UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676

Harbor Funds

(Exact name of registrant as specified in charter)

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606-4302

(Address of principal executive offices) (Zip code)

David G. Van Hooser	Christopher P. Harvey, Esq.
HARBOR FUNDS	DECHERT LLP
111 South Wacker Drive, 34th Floor	200 Clarendon Street – 27th Floor
Chicago, Illinois 60606-4302	Boston, MA 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

ITEM 1 – REPORTS TO STOCKHOLDERS

The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

•	Harbor Domestic Equity Funds’ 2010 Semi-Annual Report

•	Harbor International & Global Funds’ 2010 Semi-Annual Report

•	Harbor Strategic Markets Funds’ 2010 Semi-Annual Report

•	Harbor Fixed Income Funds’ 2010 Semi-Annual Report

•	Harbor Target Retirement Funds’ 2010 Semi-Annual Report

Semi-Annual Report

April 30, 2010

Domestic Equity Funds

	Institutional Class	Administrative Class	Investor Class

Growth

Harbor Capital Appreciation Fund	HACAX	HRCAX	HCAIX

Harbor Mid Cap Growth Fund	HAMGX	HRMGX	HIMGX

Harbor Small Cap Growth Fund	HASGX	HRSGX	HISGX

Value

Harbor Large Cap Value Fund	HAVLX	HRLVX	HILVX

Harbor Mid Cap Value Fund	HAMVX	HRMVX	HIMVX

Harbor Small Cap Value Fund	HASCX	HSVRX	HISVX

Harbor Small Company Value Fund	HASMX	HRSMX	HISMX

This document must be preceded or accompanied by a Prospectus.

Harbor Domestic Equity Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of Harbor Funds’ fiscal year ended April 30, 2010. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The unmanaged indices do not reflect fees and expenses and are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2010
	Institutional Class	Administrative Class	Investor Class
GROWTH FUNDS
Harbor Capital Appreciation Fund	12.81%	12.69%	12.65%
Harbor Mid Cap Growth Fund	24.35	24.07	24.14
Harbor Small Cap Growth Fund	31.60	31.45	31.43
VALUE FUNDS
Harbor Large Cap Value Fund	12.13%	12.06%	11.97%
Harbor Mid Cap Value Fund	22.96	22.90	22.71
Harbor Small Cap Value Fund	25.83	25.69	25.63
Harbor Small Company Value Fund	38.72	38.60	38.44

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2010
Dow Jones U.S. Total Stock Market IndexSM; entire U.S. stock market	17.91%
Standard & Poor’s 500 (S&P 500); large cap, domestic equity	15.66
Russell 1000® Growth; large cap, domestic equity	15.79
Russell Midcap® Growth; domestic equity	23.23
Russell 2000® Growth; small cap, domestic equity	25.49
Russell 1000® Value; large cap, domestic equity	17.77
Russell Midcap® Value; domestic equity	26.54
Russell 2000® Value; small cap, domestic equity	30.66

Harbor Domestic Equity Funds

SEMI-ANNUAL REPORT OVERVIEW—Continued

	EXPENSE RATIOS[1]					Morningstar Average[2]
	2006*	2007*	2008*	2009*	2010[b]
GROWTH FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.67%	0.66%	0.67%	0.69%	0.68%	0.98%
Administrative Class	0.92	0.92	0.92	0.94	0.93	1.30
Investor Class	1.07	1.04	1.05	1.06	1.05	1.33
Harbor Mid Cap Growth Fund
Institutional Class	0.94%	0.89%	0.87%	0.90%	0.86%	1.12%
Administrative Class	1.18	1.14	1.12	1.15	1.11	1.42
Investor Class	1.32	1.27	1.25	1.26	1.23	1.42
Harbor Small Cap Growth Fund
Institutional Class	0.82%	0.82%	0.84%	0.88%	0.85%	1.26%
Administrative Class	1.07	1.07	1.09	1.13	1.10	1.56
Investor Class	1.22	1.20	1.21	1.25	1.22	1.61
VALUE FUNDS
Harbor Large Cap Value Fund
Institutional Class	0.68%	0.68%	0.68%	0.71%	0.70%	0.95%
Administrative Class	0.93	0.93	0.93	0.96	0.95	1.28
Investor Class	1.08	1.06	1.05	1.07	1.07	1.30
Harbor Mid Cap Value Fund
Institutional Class	0.95%	0.95%	0.95%	0.98%	0.97%	1.12%
Administrative Class	1.18	1.19	1.20	1.23	1.21	1.40
Investor Class	1.32	1.33	1.32	1.35	1.34	1.42
Harbor Small Cap Value Fund
Institutional Class	0.83%	0.83%	0.84%	0.87%	0.84%	1.19%
Administrative Class	1.08	1.08	1.09	1.12	1.09	1.49
Investor Class	1.23	1.21	1.22	1.24	1.21	1.49
Harbor Small Company Value Fund
Institutional Class	N/A	0.95%[a]	0.95%	0.95%	0.95%	1.19%
Administrative Class	N/A	1.20 [a]	1.20	1.20	1.20	1.49
Investor Class	N/A	1.33 [a]	1.32	1.32	1.32	1.49

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the April 30, 2010 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons includes all actively managed no-load funds that charge 12b-1 fees in the April 30, 2010 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Annualized for the period May 1, 2007 (inception) through October 31, 2007.
b	Unaudited annualized figures for the six-month period ended April 30, 2010.

Letter from the Chairman

David G. Van Hooser Chairman

Dear Fellow Shareholder:

The recovery in the financial markets that began in March 2009 continued through Harbor Funds’ fiscal first half ended April 30, 2010. The domestic (U.S.) equities market, as measured by the Dow Jones U.S. Total Stock Market IndexSM, had a total return of 17.91% during the first half of fiscal 2010. Smaller capitalization stocks in the U.S. had even better returns, with the Russell 2000® Index of small cap stocks posting a return of 28.17%.

Large domestic stocks also did well in the fiscal first half with the Standard & Poor’s 500 Index gaining 15.66%. All 10 economic sectors within the S&P 500 Index advanced, led by consumer discretionary and industrials.

Harbor Domestic Equity Funds

The performance of the Harbor Funds lineup of domestic equity funds in the fiscal first half was led by the Harbor Small Company Value Fund (formerly called the Harbor SMID Value Fund) and the Harbor Small Cap Growth Fund. The Harbor Small Company Value Fund, which has a deep value style, had a return of 38.72% (Institutional Class), and outperformed its Russell 2000® Value Index by 806 basis points, or 8.06 percentage points. The Harbor Small Cap Growth Fund had a total return of 31.60% (Institutional Class) and outpaced its benchmark, the Russell 2000® Growth Index, by 611 basis points.

As always, we encourage investors to maintain a long-term focus in evaluating their investments, including Harbor Funds. Comments by the portfolio managers of each domestic equity fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2010
	Unannualized		Annualized
Domestic Equities	6 Months	1 Year	5 Years	10 Years	30 Years
Dow Jones U.S.Total Stock Market IndexSM (entire U.S. stock market)	17.91%	41.12%	3.73%	0.81%	11.39%
S&P 500 Index (large cap stocks)	15.66	38.85	2.63	-0.19	11.48
Russell Midcap® Index (mid cap stocks)	24.93	50.84	5.65	5.74	13.25
Russell 2000® Index (small cap stocks)	28.17	48.95	5.74	4.91	11.16
Russell 3000® Growth Index	16.50	38.69	4.22	-3.37	10.11
Russell 3000® Value Index	18.79	43.10	2.20	3.92	12.27

International & Global
MSCI EAFE (ND) Index (foreign stocks)	2.48%	34.43%	3.86%	1.64%	9.62%
MSCI World (ND) Index (global stocks)	9.40	37.02	3.35	0.41	9.79
MSCI Emerging Markets Index	12.37	57.13	16.56	11.01	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	2.21%	21.98%	0.22%	6.07%	N/A

Fixed Income
BofA Merrill Lynch US High Yield Index (high-yield bonds)	11.65%	44.20%	8.38%	7.43%	N/A
Barclays Capital U.S. Aggregate Bond Index (domestic bonds)	2.54	8.30	5.38	6.43	8.83%
BofA Merrill Lynch US 3-Month Treasury Bill Index (proxy for money market returns)	0.04	0.15	2.86	2.80	5.87

International Equity, Strategic Markets, and Fixed Income

Returns on international stocks lagged well behind returns on U.S. equities in the fiscal first half. The MSCI EAFE (ND) Index of stocks in developed international markets returned 2.48%. (All international returns are in U.S. dollars.) A looming debt crisis in Europe and concerns about a possible slowing rate of growth in China weighed upon the performance of foreign stocks. For U.S. -dollar based investors, returns on foreign equities also were weakened by currency effects, as the U.S. dollar rose against most major currencies, including a gain of about 10% against the euro. Although returns in developed international markets were muted, the MSCI Emerging Markets Index posted a return of over 12%.

Commodity prices fluctuated within a relatively narrow range over the first half of the fiscal year. They ended the six months with a return of just over 2%.

In fixed income markets, interest rates edged higher and investors continued to seek yield in riskier areas of the market. The high-yield market returned over 11% for the six months, while the broad investment-grade bond market ended up less than 3%. The yield of the 10-Year Treasury Note was 3.66% on April 30, 2010, up from 3.39% at the fiscal year ended October 31, 2009. Money market yields remained at near-zero levels as the Federal Reserve held its federal funds target rate in the range of 0% to 0.25%. The BofA Merrill Lynch US 3-Month Treasury Bill Index, a proxy for money market investments, returned only 0.04%.

Harbor Unconstrained Bond Fund

Effective April 1, 2010, Harbor Funds introduced the Harbor Unconstrained Bond Fund, which is the newest addition to the Harbor Funds lineup. The Harbor Unconstrained Bond Fund allows for significant investment discretion to invest in a broad range of fixed-income securities. Chris Dialynas of Pacific Investment Management Company LLC (“PIMCO”) is the portfolio manager of the Harbor Unconstrained Bond Fund.

Investing for the Long Term

While the fiscal first half of 2010 was characterized by decent financial market returns, equity markets started the second half in May and early June by giving up the year-to-date gains. Growing concerns about the ability of Greece and certain other European countries to handle their debt and concerns about the rate of growth in many developed countries caused equity markets to retreat. The rapid shift in the performance of the markets is a reminder that all investments involve risk and uncertainty.

No one can predict with certainty how equity and debt markets will perform, especially in the shorter term. Given the uncertainty of markets, we encourage investors to make a careful assessment of the risk they are willing to accept and establish an investment plan consistent with such risk and uncertainty over the long term. A diversified portfolio of stocks, bonds and cash in an asset allocation that is consistent with your investment objectives and risk tolerance can be helpful in managing the uncertainty of the markets.

At Harbor Funds, we have domestic and international equity, strategic markets, and fixed income funds to help investors build a diversified portfolio designed to help shareholders achieve their long-term financial goals.

Thank you for your investment in Harbor Funds.

June 18, 2010

David G. Van Hooser

Chairman

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Jennison Associates LLC

466 Lexington Avenue

New York, NY 10017

PORTFOLIO MANAGER

Spiros Segalas

Since 1990

Jennison has subadvised the Fund since 1990.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Mid to large cap growth stocks

Spiros Segalas

Management’s Discussion of Fund Performance

MARKET REVIEW

Equity markets continued to rebound in the six months ended April 30, 2010. After four consecutive quarters of contraction—the longest such span since the 1930s—the U.S. economy grew at annual rates of 2.2% in the third quarter of calendar 2009, 5.6% in the year’s final three months, and 3.0% in first-quarter 2010. Corporate profits, which improved largely due to workforce and inventory reductions, provided much of the fuel for the recovery in equities. Favorable interest rate and liquidity conditions were instrumental in spurring the rally as well. Inflation remained subdued.

Although the revival remained uneven, most measures of economic activity improved. Manufacturing activity clearly increased, and employment showed signs of reaching a positive turning point. Across the corporate landscape, cost-cutting and inventory reductions remained in force, prompting additional increases in earnings projections for 2010.

A year of intense negotiations among Washington policymakers culminated in March, when President Obama signed legislation to overhaul the U.S. health care system. Although one of the most significant public policy initiatives since the advent of Medicare and Medicaid in 1965, the enacted plan scales back the broadest coverage plans proposed. The Congressional Budget Office (CBO) estimated that it will cost just under $1 trillion over the first decade. Although the CBO also projects that it will reduce the federal deficit over the longer term, many of its projected cost-savings provisions are slated to take effect later in the decade, meaning that the U.S. budget deficit looks set to surge in the near term, as new health care expenditures compound the already expansive debt incurred through stimulus spending and the federal bailouts of the past few years.

In Europe, sovereign debt issues, especially in Greece, caused major concern. In Asia, the Chinese economy showed signs of resurgence, as continued fiscal stimulus accompanied a spike in loan demand and borrowing. At the same time, Beijing policymakers took steps to tighten lending and bank reserve requirements in light of rapidly rising real estate activity and prices.

PERFORMANCE

Harbor Capital Appreciation Fund advanced 12.81% (Institutional Class), 12.69% (Administrative Class), and 12.65% (Investor Class) in the six months ended April 30, 2010, underperforming the Russell 1000® Growth benchmark, which rose 15.79%. Every sector in the benchmark rose, with gains exceeding 25% in the industrials and consumer discretionary sectors.

Information technology holdings contributed most to Fund returns, as Baidu, Salesforce.com, and Apple posted strong gains. Beijing-based Baidu is the world’s dominant Chinese-language Internet search engine. We believe the Chinese search market is still in its early growth stage and we like Baidu’s improving execution and exploration of long-term monetization opportunities. Salesforce.com’s enterprise cloud computing CRM (customer relationship management) service and platform permit customers to avoid many of the expenses and complexities of traditional enterprise software development and implementation. New offerings are helping the company both expand to new markets and deepen relationships with existing customers. Apple

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Apple Inc.	5.1%
Amazon.com Inc.	3.8%
Google Inc.	3.6%
Microsoft Corporation	3.5%
Schlumberger Ltd.	3.2%
Hewlett-Packard Co.	3.0%
VISA Inc.	2.9%
MasterCard Inc.	2.8%
Occidental Petroleum Corporation	2.8%
Walt Disney Company	2.7%

continues to be a prime beneficiary of the digitization of music, photos, and video because of its cutting-edge software for managing, editing, and sharing content. With iPhone, Apple is gaining access to significant growth opportunities in the mobile phone market. Its creativity and innovation in product design and marketing should continue to drive share gains.

In the consumer discretionary sector, Amazon.com’s strong earnings reflected an ongoing secular shift toward e-commerce as well as market share gains. Disney, with what we consider one of the media sector’s most balanced and best positioned portfolios, reported solid financial results, as well. Marriott International climbed on improving fundamentals in the lodging sector.

Health care holdings detracted from return relative to the benchmark. Multinational diversified health care company Baxter International fell after lowering its 2010 financial outlook, citing recently-passed health care legislation and weakness in its blood plasma products business.

In the financials sector, Goldman Sachs fell on news that the Securities and Exchange Commission had brought a civil action against it in relation to a 2007 transaction involving institutional investors. Consumer staples holding CVS Caremark declined on significant contract losses in its pharmacy benefits management business; CVS is the second-largest prescription benefits manager in the US. Cell phone chipset maker Qualcomm fell on indications that average selling prices were being cut to fend off competition. We closed our positions in CVS and QCOM shares.

OUTLOOK AND STRATEGY

Given easy comparisons against last year’s weak first half, continued rigorous cost controls, and recovering revenue gains, corporate profit growth looks to be strong in the remainder of calendar 2010. A rebound in consumer spending, particularly for cars and other durable goods, also appears to be gathering momentum, spurred by sales incentives and pent-up demand. Although unemployment remains high, we believe that income growth, too, is in the early stages of recovery, as furloughs end and modest annual salary adjustments resume. Housing starts may have bottomed out, but overall weakness in the housing sector persists.

In Europe, sovereign debt issues have caused major concern. Although Greece has been the epicenter of the crisis, Spain, Ireland, Portugal, and Italy face similar issues. In Asia, there are indications that China’s growth momentum is starting to peak, as the impact of stimulus spending wears off and Beijing policymakers take steps to tighten lending and bank reserve requirements in light of rapidly rising real estate activity and prices.

The revenue gains of companies held in our portfolio have continued to accelerate, and we remain confident that our holdings will achieve better-than-average revenue growth for calendar 2010. Accommodative monetary policy is providing an additional tailwind for equity prices. We would view the eventual (and approaching) return to higher interest rates as another sign of overall economic strength.

This report contains the current opinions of Jennison Associates LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Capital Appreciation Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2012

Cusip	411511504

Ticker	HACAX

Inception Date	12/29/1987

Net Expense Ratio	0.68%[a]

Total Net Assets (000s)	$8,556,774

ADMINISTRATIVE CLASS

Fund #	2212

Cusip	411511827

Ticker	HRCAX

Inception Date	11/01/2002

Net Expense Ratio	0.93%[a]

Total Net Assets (000s)	$386,950

INVESTOR CLASS

Fund #	2412

Cusip	411511819

Ticker	HCAIX

Inception Date	11/01/2002

Net Expense Ratio	1.05%[a]

Total Net Assets (000s)	$671,320

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$71,611		$78,847

Price/Earning Ratio (P/E)	25.8x		20.5x

Price/Book Ratio (P/B)	4.5x		4.1x

Beta vs. Russell 1000® Growth Index	0.93		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2010)	35%	[b]	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

Harbor Capital Appreciation Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2000 through 04/30/2010

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Capital Appreciation Fund
Institutional Class	12.81%	35.00%	5.29%	-2.41%	12/29/1987	$39,160
Comparative Indices
Russell 1000® Growth	15.79%	38.16%	4.05%	-3.63%	—	$34,528
S&P 500	15.66%	38.84%	2.63%	-0.19%	—	$49,040

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Capital Appreciation Fund
Administrative Class	12.69%	34.63%	5.02%	6.75%	11/01/2002	$16,323
Investor Class	12.65%	34.50%	4.89%	6.56%	11/01/2002	$16,101
Comparative Indices
Russell 1000® Growth	15.79%	38.16%	4.05%	6.05%	—	$15,533
S&P 500	15.66%	38.84%	2.63%	6.06%	—	$15,545

As stated in the Fund’s current prospectus, the expense ratios were 0.70% (Institutional Class); 0.95% (Administrative Class); and 1.07% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 0.2%)

COMMON STOCKS—99.8%

Shares		Value (000s)

AEROSPACE & DEFENSE—4.4%
1,695,810	Boeing Company	$122,828
1,179,600	Precision Castparts Corp.	151,390
1,984,036	United Technologies Corporation	148,703

		422,921

AUTO COMPONENTS—1.3%
3,656,000	Johnson Controls Inc.	122,805

BIOTECHNOLOGY—3.7%
2,417,600	Celgene Corporation*	149,770
3,760,800	Gilead Sciences Inc.*	149,191
1,450,300	Vertex Pharmaceuticals Inc.*	56,228

		355,189

COMMON STOCKS—Continued

Shares		Value (000s)

CAPITAL MARKETS—3.6%
7,561,100	Charles Schwab Corporation	$145,854
704,527	Goldman Sachs Group Inc.	102,297
3,175,500	Morgan Stanley	95,964

		344,115

CHEMICALS—1.0%
1,118,500	Praxair Inc.	93,697

COMMUNICATIONS EQUIPMENT—4.0%
7,985,290	Cisco Systems Inc.*	214,964
5,986,000	Juniper Networks Inc.*	170,062

		385,026

COMPUTERS & PERIPHERALS—9.9%
1,874,373	Apple Inc.*	489,436
5,520,300	Hewlett-Packard Co.	286,890
5,124,400	NetApp Inc.*	177,663

		953,989

DIVERSIFIED FINANCIAL SERVICES—1.5%
3,455,200	JP Morgan Chase & Co.	147,122

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.2%
3,201,438	Agilent Technologies Inc.*	116,084

ENERGY EQUIPMENT & SERVICES—3.2%
4,302,800	Schlumberger Ltd.	307,306

FOOD & STAPLES RETAILING—1.6%
2,009,793	Costco Wholesale Corporation	118,739
939,519	Whole Foods Market Inc.*	36,660

		155,399

FOOD PRODUCTS—2.5%
3,128,909	Kraft Foods Inc.	92,616
734,100	Mead Johnson Nutrition Company	37,887
3,632,500	Unilever plc (UK)	109,713

		240,216

HEALTH CARE EQUIPMENT & SUPPLIES—2.9%
898,246	Alcon Inc.	140,001
2,976,400	Baxter International Inc.	140,545

		280,546

HEALTH CARE PROVIDERS & SERVICES—3.5%
1,138,400	Express Scripts Inc.*	113,988
3,855,200	Medco Health Solutions Inc.*	227,148

		341,136

HOTELS, RESTAURANTS & LEISURE—1.5%
3,809,818	Marriott International Inc.	140,049

HOUSEHOLD PRODUCTS—1.3%
1,485,400	Colgate-Palmolive Company	124,922

INDUSTRIAL CONGLOMERATES—1.2%
3,431,700	Koninklijke Philips Electronics N.V. ADR (NET)[1]	114,413

INTERNET & CATALOG RETAIL—3.8%
2,647,100	Amazon.com Inc.*	362,812

INTERNET SOFTWARE & SERVICES—5.5%
142,971	Baidu Inc. ADR (CHN)*[1]	98,550
652,151	Google Inc.*	342,666
4,320,500	Tencent Holdings Ltd. (CHN)	90,816

		532,032

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

IT SERVICES—6.7%
752,230	International Business Machines Corporation	$97,038
1,060,362	MasterCard Inc.	263,012
3,115,500	VISA Inc.	281,112

		641,162

LIFE SCIENCE TOOLS & SERVICES—0.6%
1,399,000	Illuminia Inc.*	58,576

MACHINERY—1.6%
872,719	Cummins Inc.	63,036
2,576,500	Ingersoll-Rand plc	95,279

		158,315

MEDIA—2.7%
6,942,369	Walt Disney Company	255,757

MULTILINE RETAIL—2.7%
2,925,550	Dollar General Corporation*	83,583
3,081,163	Target Corporation	175,226

		258,809

OIL, GAS & CONSUMABLE FUELS—3.7%
3,010,600	Occidental Petroleum Corporation	266,920
2,288,400	Southwestern Energy Company*	90,803

		357,723

PHARMACEUTICALS—5.5%
1,307,600	Abbott Laboratories	66,897
3,636,528	Mylan Inc.*	80,113
2,359,700	Roche Holdings AG Sponsored ADR (SWS)[1]	92,972
1,650,790	Shire plc ADR (IE)[1]	108,688
3,003,200	Teva Pharmaceutical Industries Ltd. ADR (IL)[1]	176,378

		525,048

ROAD & RAIL—1.5%
1,940,007	Union Pacific Corporation	146,781

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.6%
6,675,986	Intel Corporation	152,412

COMMON STOCKS—Continued

Shares		Value (000s)

SOFTWARE—8.2%
6,081,250	Adobe Systems Inc.*	$204,269
10,960,440	Microsoft Corporation	334,732
1,704,921	Salesforce.com Inc.*	145,941
1,909,805	SolarWinds Inc.*	35,446
1,069,786	Vmware Inc.*	65,942

		786,330

SPECIALTY RETAIL—3.3%
3,275,700	Home Depot Inc.	115,468
4,923,200	Staples Inc.	115,843
1,864,535	Tiffany & Co.	90,393

		321,704

TEXTILES, APPAREL & LUXURY GOODS—4.1%
2,692,976	Coach Inc.	112,432
2,929,134	Nike Inc.	222,350
610,458	Polo Ralph Lauren Corporation	54,880

		389,662

TOTAL COMMON STOCKS (Cost $7,462,356)		9,592,058

SHORT-TERM INVESTMENTS—0.6%
(Cost $63,418)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$63,418	Repurchase Agreement with State Street Corporation dated April 30, 2010 due May 3, 2010 at 0.010% collateralized by U.S. Treasury Bonds (market value $64,687)	63,418

TOTAL INVESTMENTS—100.4% (Cost $7,525,774)		9,655,476

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.4)%		(40,432)

TOTAL NET ASSETS—100.0%		$9,615,044

FAIR VALUE MEASURMENTS

Repurchase Agreements valued at $63,418 are classified as Level 2. All other holdings at April 30, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

CHN	China.

IE	Ireland.

IL	Israel.

NET	Netherlands.

SWS	Switzerland.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

Harbor Mid Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

PORTFOLIO MANAGERS

Michael T. Carmen, CFA, CPA

Since 2005

Mario E. Abularach,

CFA

Since 2006

Stephen Mortimer

Since 2010

Wellington Management has subadvised the Fund since September 20, 2005.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Mid cap companies with significant capital appreciation potential

Michael T. Carmen

Management’s Discussion of Fund Performance

MARKET REVIEW

U.S. equities finished calendar 2009 on a positive note, as extraordinary government and central bank measures throughout the year helped to stabilize global economies and markets; as the year progressed, low interest rates, better-than-expected corporate earnings, and improving economic data provided a favorable backdrop for equities. This strength continued into the new year as equities gained in the first quarter of 2010, extending a nearly 13-month-long market rally. Despite concerns about tightening credit conditions in China and burgeoning fiscal deficits across much of Europe, investor confidence grew amid positive corporate earnings announcements, accommodative monetary policy, and improving economic conditions.

In this environment, the Russell Midcap® Growth Index ended the fiscal half-year with a positive return of 23.23%. Within the Index, all 10 sectors posted positive returns. Consumer discretionary and telecommunication services were the strongest-performing sectors, while the utilities sector lagged.

PERFORMANCE

Harbor Mid Cap Growth Fund advanced 24.35% (Institutional Class), 24.07% (Administrative Class), and 24.14% (Investor Class) for the six months ended April 30, 2010, compared with the 23.23% return of its Russell Midcap® Growth Index benchmark. The Fund’s solid performance can be attributed to strong stock selection as well as to sector allocation, which is a result of our bottom-up stock selection process. Selection was strongest in the information technology and industrials sectors, and weakest in consumer discretionary and financials. An overweight allocation to the consumer discretionary sector and underweights to utilities and consumer staples also aided Fund results relative to the benchmark.

Information technology holding SanDisk was the largest contributor to the Fund’s absolute and relative performance. Shares of this flash memory maker performed well after the company raised its revenue forecast, citing demand growth driven by the expansion of mobile Internet usage. Industrials holding BE Aerospace, a leading provider of aircraft interior products and services, also contributed to relative results. The company’s shares responded favorably to improving fundamentals as low inventory levels and improving demand are leading to accelerating growth. Airline operator US Airways (in the industrials sector) and SXC Health Solutions (health care), a provider of pharmacy benefit management and health care information technology services, were also among the top contributors to both relative and absolute results.

Financials holding Great American Group was the largest detractor from both relative and absolute results. The company is one of the largest players in the retail and wholesale auction and liquidation market; its shares were hurt as the global economic recovery resulted in fewer liquidations and companies going out of business, particularly within retail. Industrials holding Corrections Corporation of America, a for-profit prison operator, was also a significant detractor from relative results. The company’s shares fell after management issued below-consensus guidance, citing an uncertain state-budgeting outlook. Also among the top detractors from relative and absolute results were Japan-based pharmaceutical company Shionogi (health care), steel producer and metals recycler Steel Dynamics (materials), and post-secondary education services company Corinthian Colleges (consumer discretionary).

Harbor Mid Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Seagate Technology	2.0%
SXC Health Solutions Corporation	2.0%
Ingersoll-Rand plc	1.9%
Citrix Systems Inc.	1.5%
Green Mountain Coffee Roasters Inc.	1.5%
Hanesbrands Inc.	1.5%
Masco Corporation	1.5%
Skyworks Solutions Inc.	1.5%
Williams-Sonoma Inc.	1.5%
Ameriprise Financial Inc.	1.4%

OUTLOOK AND STRATEGY

Our investment philosophy is based on four key underlying premises. First, we believe that changes in earnings expectations drive security prices. Second, we believe that tangible operating momentum precedes earnings momentum. Third, quality management will provide us with an opportunity to identify companies that will achieve operating excellence. Finally, we believe that our valuation discipline helps control portfolio risk.

We employ this philosophy, together with a bottom-up fundamental analysis and opportunistic investment approach, in managing the Fund. We consider a broad universe of available stocks within the mid cap market, typically focusing on companies with expected earnings growth of 15% or higher. To narrow the universe of available companies, we rely on intensive bottom-up fundamental proprietary research.

The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. Bottom-up investment decisions resulted in an increased exposure to the information technology sector, the Fund’s largest overweighted sector as of April 30, 2010. We also remained overweight to the consumer discretionary sector, although we reduced this overweight during the last six months. We also reduced our underweight to the energy sector. At the end of the fiscal half-year, consumer staples and financials remained the Fund’s largest relative underweight sector exposures.

This report contains the current opinions of Wellington Management Company, LLP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Since the Fund may also hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Mid Cap Growth Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2019

Cusip	411511876

Ticker	HAMGX

Inception Date	11/01/2000

Net Expense Ratio	0.86% [a]

Total Net Assets (000s)	$291,670

ADMINISTRATIVE CLASS

Fund #	2219

Cusip	411511793

Ticker	HRMGX

Inception Date	11/01/2002

Net Expense Ratio	1.11% [a]

Total Net Assets (000s)	$283,678

INVESTOR CLASS

Fund #	2419

Cusip	411511785

Ticker	HIMGX

Inception Date	11/01/2002

Net Expense Ratio	1.23%[a]

Total Net Assets (000s)	$53,831

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$5,481		$7,363

Price/Earning Ratio (P/E)	30.1x		24.3x

Price/Book Ratio (P/B)	3.2x		4.0x

Beta vs. Russell Midcap® Growth Index	0.96		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2010)	63%	[b]	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

Harbor Mid Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2000 through 04/30/2010

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Mid Cap Growth Fund
Institutional Class	24.35%	44.92%	8.34%	-0.95%	11/01/2000	$45,666
Comparative Index
Russell Midcap® Growth	23.23%	46.95%	5.74%	-0.19%	—	$49,117

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Mid Cap Growth Fund
Administrative Class	24.07%	44.51%	8.08%	10.96%	11/01/2002	$21,799
Investor Class	24.14%	44.27%	7.94%	10.81%	11/01/2002	$21,589
Comparative Index
Russell Midcap® Growth	23.23%	46.95%	5.74%	10.29%	—	$20,839

As stated in the Fund’s current prospectus, the expense ratios were 0.91% (Institutional Class); 1.16% (Administrative Class); and 1.27% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 0.7%)

COMMON STOCKS—99.3%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.5%
298,500	BE Aerospace Inc.*	$8,868
103,300	Rockwell Collins Inc.	6,715

		15,583

AIR FREIGHT & LOGISTICS—1.1%
164,100	Expeditors International of Washington Inc.	6,685

AIRLINES—1.8%
868,500	JetBlue Airways Corporation*	4,855
913,000	US Airways Group Inc.*	6,455

		11,310

AUTO COMPONENTS—1.0%
291,300	Gentex Corporation	6,260

BIOTECHNOLOGY—1.0%
145,300	Alkermes Inc.*	1,903
126,900	Amylin Pharmaceuticals Inc.*	2,619
67,600	Regeneron Pharmaceuticals Inc.*	1,726

		6,248

BUILDING PRODUCTS—2.2%
102,400	Lennox International Inc.	4,635
560,200	Masco Corporation	9,092

		13,727

CAPITAL MARKETS—3.4%
198,550	Ameriprise Financial Inc.	9,205
239,200	Invesco Ltd.	5,499
188,200	Waddell & Reed Financial Inc.	6,986

		21,690

CHEMICALS—0.8%
61,300	CF Industries Holdings Inc.	5,129

COMMERCIAL SERVICES & SUPPLIES—1.2%
360,000	Corrections Corp. of America*	7,459

COMMUNICATIONS EQUIPMENT—3.2%
178,900	Juniper Networks Inc.*	5,083
209,200	Polycom Inc.*	6,809
214,500	Riverbed Technology Inc.*	6,647
49,700	Viasat Inc.*	1,762

		20,301

COMPUTERS & PERIPHERALS—5.0%
125,200	Lexmark International Inc.*	4,639
174,100	NetApp Inc.*	6,036
208,650	SanDisk Corporation*	8,323
680,600	Seagate Technology	12,502

		31,500

CONSTRUCTION MATERIALS—1.1%
215,300	Eagle Materials Inc.	6,862

DIVERSIFIED CONSUMER SERVICES—2.2%
177,800	Sotheby’s	5,939
32,290	Strayer Education Inc.	7,850

		13,789

DIVERSIFIED FINANCIAL SERVICES—0.2%
724,300	Great American Group Inc.*	1,376

ELECTRICAL EQUIPMENT—0.7%
73,570	Regal Beloit Corporation	4,655

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

ELECTRONIC EQUIPMENT & INSTRUMENTS—3.1%
344,300	Jabil Circuit Inc.	$5,275
458,060	Sanmina-SCI Corporation*	8,167
182,050	Trimble Navigation Ltd.*	5,955

		19,397

ENERGY EQUIPMENT & SERVICES—1.0%
130,600	Baker Hughes Inc.	6,499

FOOD PRODUCTS—1.5%
133,720	Green Mountain Coffee Roasters Inc.*	9,716

HEALTH CARE EQUIPMENT & SUPPLIES—2.9%
46,500	Edwards Lifesciences Corp.*	4,793
416,200	Hologic Inc.*	7,437
17,000	Intuitive Surgical Inc.*	6,130

		18,360

HEALTH CARE PROVIDERS & SERVICES—2.0%
228,600	Coventry Health Care Inc.*	5,427
151,400	Lincare Holdings Inc.*	7,069

		12,496

HEALTH CARE TECHNOLOGY—2.0%
178,600	SXC Health Solutions Corporation (CAN)*	12,448

HOTELS, RESTAURANTS & LEISURE—1.9%
238,070	Cheesecake Factory Inc.*	6,468
333,660	MGM Mirage Inc.*	5,302

		11,770

HOUSEHOLD DURABLES—4.8%
523,400	DR Horton Inc.	7,689
259,270	Jarden Corporation	8,328
762,100	MRV Engenharia e Participacoes S.A. (BR)	5,393
260,964	Tempur Pedic International Inc.*	8,794

		30,204

INSURANCE—1.3%
437,400	Genworth Financial Inc.*	7,226
73,183	Phoenix Group Ltd. (CYM)	793

		8,019

INTERNET SOFTWARE & SERVICES—4.0%
72,400	Equinix Inc.*	7,287
311,640	GSI Commerce Inc.*	8,492
56,100	Rackspace Hosting Inc.*	1,007
165,600	VistaPrint NV*	8,542

		25,328

IT SERVICES—1.7%
107,800	Congnizant Technology Solutions Corporation*	5,517
297,600	Genpact Ltd.*	5,024

		10,541

LEISURE EQUIPMENT & PRODUCTS—0.8%
4,100	Brunswick Corporation	86
215,652	Pool Corporation	5,290

		5,376

LIFE SCIENCES TOOLS & SERVICES—1.4%
315,700	Pharmaceutical Product Development Inc.	8,682

MACHINERY—3.1%
315,300	Ingersoll-Rand plc	11,660
159,700	Navistar International Corporation*	7,720

		19,380

COMMON STOCKS—Continued

Shares		Value (000s)

MEDIA—2.1%
165,900	DreamWorks Animation SKG Inc.*	$6,584
393,200	Focus Media Holding Ltd. (CHN)*	6,598

		13,182

METALS & MINING—0.5%
197,300	Steel Dynamics Inc.	3,100

MULTILINE RETAIL—1.3%
211,770	Family Dollar Stores Inc.	8,378

OIL, GAS & CONSUMABLE FUELS—2.7%
136,700	Consol Energy Inc.	6,108
182,900	Frontline Ltd. (NOR)	6,676
215,389	Karoon Gas Australia Ltd. (AUS)*	1,494
58,300	Peabody Energy Corp.	2,724

		17,002

PHARMACEUTICALS—4.1%
200,100	Auxilium Pharmaceuticals Inc.*	7,124
276,900	Mylan Inc.*	6,100
259,300	Shionogi & Co. Ltd. (JP)	4,701
184,996	Watson Pharmaceuticals Inc.*	7,921

		25,846

ROAD & RAIL—3.6%
307,500	Hertz Global Holdings Inc.*	4,446
155,300	JB Hunt Transport Services Inc.	5,724
163,100	Kansas City Southern*	6,614
533,500	Localiza Rent A Car Ltd. (BR)	5,985

		22,769

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—10.7%
230,020	Atheros Communications Inc.*	8,934
225,000	Broadcom Corporation	7,760
485,600	Cypress Semiconductors Corporation*	6,259
294,400	Marvell Technology Group Ltd.*	6,079
293,900	Maxim Integrated Products Inc.	5,708
463,638	Nvidia Corporation*	7,288
116,700	Power Integrations Inc.	4,491
1,227,530	RF Micro Devices Inc.*	6,899
538,200	Skyworks Solutions Inc.*	9,063
606,600	Triquint Semiconductor Inc.*	4,574

		67,055

SOFTWARE—5.3%
212,180	Adobe Systems Inc.*	7,127
152,633	Amadeus IT Holding S.A. (SP)	2,439
127,000	BMC Software Inc.*	4,999
196,700	Citrix Systems Inc.*	9,245
136,600	Concur Technologies Inc.*	5,725
96,500	Rovi Corporation*	3,761

		33,296

SPECIALTY RETAIL—6.7%
126,830	Advance Auto Parts Inc.	5,720
210,200	Dick’s Sporting Goods Inc.*	6,119
284,947	Penske Automotive Group Inc.	4,268
133,000	Ross Stores Inc.	7,448
241,100	Urban Outfitters Inc.*	9,044
334,700	Williams-Sonoma Inc.	9,639

		42,238

TEXTILES, APPAREL & LUXURY GOODS—2.6%
156,700	Coach Inc.	6,542
340,100	Hanesbrands Inc.*	9,683

		16,225

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

WIRELESS TELECOMMUNICATION SERVICES—0.8%
119,825	American Tower Corporation*	$4,890

TOTAL COMMON STOCKS (Cost $502,623)		624,771

SHORT-TERM INVESTMENTS—2.7%
(Cost $16,983)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$16,983	Repurchase Agreement with Bank of America Corp. dated April 30, 2010 due May 3, 2010 at 0.180% collateralized by U.S. Treasury Bill (market value $16,983)	16,983

TOTAL INVESTMENTS—102.0% (Cost $519,606)		641,754

CASH AND OTHER ASSETS, LESS LIABILITIES—(2.0)%		(12,575)

TOTAL NET ASSETS—100.0%		$629,179

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2010

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Japanese Yen (Buy)	$316	$316	Jul-2010	$—
Japanese Yen (Sell)	4,574	4,605	Jul-2010	31

				$31

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $16,983, holdings in the Pharmaceuticals category valued at $4,701, and holdings in Forwards Currency Contracts valued at $31 are classified as Level 2. All other holdings at April 30, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

AUS	Australia.

BR	Brazil.

CAN	Canada.

CYM	Cayman Islands.

CHN	China.

JP	Japan.

NOR	Norway.

SP	Spain.

The accompanying notes are an integral part of the Financial Statements.

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Westfield Capital Management Company, L.P.

One Financial Center

24th Floor

Boston, MA 02111

PORTFOLIO MANAGERS

William Muggia

Lead Portfolio Manager

Since 2000

Arthur Bauernfeind

Since 2000

Matthew Strobeck

Since 2003

Ethan Meyers

Since 2000

Scott Emerman

Since 2002

Westfield has subadvised the Fund since its inception in 2000.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth

William Muggia

Arthur Bauernfeind

Matthew Strobeck

Ethan Meyers

Scott Emerman

Management’s Discussion of Fund Performance

MARKET REVIEW

U.S. equities continued their upward march through April, generating double-digit gains across all market capitalizations and economic sectors. The market advance was less than orderly, as investor confidence was rattled by China’s slowing growth and the fiscal crisis in Europe, along with worries about their possible impact on the U.S. economy. However, positive economic data supported the notion that the domestic economy is on the mend: weekly jobless claims have been declining, consumer spending picking up, and manufacturing activity expanding. In addition, generally better-than-anticipated corporate earnings and revenues posted in the first four months of 2010 helped boost stock returns. Notably, small and mid capitalization companies that tend to depend on the domestic economy delivered the best performance results in the six months ended April 30, 2010.

PERFORMANCE

Harbor Small Cap Growth Fund outperformed its benchmark, the Russell 2000® Growth Index, by a substantial margin. The Fund returned 31.60% (Institutional Class), 31.45% (Administrative Class), and 31.43% (Investor Class), compared to 25.49% for the index for the six months ended April 30, 2010. Outperformance was broad-based, with holdings across six economic sectors contributing to relative gains. Positive stock selection—particularly within health care, industrials, and energy—was the prominent driver of excess returns, while the financials sector was the only source of relative weakness.

Health care provided 270 basis points, or 2.70 percentage points, of relative gains. Performance was especially notable within the biotechnology industry, where each portfolio holding posted double-digit advances. OSI Pharmaceuticals nearly doubled after receiving an all-cash offer from Astellas Pharmaceutical for all of the outstanding shares of its common stock. Our conviction in this stock had been tested as recently as December 2009, when an FDA panel voted against approval of the company’s main drug, Tarceva, for maintenance treatment of lung cancer. We believed that the drug would ultimately be approved by the FDA given a statistically significant increase in survival rates among trial patients. The strategic buyer in essence validated our belief that the current opportunity with Tarceva and its rich pipeline of drug candidates were underappreciated by Wall Street. Also adding to returns was the Fund’s position in biotechnology company Amylin Pharmaceuticals. The company first rallied on news that an onerous warning label was required on a competitor’s diabetes drug. Later, the FDA issued a complete response letter on the long-acting version of Amylin’s drug Byetta, also for the treatment of diabetes, which requested no additional pre-clinical or clinical studies. It is our sense that Amylin and its marketing partner, Eli Lilly, will work hard to finalize the New Drug Application process with the FDA.

Industrial stocks contributed 162 basis points to relative results. US Airways was the best absolute and relative performer within the sector. We initiated a position in the stock in

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Nuance Communications Inc.	4.0%
ev3 Inc.	2.9%
Alexion Pharmaceuticals Inc.	2.7%
Exterran Holdings Inc.	2.5%
Acorda Therapeutics Inc.	2.4%
United Therapeutics Corporation	2.3%
Alpha Natural Resources Inc.	2.2%
Health Management Associates Inc.	2.2%
Superior Energy Services Inc.	2.2%
CyberSource Corporation	2.1%

September 2009 and increased it on subsequent price weakness given our belief that operating results would surpass consensus earnings estimates. Shares of US Airways surged in early April, buoyed by news of merger talks with United Airlines. The stock reached our internal price target and the position was sold. Machinery manufacturer Bucyrus International also added to results after reporting revenue and earnings growth in February that beat consensus expectations. We believe the capital equipment budgets of mining companies are likely to be revised higher with improving visibility on a sustained economic recovery, and with commodity prices that have remained higher than projections. It is also our belief that the recent acquisition of mining assets from Terex Corporation should provide Bucyrus with synergies beyond the original $100 million target, given greater-than-expected cost savings. Gardner Denver, a maker of compressors and vacuum and fluid transfer products, also contributed meaningfully to performance results. The company’s competitive edge in technology enables it to hold leading positions in each of the markets it serves and maintain solid returns on capital. With a focus on lean manufacturing and shorter lead times, the company has seen a significant improvement in its free cash flow generation. Even assuming little revenue growth in 2010, we expect it to demonstrate solid earnings growth from margin expansion.

Energy was a source of 130 basis points of outperformance. Coal producer Alpha Natural Resources, the largest energy position in the portfolio, provided a significant contribution to relative results. The metallurgical coal market has remained robust, and the steam coal market is in the early stages of recovery. Exterran Holdings, which is engaged in the natural gas compression business, was the best absolute performer in the sector. The long-term prospects for its core North American operations are compelling, in our view, given the secular growth prospects for gas production from aging reservoirs. In addition, we believe the company is well positioned to benefit from a cyclical recovery in international markets. Drilling contractor Rowan Companies, purchased early in January, also enhanced performance results. We believe that demand has bottomed, asset utilization improved, and rig pricing rates should increase by the second half of this year.

The financials sector was the only source of relative weakness, detracting 27 basis points from relative returns. Two regional bank holdings, Signature Bank and Texas Capital Bancshares, were sold during the period, as was Tower Group, a position within property & casualty insurance. The sole addition to the portfolio was East West Bancorp, an independent commercial bank headquartered in California that caters predominantly to Asian-American clientele. The bank recently purchased its only real competitor in this niche, UCBH Holdings, with FDIC assistance. We think it has a great deposit franchise, as evidenced by a loan-to-deposit ratio of 94% that provides a stable source of funding for growth.

OUTLOOK AND STRATEGY

We remain constructive on the outlook for U.S. equities. The relative attractiveness of our market has improved as the brakes have been tapped in many emerging economies and budget deficits plague many developed foreign nations. U.S. corporate financial health has been further restored as cash on corporate balance sheets hits all-time highs and tightening credit spreads have enabled prudent refinancing activity. While the consumer is unlikely to be a major driver of this cyclical recovery, the decline in initial jobless claims may presage an eventual decline in the high rate of unemployment. Secular bear markets are not typically followed by secular bull markets but rather by periods of consolidation. We are mindful of this fact in light of the dramatic rally over the past 12 months and intend to employ our investment process discipline carefully, looking for companies with strong fundamentals and reasonable valuations.

This report contains the current opinions of Westfield Capital Management Company, L.P. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in about 60-70 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Small Cap Growth Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2010

Cusip	411511868

Ticker	HASGX

Inception Date	11/01/2000

Net Expense Ratio	0.85%[a]

Total Net Assets (000s)	$406,557

ADMINISTRATIVE CLASS

Fund #	2210

Cusip	411511769

Ticker	HRSGX

Inception Date	11/01/2002

Net Expense Ratio	1.10%[a]

Total Net Assets (000s)	$33,821

INVESTOR CLASS

Fund #	2410

Cusip	411511777

Ticker	HISGX

Inception Date	11/01/2002

Net Expense Ratio	1.22%[a]

Total Net Assets (000s)	$26,752

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$2,182		$1,233

Price/Earning Ratio (P/E)	34.3x		28.1x

Price/Book Ratio (P/B)	3.4x		3.5x

Beta vs. Russell 2000® Growth Index	0.93		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2010)	36%	[b]	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

a	Annualized.

b	Unannualized.

Harbor Small Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2000 through 04/30/2010

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Small Cap Growth Fund
Institutional Class	31.60%	60.16%	7.19%	6.15%	11/01/2000	$88,102
Comparative Index
Russell 2000® Growth	25.49%	45.20%	6.06%	0.94%	—	$54,661

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Small Cap Growth Fund
Administrative Class	31.45%	59.58%	6.92%	9.70%	11/01/2002	$19,808
Investor Class	31.43%	59.57%	6.78%	9.55%	11/01/2002	$20,018
Comparative Index
Russell 2000® Growth	25.49%	45.20%	6.06%	9.94%	—	$20,348

As stated in the Fund’s current prospectus, the expense ratios were 0.89% (Institutional Class); 1.14% (Administrative Class) and 1.26% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 4.0%)

COMMON STOCKS—96.0%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.2%
245,700	Hexcel Corporation*	$3,980
78,864	Triumph Group Inc.	6,117

		10,097

AUTO COMPONENTS—2.0%
356,171	Tenneco Inc.*	9,179

BIOTECHNOLOGY—11.0%
285,400	Acorda Therapeutics Inc.*	11,059
226,880	Alexion Pharmaceuticals Inc.*	12,451
686,800	Allos Therapeutics Inc.*	5,426
332,945	Amylin Pharmaceuticals Inc.*	6,872
191,200	United Therapeutics Corporation*	10,877
125,350	Vertex Pharmaceuticals Inc.*	4,860

		51,545

COMMON STOCKS—Continued

Shares		Value (000s)

CAPITAL MARKETS—1.2%
101,609	Stifel Financial Corp.*	$5,825

CHEMICALS—2.0%
533,240	Solutia Inc.*	9,385

COMMERCIAL BANKS—1.6%
389,400	East West Bancorp Inc.	7,628

COMMERCIAL SERVICES & SUPPLIES—1.9%
418,200	GEO Group Inc.*	8,857

COMMUNICATIONS EQUIPMENT—1.8%
319,269	Emulex Corporation*	3,751
142,668	Polycom Inc.*	4,644

		8,395

CONSTRUCTION & ENGINEERING—1.2%
241,800	Tutor Perini Corporation*	5,869

DIVERSIFIED CONSUMER SERVICES—3.6%
60,400	American Public Education Inc.*	2,558
279,400	K12 Inc.*	6,613
1,131,200	Stewart Enterprises Inc.	7,670

		16,841

ENERGY EQUIPMENT & SERVICES—7.6%
395,710	Exterran Holdings Inc.*	11,535
97,200	Oil States International Inc.*	4,696
296,100	Rowan Companies Inc.	8,824
384,320	Superior Energy Services Inc.*	10,399

		35,454

HEALTH CARE EQUIPMENT & SUPPLIES—9.9%
266,330	Arthrocare Corporation*	8,238
704,600	ev3 Inc.*	13,479
411,257	Immucor Inc.*	8,805
380,600	Masimo Corporation	8,910
194,426	Orthofix International N.V. (NET)*	6,647

		46,079

HEALTH CARE PROVIDERS & SERVICES—5.5%
1,103,213	Health Management Associates Inc.*	10,282
98,600	Mednax Inc.*	5,417
702,250	Sun Healthcare Group Inc.*	6,278
254,150	Team Health Holdings Inc.*	3,995

		25,972

HOTELS, RESTAURANTS & LEISURE—1.5%
600,262	Sonic Corporation*	7,029

INTERNET & CATALOG RETAIL—1.8%
86,063	Netflix Inc.*	8,500

INTERNET SOFTWARE & SERVICES—1.3%
348,357	Savvis Inc.*	6,131

IT SERVICES—3.6%
353,110	Acxiom Corporation*	6,737
386,970	CyberSource Corporation*	9,938

		16,675

LIFE SCIENCES TOOLS & SERVICES—1.3%
74,288	Dionex Corporation*	6,060

MACHINERY—5.4%
78,300	Bucyrus International Inc.	4,934
26,970	CLARCOR Inc.	1,020
404,848	Colfax Corporation*	5,283
180,880	Gardner Denver Inc.	9,096

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MACHINERY—Continued
148,955	WABCO Holdings Inc.	$4,944

		25,277

METALS & MINING—1.2%
500,800	Jaguar Mining Inc. (CAN)*	5,539

OIL, GAS & CONSUMABLE FUELS—4.1%
220,542	Alpha Natural Resources Inc.*	10,383
972,100	International Coal Group Inc.*	5,123
251,700	Quicksilver Resources Inc.*	3,491

		18,997

PHARMACEUTICALS—1.0%
660,050	Adolor Corporation*	1,287
258,650	Medicines Company*	1,899
478,650	Santarus Inc.*	1,570

		4,756

PROFESSIONAL SERVICES—0.8%
152,640	Huron Consulting Group Inc.*	3,575

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.4%
238,663	ATMI Inc.*	4,327
254,783	Cavium Network Inc.*	7,035
217,775	EZchip Semiconductor Ltd. (IL)*	4,239
725,175	Integrated Device Technology Inc.*	4,793

		20,394

SOFTWARE—11.3%
961,276	Cadence Design Systems Inc.*	7,171
346,873	Net 1 UEPS Technologies Inc. (S.AFR)*	5,689
1,012,800	Nuance Communications Inc.*	18,504
461,750	Quest Software Inc.*	8,095
220,970	Red Hat Inc.*	6,600
371,617	SolarWinds Inc.*	6,897

		52,956

COMMON STOCKS—Continued

Shares		Value (000s)

SPECIALTY RETAIL—4.5%
310,150	Chico’s FAS Inc.	$4,618
191,900	Collective Brands Inc.*	4,500
171,441	J. Crew Group Inc.*	7,967
154,927	Vitamin Shoppe Inc.*	3,845

		20,930

TRADING COMPANIES & DISTRIBUTORS—0.9%
70,400	Watsco Inc.	4,169

TRANSPORTATION INFRASTRUCTURE—1.4%
249,410	Aegean Marine Petroleum Network Inc. (GRC)	6,545

TOTAL COMMON STOCKS (Cost $350,075)		448,659

SHORT-TERM INVESTMENTS—4.2%
(Cost $19,602)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$19,602	Repurchase Agreement with State Street Corporation dated April 30, 2010 due May 3, 2010 at 0.010% collateralized by Federal Home Loan Mortgage Corporation (market value $19,995)	19,602

TOTAL INVESTMENTS—100.2% (Cost $369,677)		468,261

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.2)%		(1,131)

TOTAL NET ASSETS—100.0%		$467,130

FAIR VALUE MEASURMENTS

Repurchase Agreements valued at $19,602 are classified as Level 2. All other holdings at April 30, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

CAN	Canada.

GRC	Greece.

IL	Israel.

NET	Netherlands.

S.AFR	S. Africa.

The accompanying notes are an integral part of the Financial Statements.

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Cohen & Steers Capital Management, Inc.

280 Park Avenue

10th Floor

New York, NY 10017

PORTFOLIO MANAGER

Richard E. Helm, CFA

Since 2007

Cohen & Steers has subadvised the Fund

since June 19, 2007.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Large cap value stocks

Richard E. Helm

Management’s Discussion of Fund Performance

MARKET REVIEW

Stocks rose steadily in the six months ended April 30, 2010, as investors took heart in continuing evidence of economic recovery. Earnings for the first quarter of calendar 2010, for example, showed 70% of the Standard & Poor’s 500 Index companies beating analysts’ estimates. The momentum paused in April, however, after Standard & Poor’s downgraded the debt of Greece, Portugal, and Spain, placing Greece below investment-grade. Some analysts cited fears of “contagion” extending even to the United Kingdom and the United States.

Value stocks, as measured by the Russell 1000® Value Index, outperformed growth stocks and the broader equity markets. Consumer discretionary names, which had a total return of 39%, were the best performers in the Russell 1000® Value Index, lifted by an upturn in consumer spending. Several retailers reported strong 2009 earnings results. Media stocks rallied as the outlook for advertising spending improved.

Industrial companies, up 32%, began to move ahead in November after holding company Berkshire Hathaway announced that it would acquire railroad operator Burlington Northern; the market interpreted the deal as a sign that the U.S. economy was beginning to recover. The sector later received a boost from General Electric, which surged when analysts forecast that 2011 earnings could exceed expectations. United Parcel Service’s 33% jump in first-quarter 2010 profits, on increased international shipping, provided further support for the recovery.

Materials stocks, up 27%, rebounded from a sell-off early in October, when a number of companies failed to meet analysts’ third-quarter earnings expectations. A November rally was led by chemical companies and, to a lesser degree, mining operators, which benefited from rising gold prices. The sector surged in February when economic indicators suggested that a sustainable recovery was underway.

Financial services companies, up 18%, sold off late in calendar 2009 when investors gave a cool reception to Citigroup’s stock sale to repay Troubled Asset Relief Program (TARP) loans it had received earlier in the year. The sector rebounded in March 2010, however, amid growing confidence that the Federal Reserve would keep interest rates low for the foreseeable future. Share prices stalled again after the Securities and Exchange Commission brought civil charges against Goldman Sachs concerning its mortgage deals, and when Congress failed to move ahead on a bill to overhaul the financial industry.

Information technology companies, up 17%, rebounded from a steep sell-off in early 2010 that was brought on by concerns about the effect of falling smart-phone prices on micro chip suppliers. The sector began to rally in February as several companies reported solid earnings, and was extended later in the fiscal half-year on a forecast of increased corporate spending on technology.

Health care companies, up 11%, produced mixed results. Investors’ initial reaction to reform legislation was favorable. But the gains soon dissipated amid considerable uncertainty about how the legislation will play out over the next several years.

The telecommunication services sector, up 8%, lagged the overall index return. Wireless users have become increasingly dependent on a growing array of personal communication devices, and the industry is having difficulty keeping up with expectations for speed and connectivity. Companies must find a way to provide and pay for bigger buckets of data. That likely will require capital expenditures—perhaps raising costs for customers accustomed to getting services at relatively low price points.

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Bank of America Corporation	3.0%
Chevron Corporation	3.0%
Exxon Mobil Corporation	2.9%
General Electric Co.	2.9%
JP Morgan Chases & Co.	2.8%
Pfizer Inc.	2.4%
Wells Fargo & Company	2.4%
Goldman Sachs Group Inc.	1.9%
Apache Corporation	1.8%
FPL Group Inc.	1.8%

PERFORMANCE

Harbor Large Cap Value Fund had a positive absolute return within a favorable environment for equities but underperformed its Russell 1000® Value Index benchmark. The Fund returned 12.13% (Institutional Class), 12.06% (Administrative Class), and 11.97% (Investor Class) for the six months ended April 30, 2010, compared to 17.77% for the index.

Our stock selection process historically does well in three of four scenarios: declining markets, choppy or range-bound markets, and traditional rising markets. The fourth, characterized by euphoric or liquidity-driven rallies—which was the case for much of the fiscal half-year—generally presents difficulties for our approach. The current rally has favored the most beaten-down equities, at the expense of high-quality, dividend-growth stocks.

Detractors from relative return included our stock selection in the financial services, energy, industrials, and consumer discretionary sectors, along with our underweight in consumer discretionary stocks. That underweight reflected our view that U.S. consumers would not drive economic recovery, given high unemployment and depressed home prices. In financial services, several of the top performers were second-tier regional banks. We were concerned that many had credit card and commercial real estate risk for which they had not set aside adequate reserves.

Our underweighted positions in telecommunications services companies and utilities operators contributed to relative performance. The portfolio’s position in telecom reflected our concern about the ability of these companies to cost-effectively meet growing consumer demand for speed and connectivity. In utilities, our position was dictated by an adverse environment for utility rate increases, along with a declining level of industrial power demand.

OUTLOOK AND STRATEGY

Our outlook for the U.S. economy is guardedly positive. Sovereign debt concerns have shown their ability to unsettle markets, but first-quarter earnings were good across the board, and we believe the second quarter could well produce continued earnings increases. We believe that shares of large cap, high-quality companies will be the biggest beneficiaries of this upward trend, although we cannot state with certainty when our conviction will be realized fully.

Coloring current market trends is the fact that shares of smaller companies experienced the greatest losses during the 2008–2009 recession and have continued to benefit the most from the economic rebound. Indeed, the majority of the market remains convinced that there is room for additional capital appreciation among mid caps, as stock prices remain far below their 2007 peaks. On a forward-earnings basis, however, mid cap stocks are currently more expensive than those of large cap companies. Moreover, they appear to be more vulnerable to potential earnings misses, given the lofty expectations inherent in their earnings estimates.

Despite recent bullish sentiment, it is important to note that market concerns persist. Regulatory uncertainty may make it hard for financial services companies, particularly the largest banks, to continue regaining lost ground. And Southern European countries, particularly Greece, could spark sovereign-debt fears that spread more widely than originally anticipated. Such a development could cause investors to move toward larger, higher-quality companies.

In the current environment, we remain committed to our high-quality equity bias while seeking to increase the opportunistic segment of the portfolio at a measured pace that will permit us to participate in the recovery.

This report contains the current opinions of Cohen & Steers Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Large Cap Value Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2013

Cusip	411511603

Ticker	HAVLX

Inception Date	12/29/1987

Net Expense Ratio	0.70%[a]

Total Net Assets (000s)	$229,322

ADMINISTRATIVE CLASS

Fund #	2213

Cusip	411511751

Ticker	HRLVX

Inception Date	11/01/2002

Net Expense Ratio	0.95%[a]

Total Net Assets (000s)	$21,535

INVESTOR CLASS

Fund #	2413

Cusip	411511744

Ticker	HILVX

Inception Date	11/01/2002

Net Expense Ratio	1.07%[a]

Total Net Assets (000s)	$27,304

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$88,522		$72,334

Price/Earning Ratio (P/E)	16.8x		18.9x

Price/Book Ratio (P/B)	2.3x		1.8x

Beta vs. Russell 1000® Value Index	0.87		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2010)	26%	[b]	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

Harbor Large Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2000 through 04/30/2010

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Large Cap Value Fund
Institutional Class	12.13%	31.84%	1.31%	3.37%	12/29/1987	$69,670
Comparative Index
Russell 1000® Value	17.77%	42.28%	1.93%	3.48%	—	$70,414

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Large Cap Value Fund
Administrative Class	12.06%	31.43%	1.06%	5.83%	11/01/2002	$15,289
Investor Class	11.97%	31.51%	0.93%	5.63%	11/01/2002	$15,079
Comparative Index
Russell 1000® Value	17.77%	42.28%	1.93%	7.05%	—	$16,662

As stated in the Fund’s current prospectus, the expense ratios were 0.70% (Net) and 0.77% (Gross) (Institutional Class); 0.95% (Net) and 1.01% (Gross) (Administrative Class); and 1.09% (Net) and 1.14% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.8%)

COMMON STOCKS—97.2%

Shares		Value (000s)

AEROSPACE & DEFENSE—4.7%
63,100	General Dynamics Corporation	$4,818
43,400	L-3 Communications Holdings Inc.	4,061
49,800	Lockheed Martin Corporation	4,228

		13,107

AIR FREIGHT & LOGISTICS—0.7%
29,300	United Parcel Service Inc.	2,026

BEVERAGES—0.9%
40,100	PepsiCo Inc.	2,615

CAPITAL MARKETS—4.5%
64,800	Bank of New York Mellon Corporation	2,017
22,700	Franklin Resources Inc.	2,625
35,500	Goldman Sachs Group Inc.	5,155
87,300	Morgan Stanley	2,638

		12,435

CHEMICALS—2.7%
44,300	Dow Chemical Co.	1,366
30,600	Ecolab Inc.	1,494
20,900	Monsanto Company	1,318
15,900	Praxair Inc.	1,332
34,600	Sigma Aldrich Inc.	2,052

		7,562

COMMERCIAL BANKS—6.1%
80,900	BB&T Corporation	2,689
46,200	Suntrust Bank Inc.	1,368
35,900	Toronto - Dominion Bank Group Inc. (CAN)	2,673
123,800	U.S. Bancorp	3,314
205,700	Wells Fargo & Company	6,811

		16,855

COMMERCIAL SERVICES & SUPPLIES—0.7%
59,100	Waste Management Inc.	2,050

COMMUNICATIONS EQUIPMENT—1.4%
27,700	Harris Corporation	1,426
61,400	Qualcomm Inc.	2,379

		3,805

CONSUMER FINANCE—0.5%
29,900	American Express Co.	1,379

DISTRIBUTORS—0.5%
30,400	Genuine Parts Company	1,301

DIVERSIFIED FINANCIAL SERVICES—7.3%
465,900	Bank of America Corporation	8,307
972,000	Citigroup Inc.	4,248
184,100	JP Morgan Chase & Co.	7,839

		20,394

DIVERSIFIED TELECOMMUNICATION SERVICES—2.5%
185,000	AT&T Inc.	4,821
70,000	Verizon Communications Inc.	2,022

		6,843

ELECTRIC UTILITIES—1.8%
97,200	FPL Group Inc.	5,059

ENERGY EQUIPMENT & SERVICES—2.1%
50,200	Schlumberger Ltd.	3,585
31,400	Transocean Ltd. (SWS)*	2,275

		5,860

FOOD & STAPLES RETAILING—2.9%
21,300	Costco Wholesale Corporation	1,259
74,800	CVS/Caremark Corporation	2,762

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

FOOD & STAPLES RETAILING—Continued
76,500	Wal-Mart Stores Inc.	$4,104

		8,125

HEALTH CARE EQUIPMENT & SUPPLIES—1.8%
50,800	Covidien plc (IE)	2,438
58,600	Medtronic Inc.	2,560

		4,998

HEALTH CARE PROVIDERS & SERVICES—1.0%
68,000	UnitedHealth Group Inc.	2,061
17,900	Universal Health Services Inc.	664

		2,725

HOTELS, RESTAURANTS & LEISURE—1.8%
70,000	McDonald’s Corporation	4,941

HOUSEHOLD PRODUCTS—1.4%
61,500	Procter & Gamble Company	3,823

INDUSTRIAL CONGLOMERATES—3.4%
16,400	3M Co.	1,454
422,500	General Electric Co.	7,969

		9,423

INSURANCE—3.9%
39,600	Chubb Corporation	2,094
16,600	Everest Re Group Ltd.	1,273
99,900	HCC Insurance Holdings Inc.	2,716
106,500	MetLife Inc.	4,854

		10,937

IT SERVICES—1.4%
59,400	Automatic Data Processing Inc.	2,576
10,600	International Business Machines Corporation	1,367

		3,943

LEISURE EQUIPMENT & PRODUCTS—0.4%
49,900	Mattel Inc.	1,150

MACHINERY—0.5%
21,400	Caterpillar Inc.	1,457

MEDIA—1.3%
110,300	Comcast Corporation	2,177
38,100	Walt Disney Company	1,404

		3,581

METALS & MINING—0.9%
25,300	Allegheny Technologies Inc.	1,353
16,500	Freeport-McMoRan Copper & Gold Inc.	1,246

		2,599

MULTI-UTILITIES—2.9%
83,500	Sempra Energy	4,106
77,200	Wisconsin Energy Corp.	4,054

		8,160

MULTILINE RETAIL—0.9%
62,200	Nordstrom Inc.	2,571

OIL, GAS & CONSUMABLE FUELS—14.5%
48,800	Apache Corporation	4,966
102,200	Chevron Corporation	8,323
1,585,000	CNOOC Ltd.	2,821
48,800	ConocoPhillips	2,889
41,400	Devon Energy Corporation	2,787
119,200	Exxon Mobil Corporation	8,088
84,300	Marathon Oil Corporation	2,710
48,800	Occidental Petroleum Corporation	4,327

COMMON STOCKS—Continued

Shares		Value (000s)

OIL, GAS & CONSUMABLE FUELS—Continued
64,600	Total SA (FR)	$3,524

		40,435

PHARMACEUTICALS—7.5%
79,000	Abbott Laboratories	4,041
53,200	Johnson & Johnson	3,421
95,600	Merck & Co. Inc.	3,350
399,500	Pfizer Inc.	6,679
54,600	Teva Pharmaceutical Industries Ltd. ADR (IL)[1]	3,207

		20,698

REAL ESTATE INVESTMENT TRUSTS (REITs)—2.2%
30,000	Corporate Office Properties Trust	1,213
20,500	Public Storage Inc.	1,987
32,300	Simon Property Group Inc.	2,875

		6,075

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.5%
243,800	Hongkong Land Holdings Ltd. (HK)	1,304

ROAD & RAIL—0.5%
24,200	Norfolk Southern Corporation	1,436

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.5%
148,000	Intel Corporation	3,379
132,600	Texas Instruments Inc.	3,449

		6,828

SOFTWARE—2.7%
111,500	Microsoft Corporation	3,405
154,900	Oracle Corp.	4,003

		7,408

SPECIALTY RETAIL—2.7%
20,100	Hennes & Mauritz AB (SW)	1,289
59,500	Home Depot Inc.	2,097
75,100	Ross Stores Inc.	4,206

		7,592

TEXTILES, APPAREL & LUXURY GOODS—2.5%
55,100	Nike Inc.	4,183
32,900	V.F. Corporation	2,843

		7,026

WIRELESS TELECOMMUNICATION SERVICES—0.7%
39,700	China Mobile Ltd. ADR (HK)[1]	1,941

TOTAL COMMON STOCKS (Cost $245,807)		270,467

SHORT-TERM INVESTMENTS—2.7%
(Cost $7,379)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$7,379	Repurchase Agreement with State Street Corporation dated April 30, 2010 due May 3, 2010 at 0.010% collateralized by Federal Home Loan Mortgage Corporation (market value $7,529)	7,379

TOTAL INVESTMENTS—99.9% (Cost $253,186)		277,846

CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		315

TOTAL NET ASSETS—100.0%		$278,161

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASURMENTS

Repurchase Agreements valued at $7,379 and holdings in the Oil, Gas, & Consumable Fuels category valued at $6,345 are classified as Level 2. All other holdings at April 30, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

CAN	Canada.

FR	France.

HK	Hong Kong.

IE	Ireland.

IL	Israel.

SW	Sweden.

SWS	Switzerland.

The accompanying notes are an integral part of the Financial Statements.

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

LSV Asset Management

155 North Wacker Drive Suite 4600

Chicago, IL 60606

PORTFOLIO MANAGERS

Josef Lakonishok, Ph.D.

Since 2004

Menno Vermeulen, CFA

Since 2004

Puneet Mansharamani, CFA

Since 2006

LSV has subadvised the Fund since September 30, 2004.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers

Josef Lakonishok

Menno Vermeulen

Puneet Mansharamani

Management’s Discussion of Fund Performance

MARKET REVIEW

Equity markets posted strong returns over the last six months, continuing the recovery in markets that began in March 2009. U.S. equity markets experienced a minor pullback to start calendar 2010 but quickly recovered and continued their ascent in February through the end of the first half of the fiscal year. However, results for the reporting period varied by market cap. The large cap S&P 500 Index returned 15.66% while small cap stocks as measured by the Russell 2000® Index were up nearly twice as much, returning 28.17%. The Russell Midcap® Index was up 24.93%. Recent corporate earnings have been strong albeit coming off of a low-base comparison from last year. While improved earnings have been positive for stocks, the economy and markets face challenges with high unemployment, continued sluggishness in the housing market, and projected slow growth.

Value stocks outperformed growth stocks across all capitalization ranges. In the mid cap segment, value stocks returned 26.54% compared to the 23.23% return of the Russell Midcap® Growth Index. Within the Russell Midcap® Value Index, consumer discretionary, materials, and REITs led all other sectors. As has been the case since the market began to recover in early 2009, more-defensive sectors such as consumer staples, health care, and utilities trailed in the rising market. Financials, which continue to make up a significant portion of the Russell Midcap® Value Index, were up 26%, essentially in line with the value benchmark.

PERFORMANCE

Harbor Mid Cap Value Fund returned 22.96% (Institutional Class), 22.90% (Administrative Class), and 22.71% (Investor Class), compared to the 26.54% return for the Russell Midcap® Value Index for the six months ended April 30, 2010. While value indices outperformed across all market cap ranges, deep value stocks struggled somewhat after having led the market over the prior six months. With the exception of price-to-book ratios, traditional fundamental factors that we rely on for stock selection, such as low price-to-cash-flow and low price-to-earnings, were not rewarded in the last six months. Our sector weights and stock selection both detracted somewhat from relative returns. The Fund was positioned defensively with overweights in consumer staples and health care stocks. Those two sectors trailed in the rapidly rising market and as a result our underweights had a negative impact on performance. In addition, our underweight to REITs detracted as stocks in that segment rebounded and were up nearly 35%. While stock selection added value in the consumer discretionary and utilities sectors, our picks in the financial, REIT, and energy sectors struggled.

The top performers in the Fund included Whirlpool and Ruby Tuesday in the consumer discretionary sector, chemical company Ashland, and Coca Cola Enterprises, which rose on takeover news. Detractors included Archer Daniels Midland, Diamond Offshore Drilling, Computer Sciences, and insurance companies Everest Re Group and Aspen Insurance Holdings.

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Whirlpool Corporation	1.8%
Computer Sciences Corporation	1.5%
Lubrizol Corporation	1.5%
Xerox Corporation	1.5%
AmerisourceBergen Corporation	1.4%
CMS Energy Corporation	1.4%
Coca-Cola Enterprises Inc.	1.3%
Gap Inc.	1.3%
HRPT Properties Trust	1.3%
Kinetic Concepts Inc.	1.3%

OUTLOOK AND STRATEGY

Our portfolio decision-making process is strictly quantitative and driven by (1) a proprietary model that ranks securities on fundamental measures of value and indicators of near-term appreciation potential and (2) a portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. The process is purely bottom-up with no emphasis placed on macro-economic analysis.

Sector weightings are a result of our bottom-up stock selection process, subject to minimum and maximum exposures to sectors and industries. We continued to move away from more-cyclical sectors that have done well in the recent market rally toward more-defensive sectors of the market. The Fund’s exposure to financials and industrials declined in the last six months and both sectors are now underweight relative to the benchmark. We increased our exposure to technology and energy. Technology companies now account for over 10% of the Fund, the third largest sector exposure in absolute terms behind financials and consumer discretionary. The Fund’s most significant overweights relative to the value benchmark remain in health care and technology. Within health care, the Fund is overweight pharmaceuticals and health care service providers. In technology, the Fund is overweight computers/peripherals and IT services. The Fund remains underweight REITs and industrials. The Fund is now underweight financials relative to the benchmark; within the financial sector the Fund is overweight insurance companies and underweight all other financials, particularly commercial banks.

Even with the continued rally in the equity markets, valuations remain at attractive levels. As of April 30, 2010, the Fund was trading at 12.1x forward earnings, compared to 18.3x for the Russell Midcap® Value Index and 7.3x cash flow compared to 10.2x for the value benchmark.

Although it trailed the benchmark over the last six months, the Fund has recovered nicely over the last 12 months as markets have rebounded from the lows of early 2009. Our bottom-up investment process has led us to move the portfolio to a more defensive position, which has had a negative impact on relative results more recently as markets have continued to extend their gains. As always, we continue to conduct research to improve our investment process but we continue to apply the same disciplined investment philosophy and process that has proven to add value for investors over time.

This report contains the current opinions of LSV Asset Management at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Mid Cap Value Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2023

Cusip	411511835

Ticker	HAMVX

Inception Date	03/01/2002

Net Expense Ratio	0.97%[a]

Total Net Assets (000s)	$49,781

ADMINISTRATIVE CLASS

Fund #	2223

Cusip	411511728

Ticker	HRMVX

Inception Date	11/01/2002

Net Expense Ratio	1.21%[a]

Total Net Assets (000s)	$55

INVESTOR CLASS

Fund #	2423

Cusip	411511736

Ticker	HIMVX

Inception Date	11/01/2002

Net Expense Ratio	1.34%[a]

Total Net Assets (000s)	$3,933

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$6,519		$6,883

Price/Earning Ratio (P/E)	14.9x		23.9x

Price/Book Ratio (P/B)	1.6x		1.8x

Beta vs. Russell Midcap® Value Index	1.01		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2010)	11%	[b]	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings: individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

Harbor Mid Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03/01/2002 through 04/30/2010

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Mid Cap Value Fund
Institutional Class	22.96%	55.77%	4.02%	4.61%	03/01/2002	$72,257
Comparative Index
Russell Midcap® Value	26.54%	54.39%	5.18%	8.17%	—	$94,957

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Mid Cap Value Fund
Administrative Class	22.90%	55.38%	3.79%	7.47%	11/01/2002	$17,155
Investor Class	22.71%	55.22%	3.63%	7.33%	11/01/2002	$16,998
Comparative Index
Russell Midcap® Value	26.54%	54.39%	5.18%	11.35%	—	$22,389

As stated in the Fund’s current prospectus, the expense ratios were 0.97% (Net) and 1.14% (Gross) (Institutional Class); 1.22% (Net) and 1.36% (Gross) (Administrative Class); and 1.34% (Net) and 1.51% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2011. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 0.6%)

COMMON STOCKS—99.4%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.5%
6,700	ITT Corporation	$372
6,600	L-3 Communications Holdings Inc.	618
8,600	Teledyne Technologies Inc.*	375

		1,365

AUTO COMPONENTS—1.0%
9,700	Autoliv Inc.	531

BEVERAGES—1.3%
25,900	Coca-Cola Enterprises Inc.	718

BIOTECHNOLOGY—0.6%
5,200	Cephalon Inc.*	334

CAPITAL MARKETS—1.8%
14,500	Ameriprise Financial Inc.	672
6,300	State Street Corporation	274

		946

CHEMICALS—5.0%
12,300	Arch Chemicals Inc.	418
11,100	Ashland Inc.	661
8,900	Eastman Chemical Company	596
9,000	Lubrizol Corporation	813
2,700	Stepan Company	205

		2,693

COMMERCIAL BANKS—3.5%
23,200	Banco Latinoamericano de Comercio S.A. (PA)	329
18,900	Fifth Third Bancorp.	282
44,200	Huntington Bancshares Inc.	299
18,200	KeyCorp	164
7,100	PNC Financial Services Group Inc.	477
36,000	Regions Financial Corporation	318

		1,869

COMMERCIAL SERVICES & SUPPLIES—1.2%
29,400	R.R. Donnelley & Sons Company	632

COMMUNICATIONS EQUIPMENT—0.9%
9,800	Harris Corporation	505

COMPUTERS & PERIPHERALS—2.9%
16,100	Lexmark International Inc.*	596
23,000	Seagate Technology	423
12,900	Western Digital Corporation*	530

		1,549

CONSUMER FINANCE—0.5%
13,700	Nelnet Inc.	274

CONTAINERS & PACKAGING—1.2%
7,100	Owens-Illinois Inc.*	252
7,800	Rock Tenn Company	402

		654

DIVERSIFIED TELECOMMUNICATION SERVICES—0.5%
8,500	CenturyTel Inc.	290

ELECTRIC UTILITIES—2.0%
11,700	American Electric Power Company Inc.	401
17,600	Pepco Holdings Inc.	295
10,000	Pinnacle West Capital Corporation	373

		1,069

ELECTRICAL EQUIPMENT—1.2%
5,800	A. O. Smith Corporation	300
8,800	Thomas & Betts Corporation*	369

		669

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

ELECTRONIC EQUIPMENT & INSTRUMENTS—3.2%
17,400	Benchmark Electronics Inc.*	$377
22,600	Ingram Micro Inc.*	410
15,800	Noble Corporation (SWS)	624
11,300	Technitrol Inc.	61
23,300	Vishay Intertechnology Inc.*	243

		1,715

ENERGY EQUIPMENT & SERVICES—1.9%
4,900	Diamond Offshore Drilling Inc.	388
11,700	Tidewater Inc.	627

		1,015

FOOD & STAPLES RETAILING—1.8%
27,500	Safeway Inc.	649
21,600	Supervalu Inc.	322

		971

FOOD PRODUCTS—4.5%
21,600	Archer Daniels Midland Company	603
4,000	Bunge Ltd. (BM)	212
23,700	ConAgra Foods Inc.	580
28,600	Del Monte Foods Company	427
10,200	Fresh Del Monte Produce Inc. (CYM)*	213
25,500	Sara Lee Corporation	363

		2,398

GAS UTILITIES—0.4%
5,800	AGL Resources Inc.	229

HEALTH CARE EQUIPMENT & SUPPLIES—1.3%
16,100	Kinetic Concepts Inc.*	697

HEALTH CARE PROVIDERS & SERVICES—3.6%
24,600	AmerisourceBergen Corporation	759
6,900	CIGNA Corporation	221
16,000	Coventry Health Care Inc.*	380
19,300	Kindred Healthcare Inc.*	344
6,600	Universal Health Services Inc.	245

		1,949

HOTELS, RESTAURANTS & LEISURE—1.3%
15,300	Brinker International Inc.	283
38,700	Ruby Tuesday Inc.*	433

		716

HOUSEHOLD DURABLES—3.3%
15,500	American Greetings Corporation	380
24,300	Newell Rubbermaid Inc.	415
9,100	Whirlpool Corporation	991

		1,786

HOUSEHOLD PRODUCTS—0.6%
5,775	Blyth Inc.	333

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.9%
23,700	AES Corporation*	274
19,400	Mirant Corporation	226

		500

INDUSTRIAL CONGLOMERATES—1.4%
46	Seaboard Corporation	67
17,400	Tyco International Ltd. (SWS)	675

		742

INSURANCE—12.1%
7,400	Aflac Inc.	377
4,900	Allied World Assurance Company Holdings Ltd. (BM)	213

COMMON STOCKS—Continued

Shares		Value (000s)

INSURANCE—Continued
15,300	Allstate Corporation	$500
30,500	American Equity Investment Life Holding Company	321
16,600	American Financial Group, Inc.	489
21,800	Aspen Insurance Holdings Ltd. (BM)	588
10,500	Chubb Corporation	555
13,700	Cincinnati Financial Corporation	389
7,500	Endurance Specialty Holdings Ltd. (BM)	276
5,700	Everest Re Group Ltd.	437
11,300	Hartford Financial Services Group Inc.	323
17,300	Horace Mann Educators Corporation	298
12,400	Lincoln National Corporation	379
4,900	PartnerRE Ltd. (BM)	380
5,600	Protective Life Corporation	135
5,800	StanCorp Financial Group Inc.	261
9,500	Validus Holdings Ltd. (BM)	243
1,000	White Mountain Insurance Group Ltd. (BM)	344

		6,508

IT SERVICES—2.3%
15,500	Computer Sciences Corporation*	812
31,500	Convergys Corporation*	398

		1,210

LEISURE EQUIPMENT & PRODUCTS—1.6%
8,300	Hasbro Inc.	318
8,700	Polaris Industries Inc.	515

		833

MACHINERY—1.6%
9,500	Crane Co.	342
16,500	EnPro Industries Inc.*	521

		863

MEDIA—2.2%
14,400	Dish Network Corporation	319
18,000	Gannett Inc.	306
48,300	Journal Communications Inc.	274
4,800	Time Warner Inc.	270

		1,169

MULTI-UTILITIES—6.8%
12,400	Alliant Energy Corporation	424
15,200	CenterPoint Energy Inc.	218
45,800	CMS Energy Corporation	745
10,500	DTE Energy Co.	506
20,700	NiSource Inc.	338
12,900	NorthWestern Corporation	390
9,100	Public Service Enterprise Group Inc.	292
7,700	Scana Corporation	304
4,700	Sempra Energy	231
9,300	Xcel Energy Inc.	202

		3,650

MULTILINE RETAIL—0.9%
9,900	Family Dollar Stores Inc.	392
3,000	J.C. Penney Company Inc.	87

		479

OFFICE ELECTRONICS—1.5%
71,500	Xerox Corporation	779

OIL, GAS & CONSUMABLE FUELS—5.6%
19,000	Berry Petroleum Company	615
7,600	Holly Corporation	205
10,300	Overseas Shipholding Group Inc.	516
15,000	Southern Union Company	392

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

OIL, GAS & CONSUMABLE FUELS—Continued
15,900	Sunoco Inc.	$521
18,300	Tesoro Petroleum Corporation	241
57,200	USEC Inc.*	343
9,000	Valero Energy plc	187

		3,020

PHARMACEUTICALS—3.3%
16,300	Endo Pharmaceuticals Holdings Inc.*	357
17,800	Forest Laboratories Inc.*	485
50,000	King Pharmaceuticals Inc.*	490
18,800	Mylan Inc.*	414

		1,746

REAL ESTATE INVESTMENT TRUSTS (REITs)—4.3%
34,500	Annaly Capital Management Inc.	585
22,300	Hospitality Properties Trust	591
87,800	HRPT Properties Trust	688
47,000	Medical Properties Trust Inc.	472

		2,336

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.6%
42,900	Fairchild Semiconductor International Inc.*	481
39,200	Micron Technology Inc.*	367

		848

SPECIALTY RETAIL—4.0%
23,500	Cabelas Inc.*	427
27,700	Gap Inc.	685
20,500	Radioshack Corporation	442
27,100	Stage Stores Inc.	413
4,200	The Children’s Place Retail Stores Inc.*	192

		2,159

COMMON STOCKS—Continued

Shares		Value (000s)

TEXTILES, APPAREL & LUXURY GOODS—0.5%
12,900	Jones Apparel Group Inc.	$281

THRIFTS & MORTGAGE FINANCE—0.3%
12,100	Hudson City Bancorp Inc.	161

TOBACCO—0.5%
5,300	Universal Corporation	273

TOTAL COMMON STOCKS (Cost $52,596)		53,464

SHORT-TERM INVESTMENTS—0.4%
(Cost $187)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$187	Repurchase Agreement with State Street Corporation dated April 30, 2010 due May 3, 2010 at 0.010% collateralized by Federal Home Loan Mortgage Corporation (market value $193)	187

TOTAL INVESTMENTS—99.8% (Cost $52,783)		53,651

CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		118

TOTAL NET ASSETS—100.0%		$53,769

FAIR VALUE MEASURMENTS

Repurchase Agreements valued at $187 are classified as Level 2. All other holdings at April 30, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

BM	Bermuda.

CYM	Cayman Islands.

PA	Panama.

SWS	Switzerland.

The accompanying notes are an integral part of the Financial Statements.

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

EARNEST Partners LLC

1180 Peachtree Street NE

Suite 2300

Atlanta, GA 30309

PORTFOLIO MANAGER

Paul Viera

Since 2001

EARNEST Partners has subadvised the Fund since its inception in 2001.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks

Paul Viera

Management’s Discussion of Fund Performance

MARKET REVIEW

Small cap value stocks continued to rise for the six months ended April 30, 2010. Overall, investors continued to respond to signs of economic recovery in the U.S. and overseas. Consumer spending continued to bounce back, with retail sales increasing year over year. Business spending increased as companies rebuilt inventories and began to loosen up their balance sheets after conserving cash through the downturn. Additionally, strong economic growth in many emerging markets helped domestic companies that sell overseas, boosting corporate profits. Overall, U.S. gross domestic product grew almost 6% in the fourth quarter of calendar 2009, the largest increase since 2003, and grew by more than 3% in the first quarter of 2010. Although U.S. factory utilization has remained in the low 70% range, well below its 81% long-term monthly average, it increased modestly over the past six months. Further, the economy is producing more jobs, although the unemployment rate hasn’t dropped significantly as workers who had dropped out of the work force return.

Perhaps the biggest development during the six months was the passage of the Healthcare Reform Bill, although the impact on equity markets was muted. Many of the reforms had been anticipated and the most substantial changes are several years away. There was some relief that uncertainty had been lifted and investors could finally assess the ultimate impact across different sectors of the economy.

Despite the market recovery, issues including inflation, unemployment, and the still weak real estate market remain concerns. Interest rates heavily influence each of these factors, so interest rate policy remains a central focus for investors and the Federal Reserve. The Fed has already started to withdraw some of its massive monetary stimulus. It is no longer buying Treasury debt and it has concluded its program to buy $1.25 trillion of mortgage-backed securities, which had kept mortgage rates low and stemmed the decline in the housing market. To curb inflationary pressures, the Fed is expected to begin raising short-term interest rates within the next year. During the fiscal half-year, the Fed increased the interest rate at which it lends directly to banks by 0.25 percentage point to 0.75%. As of April 30, 2010, long term interest rates, which are largely outside of Fed control, had already started to move higher as well.

As benchmark interest rates rise, attention will focus on the residential and commercial real estate markets, along with the banks that hold the supporting debt. The residential real estate market has shown tentative signs of improvement, but higher mortgage costs and continued delinquencies will test its resiliency. The banking sector also faces the overhang of commercial real estate. Between now and 2014, an estimated $1.4 trillion of commercial real estate loans will mature. Because property values have fallen by over 30% since 2007, almost half of these properties are estimated to be worth less than their mortgages. As a result, the default rate for commercial mortgages held by U.S. banks has more than doubled and is expected to increase further over the next two years.

PERFORMANCE

Harbor Small Cap Value Fund posted a strong absolute return for the six months ended April 30, 2010, as returns were positive across every sector of its Russell 2000® Value Index benchmark. The Fund returned 25.83% (Institutional Class), 25.69% (Administrative Class), and 25.63% (Investor Class), compared with the 30.66% return by the benchmark. The Fund trailed the benchmark as is sometimes the case when markets

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Bucyrus International Inc.	4.2%
FLIR Systems Inc.	3.2%
Phillips-Van Heusen Corporation	2.9%
Cabot Oil & Gas Corporation	2.7%
Raymond James Financial Inc.	2.6%
Core Laboratories (NET)	2.5%
Itron Inc.	2.4%
Eaton Vance Corporation	2.3%
Global Payments Inc.	2.3%
Reinsurance Group of America Inc.	2.3%

rebound so sharply. In such rebounds, the smallest and lowest quality companies, which had risked business failure during the downturn, tend to bounce back the most. The Fund generally invests in more established, higher quality companies and therefore trailed the index over the latest six months.

Several of the Fund’s best performers were companies in the industrials and consumer discretionary sectors, which as a group outperformed those in the index by approximately 600 and 800 basis points, respectively. (One hundred basis points equal one percentage point.) Industrials holding Hexcel, a global leader in the production of composite materials used in aerospace and wind energy applications, rose 47% during the period. As next-generation aircraft come to market, we believe that Hexcel should benefit from continued demand growth. As examples, the Boeing 787 and Airbus A380 are being built with as much as 50% composite material, which is significantly lighter, making the planes more fuel efficient, compared to less than 5% composite material for older generation planes. Further, wind energy hardware and specialized military applications (like unmanned aerial vehicles) are expected to contribute to longer term demand as well. Consumer discretionary holding Brinker International rose 49%. Brinker is a restaurant operator whose brands include Chili’s and Maggiano’s. The company’s strong brands and proven ability to create promotions that increase foot traffic have enabled it to withstand a tough economic environment. The recently announced sale of its On the Border chain should allow management to focus on further improving operating profitability at its remaining restaurant brands.

A number of the Fund’s financial holdings also posted strong performance. Trustmark Corp., which provides banking, insurance, and wealth management services in Mississippi, Tennessee, Texas, and Florida, rose 32%. The bank’s conservative and disciplined underwriting approach has resulted in a high-quality loan book with less exposure to problem sectors (like residential construction) that have crippled many of its peers. Money management firm Eaton Vance is another financials holding that performed well. Its share price rose 25% as capital markets continued to strengthen.

OUTLOOK AND STRATEGY

As of April 30, 2010, the Fund was overweight in the industrials, information technology, health care, energy, and telecommunications sectors and was underweight in materials, consumer staples, consumer discretionary, financials, and utilities. The Fund’s relative overweight and underweight positions are an outgrowth of where we are finding good individual investment opportunities.

In managing the Harbor Small Cap Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

This report contains the current opinions of EARNEST Partners LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Small Cap Value Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2022

Cusip	411511843

Ticker	HASCX

Inception Date	12/14/2001

Net Expense Ratio	0.84%[a]

Total Net Assets (000s)	$670,706

ADMINISTRATIVE CLASS

Fund #	2222

Cusip	411511710

Ticker	HSVRX

Inception Date	11/01/2002

Net Expense Ratio	1.09%[a]

Total Net Assets (000s)	$36,058

INVESTOR CLASS

Fund #	2422

Cusip	411511694

Ticker	HISVX

Inception Date	11/01/2002

Net Expense Ratio	1.21%[a]

Total Net Assets (000s)	$48,953

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$2,640		$1,112

Price/Earning Ratio (P/E)	20.1x		22.1x

Price/Book Ratio (P/B)	2.3x		1.5x

Beta vs. Russell 2000® Value Index	0.96		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2010)	4%	[b]	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

Harbor Small Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 12/14/2001 through 04/30/2010

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Small Cap Value Fund
Institutional Class	25.83%	47.54%	2.91%	9.22%	12/14/2001	$104,699
Comparative Index
Russell 2000® Value	30.66%	52.44%	5.26%	8.26%	—	$97,216

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Small Cap Value Fund
Administrative Class	25.69%	47.14%	2.65%	10.18%	11/01/2002	$20,687
Investor Class	25.63%	46.97%	2.51%	10.00%	11/01/2002	$20,433
Comparative Index
Russell 2000® Value	30.66%	52.44%	5.26%	10.90%	—	$21,715

As stated in the Fund’s current prospectus, the expense ratios were 0.88% (Institutional Class); 1.13% (Administrative Class); and 1.25% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 3.0%)

COMMON STOCKS—97.0%

Shares		Value (000s)

AEROSPACE & DEFENSE—6.2%
430,000	AAR Corp.*	$10,483
864,500	Hexcel Corporation*	14,005
323,198	Moog Inc.*	12,013
228,300	Teledyne Technologies Inc.*	9,954

		46,455

CAPITAL MARKETS—7.0%
493,973	Eaton Vance Corporation	17,408
596,000	Jefferies Group Inc.	16,223
631,968	Raymond James Financial Inc.	19,363

		52,994

CHEMICALS—4.0%
311,600	Scotts Miracle-Gro Company	15,097
474,800	Valspar Corporation	14,871

		29,968

COMMON STOCKS—Continued

Shares		Value (000s)

COMMERCIAL BANKS—2.7%
438,509	Trustmark Corporation	$10,735
329,700	United Bankshares Inc.	9,574

		20,309

COMMUNICATIONS EQUIPMENT—1.9%
1,182,919	Arris Group Inc.*	14,538

CONSTRUCTION & ENGINEERING—2.2%
325,200	URS Corporation*	16,699

CONSUMER FINANCE—1.5%
310,462	Cash America International Inc.	11,506

ELECTRONIC EQUIPMENT & INSTRUMENTS—7.0%
462,302	Checkpoint Systems Inc.*	10,443
794,836	FLIR Systems Inc.*	24,314
223,211	Itron Inc.*	17,770

		52,527

ENERGY EQUIPMENT & SERVICES—2.5%
127,500	Core Laboratories (NET)	19,111

GAS UTILITIES—5.0%
287,200	Oneok Inc.	14,113
271,969	South Jersey Industries Inc.	12,268
316,700	WGL Holdings Inc.	11,319

		37,700

HEALTH CARE PROVIDERS & SERVICES—6.6%
212,403	Amedisys Inc.*	12,230
417,000	Amerigroup Corporation*	15,112
489,462	Healthways Inc.*	7,974
268,492	Mednax Inc.*	14,751

		50,067

HOTELS, RESTAURANTS & LEISURE—3.7%
383,698	Brinker International Inc.	7,106
419,200	Life Time Fitness Inc.*	15,410
486,491	Sonic Corporation*	5,697

		28,213

HOUSEHOLD DURABLES—0.8%
257,800	Meritage Homes Corporation*	6,130

INSURANCE—7.7%
426,397	Delphi Financial Group Inc.	11,726
625,400	Protective Life Corporation	15,053
341,600	Reinsurance Group of America Inc.	17,637
342,800	State Auto Financial Corporation	6,133
318,933	United Fire & Casualty Company	7,294

		57,843

INTERNET SOFTWARE & SERVICES—1.5%
412,989	Digital River Inc.*	11,539

IT SERVICES—3.8%
412,500	Global Payments Inc.	17,659
484,400	SRA International Inc.*	11,180

		28,839

LIFE SCIENCES TOOLS & SERVICES—4.0%
242,500	Covance Inc.*	13,857
593,686	Pharmaceutical Product Development Inc.	16,326

		30,183

MACHINERY—11.8%
499,700	Bucyrus International Inc.	31,486
362,000	Harsco Corporation	11,208

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MACHINERY—Continued
259,800	Snap-on Inc.	$12,517
479,900	Timken Company	16,883
304,800	Toro Company	17,355

		89,449

OIL, GAS & CONSUMABLE FUELS—4.8%
569,400	Cabot Oil & Gas Corporation	20,573
423,800	Swift Energy Company*	15,333

		35,906

PROFESSIONAL SERVICES—0.7%
223,238	School Specialty Inc.*	5,237

REAL ESTATE INVESTMENT TRUSTS (REITs)—2.3%
459,986	First Potomac Realty Trust	7,461
1,013,480	Medical Properties Trust Inc.	10,185

		17,646

SPECIALTY RETAIL—1.6%
542,100	Aaron’s Inc.	12,235

TEXTILES, APPAREL & LUXURY GOODS—2.9%
350,700	Phillips-Van Heusen Corporation	22,098

THRIFTS & MORTGAGE FINANCE—1.9%
892,250	Astoria Financial Corporation	14,401

COMMON STOCKS—Continued

Shares		Value (000s)

TRADING COMPANIES & DISTRIBUTORS—1.4%
177,884	Watsco Inc.	$10,534

WIRELESS TELECOMMUNICATION SERVICES—1.5%
320,700	SBA Communications Corporation*	11,344

TOTAL COMMON STOCKS (Cost $531,610)		733,471

SHORT-TERM INVESTMENTS—2.9%
(Cost $21,622)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$21,622	Repurchase Agreement with State Street Corporation dated April 30, 2010 due May 3, 2010 at 0.010% collateralized by U.S. Treasury Notes (market value $22,054)	21,622

TOTAL INVESTMENTS—99.9% (Cost $553,232)		755,093

CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		624

TOTAL NET ASSETS—100.0%		$755,717

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $21,622 are classified as Level 2. All other holdings at April 30, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

NET	Netherlands.

The accompanying notes are an integral part of the Financial Statements.

Harbor Small Company Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Evercore Asset Management, LLC

55 East 52nd Street

New York, NY 10055

PORTFOLIO MANAGERS

Andrew Moloff

Since 2007

Greg Sawers

Since 2007

Evercore has subadvised the Fund since its inception in 2007.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks

Effective October 31, 2009, Harbor SMID Value Fund was renamed Harbor Small Company Value Fund.

Andrew Moloff

Greg Sawers

Management’s Discussion of

Fund Performance

MARKET REVIEW

As we survey the current investment landscape we have mixed feelings. On one hand, things are certainly much better than they were a year ago. In the past 12 months, the Standard & Poor’s 500 Index has appreciated 38.85% while the Russell 2000® Index has appreciated 48.95%. As often happens with these types of rebounds, small cap stocks led the way. All in all, it has been a rewarding 12 months since the March 2009 market bottom. More than anything else, we feel we have served our clients well by sticking to our discipline, something that is not always easy to do in the face of shifting conventional wisdom and certainly not easy in the midst of an economic contraction of the magnitude we have just been through.

In particular, we are proud of the fact that we actually leaned into the controversy, skewing our portfolios heavily against the daily drumbeat of bad news, most notably through our investments in various banks and insurance companies. By redoing our research again and again we were able to obtain a degree of confidence that permitted such a contrarian stance.

On the other hand, with these returns now in the books, the more salient issue concerns the nature of the landscape looking forward. There seems little doubt that things are gradually improving. Real gross domestic product is growing again (perhaps aided by federal stimulus), the reported unemployment rate has leveled off, banks are repaying their TARP funds, and all sorts of companies now seem capable of raising both debt and equity capital.

Not surprisingly, the markets have responded in kind. While some are tempted to look at the appreciation of the past year and say the markets have gotten ahead of themselves, we think they have forgotten how “traumatized” valuations were just a year ago. In any event, we don’t see a compelling case that the market has suddenly become either expensive or inexpensive. Rather, to us, it seems that equities are a good place to be but not the “special” place they were a year ago.

PERFORMANCE

Harbor Small Company Value Fund returned 38.72% (Institutional Class), 38.60% (Administrative Class), and 38.44% (Investor Class) for the six months ended April 30, 2010, compared to a return of 30.66% for the Russell 2000® Value Index.

Our returns over the past six months have been consistently strong, and well ahead of our value benchmark. The largest contribution came from investments within the financial sector, in particular from our holdings in regional banks. Several of our holdings in the consumer discretionary sector also contributed meaningfully to returns, one of which, Black & Decker, was the beneficiary of an announced acquisition. We had one additional holding that benefited from an announced acquisition, Bowne & Co., a financial printer within the industrial sector. We sold Bowne promptly after the offer by R.R. Donnelley was announced as the price was in line with our view of fair value. Presumably, R.R. Donnelley shared our original investment thesis that a recovery in the financial markets, in concert with Bowne’s cost reduction efforts, would eventually lead to a strong recovery in the company’s earnings. We were pleased to realize returns on the position more

Harbor Small Company Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Assured Guaranty Ltd. (BM)	4.6%
iShares Russell 2000 Value Index Fund	4.3%
iShares Russell 2000 Index Fund	4.3%
Smithfield Foods Inc.	3.3%
Jakks Pacific Inc.	3.0%
Regions Financial Corporation	2.8%
Del Monte Foods Company	2.7%
M/I Homes Inc.	2.7%
Marshall & Ilsley Corporation	2.7%
Old Republic International Corporation	2.7%

quickly than anticipated and Bowne turned out to be the single biggest contributor to returns for the six months.

In contrast to Bowne, we held Black & Decker for some time after its acquisition was announced in the fall of 2009. Black & Decker was acquired by its competitor, Stanley Works, in an all-stock transaction. At the time of the announcement, we felt that Stanley Works stock was somewhat undervalued, particularly in view of the cost savings the combined companies would achieve. As investors began to get a better understanding of the earnings power of the company, combined with modest signs of improvement in the housing market, the stock continued to appreciate. We sold the position as it reached our estimate of fair value.

The essence of our strategy for regional banks has been to build a diversified mix of institutions with strong deposit franchises combined with enough capital to survive an extraordinarily long and deep economic downturn—one much longer and deeper than we have experienced even in this recession. We have long argued that banks’ loan losses can be severe but they cannot go on forever. We are now beginning to see signs of stability, and performance for this group has been strong. Some of our banks are returning the TARP money they received from the government, an action that the government allows only when it is confident a bank is adequately capitalized. Some of our banks are even beginning to report improved credit metrics and others are at least experiencing much less deterioration than they were just a few quarters ago, enabling investors to grow more confident about the magnitude of losses.

OUTLOOK AND STRATEGY

With valuation spreads close to average we continue to be very selective about adding new names to the portfolio. Thus we have allowed our cash levels to accumulate modestly and to place some of the accumulating cash in index ETFs. Given the strong returns over the period, the cash position was the largest detractor from performance.

However, this slightly defensive posture continues to be offset by our large portfolio commitment to pro-cyclical consumer names and financial stocks.

While we are conducting research in several new areas, including health care, technology, defense, and consumer non-durables, our exposure to financials (regional banks and insurance) remains large, in the 40% range. Notwithstanding the dramatic appreciation in many of these investments over the past year, we continue to see a noteworthy opportunity

We are also wary that the recovery, which seems to be taking hold, will be more sluggish than has been typical in the post-war era. In our view, de-leveraging at all levels of society is likely to be a considerable restraint on the pace of expansion.

Finally, we believe the most appropriate positioning for the portfolio right now is to move toward a more diversified stance. A year ago, fear was pervasive and the source of that fear was readily apparent. In turn, the contrarian bet was also obvious, whether one wanted to make it or not. Today, as the level of fear has subsided, so has the opportunity set available for all equity investors. All in all, our judgment is that this is a time to remain focused on “one at a time” stock selection.

This report contains the current opinions of Evercore Asset Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in approximately 40-60 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Small Company Value Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2028

Cusip	411511421

Ticker	HASMX

Inception Date	05/01/2007

Net Expense Ratio	0.95%[a]

Total Net Assets (000s)	$20,303

ADMINISTRATIVE CLASS

Fund #	2228

Cusip	411511439

Ticker	HRSMX

Inception Date	05/01/2007

Net Expense Ratio	1.20%[a]

Total Net Assets (000s)	$6,326

INVESTOR CLASS

Fund #	2428

Cusip	411511413

Ticker	HISMX

Inception Date	05/01/2007

Net Expense Ratio	1.32%[a]

Total Net Assets (000s)	$15,531

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$3,463		$1,112

Price/Earning Ratio (P/E)	20.6x		22.1x

Price/Book Ratio (P/B)	1.2x		1.5x

Beta vs. Russell 2000® Value Index	1.12		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2010)	11%	[b]	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

Effective October 31, 2009, the former Harbor SMID Value Fund was renamed the Harbor Small Company Value Fund and, consistent with the Fund’s new name, its benchmark was changed from the Russell 2500™ Value Index to the Russell 2000® Value Index. These changes are designed to align the Fund’s name and benchmark more closely with the Fund’s emphasis on companies in the small-cap value segment of the market.

a	Annualized.

b	Unannualized.

Harbor Small Company Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2007 through 04/30/2010

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index and the Russell 2500™ Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Small Company Value Fund
Institutional Class	38.72%	96.17%[c]	N/A	-4.11%	05/01/2007	$44,089
Comparative Indices
Russell 2000® Value	30.66%	52.44%	5.26%	-3.89%	—	$44,394
Russell 2500™ Value	29.13%	52.56%	5.11%	-3.92%	—	$44,351

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2007 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index and the Russell 2500™ Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Small Company Value Fund
Administrative Class	38.60%	95.54%[c]	N/A	-4.31%	05/01/2007	$8,761
Investor Class	38.44%	95.31%[c]	N/A	-4.43%	05/01/2007	$8,728
Comparative Indices
Russell 2000® Value	30.66%	52.44%	5.26%	-3.89%	—	$8,879
Russell 2500™ Value	29.13%	52.56%	5.11%	-3.92%	—	$8,870

As stated in the Fund’s current prospectus, the expense ratios were 0.97% (Net) and 3.08% (Gross) (Institutional Class); 1.22% (Net) and 3.68% (Gross) (Administrative Class); and 1.34% (Net) and 3.65% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2011. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

c	The Fund’s returns achieved during the period was unusual and an investor should not expect such performance to be sustained.

Harbor Small Company Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 7.0%)

COMMON STOCKS—84.4%

Shares		Value (000s)

AUTO COMPONENTS—4.5%
77,825	American Axle & Manufacturing Holdings Inc.	$838
12,800	Lear Corporation*	1,039

		1,877

BIOTECHNOLOGY—1.3%
89,487	QLT Inc. (CAN)*	566

BUILDING PRODUCTS—2.1%
38,975	American Woodmark Corporation	901

COMMERCIAL BANKS—20.8%
67,540	Associated Banc-Corp.	981
16,105	City National Corporation	1,003
22,973	Comerica Inc.	965
70,150	Fulton Financial Corporation	737
116,264	KeyCorp	1,049
124,505	Marshall & Ilsley Corporation	1,133
1,298	PNC Financial Services Group Inc.	87
146,450	Popular Inc.	577
132,670	Regions Financial Corporation	1,173
5,760	Suntrust Bank Inc.	170
81,018	Susquehanna Bancshares Inc.	883

		8,758

COMMERCIAL SERVICES & SUPPLIES—2.9%
28,666	Deluxe Corporation	601
25,892	Viad Corp.	606

		1,207

COMMON STOCKS—Continued

Shares		Value (000s)

COMPUTERS & PERIPHERALS—2.1%
282,879	Adaptec Inc.*	$874

CONSUMER FINANCE—2.4%
66,813	Discover Financial Services	1,033

ENERGY EQUIPMENT & SERVICES—2.5%
44,490	Gulf Island Fabrication Inc.	1,066

FOOD PRODUCTS—6.0%
77,642	Del Monte Foods Company	1,160
74,163	Smithfield Foods Inc.*	1,390

		2,550

HEALTH CARE EQUIPMENT & SUPPLIES—2.4%
26,196	Cooper Companies Inc.	1,019

HOUSEHOLD DURABLES—9.3%
47,744	CSS Industries Inc.	956
31,461	Jarden Corporation	1,010
72,670	M/I Homes Inc.*	1,134
130,553	Standard Pacific Corporation*	837

		3,937

INSURANCE—11.4%
89,815	Assured Guaranty Ltd. (BM)	1,936
35,329	MBIA Inc.*	338
77,080	Old Republic International Corporation	1,157
51,015	Stewart Information Services Corporation	581
45,625	XL Capital Ltd. (CYM)	812

		4,824

LEISURE EQUIPMENT & PRODUCTS—3.0%
83,147	Jakks Pacific Inc.*	1,271

MACHINERY—2.6%
96,017	Blount International Inc.*	1,077

MARINE—2.6%
30,614	Alexander & Baldwin Inc.	1,089

MEDIA—2.1%
61,000	Harte Hanks Inc.	878

ROAD & RAIL—2.3%
31,484	Arkansas Best Corporation	959

SPECIALTY RETAIL—1.2%
45,570	MarineMax Inc.*	508

TEXTILES, APPAREL & LUXURY GOODS—0.9%
28,964	K-Swiss Inc.	360

THRIFTS & MORTGAGE FINANCE—2.0%
40,940	Washington Federal Inc.	842

TOTAL COMMON STOCKS (Cost $30,453)		35,596

OTHER INVESTMENT COMPANIES—8.6%
DIVERSIFIED FINANCIAL SERVICES
25,400	iShares Russell 2000 Index Fund	1,818
26,700	iShares Russell 2000 Value Index Fund	1,821

TOTAL OTHER INVESTMENT COMPANIES (Cost $3,326)		3,639

Harbor Small Company Value Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—6.1%
(Cost $2,547)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS—6.1%
$2,547	Repurchase Agreement with State Street Corporation dated April 30, 2010 due May 3, 2010 at 0.010% collateralized by Federal Home Loan Mortgage Corporation (market value $2,603)	$2,547

TOTAL INVESTMENTS—99.1% (Cost $36,326)		41,782

CASH AND OTHER ASSETS, LESS LIABILITIES—0.9%		378

TOTAL NET ASSETS—100.0%		$42,160

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $2,547 are classified as Level 2. All other holdings at April 30, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

BM	Bermuda.

CAN	Canada.

CYM	Cayman Islands.

The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Domestic Equity Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2010 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund	Harbor Small Company Value Fund
ASSETS
Investments, at identified cost*	$7,525,774	$519,606	$369,677	$253,186	$52,783	$553,232	$36,326
Investments, at value	$9,592,058	$624,771	$448,659	$270,467	$53,464	$733,471	$39,235
Repurchase agreements	63,418	16,983	19,602	7,379	187	21,622	2,547
Cash	—	1	1	1	1	—	1
Foreign currency, at value (cost: $0; $16; $0; $0; $0; $0; $0)	—	16	—	—	—	—	—
Receivables for:
Investments sold	13,098	3,689	547	950	114	—	—
Foreign currency spot contracts	—	21	—	—	—	—	—
Open forward currency contracts	—	31	—	—	—	—	—
Capital shares sold	15,806	971	159	151	60	1,386	370
Dividends	1,837	185	—	363	72	414	4
Withholding tax receivable	1,052	—	—	4	—	—	—
Other assets	—	—	—	14	7	—	10
Prepaid registration fees	33	21	20	16	24	26	22
Prepaid fund insurance	34	2	2	1	—	3	—
Total Assets	9,687,336	646,691	468,990	279,346	53,929	756,922	42,189
LIABILITIES
Payables for:
Investments purchased	58,236	16,732	1,299	942	75	—	—
Capital shares reacquired	8,066	265	217	40	40	659	2
Accrued expenses:
Management fees	4,807	390	286	138	34	468	21
12b-1 fees	220	70	12	10	1	18	3
Trustees’ fees and expenses	126	8	8	5	1	16	—
Transfer agent fees	547	37	25	17	3	42	3
Other	290	10	13	33	6	2	—
Total Liabilities	72,292	17,512	1,860	1,185	160	1,205	29
NET ASSETS	$9,615,044	$629,179	$467,130	$278,161	$53,769	$755,717	$42,160
Net Assets Consist of:
Paid-in capital	$9,721,516	$671,246	$392,596	$315,399	$66,549	$688,208	$37,492
Undistributed/(accumulated) net investment income/(loss)	12,901	(1,282)	(1,037)	944	188	532	(26)
Accumulated net realized gain/(loss)	(2,249,075)	(162,954)	(23,013)	(62,980)	(13,837)	(134,884)	(762)
Unrealized appreciation/(depreciation) of investments	2,129,702	122,169	98,584	24,798	869	201,861	5,456
	$9,615,044	$629,179	$467,130	$278,161	$53,769	$755,717	$42,160
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$8,556,774	$291,670	$406,557	$229,322	$49,781	$670,706	$20,303
Shares of beneficial interest[2]	250,980	37,851	34,876	31,066	4,530	35,975	2,437
Net asset value per share[1]	$34.09	$7.71	$11.66	$7.38	$10.99	$18.64	$8.33
Administrative Class
Net assets	$386,950	$283,678	$33,821	$21,535	$55	$36,058	$6,326
Shares of beneficial interest[2]	11,403	37,172	2,963	2,920	5	1,939	760
Net asset value per share[1]	$33.93	$7.63	$11.41	$7.37	$11.11	$18.59	$8.33
Investor Class
Net assets	$671,320	$53,831	$26,752	$27,304	$3,933	$48,953	$15,531
Shares of beneficial interest[2]	19,887	7,122	2,379	3,675	357	2,659	1,866
Net asset value per share[1]	$33.76	$7.56	$11.25	$7.43	$11.00	$18.41	$8.32

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the Financial Statements.

Harbor Domestic Equity Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2010 (Unaudited)

(All amounts in thousands)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund	Harbor Small Company Value Fund
Investment Income
Dividends	$43,914	$1,491	$801	$2,715	$579	$4,248	$92
Interest	3,018	8	1	46	1	1	—
Foreign taxes withheld	(1,834)	(8)	—	(45)	—	(5)	—
Total Investment Income	45,098	1,491	802	2,716	580	4,244	92
Operating Expenses
Management fees	26,729	2,073	1,552	714	181	2,682	78
12b-1 fees:
Administrative Class	438	313	37	26	—	40	2
Investor Class	760	60	29	33	4	56	6
Shareholder communications	340	17	15	13	3	23	5
Custodian fees	138	79	35	29	21	29	18
Transfer agent fees:
Institutional Class	3,436	110	156	82	20	276	6
Administrative Class	151	108	13	9	—	14	1
Investor Class	627	50	24	27	3	46	4
Professional fees	93	6	4	2	—	8	—
Trustees’ fees and expenses	67	4	3	2	—	6	—
Registration fees	109	21	21	25	23	32	19
Miscellaneous	58	4	4	2	1	6	1
Total expenses	32,946	2,845	1,893	964	256	3,218	140
Transfer agent fees waived	(1,177)	(72)	(54)	(31)	(6)	(95)	(3)
Other expenses waived	—	—	—	(27)	(11)	—	(28)
Custodial expense reductions	(1)	—	—	—	—	—	—
Net expenses	31,768	2,773	1,839	906	239	3,123	109
Net Investment Income/(Loss)	13,330	(1,282)	(1,037)	1,810	341	1,121	(17)
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	311,393	45,975	35,228	(1,066)	(636)	(1,185)	701
Foreign currency transactions	329	24	—	(17)	—	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	716,637	72,381	79,223	25,731	10,208	165,316	5,758
Forwards	—	31	—	—	—	—	—
Translations of assets and liabilities in foreign currencies	(33)	(41)	—	—	—	—	—
Net gain/(loss) on investment transactions	1,028,326	118,370	114,451	24,648	9,572	164,131	6,459
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,041,656	$117,088	$113,414	$26,458	$9,913	$165,252	$6,442

The accompanying notes are an integral part of the Financial Statements.

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)
Operations
Net investment income/(loss)	$13,330	$23,525	$(1,282)	$(1,309)	$(1,037)	$(1,634)
Net realized gain/(loss) on investments	311,722	(390,263)	45,999	(130,671)	35,228	(43,657)
Net unrealized appreciation/(depreciation) of investments	716,604	1,768,774	72,371	187,128	79,223	88,074
Net increase/(decrease) in assets resulting from operations	1,041,656	1,402,036	117,088	55,148	113,414	42,783
Distributions to Shareholders
Net investment income:
Institutional Class	(20,823)	(33,789)	—	—	—	—
Administrative Class	(240)	(839)	—	—	—	—
Investor Class	—	(628)	—	—	—	—
Net realized gain on investments:
Institutional Class	—	—	—	—	—	(8,755)
Administrative Class	—	—	—	—	—	(729)
Investor Class	—	—	—	—	—	(646)
Total distributions to shareholders	(21,063)	(35,256)	—	—	—	(10,130)
Net Increase/(Decrease) Derived from Capital Share Transactions	588,496	453,737	36,723	(46,258)	(10,220)	(22,705)
Net increase/(decrease) in net assets	1,609,089	1,820,517	153,811	8,890	103,194	9,948
Net Assets
Beginning of period	8,005,955	6,185,438	475,368	466,478	363,936	353,988
End of period*	$9,615,044	$8,005,955	$629,179	$475,368	$467,130	$363,936
* Includes undistributed/(accumulated) net investment income/(loss) of :	$12,901	$20,634	$(1,282)	$—	$(1,037)	$—

The accompanying notes are an integral part of the Financial Statements.

Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund		Harbor Small Company Value Fund
November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$1,810	$3,695	$341	$727	$1,121	$3,093	$(17)	$22
(1,083)	(46,441)	(636)	(8,862)	(1,185)	(132,371)	701	(956)

25,731	48,005	10,208	17,836	165,316	166,453	5,758	1,411

26,458	5,259	9,913	9,701	165,252	37,175	6,442	477

(1,297)	(3,149)	(634)	(1,354)	(2,826)	(2,707)	(9)	(28)
(102)	(648)	—	(14)	(63)	(19)	—	(6)
(137)	(239)	(30)	(69)	(47)	—	—	(6)

—	—	—	—	—	(1,780)	—	—
—	—	—	—	—	(79)	—	—
—	—	—	—	—	(121)	—	—
(1,536)	(4,036)	(664)	(1,437)	(2,936)	(4,706)	(9)	(40)

40,825	(4,071)	880	(1,666)	(66,603)	(205,392)	23,853	8,666
65,747	(2,848)	10,129	6,598	95,713	(172,923)	30,286	9,103

212,414	215,262	43,640	37,042	660,004	832,927	11,874	2,771
$278,161	$212,414	$53,769	$43,640	$755,717	$660,004	$42,160	$11,874

$944	$670	$188	$511	$532	$2,347	$(26)	$—

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$1,302,349	$2,027,028	$46,730	$67,875	$17,038	$37,992
Reinvested distributions	18,225	29,631	—	—	—	8,206
Cost of shares reacquired	(832,785)	(1,569,374)	(29,555)	(93,582)	(26,630)	(65,880)
Net increase/(decrease) in net assets	$487,789	$487,285	$17,175	$(25,707)	$(9,592)	$(19,682)
Administrative Class
Net proceeds from sale of shares	$61,074	$127,351	$36,374	$66,479	$4,568	$4,924
Reinvested distributions	227	838	—	—	—	729
Cost of shares reacquired	(25,441)	(105,664)	(17,281)	(34,742)	(4,568)	(6,810)
Net increase/(decrease) in net assets	$35,860	$22,525	$19,093	$31,737	$—	$(1,157)
Investor Class
Net proceeds from sale of shares	$144,006	$183,239	$8,792	$19,668	$2,244	$4,473
Reinvested distributions	—	575	—	—	—	645
Cost of shares reacquired	(79,159)	(239,887)	(8,337)	(71,956)	(2,872)	(6,984)
Net increase/(decrease) in net assets	$64,847	$(56,073)	$455	$(52,288)	$(628)	$(1,866)
SHARES
Institutional Class
Shares sold	39,603	79,330	6,472	12,884	1,676	5,055
Shares issued due to reinvestment of distributions	564	1,281	—	—	—	1,169
Shares reacquired	(25,502)	(62,955)	(4,180)	(16,806)	(2,611)	(8,934)
Net increase/(decrease) in shares outstanding	14,665	17,656	2,292	(3,922)	(935)	(2,710)
Beginning of period	236,315	218,659	35,559	39,481	35,811	38,521
End of period	250,980	236,315	37,851	35,559	34,876	35,811
Administrative Class
Shares sold	1,873	5,226	5,128	12,619	436	692
Shares issued due to reinvestment of distributions	7	36	—	—	—	106
Shares reacquired	(778)	(4,457)	(2,450)	(6,640)	(443)	(920)
Net increase/(decrease) in shares outstanding	1,102	805	2,678	5,979	(7)	(122)
Beginning of period	10,301	9,496	34,494	28,515	2,970	3,092
End of period	11,403	10,301	37,172	34,494	2,963	2,970
Investor Class
Shares sold	4,439	7,164	1,265	4,053	220	631
Shares issued due to reinvestment distributions	—	25	—	—	—	95
Shares reacquired	(2,442)	(9,478)	(1,198)	(12,317)	(291)	(1,019)
Net increase/(decrease) in shares outstanding	1,997	(2,289)	67	(8,264)	(71)	(293)
Beginning of period	17,890	20,179	7,055	15,319	2,450	2,743
End of period	19,887	17,890	7,122	7,055	2,379	2,450

The accompanying notes are an integral part of the Financial Statements.

Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund		Harbor Small Company Value Fund
November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$52,048	$82,023	$5,428	$18,473	$89,900	$168,162	$9,435	$8,248
1,152	2,919	634	1,341	2,111	3,449	9	27
(11,199)	(38,728)	(6,211)	(21,224)	(153,973)	(363,207)	(3,106)	(1,022)
$42,001	$46,214	$(149)	$(1,410)	$(61,962)	$(191,596)	$6,338	$7,253

$1,675	$7,949	$17	$271	$4,215	$8,206	$5,123	$476
101	647	—	14	63	98	—	6
(1,590)	(60,693)	(37)	(587)	(6,192)	(13,144)	—	(357)
$186	$(52,097)	$(20)	$(302)	$(1,914)	$(4,840)	$5,123	$125

$1,921	$9,969	$1,520	$596	$5,457	$7,585	$12,904	$2,234
136	231	30	69	46	114	—	6
(3,419)	(8,388)	(501)	(619)	(8,230)	(16,655)	(512)	(952)
$(1,362)	$1,812	$1,049	$46	$(2,727)	$(8,956)	$12,392	$1,288

7,193	14,319	538	2,779	5,363	12,874	1,299	1,401

166	483	66	194	133	269	2	6
(1,569)	(6,947)	(621)	(3,024)	(9,036)	(27,935)	(415)	(239)
5,790	7,855	(17)	(51)	(3,540)	(14,792)	886	1,168
25,276	17,421	4,547	4,598	39,515	54,307	1,551	383
31,066	25,276	4,530	4,547	35,975	39,515	2,437	1,551

234	1,384	2	40	248	663	648	111

15	107	—	2	4	8	—	2
(224)	(10,158)	(4)	(81)	(376)	(995)	—	(105)
25	(8,667)	(2)	(39)	(124)	(324)	648	8
2,895	11,562	7	46	2,063	2,387	112	104
2,920	2,895	5	7	1,939	2,063	760	112

268	1,571	146	77	322	606	1,623	397

20	38	3	10	3	9	—	1
(480)	(1,414)	(48)	(80)	(490)	(1,322)	(69)	(200)
(192)	195	101	7	(165)	(707)	1,554	198
3,867	3,672	256	249	2,824	3,531	312	114
3,675	3,867	357	256	2,659	2,824	1,866	312

Harbor Domestic Equity Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
	6-Month Period Ended April 30, 2010		Year Ended October 31
			2009	2008	2007	2006	2005
	(Unaudited)
Net asset value beginning of period	$30.30		$24.94	$38.95	$32.65	$31.02	$26.81
Income from Investment Operations
Net investment income/(loss)	0.05	[a]	0.10 [a]	0.16 [a]	0.14 [a]	0.07 [a]	0.13 [a]
Net realized and unrealized gains/(losses) on investments	3.83		5.42	(14.05)	6.23	1.59	4.19
Total from investment operations	3.88		5.52	(13.89)	6.37	1.66	4.32
Less Distributions
Dividends from net investment income	(0.09)		(0.16)	(0.12)	(0.07)	(0.03)	(0.11)
Distributions from net realized capital gains[1]	—		—	—	—	—	—
Total distributions	(0.09)		(0.16)	(0.12)	(0.07)	(0.03)	(0.11)
Net asset value end of period	34.09		30.30	24.94	38.95	32.65	31.02
Net assets end of period (000s)	$8,556,774		$7,159,390	$5,452,974	$8,723,355	$7,882,712	$7,187,988
Ratios and Supplemental Data (%)
Total return	12.81%[b,d]		22.31%[b]	(35.75)%[b]	19.55%[b]	5.35%[b]	16.14%[b]
Ratio of total expenses to average net assets[2]	0.70	[c]	0.70	0.68	0.67	0.67	0.68
Ratio of net expenses to average net assets	0.68	[a,c]	0.69 [a]	0.67 [a]	0.66 [a]	0.67 [a]	0.68 [a]
Ratio of net investment income to average net assets	0.33	[a,c]	0.40 [a]	0.47 [a]	0.38 [a]	0.25 [a]	0.44 [a]
Portfolio turnover	35	[d]	72	82	69	71	69

HARBOR MID CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2010		Year Ended October 31
			2009	2008	2007	2006	2005[e]
	(Unaudited)
Net asset value beginning of period	$6.20		$5.63	$10.16	$7.59	$7.31	$6.15
Income from Investment Operations
Net investment income/(loss)	(0.01)[a]		(0.01)[a]	— [a]	0.03 [a]	— [a]	(0.03)[a]
Net realized and unrealized gains/(losses) on investments	1.52		0.58	(4.06)	2.59	1.13	1.19
Total from investment operations	1.51		0.57	(4.06)	2.62	1.13	1.16
Less Distributions
Dividends from net investment income	—		—	(0.01)	(0.02)	—	—
Distributions from net realized capital gains[1]	—		—	(0.46)	(0.03)	(0.85)	—
Total distributions	—		—	(0.47)	(0.05)	(0.85)	—
Net asset value end of period	7.71		6.20	5.63	10.16	7.59	7.31
Net assets end of period (000s)	$291,670		$220,402	$222,085	$271,736	$110,633	$53,477
Ratios and Supplemental Data (%)
Total return	24.35%[b,d]		10.12%[b]	(41.76)%[b]	34.71%[b]	16.30%[b]	18.86%[b]
Ratio of total expenses to average net assets[2]	0.88	[c]	0.91	0.88	0.91	1.06	1.15
Ratio of net expenses to average net assets	0.86	[a,c]	0.90 [a]	0.87 [a]	0.89 [a]	0.94 [a]	0.95 [a]
Ratio of net investment income/(loss) to average net assets	(0.32)[a,c]		(0.12)[a]	0.05 [a]	0.36 [a]	(0.30)[a]	(0.48)[a]
Portfolio turnover	63	[d]	177	125	107	131	177
See page 63 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class									Investor Class
6-Month Period Ended April 30, 2010		Year Ended October 31							6-Month Period Ended April 30, 2010		Year Ended October 31
		2009	2008	2007		2006		2005			2009	2008	2007	2006	2005
(Unaudited)									(Unaudited)
$30.13		$24.80	$38.73	$32.47		$30.90		$26.77	$29.97		$24.63	$38.48	$32.31	$30.79	$26.65

0.02	[a]	0.04 [a]	0.07 [a]	0.06	[a]	0.05	[a]	— [a]	—	[a]	— [a]	0.03 [a]	0.01 [a]	(0.02)[a]	0.05 [a]
3.80		5.38	(13.97)	6.20		1.52		4.23	3.79		5.37	(13.88)	6.16	1.54	4.11
3.82		5.42	(13.90)	6.26		1.57		4.23	3.79		5.37	(13.85)	6.17	1.52	4.16

(0.02)		(0.09)	(0.03)	—		—		(0.10)	—		(0.03)	—	—	—	(0.02)
—		—	—	—		—		—	—		—	—	—	—	—
(0.02)		(0.09)	(0.03)	—		—		(0.10)	—		(0.03)	—	—	—	(0.02)
33.93		30.13	24.80	38.73		32.47		30.90	33.76		29.97	24.63	38.48	32.31	30.79
$386,950		$310,392	$235,457	$294,586		$207,852		$123,018	$671,320		$536,173	$497,007	$830,840	$562,859	$304,676

12.69%[b,d]		21.97%[b]	(35.92)%[b]	19.28%[b]		5.08%[b]		15.84%[b]	12.65%[b,d]		21.85%[b]	(35.99)%[b]	19.10%[b]	4.94%[b]	15.62%[b]
0.95	[c]	0.95	0.93	0.93		0.92		0.92	1.07	[c]	1.07	1.05	1.05	1.07	1.10
0.93	[a,c]	0.94 [a]	0.92 [a]	0.92	[a]	0.92	[a]	0.92 [a]	1.05	[a,c]	1.06 [a]	1.05 [a]	1.04 [a]	1.07 [a]	1.10 [a]
0.08	[a,c]	0.14 [a]	0.21 [a]	0.13	[a]	—	[a]	(0.13)[a]	(0.04)[a,c]		0.04 [a]	0.10 [a]	(0.01)[a]	(0.15)[a]	(0.10)[a]
35	[d]	72	82	69		71		69	35	[d]	72	82	69	71	69

Administrative Class									Investor Class
6-Month Period Ended April 30, 2010		Year Ended October 31							6-Month Period Ended April 30, 2010		Year Ended October 31
		2009	2008	2007		2006		2005[e]			2009	2008	2007	2006	2005[e]
(Unaudited)									(Unaudited)
$6.15		$5.59	$10.11	$7.57		$7.31		$6.15	$6.09		$5.54	$10.04	$7.52	$7.28	$6.15

(0.02)[a]		(0.02)[a]	(0.01)[a]	0.01	[a]	—	[a]	— [a]	(0.02)[a]		(0.08)[a]	(0.03)[a]	0.02 [a]	(0.01)[a]	(0.04)[a]
1.50		0.58	(4.05)	2.57		1.11		1.16	1.49		0.63	(4.01)	2.53	1.10	1.17
1.48		0.56	(4.06)	2.58		1.11		1.16	1.47		0.55	(4.04)	2.55	1.09	1.13

—		—	—	(0.01)		—		—	—		—	—	—	—	—
—		—	(0.46)	(0.03)		(0.85)		—	—		—	(0.46)	(0.03)	(0.85)	—
—		—	(0.46)	(0.04)		(0.85)		—	—		—	(0.46)	(0.03)	(0.85)	—
7.63		6.15	5.59	10.11		7.57		7.31	7.56		6.09	5.54	10.04	7.52	7.28
$283,678		$211,996	$159,450	$74,885		$46,402		$14	$53,831		$42,970	$84,943	$152,935	$6,782	$1,737

24.07%[b,d]		10.02%[b]	(41.94)%[b]	34.31%[b]		15.99%[b]		18.86%[b]	24.14%[b,d]		9.93%[b]	(42.04)%[b]	34.08%[b]	15.77%[b]	18.37%[b]
1.13	[c]	1.16	1.13	1.16		1.30		1.38	1.25	[c]	1.27	1.26	1.29	1.44	1.58
1.11	[a,c]	1.15 [a]	1.12 [a]	1.14	[a]	1.18	[a]	1.18 [a]	1.23	[a,c]	1.26 [a]	1.25 [a]	1.27 [a]	1.32 [a]	1.38 [a]
(0.57)[a,c]		(0.39)[a]	(0.21)[a]	0.14	[a]	(0.58)[a]		(0.67)[a]	(0.69)[a,c]		(0.47)[a]	(0.31)[a]	(0.06)[a]	(0.69)[a]	(0.87)[a]
63	[d]	177	125	107		131		177	63	[d]	177	125	107	131	177

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2010		Year Ended October 31
			2009	2008	2007	2006	2005
	(Unaudited)
Net asset value beginning of period	$8.86		$8.00	$14.95	$13.69	$13.00	$12.82
Income from Investment Operations
Net investment income/(loss)	(0.02)[a]		(0.03)[a]	(0.07)[a]	(0.07)[a]	— [a]	(0.06)[a]
Net realized and unrealized gains/(losses) on investments	2.82		1.13	(4.95)	2.55	1.74	1.07
Total from investment operations	2.80		1.10	(5.02)	2.48	1.74	1.01
Less Distributions
Dividends from net investment income	—		—	—	—	—	—
Distributions from net realized capital gains[1]	—		(0.24)	(1.93)	(1.22)	(1.05)	(0.83)
Total distributions	—		(0.24)	(1.93)	(1.22)	(1.05)	(0.83)
Net asset value end of period	11.66		8.86	8.00	14.95	13.69	13.00
Net assets end of period (000s)	$406,557		$317,168	$308,330	$648,885	$633,956	$635,132
Ratios and Supplemental Data (%)
Total return	31.60%[b,d]		14.50%[b]	(38.07)%[b]	19.56%[b]	14.17%[b]	7.83%[b]
Ratio of total expenses to average net assets[2]	0.88	[c]	0.89	0.85	0.84	0.82	0.84
Ratio of net expenses to average net assets	0.85	[a,c]	0.88 [a]	0.84 [a]	0.82 [a]	0.82 [a]	0.84 [a]
Ratio of net investment income/(loss) to average net assets	(0.46)[a,c]		(0.46)[a]	(0.61)[a]	(0.52)[a]	(0.35)[a]	(0.40)[a]
Portfolio turnover	36	[d]	57	56	50	55	69

HARBOR LARGE CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2010		Year Ended October 31
			2009	2008	2007[f]	2006	2005
	(Unaudited)
Net asset value beginning of period	$6.63		$6.60	$21.20	$18.79	$16.63	$15.00
Income from Investment Operations
Net investment income/(loss)	0.05	[a]	0.11 [a]	0.19 [a]	0.41 [a]	0.22 [a]	0.16 [a]
Net realized and unrealized gains/(losses) on investments	0.75		0.07	(3.94)	2.54	2.13	1.63
Total from investment operations	0.80		0.18	(3.75)	2.95	2.35	1.79
Less Distributions
Dividends from net investment income	(0.05)		(0.15)	(0.19)	(0.26)	(0.19)	(0.16)
Distributions from net realized capital gains[1]	—		—	(10.66)	(0.28)	—	—
Total distributions	(0.05)		(0.15)	(10.85)	(0.54)	(0.19)	(0.16)
Net asset value end of period	7.38		6.63	6.60	21.20	18.79	16.63
Net assets end of period (000s)	$229,322		$167,486	$114,972	$211,985	$596,888	$546,624
Ratios and Supplemental Data (%)
Total return	12.13%[b,d]		3.01%[b]	(32.16)%[b]	15.93%[b]	14.23%[b]	11.90%[b]
Ratio of total expenses to average net assets[2]	0.75	[c]	0.77	0.74	0.72	0.68	0.70
Ratio of net expenses to average net assets	0.70	[a,c]	0.71 [a]	0.68 [a]	0.68 [a]	0.68 [a]	0.70 [a]
Ratio of net investment income to average net assets	1.58	[a,c]	2.13 [a]	2.05 [a]	1.24 [a]	1.23 [a]	1.01 [a]
Portfolio turnover	26	[d]	54	107	114	31	24

See page 63 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class							Investor Class
6-Month Period Ended April 30, 2010		Year Ended October 31					6-Month Period Ended April 30, 2010		Year Ended October 31
		2009	2008	2007	2006	2005			2009	2008	2007	2006	2005
(Unaudited)							(Unaudited)
$8.68		$7.87	$14.77	$13.57	$12.92	$12.78	$8.56		$7.77	$14.62	$13.47	$12.85	$12.74

(0.04)[a]		(0.06)[a]	(0.08)[a]	(0.14)[a]	(0.03)[a]	(0.07)[a]	(0.05)[a]		(0.09)[a]	(0.13)[a]	(0.16)[a]	(0.02)[a]	(0.09)[a]
2.77		1.11	(4.89)	2.56	1.73	1.04	2.74		1.12	(4.79)	2.53	1.69	1.03
2.73		1.05	(4.97)	2.42	1.70	0.97	2.69		1.03	(4.92)	2.37	1.67	0.94

—		—	—	—	—	—	—		—	—	—	—	—
—		(0.24)	(1.93)	(1.22)	(1.05)	(0.83)	—		(0.24)	(1.93)	(1.22)	(1.05)	(0.83)
—		(0.24)	(1.93)	(1.22)	(1.05)	(0.83)	—		(0.24)	(1.93)	(1.22)	(1.05)	(0.83)
11.41		8.68	7.87	14.77	13.57	12.92	11.25		8.56	7.77	14.62	13.47	12.85
$33,821		$25,794	$24,337	$39,877	$48,525	$40,916	$26,752		$20,974	$21,321	$42,755	$47,263	$32,440

31.45%[b,d]		14.09%[b]	(38.21)%[b]	19.35%[b]	13.93%[b]	7.52%[b]	31.43%[b,d]		14.01%[b]	(38.27)%[b]	19.11%[b]	13.77%[b]	7.31%[b]
1.13	[c]	1.14	1.10	1.08	1.07	1.09	1.25	[c]	1.26	1.22	1.21	1.22	1.27
1.10	[a,c]	1.13 [a]	1.09 [a]	1.07 [a]	1.07 [a]	1.09 [a]	1.22	[a,c]	1.25 [a]	1.21 [a]	1.20 [a]	1.22 [a]	1.27 [a]
(0.71)[a,c]		(0.72)[a]	(0.86)[a]	(0.77)[a]	(0.60)[a]	(0.66)[a]	(0.83)[a,c]		(0.83)[a]	(0.98)[a]	(0.90)[a]	(0.74)[a]	(0.83)[a]
36	[d]	57	56	50	55	69	36	[d]	57	56	50	55	69

Administrative Class							Investor Class
6-Month Period Ended April 30, 2010		Year Ended October 31					6-Month Period Ended April 30, 2010		Year Ended October 31
		2009	2008	2007[f]	2006	2005			2009	2008	2007[f]	2006	2005
(Unaudited)							(Unaudited)
$6.61		$6.59	$21.17	$18.77	$16.62	$14.99	$6.67		$6.58	$21.10	$18.70	$16.58	$14.96

0.05	[a]	0.12 [a]	0.24 [a]	0.20 [a]	0.16 [a]	0.14 [a]	0.05	[a]	0.11 [a]	0.17 [a]	0.19 [a]	0.14 [a]	0.07 [a]
0.74		0.04	(4.01)	2.69	2.14	1.61	0.75		0.05	(3.95)	2.67	2.12	1.64
0.79		0.16	(3.77)	2.89	2.30	1.75	0.80		0.16	(3.78)	2.86	2.26	1.71

(0.03)		(0.14)	(0.15)	(0.21)	(0.15)	(0.12)	(0.04)		(0.07)	(0.08)	(0.18)	(0.14)	(0.09)
—		—	(10.66)	(0.28)	—	—	—		—	(10.66)	(0.28)	—	—
(0.03)		(0.14)	(10.81)	(0.49)	(0.15)	(0.12)	(0.04)		(0.07)	(10.74)	(0.46)	(0.14)	(0.09)
7.37		6.61	6.59	21.17	18.77	16.62	7.43		6.67	6.58	21.10	18.70	16.58
$21,535		$19,142	$76,134	$6,706	$8,352	$5,577	$27,304		$25,786	$24,156	$124,942	$284,948	$162,862

12.06%[b,d]		2.57%[b]	(32.26)%[b]	15.62%[b]	13.93%[b]	11.66%[b]	11.97%[b,d]		2.60%[b]	(32.39)%[b]	15.49%[b]	13.73%[b]	11.54%[b]
1.00	[c]	1.01	1.00	0.98	0.93	0.95	1.12	[c]	1.14	1.11	1.09	1.08	1.10
0.95	[a,c]	0.96 [a]	0.93 [a]	0.93 [a]	0.93 [a]	0.95 [a]	1.07	[a,c]	1.07 [a]	1.05 [a]	1.06 [a]	1.08 [a]	1.10 [a]
1.37	[a,c]	2.37 [a]	1.65 [a]	1.04 [a]	0.95 [a]	0.77 [a]	1.26	[a,c]	1.84 [a]	1.88 [a]	0.90 [a]	0.82 [a]	0.70 [a]
26	[d]	54	107	114	31	24	26	[d]	54	107	114	31	24

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR MID CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2010		Year Ended October 31
			2009	2008	2007	2006	2005
	(Unaudited)
Net asset value beginning of period	$9.07		$7.57	$13.43	$13.26	$11.90	$11.09
Income from Investment Operations
Net investment income/(loss)	0.08	[a]	0.19 [a]	0.32 [a]	0.17 [a]	0.13 [a]	0.14 [a]
Net realized and unrealized gains/(losses) on investments	1.98		1.64	(5.52)	0.49	1.65	1.68
Total from investment operations	2.06		1.83	(5.20)	0.66	1.78	1.82
Less Distributions
Dividends from net investment income	(0.14)		(0.33)	(0.19)	(0.12)	(0.13)	(0.05)
Distributions from net realized capital gains[1]	—		—	(0.47)	(0.37)	(0.29)	(0.96)
Total distributions	(0.14)		(0.33)	(0.66)	(0.49)	(0.42)	(1.01)
Net asset value end of period	10.99		9.07	7.57	13.43	13.26	11.90
Net assets end of period (000s)	$49,781		$41,250	$34,815	$78,346	$26,630	$15,744
Ratios and Supplemental Data (%)
Total return	22.96%[b,d]		25.53%[b]	(40.47)%[b]	4.97%[b]	15.43%[b]	16.92%[b]
Ratio of total expenses to average net assets[2]	1.04	[c]	1.14	0.98	1.02	1.46	1.88
Ratio of net expenses to average net assets	0.97	[a,c]	0.98 [a]	0.95 [a]	0.95 [a]	0.95 [a]	0.95 [a]
Ratio of net investment income to average net assets	1.44	[a,c]	2.02 [a]	2.47 [a]	1.52 [a]	1.45 [a]	1.27 [a]
Portfolio turnover	11	[d]	46	34	21	18	20

HARBOR SMALL CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2010		Year Ended October 31
			2009	2008	2007	2006	2005
	(Unaudited)
Net asset value beginning of period	$14.88		$13.84	$22.52	$21.24	$19.50	$16.58
Income from Investment Operations
Net investment income/(loss)	0.03	[a]	0.08 [a]	0.10 [a]	0.11 [a]	0.03 [a]	0.01 [a]
Net realized and unrealized gains/(losses) on investments	3.80		1.05	(7.57)	1.68	2.04	3.00
Total from investment operations	3.83		1.13	(7.47)	1.79	2.07	3.01
Less Distributions
Dividends from net investment income	(0.07)		(0.05)	(0.10)	(0.02)	(0.02)	—
Distributions from net realized capital gains[1]	—		(0.04)	(1.11)	(0.49)	(0.31)	(0.09)
Total distributions	(0.07)		(0.09)	(1.21)	(0.51)	(0.33)	(0.09)
Net asset value end of period	18.64		14.88	13.84	22.52	21.24	19.50
Net assets end of period (000s)	$670,706		$587,985	$751,873	$1,554,756	$1,928,482	$1,592,120
Ratios and Supplemental Data (%)
Total return	25.83%[b,d]		8.28%[b]	(34.74)%[b]	8.52%[b]	10.72%[b]	18.22%[b]
Ratio of total expenses to average net assets[2]	0.87	[c]	0.88	0.85	0.84	0.83	0.83
Ratio of net expenses to average net assets	0.84	[a,c]	0.87 [a]	0.84 [a]	0.83 [a]	0.83 [a]	0.83 [a]
Ratio of net investment income to average net assets	0.35	[a,c]	0.50 [a]	0.40 [a]	0.44 [a]	0.19 [a]	0.13 [a]
Portfolio turnover	4	[d]	18	16	14	27	20

See page 63 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class							Investor Class
6-Month Period Ended April 30, 2010		Year Ended October 31					6-Month Period Ended April 30, 2010		Year Ended October 31
		2009	2008	2007	2006	2005			2009	2008	2007	2006	2005
(Unaudited)							(Unaudited)
$9.04		$7.54	$13.38	$13.24	$11.90	$11.09	$9.07		$7.55	$13.37	$13.22	$11.88	$11.09

(0.10)[a,i]		(0.14)[a,i]	0.24 [a]	0.20 [a]	0.10 [a]	0.04 [a]	0.03	[a]	0.13 [a]	0.32 [a]	0.18 [a]	0.12 [a]	0.07 [a]
2.17		1.95	(5.46)	0.42	1.66	1.76	2.01		1.67	(5.55)	0.43	1.62	1.71
2.07		1.81	(5.22)	0.62	1.76	1.80	2.04		1.80	(5.23)	0.61	1.74	1.78

—		(0.31)	(0.15)	(0.11)	(0.13)	(0.04)	(0.11)		(0.28)	(0.12)	(0.09)	(0.11)	(0.04)
—		—	(0.47)	(0.37)	(0.29)	(0.95)	—		—	(0.47)	(0.37)	(0.29)	(0.95)
—		(0.31)	(0.62)	(0.48)	(0.42)	(0.99)	(0.11)		(0.28)	(0.59)	(0.46)	(0.40)	(0.99)
11.11		9.04	7.54	13.38	13.24	11.90	11.00		9.07	7.55	13.37	13.22	11.88
$55		$64	$347	$434	$184	$81	$3,933		$2,326	$1,880	$5,908	$5,832	$1,612

22.90%[b,d]		25.26%[b]	(40.66)%[b]	4.68%[b]	15.17%[b]	16.88%[b]	22.71%[b,d]		25.02%[b]	(40.69)%[b]	4.60%[b]	15.00%[b]	16.65%[b]
1.28	[c]	1.36	1.25	1.27	1.69	2.11	1.41	[c]	1.51	1.35	1.41	1.83	2.31
1.21	[a,c]	1.23 [a]	1.20 [a]	1.19 [a]	1.18 [a]	1.18 [a]	1.34	[a,c]	1.35 [a]	1.32 [a]	1.33 [a]	1.32 [a]	1.38 [a]
1.17	[a,c]	2.01 [a]	2.27 [a]	1.29 [a]	1.22 [a]	0.96 [a]	1.05	[a,c]	1.68 [a]	2.10 [a]	1.17 [a]	1.06 [a]	0.88 [a]
11	[d]	46	34	21	18	20	11	[d]	46	34	21	18	20

Administrative Class							Investor Class
6-Month Period Ended April 30, 2010		Year Ended October 31					6-Month Period Ended April 30, 2010		Year Ended October 31
		2009	2008	2007	2006	2005			2009	2008	2007	2006	2005
(Unaudited)							(Unaudited)
$14.82		$13.77	$22.40	$21.17	$19.46	$16.57	$14.67		$13.64	$22.18	$20.99	$19.33	$16.50

0.01	[a]	0.02 [a]	0.03 [a]	0.04 [a]	(0.02)[a]	(0.01)[a]	(0.02)[a,i]		(0.05)[a,i]	(0.05)[a]	(0.03)[a]	(0.09)[a]	(0.01)[a]
3.79		1.08	(7.51)	1.68	2.04	2.99	3.78		1.12	(7.38)	1.71	2.06	2.93
3.80		1.10	(7.48)	1.72	2.02	2.98	3.76		1.07	(7.43)	1.68	1.97	2.92

(0.03)		(0.01)	(0.04)	—	—	—	(0.02)		—	—	—	—	—
—		(0.04)	(1.11)	(0.49)	(0.31)	(0.09)	—		(0.04)	(1.11)	(0.49)	(0.31)	(0.09)
(0.03)		(0.05)	(1.15)	(0.49)	(0.31)	(0.09)	(0.02)		(0.04)	(1.11)	(0.49)	(0.31)	(0.09)
18.59		14.82	13.77	22.40	21.17	19.46	18.41		14.67	13.64	22.18	20.99	19.33
$36,058		$30,584	$32,878	$59,224	$57,301	$36,787	$48,953		$41,435	$48,176	$105,377	$138,916	$182,697

25.69%[b,d]		8.00%[b]	(34.89)%[b]	8.21%[b]	10.48%[b]	18.05%[b]	25.63%[b,d]		7.86%[b]	(34.95)%[b]	8.08%[b]	10.28%[b]	17.76%[b]
1.12	[c]	1.13	1.10	1.09	1.08	1.08	1.24	[c]	1.25	1.22	1.22	1.23	1.26
1.09	[a,c]	1.12 [a]	1.09 [a]	1.08 [a]	1.08 [a]	1.08 [a]	1.21	[a,c]	1.24 [a]	1.22 [a]	1.21 [a]	1.23 [a]	1.26 [a]
0.09	[a,c]	0.23 [a]	0.16 [a]	0.18 [a]	(0.06)[a]	(0.08)[a]	(0.03)[a,c]		0.12 [a]	0.03 [a]	0.06 [a]	(0.22)[a]	(0.27)[a]
4	[d]	18	16	14	27	20	4	[d]	18	16	14	27	20

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

SMALL COMPANY VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2010		Year Ended October 31
			2009		2008[h]	2007[g,h]
	(Unaudited)
Net asset value beginning of period	$6.01		$4.61		$8.88	$10.00
Income from Investment Operations
Net investment income/(loss)	—	[a]	0.04	[a]	0.06 [a]	0.06	[a]
Net realized and unrealized gains/(losses) on investments	2.33		1.43		(4.03)	(1.18)
Total from investment operations	2.33		1.47		(3.97)	(1.12)
Less Distributions
Dividends from net investment income	(0.01)		(0.07)		(0.09)	—
Distributions from net realized capital gains[1]	—		—		(0.21)	—
Total distributions	(0.01)		(0.07)		(0.30)	—
Net asset value end of period	8.33		6.01		4.61	8.88
Net assets end of period (000s)	$20,303		$9,326		$1,768	$1,196
Ratios and Supplemental Data (%)
Total return	38.72%[b,d]		32.72%[b]		(46.07)%[b]	(11.20)%[b,d]
Ratio of total expenses to average net assets[2]	1.25	[c]	3.08		3.95	3.61	[c]
Ratio of net expenses to average net assets	0.95	[a,c]	0.95	[a]	0.95 [a]	0.95	[a,c]
Ratio of net investment income/(loss) to average net assets	(0.01)[a,c]		0.62	[a]	1.13 [a]	1.19	[a,c]
Portfolio turnover	11	[d]	47		57	22	[d]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements)

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	Effective September 20, 2005, Harbor Mid Cap Growth Fund appointed Wellington Management Company, LLP as its Subadviser.

f	Effective June 19, 2007, Harbor Large Cap Value Fund appointed Cohen & Steers Capital Management, Inc. as its Subadviser.

g	For the period May 1, 2007 (inception) through October 31, 2007.

h	Formerly, Harbor SMID Value Fund.

i	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class							Investor Class
6-Month Period Ended April 30, 2010		Year Ended October 31					6-Month Period Ended April 30, 2010		Year Ended October 31
		2009		2008[h]	2007[g,h]				2009		2008[h]	2007[g,h]
(Unaudited)							(Unaudited)
$6.01		$4.61		$8.87	$10.00		$6.01		$4.60		$8.86	$10.00

(0.02)[a]		0.04	[a]	0.07 [a]	0.05	[a]	(0.01)[a]		0.02	[a]	0.05 [a]	0.04	[a]
2.34		1.42		(4.05)	(1.18)		2.32		1.44		(4.04)	(1.18)
2.32		1.46		(3.98)	(1.13)		2.31		1.46		(3.99)	(1.14)

—		(0.06)		(0.07)	—		—		(0.05)		(0.06)	—
—		—		(0.21)	—		—		—		(0.21)	—
—		(0.06)		(0.28)	—		—		(0.05)		(0.27)	—
8.33		6.01		4.61	8.87		8.32		6.01		4.60	8.86
$6,326		$670		$478	$887		$15,531		$1,878		$525	$915

38.60%[b,d]		32.25%[b]		(46.11)%[b]	(11.30)%[b,d]		38.44%[b,d]		32.32%[b,d]		(46.22)%[b]	(11.40)%[b,d]
1.50	[c]	3.68		3.92	3.84	[c]	1.62	[c]	3.65		4.06	3.97	[c]
1.20	[a,c]	1.20	[a]	1.20 [a]	1.20	[a,c]	1.32	[a,c]	1.32	[a]	1.32 [a]	1.33	[a,c]
(0.42)[a,c]		0.70	[a]	1.01 [a]	0.94	[a]	(0.55)[a,c]		0.22	[a]	0.89 [a]	0.80	[a,c]
11	[d]	47		57	22	[d]	11	[d]	47		57	22	[d]

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2010 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund and Harbor Small Company Value Fund (formerly, Harbor SMID Value Fund); (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The Funds have adopted FASB ASC 105, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (the Codification) which is a single source of authoritative nongovernmental U.S. generally accepted accounting standards (US GAAP). All previous US GAAP standards issued by a standard setter are superseded by the Codification. The adoption of ASC 105 had no impact on the Funds’ net assets or results of operations.

Security Valuation

Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities, are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and ask price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

Debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value.

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.

Fair Value Measurements and Disclosures

Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures, establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of each Fund’s investments are summarized in three categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Valuations based on significant unobservable inputs may include the Funds’ own assumptions.

For fair valuations using significant unobservable inputs, ASC 820 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy and Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Options

Consistent with its investment policies, each Fund may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor Large Cap Value Fund is not authorized to engage in options transactions on currencies. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.

Purchased options on equity securities are valued at the last sale price on the market on which they are principally traded. Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

price for the underlying futures contract. If an option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, such Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms.

See the Portfolio of Investments for each Fund for outstanding options as of April 30, 2010, if any.

U.S. Government Securities

Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. Government support.

Foreign Forward Currency Contracts

Each Fund may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against foreign exchange risk related to specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by Harbor Capital. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote. There is minimal counterparty risk with foreign forward currency contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded foreign forward currency contracts, guarantees the contracts against default.

See the Portfolio of Investments for each Fund for outstanding foreign forward currency contracts as of April 30, 2010, if any.

Foreign Currency Spot Contracts

The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement within two business days. The U.S. dollar value of the contracts is

67

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

determined using current currency exchange rates supplied by a pricing service selected by the Adviser. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. There is minimal counterparty risk with foreign currency spot contracts, as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded foreign currency contracts, guarantees the foreign currency spot contracts against default.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic or foreign banks or with any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm which is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if a Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

68

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust with respect to any two or more Harbor Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit which is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations for the six-month period ended April 30, 2010. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets in an income-producing asset.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

ASC 740, Income Taxes, establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the Funds’ current fiscal year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006–2008), including positions expected to be taken upon filing the 2009 tax return, for purposes of implementing ASC 740, and has concluded that no provision for income tax is required in any Fund’s financial statements.

New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update which will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1

69

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

and Level 2 fair value measurements, as well as the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on the purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. Management is evaluating the implications of this change and believes the impact will be limited to expanded disclosures resulting from the adoption of this update.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2010 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
GROWTH FUNDS
Harbor Capital Appreciation Fund	$—	$3,741,869	$—	$3,055,044
Harbor Mid Cap Growth Fund	—	380,206	—	337,713
Harbor Small Cap Growth Fund	—	143,121	—	167,314
VALUE FUNDS
Harbor Large Cap Value Fund	$—	$102,874	$—	$60,904
Harbor Mid Cap Value Fund	—	6,200	—	5,302
Harbor Small Cap Value Fund	—	27,390	—	84,595
Harbor Small Company Value Fund	—	24,302	—	2,276

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 2010. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

Contractual Rate
GROWTH FUNDS
Harbor Capital Appreciation Fund	0.60%
Harbor Mid Cap Growth Fund	0.75
Harbor Small Cap Growth Fund	0.75
VALUE FUNDS
Harbor Large Cap Value Fund	0.60%
Harbor Mid Cap Value Fund	0.75
Harbor Small Cap Value Fund	0.75
Harbor Small Company Value Fund	0.75

70

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with each of Harbor Mid Cap Value Fund and Harbor Small Company Value Fund limiting the total expenses for each Fund to 0.97%, 1.22%, and 1.34% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 28, 2011.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.08% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.08% of the average daily net assets of all Administrative Class shares.
Investor Class	0.20% of the average daily net assets of all Investor Class shares.

Effective March 1, 2010, the transfer agent fees for the Institutional and Administrative Class shares decreased from 0.09% to 0.08% and decreased from 0.21% to 0.20% for the Investor Class shares. Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2010. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

71

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Shareholders

On April 30, 2010, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group
GROWTH FUNDS
Harbor Capital Appreciation Fund	16,213
Harbor Mid Cap Growth Fund	41,043
Harbor Small Cap Growth Fund	13,527
VALUE FUNDS
Harbor Large Cap Value Fund	46,267
Harbor Mid Cap Value Fund	22,553
Harbor Small Cap Value Fund	6,692
Harbor Small Company Value Fund	325,992

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Domestic Equity Funds totaled $63 for the six-month period ended April 30, 2010.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. The deferred compensation liability is included as a component of “Trustees’ fees and expenses” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected security. The market value adjustment for all Domestic Equity Funds totaled $4 for the six-month period ended April 30, 2010. The deferred compensation and related mark-to-market impact will be a liability of the Funds until distributed in accordance with the Plan.

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

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Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2010 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund*	$7,525,774	$2,176,605	$(46,903)	$2,129,702
Harbor Mid Cap Growth Fund*	519,606	129,317	(7,169)	122,148
Harbor Small Cap Growth Fund*	369,677	119,133	(20,549)	98,584
VALUE FUNDS
Harbor Large Cap Value Fund*	$253,186	$28,162	$(3,502)	$24,660
Harbor Mid Cap Value Fund*	52,783	8,680	(7,812)	868
Harbor Small Cap Value Fund*	553,232	232,416	(30,555)	201,861
Harbor Small Company Value Fund*	36,326	5,696	(240)	5,456

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

ASC 815, Derivatives and Hedging, requires qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair values of derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies. The disclosure requirements of ASC 815 distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. The adoption of ASC 815 had no impact on the Funds’ net assets or results of operations.

At April 30, 2010, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

HARBOR MID CAP GROWTH FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Open forward currency contracts	$—	$31	$—	$31
Change in unrealized appreciation/(depreciation) on derivatives for the six-month period ended April 30, 2010, were:

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$31	$—	$31

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented herein.

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Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2009 through April 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2009)	Ending Account Value (April 30, 2010)
Harbor Capital Appreciation Fund
Institutional Class	0.68%
Actual		$3.59	$1,000.00	$1,128.11
Hypothetical (5% return)		3.41	1,000.00	1,021.34
Administrative Class	0.93%
Actual		$4.90	$1,000.00	$1,126.93
Hypothetical (5% return)		4.66	1,000.00	1,020.07
Investor Class	1.05%
Actual		$5.54	$1,000.00	$1,126.46
Hypothetical (5% return)		5.26	1,000.00	1,019.46
Harbor Mid Cap Growth Fund
Institutional Class	0.86%
Actual		$4.78	$1,000.00	$1,243.55
Hypothetical (5% return)		4.31	1,000.00	1,020.42
Administrative Class	1.11%
Actual		$6.16	$1,000.00	$1,240.65
Hypothetical (5% return)		5.56	1,000.00	1,019.15
Investor Class	1.23%
Actual		$6.84	$1,000.00	$1,241.38
Hypothetical (5% return)		6.16	1,000.00	1,018.54

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FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2009)	Ending Account Value (April 30, 2010)
Harbor Small Cap Growth Fund
Institutional Class	0.85%
Actual		$4.89	$1,000.00	$1,316.03
Hypothetical (5% return)		4.26	1,000.00	1,020.47
Administrative Class	1.10%
Actual		$6.31	$1,000.00	$1,314.52
Hypothetical (5% return)		5.51	1,000.00	1,019.20
Investor Class	1.22%
Actual		$7.00	$1,000.00	$1,314.25
Hypothetical (5% return)		6.11	1,000.00	1,018.59
Harbor Large Cap Value Fund
Institutional Class	0.70%
Actual		$3.68	$1,000.00	$1,121.31
Hypothetical (5% return)		3.51	1,000.00	1,021.24
Administrative Class	0.95%
Actual		$4.99	$1,000.00	$1,120.57
Hypothetical (5% return)		4.76	1,000.00	1,019.97
Investor Class	1.07%
Actual		$5.63	$1,000.00	$1,119.65
Hypothetical (5% return)		5.36	1,000.00	1,019.36
Harbor Mid Cap Value Fund
Institutional Class	0.97%
Actual		$5.45	$1,000.00	$1,229.64
Hypothetical (5% return)		4.86	1,000.00	1,019.87
Administrative Class	1.21%
Actual		$6.69	$1,000.00	$1,228.98
Hypothetical (5% return)		6.06	1,000.00	1,018.65
Investor Class	1.34%
Actual		$7.39	$1,000.00	$1,227.07
Hypothetical (5% return)		6.70	1,000.00	1,017.98
Harbor Small Cap Value Fund
Institutional Class	0.84%
Actual		$4.71	$1,000.00	$1,258.28
Hypothetical (5% return)		4.21	1,000.00	1,020.53
Administrative Class	1.09%
Actual		$6.11	$1,000.00	$1,256.94
Hypothetical (5% return)		5.46	1,000.00	1,019.26
Investor Class	1.21%
Actual		$6.77	$1,000.00	$1,256.29
Hypothetical (5% return)		6.06	1,000.00	1,018.65

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FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2009)	Ending Account Value (April 30, 2010)
Harbor Small Company Value Fund
Institutional Class	0.95%
Actual		$5.62	$1,000.00	$1,387.19
Hypothetical (5% return)		4.76	1,000.00	1,019.97
Administrative Class	1.20%
Actual		$7.10	$1,000.00	$1,386.02
Hypothetical (5% return)		6.01	1,000.00	1,018.70
Investor Class	1.32%
Actual		$7.81	$1,000.00	$1,384.36
Hypothetical (5% return)		6.60	1,000.00	1,018.09
*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Harbor Domestic Equity Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE DOMESTIC EQUITY FUNDS

The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by Harbor Funds’ Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 6, 7 and 8, 2010 (the “Meeting”), the Trustees considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund and Harbor Small Company Value Fund (f/k/a Harbor SMID Value Fund).

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, also determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund and Harbor Small Company Value Fund (f/k/a Harbor SMID Value Fund) were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

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ADDITIONAL INFORMATION—Continued

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effects of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of service provided (or expected to be provided) and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each representative; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting of both a peer group of funds as well as a broader universe of funds compiled by Lipper.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser who provides investment management services to the Funds;

•	the favorable history, reputation, qualification and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of investment companies with similar objectives and strategies managed by other investment advisers, consisting of peer fund groupings compiled by Lipper.

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Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadvisers for each of Harbor Mid Cap Growth Fund and Harbor Small Cap Value Fund. The Trustees had received presentations by investment professionals from the Subadviser for each of Harbor Capital Appreciation Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Company Value Fund (f/k/a Harbor SMID Value Fund) (as well as Harbor Mid Cap Growth Fund and Harbor Small Cap Value Fund) at meetings of the Board of Trustees held in 2009. They reviewed information concerning each Subadviser’s historical investment results in managing accounts using similar strategy, including, where applicable, other mutual funds using a substantially identical strategy.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar Inc. (“Morningstar”). The Trustees also received information explaining Lipper’s and Morningstar’s methodology, how information was compiled by Lipper and Morningstar, and what each comparison was intended to demonstrate.

Harbor Capital Appreciation Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Capital Appreciation Fund (inception date December 29, 1987), the Trustees discussed the Fund and its performance in relation to its Lipper universe and group for the one-, two-, three-, four-, and five-year periods ended December 31, 2009, noting that the Fund’s Institutional Class had outperformed the universe medians according to Lipper data for all five time periods ended December 31, 2009 and outperformed the group medians for the one-, two-, three-, and five-year periods ended December 31, 2009. The Fund’s performance for the four-year period ended December 31, 2009 equaled the group median. The Fund’s one-, three- and five-year rolling returns as of December 31, 2009 ranked in the first quartile according to Morningstar. The Fund’s ten-year rolling return as of December 31, 2009 ranked in the third quartile. The Trustees also considered that the Fund had outperformed its benchmark, the Russell 1000® Growth Index, for the one-year, two-year, three-year, five-year, ten-year and fifteen-year periods ended December 31, 2009 but underperformed the benchmark for the four-year period ended December 31, 2009.

The Trustees discussed the expertise of Jennison Associates LLC (“Jennison”), the Fund’s subadviser, in managing assets generally and specifically with respect to the Fund’s asset class, noting that Jennison managed approximately $35.5 billion

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ADDITIONAL INFORMATION—Continued

in assets in this asset class, out of a firm-wide total of approximately $93.3 billion in assets under management. The Trustees also noted the significant experience of the portfolio manager in this asset class with Jennison, noting that he was a founding member of Jennison.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $8.025 billion, showed that the Fund’s contractual management fee was at the group median for each of the Institutional Class and Administrative Class and below the group median for the Investor Class. The actual total expense ratio for each share class of the Fund was below both the group and universe medians. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Mid Cap Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Mid Cap Growth Fund (inception date November 1, 2000), the Trustees noted that, according to the Lipper report, the Fund’s Institutional Class had outperformed in relation to its Lipper universe medians for the three-, four- and five-year periods ended December 31, 2009, underperformed its Lipper universe medians for the one- and two-year periods ended December 31, 2009, outperformed its Lipper group medians for the four- and five-year periods ended December 31, 2009, and underperformed its Lipper group medians for the one-, two- and three-year periods ended December 31, 2009. The Trustees considered the fact that, in comparison to its universe of other mid cap growth funds, as identified by Morningstar, the Fund’s three- and five-year rolling returns ranked in the second and first quartiles, respectively, as of December 31, 2009. The Fund’s one-year rolling return ranked in the fourth quartile as of December 31, 2009. The Trustees also considered that the Fund had outperformed its benchmark, the Russell Midcap® Growth Index, for the three-year, four-year and five-year periods ended December 31, 2009 but underperformed the benchmark for the one-year and two-year periods ended December 31, 2009.

The Trustees discussed the expertise of Wellington Management Company, LLP (“Wellington”), the Fund’s subadviser, in managing assets generally and in the mid cap growth asset class specifically, noting that the Wellington portfolio manager responsible for Harbor Mid Cap Growth Fund managed approximately $2.6 billion in assets in this asset class, out of a firm-wide total of approximately $537 billion in assets under management. The Trustees noted the significant experience of the portfolio manager.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $500 million, showed that the Fund’s contractual management fee was below the group median for each of the Institutional Class, Administrative Class and Investor Class. The Lipper data also showed that the actual total expense ratios for the Fund’s Institutional, Administrative and Investor Classes were below the group and universe medians. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Small Cap Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Cap Growth Fund (inception date November 1, 2000), the Trustees noted that according to the Lipper report, the Fund’s Institutional Class performance exceeded its universe median for the one-, two-, three-, four- and five year periods ended December 31, 2009 and exceeded its group medians for the two-, three-, four- and five-year periods ended December 31, 2009. The Fund’s performance was below its group median for the one-year period ended December 31, 2009. The Morningstar data presented ranked each of the Fund’s one- and five-year rolling returns as of December 31, 2009 in the second quartile. The Fund’s three-year rolling return as of December 31, 2009 ranked in the first quartile. The Trustees also considered the fact that the Fund had outperformed its benchmark, the Russell 2000® Growth Index, for the one-year, two-year, three-year, four-year and five-year periods ended December 31, 2009.

The Trustees discussed the expertise of Westfield Capital Management Company, L.P. (“Westfield”), the Fund’s subadviser, in managing assets generally and in the small cap growth asset class specifically, noting that Westfield managed approximately $1.9 billion in assets in this asset class, out of a firm-wide total of approximately $12.3 billion in assets under management. The Trustees also discussed the experience of the portfolio managers in this asset class.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $375 million, showed the Fund’s contractual management fee was below the group median for the Institutional, Administrative and Investor Classes. The Trustees also noted that the Fund’s actual total expense ratio for each share class was below the Lipper group and universe median expense ratios. The Trustees noted that the Fund had in place a “soft close” and was thus unlikely to grow significantly in size in the near future. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Large Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Large Cap Value Fund (inception date December 29, 1987), the Trustees noted the Fund’s Institutional Class

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Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

outperformance relative to its Lipper group medians for the three-, four- and five-year periods ended December 31, 2009, its underperformance relative to its Lipper group medians for the one- and two-year periods ended December 31, 2009, its outperformance relative to its Lipper universe medians for the two-, three-, four- and five-year periods ended December 31, 2009, and its underperformance relative to its Lipper universe median for the one-year period ended December 31, 2009. The Trustees also noted that the Fund had outperformed its benchmark, the Russell 1000® Value Index, for the two-year, three-year, four-year, five-year and ten-year periods ended December 31, 2009 but underperformed the benchmark for the one-year and fifteen-year periods ended December 31, 2009. The Trustees noted that the Fund had changed subadvisers in May 2007 from Armstrong Shaw Associates, Inc. to Cohen & Steers Capital Management, Inc. (“Cohen & Steers”). The Morningstar data presented showed that the Fund’s one-, three-, five- and ten-year rolling returns ranked in the fourth, second, third and third quartiles, respectively, for the periods ended December 31, 2009.

The Trustees discussed the expertise of Cohen & Steers in managing assets generally and in the large cap value asset class specifically, noting that Cohen & Steers managed approximately $2.4 billion in assets in this asset class, out of a firm-wide total of approximately $24.8 billion in assets under management. The Trustees also discussed the significant experience of the portfolio manager, including his experience prior to joining Cohen & Steers.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $225 million, showed the Fund’s management fee was below the group median for the Institutional, Administrative and Investor Classes, and the actual total expense ratio, after giving effect to voluntary expense waivers and reimbursements, for each of the Fund’s share classes was below its group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Mid Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Mid Cap Value Fund (inception date March 1, 2002), the Trustees noted that the Fund’s Institutional Class performance was above its Lipper group median for the one-, two- and three-year periods ended December 31, 2009 and at its Lipper group median for the four- and five-year periods ended December 31, 2009. The Fund’s performance was above its Lipper universe medians for the one- and two-year periods ended December 31, 2009 and below its Lipper universe medians for the three-, four- and five-year periods ended December 31, 2009. The Trustees considered the fact that the Fund outperformed its benchmark, the Russell Midcap® Value Index, for the one-year, two-year and three-year periods ended December 31, 2009 but had underperformed its benchmark for the four-year and five-year periods ended December 31, 2009. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns ranked in the second, third and fourth quartiles, respectively, for the periods ended December 31, 2009.

The Trustees discussed the expertise of LSV Asset Management (“LSV”), the Fund’s subadviser, in managing assets generally and in the mid cap value asset class specifically, noting that LSV managed approximately $1.5 billion in assets in this asset class, out of a firm-wide total of approximately $56 billion in assets under management. The Trustees also considered that LSV applies a similar quantitative approach to managing assets in the mid cap value asset class as it does for its other value products, and that the long-term performance generated by LSV across its various value products has been favorable. The Trustees reviewed the expertise of the portfolio managers in this asset class, noting that one of the three portfolio managers was a founding partner of LSV.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s management fee was below the group median for each of the Institutional, Administrative and Investor Classes. The actual total expense ratios, after giving effect to expense waivers and reimbursements, for both the Fund’s Institutional Class and Administrative Class were below the group and universe median expense ratios. The actual total expense ratio for the Fund’s Investor Class, after giving effect to expense waivers and reimbursements, was above the group and universe median expense ratios. It was noted that the Fund’s smaller asset base in this share class had an adverse effect on that expense ratio relative to peers. The Trustees also considered the extent to which the Adviser was waiving its fees or the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the Adviser would be making this waiver a contractual expense limitation in effect until February 28, 2011. The Trustees noted that the Adviser’s profitability in managing this Fund was negative.

Harbor Small Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Cap Value Fund (inception date December 14, 2001), the Trustees noted the Fund’s Institutional Class underperformance relative to both its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods, each ended December 31, 2009. According to the Morningstar data presented, the Fund’s three- and five-year

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rolling returns each ranked in the third quartile for the period ended December 31, 2009, while the one-year rolling return ranked in the fourth quartile for the period ended December 31, 2009. The Trustees also considered the fact that the Fund outperformed its benchmark, the Russell 2000® Value Index, for the one-year and three-year periods ended December 31, 2009 but had underperformed the benchmark for the two-year and four-year periods ended December 31, 2009. The Fund’s performance for the five-year period ended December 31, 2009 equaled that of its benchmark.

The Trustees discussed the expertise of EARNEST Partners LLC (“EARNEST”), the Fund’s subadviser, in managing assets generally and in the small cap value asset class specifically, noting that EARNEST managed approximately $3 billion in assets in this asset class out of $13.8 billion firm wide total. The Trustees also noted the experience of the portfolio manager in this asset class, noting that he is the founder of the firm.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $675 million, showed the Fund’s management fee was at the group median for the Institutional Class and below the group median for each of the Administrative and Investor Classes. The actual total expense ratios for the Fund’s Institutional, Administrative and Investor Classes were below the group and universe median expense ratios. The Trustees noted that the Fund had recently been re-opened to investors and may likely grow in size again. They noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Small Company Value Fund (f/k/a Harbor SMID Value Fund). In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Company Value Fund (f/k/a Harbor SMID Value Fund) (inception date May 1, 2007), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper universe and group medians for the one- and two-year periods ended December 31, 2009. The Trustees also considered the fact that the Fund outperformed its benchmark for the one-year and two-year periods ended December 31, 2009. The Morningstar data presented showed that the Fund’s one-year rolling return ranked in the first quartile for the period ended December 31, 2009. The Trustees noted that the Fund commenced operations shortly before one of the most challenging market environments in recent history, making it difficult to accurately assess the Fund’s shorter-term performance record.

The Trustees discussed the expertise of Evercore Asset Management, LLC (“Evercore”), the Fund’s subadviser, in managing assets generally and in the small cap value asset class specifically, noting that Evercore managed approximately $205 million in assets in this asset class, out of a firm-wide total of approximately $473 million in assets under management. The Trustees also discussed the experience of the portfolio managers in this asset class.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the Fund’s management fee was below its group median for each of the Institutional, Administrative and Investor Classes. The actual total expense ratios of the Fund’s Institutional Class, Administrative Class and Investor Class, after taking into account expense waivers and reimbursements, were below the Lipper group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees or the Fund’s expenses to improve performance for the Fund’s shareholders and noted that the waiver is a contractual expense limitation in effect until February 28, 2011. The Trustees noted that the Adviser’s profitability in operating this Fund was negative.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives to the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that each provided to Harbor Funds, and other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees also noted that the Adviser operated two

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Funds (Harbor Mid Cap Value Fund and Harbor Small Company Value Fund (f/k/a Harbor SMID Value Fund)) at a loss (and, in certain cases, reduced or waived a portion of its advisory fee while paying the relevant Subadviser its fee and/or paid or reimbursed fund expenses). The Trustees determined that the Adviser’s profitability in managing each other Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the existing Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

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TRUSTEES AND OFFICERS

(As of June 2010)

The business and affairs of the Trust is managed by or under the direction of the Trustees, and they have all powers necessary or desirable to carry out that responsibility. The Trustees have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the best interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. Except as noted, the address of each Trustee and Officer is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (65) Trustee University of Chicago Booth School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	28	None

Howard P. Colhoun (74) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	28	None

John P. Gould (71) Trustee University of Chicago Booth School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-2006); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	28	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (69) Trustee 6 High Ridge Park Stamford, CT 06905	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-2009); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
INTERESTED TRUSTEE
David G. Van Hooser (63)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	28	None

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Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (40) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (38) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (35) Vice President and Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (41) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (51) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Jodie L. Crotteau (38) Assistant Secretary	Since 2005	Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), and Regulatory Compliance Specialist (2004-2005), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (57) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

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Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com.

We recommend that you read and retain this notice for your personal files

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Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch 1-3 Year US Treasury Index—The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index consisting of all public U.S. Treasury obligations having maturities from 1 to 2.99 years and reflects total return. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

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Glossary—Continued

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

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Glossary—Continued

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2500™ Value Index—The Russell 2500™ Value Index is composed of the smallest 2500 of the 3000 largest U.S. companies based on total market capitalization with lower price-to-book ratios and lower forecast growth values. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2500™ Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

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Glossary—Continued

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

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111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60606-4180

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

06/2010/276,000	FD.SAR.DE.0410

Semi-Annual Report

April 30, 2010

International & Global Funds

	Institutional Class	Administrative Class	Investor Class

International Equity

Harbor International Fund	HAINX	HRINX	HIINX

Harbor International Growth Fund	HAIGX	HRIGX	HIIGX

Global Equity

Harbor Global Value Fund	HAGVX	HRGVX	HIGVX

Harbor Global Growth Fund	HGGAX	HRGAX	HGGIX

This document must be preceded or accompanied by a Prospectus.

Harbor International & Global Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of Harbor Funds’ fiscal year ended April 30, 2010. The performance figures for each of the Funds assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The unmanaged indices do not reflect fees and expenses and are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2010
	Institutional Class	Administrative Class	Investor Class
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	6.57%	6.42%	6.37%
Harbor International Growth Fund	4.32	4.30	4.15
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	10.57%	10.44%	10.57%
Harbor Global Growth Fund	12.95	12.76	12.75

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2010
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE (ND)); international equity	2.48%
Morgan Stanley Capital International Europe, Australasia, and Far East Growth (MSCI EAFE Growth (ND)); international equity	4.59
Morgan Stanley Capital International World (MSCI World (ND)); global equity	9.40
Morgan Stanley Capital International All Country World (MSCI AC World); global equity	9.79

	EXPENSE RATIOS[1]					Morningstar Average[2]
	2006*	2007*	2008*	2009*	2010[c]
INTERNATIONAL EQUITY FUNDS
Harbor International Fund
Institutional Class	0.85%	0.81%	0.79%	0.83%	0.79%	1.19%
Administrative Class	1.10	1.06	1.04	1.09	1.04	1.51
Investor Class	1.24	1.19	1.16	1.20	1.16	1.53
Harbor International Growth Fund
Institutional Class	0.98%	0.88%	0.89%	0.91%	0.91%	1.18%
Administrative Class	1.23	1.12	1.14	1.16	1.16	1.50
Investor Class	1.37	1.25	1.26	1.27	1.28	1.51
GLOBAL EQUITY FUNDS
Harbor Global Value Fund
Institutional Class	1.00%[a]	1.00%	1.00%	1.00%	1.00%	1.14%
Administrative Class	1.25 [a]	1.25	1.25	1.25	1.25	1.48
Investor Class	1.38 [a]	1.38	1.37	1.37	1.37	1.50
Harbor Global Growth Fund
Institutional Class	N/A	N/A	N/A	1.00%[b]	1.00%	1.14%
Administrative Class	N/A	N/A	N/A	1.25 [b]	1.25	1.48
Investor Class	N/A	N/A	N/A	1.37 [b]	1.37	1.50

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the April 30, 2010 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons includes all actively managed no-load funds that charge 12b-1 fees in the April 30, 2010 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Annualized for the period August 7, 2006 (inception) through October 31, 2006.
b	Annualized for the period March 1, 2009 (inception) through October 31, 2009.
c	Unaudited annualized figures for the six-month period ended April 30, 2010.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

The recovery in the financial markets that began in March 2009 continued through Harbor Funds’ fiscal first half ended April 30, 2010. Returns on international stocks of developed countries were modestly positive in the first half of fiscal 2010. The MSCI EAFE (ND) Index of stocks in developed international markets returned 2.48%. (All international returns are in U.S. dollars.) A looming debt crisis in Europe and concerns about a possible slowing rate of growth in China weighed upon the performance of foreign stocks. For U.S.-dollar based investors, returns on foreign equities also were weakened by currency effects, as the U.S. dollar rose against most major currencies, including a gain of about 10% against the euro. Although returns in developed international markets were muted, the MSCI Emerging Markets Index posted a return of over 12%.

While returns on international stocks of developed countries were modestly positive, such returns lagged well behind returns on U.S. equities in the fiscal first half. The domestic (U.S.) equities market, as measured by the Dow Jones U.S. Total Stock Market IndexSM, had a total return of 17.91%. Smaller capitalization stocks in the U.S. had even better returns, with the Russell 2000® Index of small cap stocks posting a return of 28.17%.

Large domestic stocks also did well in the fiscal first half with the Standard & Poor’s 500 Index gaining 15.66%. All 10 economic sectors within the S&P 500 Index advanced, led by consumer discretionary and industrials.

Harbor International and Global Equity Funds

Three of the Harbor international and global equity funds outperformed their respective benchmarks for the first half of the fiscal year. The Harbor International Fund returned 6.57% (Institutional Class) and exceeded the return of its MSCI EAFE (ND) Index by 409 basis points, or 4.09 percentage points. The Harbor Global Value Fund returned 10.57% (Institutional Class), outperforming its MSCI World (ND) Index benchmark by 117 basis points. The Harbor Global Growth Fund returned 12.95% (Institutional Class), outpacing its MSCI All Country World Index benchmark by 316 basis points. The Harbor International Growth Fund returned 4.32% (Institutional Class), lagging its MSCI EAFE Growth Index benchmark by 27 basis points.

As always, we would encourage investors to maintain a long-term focus in evaluating their portfolios. Comments by the portfolio managers of each international and global equity fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2010
	Unannualized		Annualized
International & Global	6 Months	1 Year	5 Years	10 Years	30 Years
MSCI EAFE (ND) Index (foreign stocks)	2.48%	34.43%	3.86%	1.64%	9.62%
MSCI World (ND) Index (global stocks)	9.40	37.02	3.35	0.41	9.79
MSCI Emerging Markets Index	12.37	57.13	16.56	11.01	N/A

Domestic Equities
Dow Jones U.S. Total Stock Market IndexSM (entire U.S. stock market)	17.91%	41.12%	3.73%	0.81%	11.39%
S&P 500 Index (large cap stocks)	15.66	38.85	2.63	-0.19	11.48
Russell Midcap® Index (mid cap stocks)	24.93	50.84	5.65	5.74	13.25
Russell 2000® Index (small cap stocks)	28.17	48.95	5.74	4.91	11.16
Russell 3000® Growth Index	16.50	38.69	4.22	-3.37	10.11
Russell 3000® Value Index	18.79	43.10	2.20	3.92	12.27

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	2.21%	21.98%	0.22%	6.07%	N/A

Fixed Income
BofA Merrill Lynch US High Yield Index (high-yield bonds)	11.65%	44.20%	8.38%	7.43%	N/A
Barclays Capital U.S. Aggregate Bond Index (domestic bonds)	2.54	8.30	5.38	6.43	8.83
BofA Merrill Lynch US 3-Month Treasury Bill Index (proxy for money market returns)	0.04	0.15	2.86	2.80	5.87

2

Strategic Markets, and Fixed Income

Commodity prices fluctuated within a relatively narrow range over the first half of the fiscal year. They ended the six months with a return of just over 2%.

In fixed income markets, interest rates edged higher and investors continued to seek yield in riskier areas of the market. The high-yield market returned over 11% for the six months, while the broad investment-grade bond market ended up less than 3%. The yield of the 10-Year Treasury Note was 3.66% on April 30, 2010, up from 3.39% at the fiscal year ended October 31, 2009. Money market yields remained at near-zero levels as the Federal Reserve held its federal funds target rate in the range of 0% to 0.25%. The BofA Merrill Lynch US 3-Month Treasury Bill Index, a proxy for money market investments, returned only 0.04%.

Harbor Unconstrained Bond Fund

Effective April 1, 2010, Harbor Funds introduced the Harbor Unconstrained Bond Fund, which is the newest addition to the Harbor Funds lineup. The Harbor Unconstrained Bond Fund allows for significant investment discretion to invest in a broad range of fixed-income securities. Chris Dialynas of Pacific Investment Management Company LLC (“PIMCO”) is the portfolio manager of the Harbor Unconstrained Bond Fund.

Investing for the Long Term

While the fiscal first half of 2010 was characterized by decent financial market returns, equity markets started the second half in May and early June by giving up the year-to-date gains. Growing concerns about the ability of Greece and certain other European countries to handle their debt and concerns about the rate of growth in many developed countries caused equity markets to retreat. The rapid shift in the performance of the markets is a reminder that all investments involve risk and uncertainty.

No one can predict with certainty how equity and debt markets will perform, especially in the shorter term. Given the uncertainty of markets, we encourage investors to make a careful assessment of the risk they are willing to accept and establish an investment plan consistent with such risk and uncertainty over the long term. A diversified portfolio of stocks, bonds and cash in an asset allocation that is consistent with your investment objectives and risk tolerance can be helpful in managing the uncertainty of the markets.

At Harbor Funds, we have domestic and international equity, strategic markets, and fixed income funds to help investors build a diversified portfolio designed to help shareholders achieve their long-term financial goals.

Thank you for your investment in Harbor Funds.

June 18, 2010

David G. Van Hooser

Chairman

3

Harbor International Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISERS

Northern Cross Investments Ltd

Clarendon House

2 Church Street

Hamilton, Bermuda HMDX

Northern Cross, LLC

125 Summer Street

Suite 1410

Boston, MA 02110

PORTFOLIO MANAGERS

Hakan Castegren

Northern Cross Investments Ltd

Since 1987

Northern Cross Investments Ltd has subadvised the Fund

since its inception in 1987.

Howard Appleby

Northern Cross, LLC

Since 2009

Jean-Francois Ducrest

Northern Cross, LLC

Since 2009

James LaTorre

Northern Cross, LLC

Since 2009

Edward E. Wendell, Jr.

Northern Cross, LLC

Since 2009

Northern Cross, LLC has subadvised the Fund since February 12, 2009.

INVESTMENT GOAL

Long-term total return, principally from growth of capital

PRINCIPAL STYLE CHARACTERISTICS

International large cap value oriented stocks

Hakan Castegren

Howard Appleby

Jean-Francois Ducrest

James LaTorre

Edward E. Wendell, Jr.

Management’s Discussion of Fund Performance

MARKET REVIEW

International stocks managed to post positive returns for the six months ended April 30, 2010, amid signs of continuing global economic recovery. The advance was limited, however, by investor concerns over a slowing pace of growth in China and a looming debt crisis in Europe. The MSCI EAFE (ND) Index of stocks in developed overseas markets returned 2.48% (all returns cited are in U.S. dollar terms). For U.S.-based investors, returns of foreign equities were reduced by the strength of the U.S. dollar, which rose versus most major currencies. This reduced the MSCI EAFE (ND) Index return by about 6 percentage points.

Growth stocks outperformed value, with the MSCI EAFE Growth (ND) Index gaining 4.59% while the MSCI EAFE Value (ND) Index returned just 0.38%. Emerging markets continued to show strength, with the MSCI Emerging Markets Index posting a gain of 12.37%.

Seven of the 10 economic sectors in the MSCI EAFE (ND) Index posted positive returns. They were led by information technology, materials, and industrials, each of which had double-digit gains. Telecommunications services, financials, and utilities all posted single-digit declines. The best-performing countries in the index were Ireland, Denmark, Singapore, Sweden, and China, with increases ranging from 11% to 18%. Spain, with an 18% decline, was worst-performing index constituent, followed by Italy, Austria, and France, all of which had negative returns.

PERFORMANCE

Harbor International Fund outperformed its MSCI EAFE (ND) Index benchmark for the fiscal half year and maintained its long-term outperformance of the benchmark. The Fund returned 6.57% (Institutional Class), 6.42% (Administrative Class), and 6.37% (Investor Class) for the six months ended April 30, 2010, compared with the index return of 2.48%. From a longer-term perspective, the Fund continued to outperform the benchmark for the latest five-year and 10-year periods.

The most important contributor to the Fund’s performance for the fiscal half-year was stock selection. Investments in the industrials and materials sectors were major contributors to absolute return as well as to the Fund’s performance relative to the benchmark. The Fund had above-index weightings and outperformed the index in both of those sectors. Stock selection in the financials sector was the largest contributor to relative performance, as the Fund’s financials managed a slightly positive return while those in the index lost about 4%. An underweighted exposure also helped as financials were among the bottom three performing sectors.

Energy stocks were the biggest detractor from both absolute and relative performance by the Fund. We believe that the trend of higher oil prices as well as robust demand for natural gas as a viable energy source should benefit certain companies over the long term. We also believe the group provides an attractive dividend yield.

4

Harbor International Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Petroleo Brasileiro SA	2.8%
Novo Nordisk A/S	2.6%
Atlas Copco AB	2.4%
Banco Bradesco SA	2.2%
ABB Ltd.	2.1%
Itau Unibanco Holding SA ADR	2.1%
Linde AG	2.1%
Nestle SA	2.1%
BNP Paribas	2.0%
Fanuc Ltd.	1.9%

Leading individual contributors included Novo Nordisk, based in Denmark and a global leader in diabetes care. The company, which received FDA approval for a new type 2 diabetes drug, was the largest overall contributor to performance. Other important contributors included Fanuc, a Japan-based manufacturer specializing in robotics; Atlas Copco, a global industrial group headquartered in Sweden; Richemont, the Swiss luxury goods company; and a financial sector holding, Brazil’s Itau Unibanco.

Financial services firms based in Europe were among the most significant detractors from Fund performance. They included AXA and BNP Paribas in France and UBS in Switzerland. Other detractors included Spanish telecommunications provider Telefonica and Italian multinational oil and gas company Eni.

From a country-level perspective, Sweden, Brazil, and Japan were the biggest contributors to the Fund’s returns. Portfolio holdings in Japan and Sweden substantially outpaced those in the MSCI EAFE (ND) Index. The Fund’s investments in Brazil, which is not a constituent of the index, also exceeded the overall benchmark return. The most significant country-level detractor from results was Spain, although a below-index exposure there helped the Fund’s performance relative to the benchmark.

From the standpoint of sector selection, an above-index exposure to the materials sector, the second-best performing area in the index, was an important contributor to relative performance. This was offset in part by an under-weighted position in the information technology group, which was the best-performing sector in the benchmark. Currency exposure detracted from absolute performance but added about 1 percentage point to relative performance.

OUTLOOK AND STRATEGY

Compared with the MSCI EAFE (ND) Index, the largest overweighted positions in the portfolio as of April 30, 2010 were in the materials, energy, and industrials sectors. The most significant underweights were in the utilities, health care, and consumer discretionary sectors. From a country-level perspective, the largest overweights in the portfolio were in Brazil, France, and Sweden. Compared with the index, the most significantly underweighted positions were in Japan, the United Kingdom, and Australia. Sector-level and country-level weightings typically are a result of the Fund’s bottom-up stock selection process and not a significant element of its investment strategy.

The portfolio remains geared toward a gradual global recovery and continued secular strength in emerging economies. While many of our companies have managed to reduce costs very aggressively and are, therefore, well positioned to benefit from strong emerging-markets demand and a tepid developed-world recovery, we remain concerned by massive public deficits, tension in the eurozone, and risks associated with the withdrawal of excess liquidity. China, which has been a major driver for the global economy, is entering a delicate period in which it has to tighten to avoid a bubble. We also are monitoring the economy for potential signs of inflation buildup. Although the current fiscal year may prove to be less rewarding than the prior one, we still are finding quality and reasonably valued companies around the world.

This report contains the current opinions of Northern Cross Investments Ltd and Northern Cross, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor International Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2011

Cusip	411511306

Ticker	HAINX

Inception Date	12/29/1987

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$23,032,847

ADMINISTRATIVE CLASS

Fund #	2211

Cusip	411511652

Ticker	HRINX

Inception Date	11/01/2002

Net Expense Ratio	1.04%[a]

Total Net Assets (000s)	$1,583,626

INVESTOR CLASS

Fund #	2411

Cusip	411511645

Ticker	HIINX

Inception Date	11/01/2002

Net Expense Ratio	1.16%[a]

Total Net Assets (000s)	$3,664,259

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	22		26

Weighted Average Market Cap (MM)	$59,727		$52,172

Price/Earning Ratio (P/E)	18.4x		19.5x

Price/Book Ratio (P/B)	2.3x		1.9x

Beta vs. MSCI EAFE Index	1.11		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2010)	6%	[b]	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

a	Annualized.

b	Unannualized.

6

Harbor International Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2000 through 04/30/2010

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor International Fund
Institutional Class	6.57%	43.20%	9.45%	7.91%	12/29/1987	$107,081
Comparative Index
MSCI EAFE (ND)	2.48%	34.43%	3.86%	1.63%	—	$58,782

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor International Fund
Administrative Class	6.42%	42.82%	9.18%	13.66%	11/01/2002	$26,113
Investor Class	6.37%	42.68%	9.03%	13.49%	11/01/2002	$25,820
Comparative Index
MSCI EAFE (ND)	2.48%	34.43%	3.86%	9.57%	—	$19,838

As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Institutional Class); 1.10% (Administrative Class); and 1.22% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

b	Unannualized.

7

Harbor International Fund

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 4.3%)

COMMON STOCKS—88.7%

Shares		Value (000s)

AUTOMOBILES—1.4%
11,933,700	Honda Motor Co Ltd. (JP)	$403,807

BEVERAGES—4.9%
9,384,129	Anheuser-Busch InBev NV (BEL)	455,238
24,226,141	Diageo plc (UK)	413,180
5,969,642	Pernod-Ricard SA (FR)	507,901

		1,376,319

BUILDING PRODUCTS—1.7%
9,527,043	Compagnie de Saint-Gobain (FR)	470,306

CAPITAL MARKETS—1.4%
26,315,745	UBS AG (SWS)*	407,688

CHEMICALS—3.6%
4,871,472	Linde AG (GER)	583,097
1,688,523	Syngenta AG (SWS)	427,820

		1,010,917

COMMERCIAL BANKS—10.4%
4,000,000	Banco Santander Central Hispano SA-Registered (SP)	50,861
8,168,855	BNP Paribas (FR)	561,087
46,587,000	DBS Group Holdings Ltd. (SGP)	512,969
10,454,511	Erste Bank Der Oesterreichischen Sparkassen AG (AUT)	464,164
27,122,852	Itau Unibanco Holding SA ADR (BR)[1]	588,023

COMMON STOCKS—Continued

Shares		Value (000s)

COMMERCIAL BANKS—Continued
17,426,171	Standard Chartered plc (UK)	$464,834
21,293,127	United Overseas Bank Ltd. (SGP)	311,517

		2,953,455

COMMUNICATIONS EQUIPMENT—1.6%
37,929,680	Telefonaktiebolaget LM Ericsson (SW)	437,729

CONSTRUCTION MATERIALS—1.8%
3,120,654	CRH plc (IE)	88,914
5,787,451	Holcim Ltd. (SWS)	431,273

		520,187

DIVERSIFIED FINANCIAL SERVICES—1.4%
20,901,905	Investor AB (SW)	395,426

DIVERSIFIED TELECOMMUNICATION SERVICES—1.3%
15,628,033	Telefonica SA (SP)	353,744

ELECTRICAL EQUIPMENT—3.7%
30,677,091	ABB Ltd. (SWS)*	588,432
4,006,278	Schneider Electric SA (FR)	454,827

		1,043,259

FOOD PRODUCTS—3.4%
6,153,902	Groupe Danone (FR)	362,590
11,961,100	Nestle SA (SWS)	585,267

		947,857

HOTELS, RESTAURANTS & LEISURE—2.5%
7,420,145	Accor SA (FR)	423,973
132,000,000	Genting Bhd (MAL)	285,363

		709,336

INDUSTRIAL CONGLOMERATES—2.4%
46,228,000	Keppel Corporation Ltd. (SGP)	328,009
127,539,047	Sime Darby Berhad (MAL)	349,429

		677,438

INSURANCE—4.8%
3,471,195	Allianz SE (GER)	397,955
22,719,968	AXA SA (FR)	451,500
77,188,000	China Life Insurance Co. Ltd. (CHN)	354,915
12,108,200	China Pacific Insurance Ltd. (CHN)*	50,606
407,617	Zurich Financial Services AG (SWS)	90,367

		1,345,343

IT SERVICES—0.3%
5,933,259	Redecard SA (BR)	97,963

MACHINERY—6.8%
41,526,331	Atlas Copco AB (SW)	667,913
4,614,700	Fanuc Ltd. (JP)	544,931
34,080,636	Sandvik AB (SW)	488,473
18,900,000	Volvo AB (SW)	234,481

		1,935,798

MARINE—1.0%
35,154	A.P. Moller-Maersk A/S (DEN)	295,160

MEDIA—0.9%
8,523,802	JC Decaux SA (FR)	245,073

METALS & MINING—6.0%
6,498,772	Anglo American plc (UK)*	276,040
8,825,108	Anglo American plc ADR (UK)[1]*	185,769
6,265,609	AngloGold Ashanti Ltd. ADR (S. AFR)[1]	262,278
15,938,436	BHP Billiton (AUS)	486,606
30,050,912	Xstrata plc (UK)	492,951

		1,703,644

8

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MULTI-UTILITIES—1.4%
12,702,835	Veolia Environnement SA (FR)	$399,065

OFFICE ELECTRONICS—1.0%
6,025,000	Canon Inc. (JP)	275,603

OIL, GAS & CONSUMABLE FUELS—10.1%
24,235,460	BG Group plc (UK)	409,643
39,141,895	BP plc (UK)	341,391
11,434,183	Cameco Corporation ADR (CAN)[1]	281,395
363,136,000	China Petroleum & Chemical Corporation (CHN)	291,162
14,422,607	Eni SpA (IT)	322,335
237,764,000	PetroChina Company Ltd. (CHN)	273,800
5,817,294	Royal Dutch Shell plc (NET)	182,535
2,377,600	Royal Dutch Shell plc ADR (NET)[1]	149,195
15,884,779	Statoil ASA (NOR)	384,089
4,036,604	Total SA (FR)	219,621

		2,855,166

PAPER & FOREST PRODUCTS—0.5%
7,260,666	Fibria Celulose SA ADR (BR)[1]	144,124

PERSONAL PRODUCTS—0.8%
2,248,769	L’Oreal SA (FR)	233,700

PHARMACEUTICALS—4.3%
8,754,834	Novo Nordisk A/S (DEN)	720,329
3,119,593	Roche Holding Ltd. (SWS)	492,550

		1,212,879

REAL ESTATE INVESTMENT TRUSTS—0.7%
1,082,800	Unibail-Rodamco Company (FR)	204,649

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.5%
33,768,000	Cheung Kong Holdings Ltd. (HK)	416,207

TEXTILES, APPAREL & LUXURY GOODS—1.7%
12,837,615	Compagnie Financiere Richemont SA (SWS)	473,502
10,835,055	Nova America SA (BR)*	—	[z]

		473,502

TOBACCO—4.3%
13,605,172	British American Tobacco plc (UK)	427,810
12,345,397	Imperial Tobacco Group plc (UK)	351,696
126,437	Japan Tobacco Inc. (JP)	438,160

		1,217,666

WIRELESS TELECOMMUNICATION SERVICES—1.1%
31,108,000	China Mobile Ltd. (CHN)	304,912

TOTAL COMMON STOCKS (Cost $19,255,371)		25,067,922

PREFERRED STOCKS—7.0%
COMMERCIAL BANKS—2.2%
33,713,690	Banco Bradesco SA (BR)	616,961

PREFERRED STOCKS—Continued

Shares		Value (000s)

METALS & MINING—1.7%
17,383,000	Vale SA (BR)	$465,314

OIL, GAS & CONSUMABLE FUELS—2.8%
42,345,000	Petroleo Brasileiro SA (BR)	799,031

PAPER & FOREST PRODUCTS—0.3%
7,636,700	Suzano Papel e Celulose SA (BR)	97,400

TEXTILES, APPAREL & LUXURY GOODS—0.0%
1,056,355	Nova America SA (BR)*	—	[z]

TOTAL PREFERRED STOCKS (Cost $367,707)		1,978,706

SHORT-TERM INVESTMENTS—4.1%
Principal Amount (000s)
COMMERCIAL PAPER
	American Express Credit Corporation
$37,295	0.190%–05/04/2010	37,295
73,438	0.210%–05/13/2010-05/17/2010	73,438

		110,733

	Chevron Corporation
100,000	0.180%–05/06/2010-05/17/2010	100,000
100,000	0.190%–05/07/2010-05/11/2010	100,000

		200,000

	General Electric Company
153,367	0.190%–05/03/2010-05/07/2010	153,367
121,549	0.200%–05/10/2010-05/13/2010	121,549

		274,916

	HSBC Finance Corporation
69,629	0.170%–05/03/2010	69,629
61,621	0.180%–05/18/2010-05/19/2010	61,621
116,650	0.200%–05/10/2010-05/14/2010	116,650

		247,900

	Toyota Motor Credit Corporation
49,420	0.060%–05/05/2010	49,420
287,010	0.120%–05/04/2010-05/20/2010	287,010

		336,430

TOTAL SHORT-TERM INVESTMENTS (Cost $1,169,979)		1,169,979

TOTAL INVESTMENTS—99.8% (Cost $20,793,057)		28,216,607

CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		64,125

TOTAL NET ASSETS—100.0%		$28,280,732

9

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2010 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$262,278	$—	$—	$262,278
Europe	334,963	17,731,179	—	18,066,142
Latin America	830,111	—	—	830,111
North America	281,395	—	—	281,395
Pacific Basin	—	5,627,996	—	5,627,996
Preferred Stocks
Latin America	1,978,706	—	—	1,978,706
Short-Term Investments
Commercial Paper	—	1,169,979	—	1,169,979

Total	$3,687,453	$24,529,154	$—	$28,216,607

There were no material Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

z	Fair valued by Harbor Funds’ Valuation Committee.

The accompanying notes are an integral part of the Financial Statements.

10

Harbor International Growth Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital

Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGER

James Gendelman

Since 2004

Marsico has subadvised the Fund since March 1, 2004.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Foreign companies selected for long-term growth potential

James Gendelman

Management’s Discussion of

Fund Performance

MARKET REVIEW

International equities struggled to gain momentum during the six months ended April 30, 2010, but were able to edge into positive territory. Although a global economic recovery seemed to be gaining further traction, there were signs that it was becoming asynchronous, as some countries (including emerging markets such as Brazil, India, and China and developed markets such as Australia) began to implement plans to temper strong economic growth, while others faced slowing growth and were starting to be confronted with budgetary issues. In particular, Greece, Spain, Portugal, and Italy were under pressure as a result of significant budget deficits and the potential for those deficits to dampen economic growth. Sovereign debt spreads widened significantly as credit rating agencies issued subdued outlooks and considered possible downgrades of government debt in certain countries. Further, there was concern that Greece’s fiscal issues could spill over into other eurozone countries.

Developed markets, as measured by the MSCI EAFE (ND) Index, posted a six-month return of 2.48% (all returns cited are in U.S. dollar terms). Emerging markets posted strong returns on continued evidence that many developing-market economies appeared to have shifted to recovery mode. The MSCI Emerging Markets Index gained 12.37%.

International growth equities outperformed international value, primarily as a result of weakness in financial companies, which tend to be more heavily weighted in value-oriented indices. The MSCI EAFE Growth (ND) Index posted a return of 4.59%, while the MSCI EAFE Value (ND) Index had a return of 0.38%.

Eight of the ten MSCI EAFE Growth (ND) Index economic sectors registered positive returns. Information technology and materials were the strongest performing sectors of the index, rising 15% and 13%, respectively. Telecommunication services and financials were the weakest-performing sectors with returns of -12% and -5%, respectively.

PERFORMANCE

Harbor International Growth Fund modestly underperformed its benchmark index for the fiscal half-year. Harbor International Growth Fund returned 4.32% (Institutional Class), 4.30% (Administrative Class), and 4.15% (Investor Class), compared with the MSCI EAFE Growth (ND) Index return of 4.59%.

Sector allocations, which are primarily a residual of the Fund’s stock selection process, hampered returns. The Fund had more exposure to the weak-performing financials sector than did the benchmark index, while being underweight in the strong-performing materials sector.

Stock selection in several sectors further impeded the Fund’s return. In the industrials sector, wind energy company Vestas Wind Systems and transportation and energy infrastructure company Alstom each posted double-digit losses. We closed our position in Vestas Wind Systems. The primary blemishes in the consumer discretionary sector included automobile manufacturer and homebuilding positions. Fiat declined -26% before being sold from the Fund. Brazil-based home builder Gafisa and Brazilian real estate company Cyrela Brazil Realty posted negative returns of -8% and -6%, respectively. Two materials holdings posted disappointing returns: Syngenta and Cemex each slid -9%. We closed our position in Cemex shares. Certain other individual holdings struggled. Spain-headquartered telecommunications company Telefonica (-16% prior to being sold) and

11

Harbor International Growth Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Banco Bilbao Vizcaya Argentaria SA	3.6%
Anheuser-Busch InBev NV	3.0%
BASF SE	2.9%
Inditex SA	2.8%
Credit Suisse Group	2.6%
HSBC Holdings plc	2.6%
Research In Motion Ltd.	2.6%
Syngenta AG	2.4%
Teva Pharmaceutical Industries Ltd. ADR (IL)	2.4%
Daimler AG	2.0%

financials companies Credit Suisse Group (-15%), Banco Bilbao Vizcaya Argentaria (-27%), and HSBC Holding (-8%) each had a material, adverse effect on performance results.

A primary area of strength in the Fund’s performance was the information technology sector. Leading contributors among technology investments included semiconductor company Infineon Technologies (+57%), Nintendo (+32%), and China-based website search engine Baidu (+57% prior to being sold). The Fund’s investment results were further aided as a result of our decision to have a substantially overweighted allocation, on average, to the strong-performing information technology sector.

A second major positive contributor to the Fund’s performance was its health care holdings. The Fund’s health care positions posted a collective return of 8%, significantly outperforming the benchmark index sector return of 0.8%. Novo Nordisk soared nearly 33% and was among the stronger-performing holdings in the portfolio.

Other leading individual positions included India-headquartered bank ICICI Bank (+35%), metals and mining company Vale (+20%), and oil and natural gas services company OGX Petroleo e Gas Participacoes (+23%).

Although currency management is not a central facet of the Fund’s investment process, fluctuations in major world currencies sometimes affect the Fund’s performance results. During the fiscal half-year the Fund’s performance relative to the index generally benefited from currency effects. Currencies such as the euro and the British pound weakened relative to the U.S. dollar and certain other major developed market currencies, and the Fund benefited from being underweight these currencies as compared to its benchmark index. Some of this positive impact was offset by the Fund’s limited investments in companies whose securities trade in the Australian dollar, which appreciated during fiscal half-year.

OUTLOOK AND STRATEGY

During the six months, the Fund’s largest sector overweights relative to the MSCI EAFE Growth (ND) Index were in the consumer discretionary, financials, energy, and information technology sectors. The most significant underweights were in the consumer staples and materials sectors, as well as the utilities sector, where the Fund had no exposure. In terms of country allocations, the biggest overweights in the portfolio were in Brazil, Germany, and the U.S. Brazil and the U.S. are not constituents of the benchmark index. Compared with the index, the Fund’s most significantly underweighted positions were in the United Kingdom and Japan. In addition to Brazil, the Fund held several positions domiciled in emerging markets, including India, Israel, China, and Taiwan. Exposure to emerging markets represented approximately 15% of the Fund’s net assets as of April 30, 2010. As mentioned in previous shareholder reports, country-level weightings generally should be considered a by-product of the Fund’s bottom-up stock selection process rather than a major, proactive facet of its investment strategy.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

12

Harbor International Growth Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2017

Cusip	411511801

Ticker	HAIGX

Inception Date	11/01/1993

Net Expense Ratio	0.91%[a]

Total Net Assets (000s)	$1,467,570

ADMINISTRATIVE CLASS

Fund #	2217

Cusip	411511637

Ticker	HRIGX

Inception Date	11/01/2002

Net Expense Ratio	1.16%[a]

Total Net Assets (000s)	$1,775

INVESTOR CLASS

Fund #	2417

Cusip	411511629

Ticker	HIIGX

Inception Date	11/01/2002

Net Expense Ratio	1.28%[a]

Total Net Assets (000s)	$62,871

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	18		26

Weighted Average Market Cap (MM)	$41,707		$47,847

Price/Earning Ratio (P/E)	21.3x		22.9x

Price/Book Ratio (P/B)	2.4x		2.7x

Beta vs. MSCI EAFE Growth Index	1.17		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2010)	64%	[b]	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

a	Annualized.

b	Unannualized.

13

Harbor International Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2000 through 04/30/2010

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE Growth (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor International Growth Fund
Institutional Class	4.32%	30.74%	5.50%	-4.33%	11/01/1993	$32,114
Comparative Index
MSCI EAFE Growth (ND)	4.59%	36.35%	4.30%	-0.75%	—	$46,363

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE Growth (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor International Growth Fund
Administrative Class	4.30%	30.53%	5.22%	7.29%	11/01/2002	$16,946
Investor Class	4.15%	30.31%	5.09%	7.15%	11/01/2002	$16,786
Comparative Index
MSCI EAFE Growth (ND)	4.59%	36.35%	4.30%	8.54%	—	$18,490

As stated in the Fund’s current prospectus, the expense ratio were 0.92% (Institutional Class); 1.17% (Administrative Class); and 1.29% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.
b	Unannualized.

14

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 5.2%)

COMMON STOCKS—93.9%

Shares		Value (000s)

AEROSPACE & DEFENSE—0.8%
1,304,654	Rolls-Royce Group plc (UK)	$11,496

AUTOMOBILES—3.4%
600,743	Daimler AG (GER)	30,910
619,500	Honda Motor Co Ltd. (JP)	20,963

		51,873

BEVERAGES—4.1%
954,048	Anheuser-Busch InBev NV (BEL)	46,282
203,523	Pernod-Ricard SA (FR)	17,316

		63,598

BUILDING PRODUCTS—0.5%
211,777	Daikin Industries Ltd. (JP)	7,986

CAPITAL MARKETS—4.3%
860,274	Credit Suisse Group (SWS)	39,485
2,148,000	Daiwa Securities Group Inc. (JP)	11,110
452,325	Julius Baer Group Ltd. (SWS)	15,545

		66,140

CHEMICALS—7.0%
273,574	Akzo Nobel NV (NET)	16,178
758,025	BASF SE (GER)	44,071
90,467	Novozymes AS (DEN)	10,877
143,606	Syngenta AG (SWS)	36,385

		107,511

COMMERCIAL BANKS—13.9%
4,190,182	Banco Bilbao Vizcaya Argentaria SA (SP)	55,110
2,118,662	Barclays plc (UK)	10,883

COMMON STOCKS—Continued

Shares		Value (000s)

COMMERCIAL BANKS—Continued
337,297	BNP Paribas (FR)	$23,168
3,962,305	HSBC Holdings plc (UK)	40,346
520,085	ICICI Bank Ltd. ADR (IND)[1]	22,114
14,421,600	Mizuho Financial Group Inc. (JP)	27,769
614,879	Standard Chartered plc (UK)	16,401
222,839	Toronto Dominion Bank (CAN)	16,563

		212,354

COMMUNICATIONS EQUIPMENT—2.6%
557,590	Research In Motion Ltd. (CAN)*	39,695

DISTRIBUTORS—1.8%
1,174,000	China Resources Enterprise Ltd. (HK)	4,142
5,039,000	Li & Fung Ltd. (HK)	24,197

		28,339

ELECTRICAL EQUIPMENT—3.7%
760,438	ABB Ltd. (SWS)	14,586
261,266	Alstom SA (FR)	15,330
234,177	Schneider Electric SA (FR)	26,586

		56,502

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.8%
5,865,245	Hon Hai Precision Industry Co Ltd. (TW)	27,534

ENERGY EQUIPMENT & SERVICES—0.5%
99,185	Transocean Ltd. (SWS)*	7,186

FOOD & STAPLES RETAILING—4.0%
522,100	FamilyMart Company Ltd. (JP)	17,993
465,682	METRO AG (GER)	27,996
2,332,591	Tesco plc (UK)	15,471

		61,460

FOOD PRODUCTS—1.6%
512,777	Nestle SA (SWS)	25,091

HEALTH CARE EQUIPMENT & SUPPLIES—1.5%
482,400	Covidien plc (IE)	23,150

HOTELS, RESTAURANTS & LEISURE—3.4%
453,058	Accor SA (FR)	25,887
2,518,123	Compass Group plc (UK)	20,479
174,976	Ctrip.com International Ltd. ADR (CHN)[1]	6,390

		52,756

HOUSEHOLD DURABLES—4.7%
1,349,108	Cyrela Brazil Realty SA (BR)	16,299
2,922,326	Gafisa SA (BR)	19,905
1,027,800	Panasonic Corporation (JP)	15,062
2,193,080	PDG Realty SA Empreendimentos e Participacoes (BR)	20,136

		71,402

HOUSEHOLD PRODUCTS—1.1%
312,403	Reckitt Benckiser Group plc (UK)	16,229

INSURANCE—1.4%
1,118,716	AXA SA (FR)	22,232

LIFE SCIENCES TOOLS & SERVICES—1.0%
187,827	Lonza Group AG (SWS)	14,657

MEDIA—1.3%
467,064	Publicis Groupe SA (FR)	20,608

METALS & MINING—3.1%
233,099	Teck Resources Ltd. (CAN)*	9,160

15

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

METALS & MINING—Continued
464,489	ThyssenKrupp AG (GER)	$15,104
736,590	Vale SA ADR (BR)[1]	22,562

		46,826

OFFICE ELECTRONICS—1.5%
507,900	Canon Inc. (JP)	23,233

OIL, GAS & CONSUMABLE FUELS—4.0%
9,699,300	CNOOC Ltd. (HK)	17,036
3,090,800	OGX Petroleo e Gas Participacoes SA (BR)	30,797
308,034	Reliance Industries Ltd. GDR (IND)[2]	14,293

		62,126

PHARMACEUTICALS—5.4%
455,557	Novartis AG (SWS)	23,226
277,954	Novo Nordisk A/S (DEN)	22,869
618,823	Teva Pharmaceutical Industries Ltd. ADR (IL)[1]	36,344

		82,439

REAL ESTATE MANAGEMENT & DEVELOPMENT—2.2%
9,136,000	CapitaLand Ltd. (SGP)	24,678
2,307,000	Hang Lung Properties Ltd. (HK)	8,372

		33,050

ROAD & RAIL—1.5%
377,587	Canadian National Railway Co. (CAN)	22,576

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.8%
2,293,511	Infineon Technologies Ltd. (GER)	16,239
485,800	Sumco Corporation (JP)	10,747

		26,986

SOFTWARE—2.5%
845,906	Autonomy Corporation plc (UK)*	23,204
47,400	Nintendo Co Ltd. (JP)	15,923

		39,127

SPECIALTY RETAIL—2.8%
687,991	Inditex SA (SP)	42,582

TEXTILES, APPAREL & LUXURY GOODS—2.2%
336,627	Adidas AG (GER)	19,836
46,456	Swatch Group (SWS)	13,610

		33,446

COMMON STOCKS—Continued

Shares		Value (000s)

TRADING COMPANIES & DISTRIBUTORS—2.5%
5,147,000	Marubeni Corporation (JP)	$30,369
3,774,000	Noble Group (GER)	8,185

		38,554

TOTAL COMMON STOCKS (Cost $1,292,489)		1,438,744

PREFERRED STOCKS—0.9%
AEROSPACE & DEFENSE—0.0%
78,437,610	Rolls-Royce Group plc—C Shares (UK)	120	[z]

HEALTH CARE PROVIDERS & SERVICES—0.4%
73,682	Fresenius AG (GER)	5,342

MEDIA—0.5%
643,900	NET Servicos de Comunicacao SA (BR)	7,594

TOTAL PREFERRED STOCKS (Cost $14,043)		13,056

SHORT-TERM INVESTMENTS—2.4%
(Cost $37,323)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$37,323	Repurchase Agreement with State Street Corporation dated April 30, 2010 due May 3, 2010 at 0.010% collateralized by Federal Home Loan Mortgage Corporation (market value $38,072)	37,323

TOTAL INVESTMENTS—97.2% (Cost $1,343,855)		1,489,123

CASH AND OTHER ASSETS, LESS LIABILITIES—2.8%		43,093

TOTAL NET ASSETS—100.0%		$1,532,216

16

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2010 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level3 (000s)	Total (000s)
Common Stocks
Europe	$30,336	$844,460	$—	$874,796
Latin America	109,699	—	—	109,699
Middle East/Central Asia	50,636	22,114	—	72,750
North America	62,271	25,723	—	87,994
Pacific Basin	6,390	287,115	—	293,505
Preferred Stocks
Europe	—	5,342	120	5,462
Latin America	—	7,594	—	7,594
Short-Term Investments
Repurchase Agreement	—	37,323	—	37,323

Total	$259,332	$1,229,671	$120	$1,489,123

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

The following is a reconciliation of the Fund’s Level 3 investment during the period ended April 30, 2010.

Valuation Description	Beginning Balance at 11/01/2009	Net Purchases/ (Sales)	Accrued Discount/ (Premium)	Total Realized Gain/ (Loss)[w]	Change in Unrealized Appreciation/ (Depreciation)[w]	Net Transfers In/(Out) of Level 3	Ending Balance as of 04/30/2010
Preferred Stocks	$—	$121	$—	$—	$(1)	$—	$120

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

z	Fair valued by Harbor Funds’ Valuation Committee.

The accompanying notes are an integral part of the Financial Statements.

17

Harbor Global Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Pzena Investment

Management, LLC

120 West 45th Street

20th Floor

New York, NY 10036

PORTFOLIO MANAGERS

Caroline Cai

Since 2009

John Goetz

Since 2006

Michael Peterson

Since 2006

Pzena Investment Management has subadvised the Fund since its inception in 2006.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world exhibiting strong value characteristics on a relative basis

Caroline Cai

John Goetz

Michael Peterson

Management’s Discussion of Fund Performance

MARKET REVIEW

Improving GDP growth expectations in most developed markets led to positive performances by equities for the six months ended April 30, 2010, with the U.S. and Japan both posting strong results. Emerging markets, which led the recovery and where growth expectations were already high exiting calendar 2009, saw more-subdued performance, rising modestly in the first quarter of 2010. Europe was the exception; its growth expectations became more tempered due to the Greek debt crisis and concerns over its impact on confidence, government spending, and financial system stability. The UK equity market was up by less than 1% while the equity markets of the eurozone were slightly down.

The Greek debt crisis notwithstanding, fear levels have subsided dramatically. As a result, we have seen considerable spread compression between the broad markets and their cheapest constituents. Spreads for the cheapest stocks have returned to normal levels. At the same time, one of the more remarkable characteristics of this recession and budding recovery is the swiftness with which managements around the world have cut costs—and improved operating margins even in the face of massive revenue declines. As a result, earnings recovery has been strong. Earnings of non-U.S. companies increased 22% in the fourth quarter of calendar 2009 despite continued revenue challenges, while modest revenue gains in the U.S., coupled with improved operating leverage, translated into a 31% earnings increase. With a continuation of the economic rebound, we expect that earnings growth will continue to surprise investors on the positive side, as it typically does in economic recoveries. As a result, we believe the opportunity set is still quite interesting and the expected return on equities remains attractive, particularly when compared to lower-risk alternatives.

Now fully one year past the market bottom, we find ourselves in an environment where valuations continue to be attractive and spreads are in the normal range. Continued gains, however, will require us to scale the “wall of worry,” as high unemployment, reduced fiscal and monetary stimulus, new financial regulation, consumer de-leveraging, and most recently the sovereign debt crisis, with Greece as its headline, all present headwinds to continued recovery. We believe this is an environment where stock selection and a focus on quality business franchises with strong balance sheets and sustainable competitive advantages will be critical to investment success.

PERFORMANCE

Harbor Global Value Fund performed well in both absolute and relative terms for the six months ended April 30, 2010, outperforming its benchmark. The Fund returned 10.57% (Institutional Class), 10.44% (Administrative Class), and 10.57% (Investor Class), compared with a return of 9.40% by the MSCI World (ND) Index.

18

Harbor Global Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Northrop Grumman Corporation	3.4%
Tyco Electronics Ltd.	3.3%
Exxon Mobil Corporation	3.1%
UBS AG	2.7%
Akzo Nobel NV	2.6%
Avon Products, Inc.	2.6%
Citigroup Inc.	2.6%
Koninklijke Philips Electronics NV	2.6%
Omnicom Group Inc.	2.6%
Travis Perkins plc	2.6%

The Fund’s performance was broad based, with all sectors contributing positively and the key contributors to absolute returns being our holdings in the industrials, consumer discretionary, information technology, and financials sectors. Stock selection and sector positioning both contributed to the outperformance.

The top contributing stocks during the period were: Boeing (U.S., industrials, +53.90%); Tyco Electronics (Switzerland, information technology, +53.11%) and Philips Electronics (Netherlands, industrials, +37.65%). There was no thematic pattern to the top detractors. The group was composed of individual names going through company-specific stresses and included Finmeccanica (Italy, industrials, -23.79%), Credit Agricole (France, financials, -25.59%); and Alcatel-Lucent (France, information technology, -15.35%).

OUTLOOK AND STRATEGY

Our research has uncovered a host of new investment opportunities around the world that fall into a number of categories:

•	Companies where valuations are still depressed as recovery has not yet been fully discounted in their share prices;

•	Late-cycle, high-quality names that have been neglected in the market rally; and

•	One-off value opportunities that have become available due to company-specific issues.

The environment is one that lends itself to gradual portfolio shifts, as we reduce weight in holdings that have led the advance and add incrementally to areas of opportunity. In general, we have seen our exposure to the financial, producer durables/industrials, and housing-related sectors increase in weight over the past six months, with reductions in the technology and health care sectors. We have reduced exposure to consumer-sensitive names, as they have outperformed over the last year, and marginally increased our exposure to business service companies such as advertising agencies and other media-related names.

With an economic recovery starting to take shape, the decision whether to re-risk portfolios, de-risk, or remain consistent with existing investment policies has become a major focal point for investors worldwide. We believe the data suggest that an investor should be rewarded for taking on equity risk today, as the equity risk premium is wider than normal, and corporations are well positioned to generate meaningful profit improvement even with only modest top-line growth. As we look at companies in our own portfolio, we see valuations that continue to be attractive based on normalized earnings that should be achievable assuming only low-single-digit revenue growth from current depressed levels. In our view, eliminating or limiting equity market exposure at this point in the cycle may result in foregoing a significant amount of return potential.

We continue to be excited by the return opportunity embedded in the portfolio, as well as by new opportunities we are finding around the globe. We see our portfolio as being dominated by high-quality companies with leading business franchises and the financial strength to make it through to a sustained economic recovery. Our portfolio, even with its further rise, remains attractively valued.

This report contains the current opinions of Pzena Investment Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

19

Harbor Global Value Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2027

Cusip	411511447

Ticker	HAGVX

Inception Date	08/07/2006

Net Expense Ratio	1.00%[a]

Total Net Assets (000s)	$55,322

ADMINISTRATIVE CLASS

Fund #	2227

Cusip	411511454

Ticker	HRGVX

Inception Date	08/07/2006

Net Expense Ratio	1.25%[a]

Total Net Assets (000s)	$474

INVESTOR CLASS

Fund #	2427

Cusip	411511462

Ticker	HIGVX

Inception Date	08/07/2006

Net Expense Ratio	1.37%[a]

Total Net Assets (000s)	$1,059

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	13		28

Weighted Average Market Cap (MM)	$50,412		$65,113

Price/Earning Ratio (P/E)	18.5x		19.4x

Price/Book Ratio (P/B)	1.6x		2.3x

Beta vs. MSCI WORLD Index	1.30		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2010)	29%	[b]	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

a	Annualized.

b	Unannualized.

20

Harbor Global Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 08/07/2006 through 04/30/2010

The graph compares a $50,000 investment in the Fund with the performance of the MSCI World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Global Value Fund
Institutional Class	10.57%	45.74%	N/A	-7.54%	08/07/2006	$37,316
Comparative Index
MSCI World (ND)	9.40%	37.02%	3.35%	-0.83%	—	$48,478

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 08/07/2006 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of the MSCI World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Global Value Fund
Administrative Class	10.44%	45.18%	N/A	-7.76%	08/07/2006	$7,398
Investor Class	10.57%	45.18%	N/A	-7.89%	08/07/2006	$7,359
Comparative Index
MSCI World (ND)	9.40%	37.02%	3.35%	-0.83%	—	$9,696

As stated in the Fund’s current prospectus, the expense ratios were 1.02% (Net) and 1.21% (Gross) (Institutional Class); 1.27% (Net) and 1.44% (Gross) (Administrative Class); and 1.39% (Net) and 1.58% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2011. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.
b	Unannualized.

21

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 1.2%)

COMMON STOCKS—98.8%

Shares		Value (000s)

AEROSPACE & DEFENSE—9.9%
152,200	BAE Systems plc (UK)	$798
10,175	Boeing Company (US)	737
60,725	European Aeronautic Defense and Space Co. (NET)	1,128
80,509	Finmeccanica SpA (IT)	1,031
28,150	Northrop Grumman Corporation (US)	1,909

		5,603

AUTO COMPONENTS—1.3%
11,275	Magna International Inc. (CAN)	740

CAPITAL MARKETS—4.2%
19,550	State Street Corporation (US)	850
100,290	UBS AG (SWS)*	1,554

		2,404

CHEMICALS—3.1%
24,400	Akzo Nobel NV (NET)	1,443
21,675	Clariant AG (SWS)	299

		1,742

COMMERCIAL BANKS—9.8%
159,300	Barclays plc (UK)	818
40,849	Credit Agricole SA (FR)	584
106,607	HSBC Holdings plc (UK)	1,085
88,925	Natixis (FR)	455
15,605	PNC Financial Services Group Inc. (US)	1,049
1,229,103	Royal Bank of Scotland Group plc (UK)	1,006
17,800	Sumitomo Mitsui Financial Group Inc. (JP)	589

		5,586

COMMUNICATIONS EQUIPMENT—2.7%
261,226	Alcatel-Lucent (FR)	833
56,375	Nokia OYJ (FIN)	689

		1,522

CONSUMER FINANCE—1.0%
13,500	Capital One Financial Corporation (US)	586

DIVERSIFIED FINANCIAL SERVICES—6.2%
71,725	Bank of America Corporation (US)	1,279
337,323	Citigroup Inc. (US)	1,474

COMMON STOCKS—Continued

Shares		Value (000s)

DIVERSIFIED FINANCIAL SERVICES—Continued
85,514	ING Groep NV (NET)	$755

		3,508

DIVERSIFIED TELECOMMUNICATION SERVICES—1.6%
63,000	Telenor ASA (NOR)	896

ELECTRIC UTILITIES—1.5%
25,450	Edison International (US)	875

ELECTRONIC EQUIPMENT & INSTRUMENTS—3.5%
3,700	Omron Corporation (JP)	86
58,750	Tyco Electronics Ltd. (SWS)	1,887

		1,973

ENERGY EQUIPMENT & SERVICES—1.2%
14,303	Baker Hughes Inc. (US)	712

FOOD PRODUCTS—2.1%
40,250	Kraft Foods Inc. (US)	1,191

HEALTH CARE EQUIPMENT & SUPPLIES—1.8%
17,275	Zimmer Holdings Inc. (US)*	1,052

HEALTH CARE PROVIDERS & SERVICES—2.0%
39,125	Aetna Inc. (US)	1,156

HOUSEHOLD DURABLES—1.0%
11,300	Fortune Brands Inc. (US)	592

HOUSEHOLD PRODUCTS—0.5%
5,892	Henkel AG & Co. Kgaa (GER)	266

INDUSTRIAL CONGLOMERATES—2.6%
43,600	Koninklijke Philips Electronics NV (NET)	1,464

INSURANCE—6.2%
81,799	Aegon NV (NET)	572
38,750	Allstate Corporation (US)	1,266
120,875	Aviva plc (UK)	639
15,600	MS&AD Insurance Group Holdings Inc. (JP)	448
10,625	Renaissance Holdings Ltd. (BM)	595

		3,520

IT SERVICES—1.9%
21,900	Cap Gemini SA (FR)	1,103

MACHINERY—1.2%
31,200	THK Co. Ltd. (JP)	685

MEDIA—8.4%
583,050	Aegis Group plc (UK)	1,159
21,600	LaGardere SCA. (FR)	871
34,275	Omnicom Group Inc. (US)	1,462
48,674	Vivendi SA (FR)	1,277

		4,769

MULTI-UTILITIES—0.9%
10,275	Sempra Energy (US)	505

MULTILINE RETAIL—2.5%
49,025	J.C. Penney Company Inc. (US)	1,430

OIL, GAS & CONSUMABLE FUELS—8.0%
95,700	BP plc (UK)	835
25,650	Exxon Mobil Corporation (US)	1,740
61,800	Gazprom OAO ADR (RUS)[1]	1,439
25,825	Valero Energy plc (US)	537

		4,551

22

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

PERSONAL PRODUCTS—2.6%
45,213	Avon Products, Inc. (US)	$1,462

PHARMACEUTICALS—1.5%
13,225	Johnson & Johnson (US)	850

SOFTWARE—2.9%
46,850	CA Inc. (US)	1,069
18,175	Microsoft Corporation (US)	555

		1,624

SPECIALTY RETAIL—1.1%
22,650	Lowe’s Cos. Inc. (US)	614

TRADING COMPANIES & DISTRIBUTORS—3.7%
54,600	Bunzl plc. (UK)	636
114,425	Travis Perkins plc (UK)	1,478

		2,114

WIRELESS TELECOMMUNICATION SERVICES—1.9%
484,050	Vodafone Group plc (UK)	1,073

TOTAL COMMON STOCKS (Cost $55,632)		56,168

SHORT-TERM INVESTMENTS—0.7%
(Cost $424)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$424	Repurchase Agreement with State Street Corporation dated April 30, 2010 due May 3, 2010 at 0.010% collateralized by Federal Home Loan Mortgage Corporation (market value $435)	$424

TOTAL INVESTMENTS—99.5% (Cost $56,056)		56,592

CASH AND OTHER ASSETS, LESS LIABILITIES—0.5%		263

TOTAL NET ASSETS—100.0%		$56,855

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2010 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level3 (000s)	Total (000s)
Common Stocks
Europe	$3,921	$24,745	$—	$28,666
North America	25,694	—	—	25,694
Pacific Basin	—	1,808	—	1,808
Short-Term Investments
Repurchase Agreement	—	424	—	424

Total	$29,615	$26,977	$—	$56,592

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the Financial Statements.

23

Harbor Global Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital

Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGERS

Corydon J. Gilchrist

Since 2009

Thomas F. Marsico

Since 2009

James Gendelman

Since 2009

Marsico has subadvised the Fund since its inception in 2009.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world selected for long-term growth potential

Corydon J. Gilchrist

Thomas F. Marsico

James Gendelman

Management’s Discussion of

Fund Performance

MARKET REVIEW

Global equities, as measured by the MSCI All Country World Index, posted solid gains for the fiscal half-year ended April 30, 2010. The index had a return of 9.79% (all returns cited are in U.S. dollar terms). Although a global economic recovery seemed on balance to be gaining further traction, there also were signs that it was becoming asynchronous. Some countries (including emerging markets such as Brazil, India, and China and developed markets such as Australia) began to implement plans to temper the pace of strong economic growth, while others faced slowing growth and were starting to be confronted with budgetary issues. In particular, Greece, Spain, Portugal, and Italy were under pressure as a result of significant budget deficits and the potential for those deficits to dampen economic growth. Sovereign debt spreads widened significantly as credit rating agencies issued subdued outlooks and considered possible downgrades of government debt in certain countries. Further, there was some concern that Greece’s fiscal issues could spill over into other eurozone countries.

U.S. equities were aided by generally improving economic data and signs of reinvigorated corporate capital spending. Gross domestic product turned positive, which bolstered views that the U.S. recovery would be sustainable and that company earnings, consumer spending, and employment would continue on a positive trajectory. While the overall trend of U.S. economic data pointed to continued recovery and improvement, several areas continued to shadow the market. Labor markets, despite tentative signs of stabilization, were anemic and the U.S. unemployment rate remained near 10%. The housing market was another sore spot and remained stubbornly weak despite government incentives for homebuyers and a low interest rate environment. Additionally, government policy re-emerged as a significant influence on the capital markets, including areas such as regulatory reform in the financial services industry and mortgage modification programs.

Performance strength for the MSCI All Country World Index was widespread. All 10 sectors of the index registered positive returns. Consumer discretionary and industrials were the best-performing sectors; each gained 19%. Other strong-performing sectors included information technology and materials. Telecommunication services and utilities were the weakest-performing sectors with modest returns of 2% and 4%, respectively. All other sectors registered returns from 5% to 8%.

PERFORMANCE

Harbor Global Growth Fund solidly outperformed its benchmark index for the six months ended April 30, 2010. The Fund posted a return of 12.95% (Institutional Class), 12.76% (Administrative Class), and 12.75% (Investor Class), compared with the 9.79% total return of the MSCI All Country World Index.

The most significant contributor to performance results was stock selection in the financials sector. Many of the Fund’s banking-related positions posted strong returns. PNC Financial Services Group, Wells Fargo, Brazil-based Itaú Unibanco Holding, and India-headquartered ICICI Bank each posted double-digit gains. Itaú Unibanco Holding was sold from the Fund prior to April 30, 2010.

24

Harbor Global Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Wells Fargo & Company	5.5%
Apple Inc.	3.8%
PNC Financial Services Group Inc.	3.8%
Inditex SA	3.4%
Walt Disney Company	3.4%
Intuitive Surgical Inc.	3.3%
Anheuser-Busch InBev NV	3.0%
Banco Bilbao Vizcaya Argentaria SA	3.0%
OGX Petroleo e Gas Participacoes SA	2.9%
MasterCard Inc.	2.7%

Two of the Fund’s health care positions posted strong returns. Surgical systems manufacturer Intuitive Surgical soared nearly 46% and biotechnology company Celgene rose more than 20%.

Stock selection in the information technology sector was led by China-headquartered Internet search services company Baidu (+82%), Apple (+39%), and technology solutions company Citrix Systems (+29% prior to being sold).

Other leading individual positions included media holding Walt Disney Company (+35%), wireless communications tower company Crown Castle International (+25%), Canada-headquartered athletic apparel company Lululemon Athletica (+50%), and London-headquartered metals and mining company BHP Billiton (+14%).

The Fund did well by emphasizing investments in the consumer discretionary sector, as it was the strongest-performing sector of the benchmark index. The Fund also benefitted from abstaining from investing in the weak-performing utilities sector.

Currency factors had a modest, positive effect on Fund performance relative to the benchmark. The Fund did well by having little to no exposure to securities of companies traded in the British pound, as the pound weakened versus the U.S. dollar and several other major world currencies.

The main areas of weakness for the Fund’s performance were stock selection, certain consumer discretionary holdings, and underweighted positions in the industrials and materials sectors, which were among the stronger-performing areas of the MSCI ACWI Index. In addition to the detrimental effect of the sector underweight, one of the portfolio’s industrials holdings, wind energy turbine company Vestas Wind Systems, was a material detractor from performance. Vestas Wind Systems declined 20% prior to being sold from the Fund.

Certain of the Fund’s consumer discretionary positions struggled. Brazilian homebuilding positions Gafisa and Cyrela Brazil Realty each declined 6%. Apparel manufacturer and distributor Inditex slid 4%.

Certain financials and information technology holdings struggled. Panasonic posted a negative return prior to being sold from the Fund. Financials positions HSBC Holdings, Banco Bilbao Vizcaya Argentaria, IFM Investment, and Goldman Sachs each posted double-digit declines. The Fund closed its position in Goldman Sachs.

OUTLOOK AND STRATEGY

Relative to the benchmark, the Fund’s primary economic sector overweights were in the consumer discretionary, information technology, and financials sectors. The most significant underweights relative to the index were in the utilities sector, where it had no exposure, as well as in energy, consumer staples, and industrials.

In terms of country allocations, the biggest overweights in the portfolio were in Brazil and the United States. Compared with the index, the Fund had significantly underweighted positions in Japan, the United Kingdom, and France. The Fund had little or no exposure to these countries. The Fund also had underweighted positions in Canada and Germany. The Fund held several positions domiciled in emerging markets, including Brazil, China, India and Argentina. Exposure to emerging markets represented approximately 14% of the Fund’s net assets as of April 30, 2010. As mentioned in previous shareholder reports, country-level weightings generally should be considered a by-product of the Fund’s bottom-up stock selection process rather than a major, proactive facet of its investment strategy.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

25

Harbor Global Growth Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2030

Cusip	411512874

Ticker	HGGAX

Inception Date	03/01/2009

Net Expense Ratio	1.00%[a]

Total Net Assets (000s)	$7,788

ADMINISTRATIVE CLASS

Fund #	2230

Cusip	411512866

Ticker	HRGAX

Inception Date	03/01/2009

Net Expense Ratio	1.25%[a]

Total Net Assets (000s)	$271

INVESTOR CLASS

Fund #	2430

Cusip	411512858

Ticker	HGGIX

Inception Date	03/01/2009

Net Expense Ratio	1.37%[a]

Total Net Assets (000s)	$599

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	13		48

Weighted Average Market Cap (MM)	$58,502		$63,697

Price/Earning Ratio (P/E)	27.6x		19.3x

Price/Book Ratio (P/B)	3.3x		2.3x

Beta vs. MSCI AC World Index	1.08		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2010)	59%	[b]	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

26

Harbor Global Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03/01/2009 through 04/30/2010

The graph compares a $50,000 investment in the Fund with the performance of the MSCI All Country World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Global Growth Fund
Institutional Class	12.95%	46.69%	N/A	62.57%[c]	03/01/2009	$88,161
Comparative Index
MSCI All Country World	9.79%	39.31%	4.44%	56.43%	—	$84,286

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 03/01/2009 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of the MSCI All Country World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Global Growth Fund
Administrative Class	12.76%	46.25%	N/A	62.15%[c]	03/01/2009	$17,579
Investor Class	12.75%	46.04%	N/A	61.95%[c]	03/01/2009	$17,554
Comparative Index
MSCI All Country World	9.79%	39.31%	4.44%	56.43%	—	$16,857

As stated in the Fund’s current prospectus, the expense ratio were 1.02% (Net) and 5.48% (Gross) (Institutional Class); 1.27% (Net) and 5.89% (Gross) (Administrative Class); and 1.39% (Net) and 5.93% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2011. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

b	Unannualized.

c	The Fund’s returns achieved during the period shown was unusual and an investor should not expect such performance to be sustained.

27

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 5.3%)

COMMON STOCKS—94.7%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.0%
1,317	Precision Castparts Corp. (US)	$169

BEVERAGES—3.0%
5,362	Anheuser-Busch InBev NV (BEL)	260

BIOTECHNOLOGY—0.8%
1,111	Celgene Corporation (US)*	69

CAPITAL MARKETS—5.3%
4,148	Credit Suisse Group (SWS)	191
4,781	Julius Baer Group Ltd. (SWS)	164
2,346	State Street Corporation (US)	102

		457

CHEMICALS—3.2%
1,270	Novozymes AS (DEN)	153
1,506	Praxair Inc. (US)	126

		279

COMMERCIAL BANKS—17.6%
19,931	Banco Bilbao Vizcaya Argentaria SA (SP)	262
4,831	First Midwest Bancorp Inc. (US)	74
22,677	HSBC Holdings plc (UK)	231
1,999	ICICI Bank Ltd. ADR (IND)[1]	85
4,885	PNC Financial Services Group Inc. (US)	328
2,350	Standard Chartered plc (UK)	63
14,441	Wells Fargo & Company (US)	478

		1,521

COMMERCIAL SERVICES & SUPPLIES—0.6%
2,086	Ritchie Bros Auctioneers Inc. (CAN)	49

COMMUNICATIONS EQUIPMENT—0.3%
2,061	Calix Inc. (US)*	25

COMPUTERS & PERIPHERALS—3.8%
1,261	Apple Inc. (US)*	329

CONSTRUCTION & ENGINEERING—0.3%
860	AECOM Technology Corporation (US)*	26

DISTRIBUTORS—2.2%
40,000	Li & Fung Ltd. (HK)	192

COMMON STOCKS—Continued

Shares		Value (000s)

DIVERSIFIED FINANCIAL SERVICES—2.4%
4,817	JP Morgan Chase & Co. (US)	$205

ELECTRICAL EQUIPMENT—1.2%
5,100	Sensata Technologies Holding N.V. (NET)*	102

ENERGY EQUIPMENT & SERVICES—1.0%
2,046	National Oilwell Varco Inc. (US)*	90

FOOD PRODUCTS—1.8%
3,208	Nestle SA (SWS)	157

HEALTH CARE EQUIPMENT & SUPPLIES—3.3%
799	Intuitive Surgical Inc. (US)*	288

HOTELS, RESTAURANTS & LEISURE—4.5%
622	Chipotle Mexican Grill Inc. (US)*	84
2,100	Ctrip.com International Ltd. ADR (CHN)[1]	76
2,438	Starwood Hotels & Resorts Worldwide Inc. (US)	133
62,317	Wynn Macau Ltd. (HK)*	98

		391

HOUSEHOLD DURABLES—5.3%
10,246	Cyrela Brazil Realty SA (BR)	124
6,211	DR Horton Inc. (US)	91
12,446	Gafisa SA (BR)	85
5,844	Gafisa SA ADR (BR)[1]	80
8,700	PDG Realty SA Empreendimentos e Participacoes (BR)	80

		460

INTERNET & CATALOG RETAIL—1.5%
627	Amazon.com Inc. (US)*	86
165	Priceline.com Inc. (US)*	43

		129

INTERNET SOFTWARE & SERVICES—4.7%
102	Baidu Inc. ADR (CHN)[1]*	70
388	Google Inc. (US)*	204
1,500	MercadoLibre Inc. (US)*	75
1,586	Optenable Inc. (US)*	62

		411

IT SERVICES—2.7%
956	MasterCard Inc. (US)	237

MARINE—1.2%
993	Kuehne & Nagel International AG (SWS)	104

MEDIA—3.4%
8,024	Walt Disney Company (US)	296

METALS & MINING—1.8%
5,160	BHP Billiton (AUS)	158

MULTILINE RETAIL—1.0%
3,400	Lojas Renner SA (BR)	84

OIL, GAS & CONSUMABLE FUELS—2.9%
25,000	OGX Petroleo e Gas Participacoes SA (BR)	249

REAL ESTATE MANAGEMENT & DEVELOPMENT—4.2%
15,800	BR Malls Participacoes SA (BR)*	201
33,000	Hang Lung Properties Ltd. (HK)	120
7,500	IFM Investment Ltd. (US)*	43

		364

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.6%
1,847	Cree Inc. (US)*	135

28

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

SOFTWARE—0.4%
1,764	Nuance Communications Inc. (US)*	$32

SPECIALTY RETAIL—3.9%
4,747	Inditex SA (SP)	294
1,495	RUE21 Inc. (US)*	47

		341

TEXTILES, APPAREL & LUXURY GOODS—4.3%
4,521	Compagnie Financiere Richemont SA (SWS)	167
2,598	Lululemon Athletica Inc. (CAN)*	98
1,182	Polo Ralph Lauren Corporation (US)	106

		371

WIRELESS TELECOMMUNICATION SERVICES—2.5%
5,827	Crown Castle International Corp. (US)*	221

TOTAL COMMON STOCKS (Cost $6,875)		8,201

SHORT-TERM INVESTMENTS—6.8%
(Cost $586)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$586	Repurchase Agreement with State Street Corporation dated April 30, 2010 due May 3, 2010 at 0.010% collateralized by U.S. Treasury Notes (market value $599)	$586

TOTAL INVESTMENTS—101.5% (Cost $7,461)		8,787

CASH AND OTHER ASSETS, LESS LIABILITIES—(1.5)%		(129)

TOTAL NET ASSETS—100.0%		$8,658

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2010 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level3 (000s)	Total (000s)
Common Stocks
Europe	$102	$2,045	$—	$2,147
Latin America	820	84	—	904
Middle East/Central Asia	—	85	—	85
North America	4,351	—	—	4,351
Pacific Basin	147	567	—	714
Short-Term Investments
Repurchase Agreement	—	586	—	586

Total	$5,420	$3,367	$—	$8,787

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the Financial Statements.

29

Harbor International & Global Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2010 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund	Harbor Global Growth Fund
ASSETS
Investments, at identified cost*	$20,793,057	$1,343,855	$56,056	$7,461
Investments, at value	$28,216,607	$1,451,800	$56,168	$8,201
Repurchase agreements	—	37,323	424	586
Cash	—	6,166	—	1
Foreign currency, at value (cost: $12,926; $4,712; $37; $7)	12,926	4,714	38	7
Receivables for:
Investments sold	49,669	52,246	1,511	145
Foreign currency spot contracts	—	116	3	1
Capital shares sold	40,456	2,098	3	7
Dividends	82,032	5,262	127	9
Interest	50	—	—	—
Withholding tax receivable	24,058	2,387	7	4
Other assets	—	—	11	19
Prepaid registration fees	10	25	—	21
Prepaid fund insurance	102	6	2	—
Total Assets	28,425,910	1,562,143	58,294	9,001
LIABILITIES
Payables for:
Due to custodian	7	—	96	—
Investments purchased	102,048	26,118	1,277	331
Foreign currency spot contracts	—	156	1	—
Capital shares reacquired	16,170	1,831	7	1
Dividends to shareholders	15	—	—	—
Accrued expenses:
Management fees	16,356	967	41	6
12b-1 fees	1,101	14	—	—
Trustees’ fees and expenses	364	18	1	—
Transfer agent fees	1,793	84	3	1
Other	7,324	739	13	4
Total Liabilities	145,178	29,927	1,439	343
NET ASSETS	$28,280,732	$1,532,216	$56,855	$8,658
Net Assets Consist of:
Paid-in capital	$24,886,177	$1,903,986	$99,360	$6,534
Undistributed/(accumulated) net investment income/(loss)	54,815	3,355	146	(30)
Accumulated net realized gain/(loss)	(4,084,213)	(520,379)	(43,185)	828
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	7,423,953	145,254	534	1,326
	$28,280,732	$1,532,216	$56,855	$8,658
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$23,032,847	$1,467,570	$55,322	$7,788
Shares of beneficial interest[2]	423,429	134,701	8,341	478
Net asset value per share[1]	$54.40	$10.89	$6.63	$16.29
Administrative Class
Net assets	$1,583,626	$1,775	$474	$271
Shares of beneficial interest[2]	29,307	163	71	17
Net asset value per share[1]	$54.03	$10.87	$6.65	$16.27
Investor Class
Net assets	$3,664,259	$62,871	$1,059	$599
Shares of beneficial interest[2]	68,034	5,782	160	37
Net asset value per share[1]	$53.86	$10.87	$6.64	$16.25

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the Financial Statements.

30

Harbor International & Global Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2010 (Unaudited)

(All amounts in thousands)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund	Harbor Global Growth Fund
Investment Income
Dividends	$276,325	$14,000	$448	$38
Interest	860	4	—	—
Foreign taxes withheld	(27,516)	(1,522)	(14)	(3)
Total Investment Income	249,669	12,482	434	35
Operating Expenses
Management fees	92,824	5,361	239	33
12b-1 fees:
Administrative Class	1,886	2	1	—
Investor Class	4,106	78	1	1
Shareholder communications	801	379	2	1
Custodian fees	3,305	262	41	29
Transfer agent fees:
Institutional Class	9,485	590	24	3
Administrative Class	652	1	—	—
Investor Class	3,389	64	1	1
Professional fees	304	13	1	—
Trustees’ fees and expenses	203	11	—	—
Registration fees	409	52	20	21
Miscellaneous	186	10	1	1
Total expenses	117,550	6,823	331	90
Management fees waived	(293)	—	—	—
Transfer agent fees waived	(3,536)	(189)	(8)	(1)
Other expenses waived	—	—	(40)	(48)
Custodial expense reductions	(3)	—	—	—
Net expenses	113,718	6,634	283	41
Net Investment Income/(Loss)	135,951	5,848	151	(6)
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(348,102)	98,066	(2,573)	834
Foreign currency transactions	6,658	822	1	(2)
Change in net unrealized appreciation/(depreciation) of:
Investments	1,818,369	(48,634)	7,856	73
Translations of assets and liabilities in foreign currencies	(1,022)	(185)	(1)	—
Net gain/(loss) on investment transactions	1,475,903	50,069	5,283	905
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,611,854	$55,917	$5,434	$899

The accompanying notes are an integral part of the Financial Statements.

31

Harbor International & Global Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
Operations
Net investment income/(loss)	$135,951	$345,451	$5,848	$12,485
Net realized gain/(loss) on investments	(341,444)	(3,523,918)	98,888	(215,336)
Net unrealized appreciation/(depreciation) of investments	1,817,347	8,174,072	(48,819)	523,202
Net increase/(decrease) in assets resulting from operations	1,611,854	4,995,605	55,917	320,351
Distributions to Shareholders
Net investment income:
Institutional Class	(278,525)	(295,462)	(12,657)	(11,000)
Administrative Class	(16,513)	(9,103)	(12)	(11)
Investor Class	(31,946)	(29,577)	(452)	(183)
Net realized gain on investments:
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—
Investor Class	—	—	—	—
Total distributions to shareholders	(326,984)	(334,142)	(13,121)	(11,194)
Net Increase/(Decrease) Derived from Capital Share Transactions	2,507,888	1,398,455	211,494	118,759
Net increase/(decrease) in net assets	3,792,758	6,059,918	254,290	427,916
Net Assets
Beginning of period	24,487,974	18,428,056	1,277,926	850,010
End of period*	$28,280,732	$24,487,974	$1,532,216	$1,277,926
* Includes undistributed/(accumulated) net investment income/(loss) of:	$54,815	$245,848	$3,355	$10,628

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

32

Harbor Global Value Fund		Harbor Global Growth Fund
November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through April 30, 2010	March 1, 2009[a] through October 31, 2009
(Unaudited)		(Unaudited)

$151	$410	$(6)	$14
(2,572)	(29,916)	832	524
7,855	40,981	73	1,253
5,434	11,475	899	1,791

(492)	(2,915)	(35)	—
(3)	(40)	(1)	—
(5)	(50)	(1)	—

—	—	(476)	—
—	—	(18)	—
—	—	(35)	—
(500)	(3,005)	(566)	—
(3,460)	(950)	1,479	5,055
1,474	7,520	1,812	6,846

55,381	47,861	6,846	—
$56,855	$55,381	$8,658	$6,846
$146	$495	$(30)	$13

33

Harbor International & Global Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$3,398,935	$5,315,876	$336,871	$640,620
Net proceeds from redemption fees	420	2,182	23	134
Reinvested distributions	228,948	232,391	11,218	10,336
Cost of shares reacquired	(1,818,882)	(5,137,852)	(138,646)	(545,560)
Net increase/(decrease) in net assets	$1,809,421	$412,597	$209,466	$105,530
Administrative Class
Net proceeds from sale of shares	$448,683	$842,077	$304	$931
Net proceeds from redemption fees	29	102	—	—
Reinvested distributions	16,227	8,804	9	8
Cost of shares reacquired	(362,058)	(212,660)	(305)	(734)
Net increase/(decrease) in net assets	$102,881	$638,323	$8	$205
Investor Class
Net proceeds from sale of shares	$971,977	$1,192,630	$25,390	$32,787
Net proceeds from redemption fees	63	299	1	5
Reinvested distributions	28,020	21,977	440	176
Cost of shares reacquired	(404,474)	(867,371)	(23,811)	(19,944)
Net increase/(decrease) in net assets	$595,586	$347,535	$2,020	$13,024
SHARES
Institutional Class
Shares sold	62,788	128,323	30,762	75,547
Shares issued due to reinvestment of distributions	4,281	5,951	1,038	1,312
Shares reacquired	(33,485)	(132,801)	(12,616)	(60,527)
Net increase/(decrease) in shares outstanding	33,584	1,473	19,184	16,332
Beginning of period	389,845	388,372	115,517	99,185
End of period	423,429	389,845	134,701	115,517
Administrative Class
Shares sold	8,320	19,143	28	105
Shares issued due to reinvestment of distributions	305	226	1	1
Shares reacquired	(6,732)	(5,225)	(28)	(81)
Net increase/(decrease) in shares outstanding	1,893	14,144	1	25
Beginning of period	27,414	13,270	162	137
End of period	29,307	27,414	163	162
Investor Class
Shares sold	18,048	28,829	2,306	3,726
Shares issued due to reinvestment distributions	529	567	41	22
Shares reacquired	(7,538)	(21,515)	(2,130)	(2,390)
Net increase/(decrease) in shares outstanding	11,039	7,881	217	1,358
Beginning of period	56,995	49,114	5,565	4,207
End of period	68,034	56,995	5,782	5,565

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Global Value Fund		Harbor Global Growth Fund
November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through April 30, 2010	March 1, 2009[a] through October 31, 2009
(Unaudited)		(Unaudited)

791	12,844	983	4,577
1	2	—	—
488	2,657	511	—
(4,740)	(16,556)	(151)	(38)
$(3,460)	$(1,053)	$1,343	$4,539

6	315	—	155
—	—	—	—
3	38	19	—
(30)	(400)	—	—
$(21)	$(47)	$19	$155

69	420	118	386
—	—	—	—
5	47	36	—
(53)	(317)	(37)	(25)
$21	$150	$117	$361

123	2,615	61	396
79	607	34	—
(789)	(3,354)	(10)	(3)
(587)	(132)	85	393
8,928	9,060	393	—
8,341	8,928	478	393

1	67	—	15
1	9	2	—
(6)	(106)	—	—
(4)	(30)	2	15
75	105	15	—
71	75	17	15

11	89	7	32
1	10	2	—
(8)	(81)	(2)	(2)
4	18	7	30
156	138	30	—
160	156	37	30

35

Harbor International & Global Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL FUND
	Institutional Class
	6-Month Period Ended April 30, 2010		Year Ended October 31
			2009		2008	2007		2006		2005
	(Unaudited)
Net asset value beginning of period	$51.72		$40.94		$79.46	$60.14		$47.50		$39.37
Income from Investment Operations
Net investment income/(loss)	0.28	[a]	0.79	[a]	1.65 [a]	1.22	[a]	0.86	[a]	0.63	[a]
Net realized and unrealized gains/(losses) on investments	3.10		10.76		(36.09)	21.44		14.03		8.21
Total from investment operations	3.38		11.55		(34.44)	22.66		14.89		8.84
Less Distributions
Dividends from net investment income	(0.70)		(0.78)		(1.06)	(1.46)		(1.03)		(0.56)
Distributions from net realized capital gains[1]	—		—		(3.02)	(1.88)		(1.22)		(0.15)
Total distributions	(0.70)		(0.78)		(4.08)	(3.34)		(2.25)		(0.71)
Proceeds from redemption fees	—	[f]	0.01		— [f]	—	[f]	—	[f]	—	[f]
Net asset value end of period	54.40		51.72		40.94	79.46		60.14		47.50
Net assets end of period (000s)	$23,032,847		$20,163,806		$15,901,353	$25,126,599		$15,767,303		$10,265,053
Ratios and Supplemental Data (%)
Total return	6.57%[b,d]		28.85%[b]		(45.43)%[b]	39.37%[b]		32.46%[b]		22.63%[b]
Ratio of total expenses to average net assets[2]	0.82	[c]	0.85		0.79	0.82		0.85		0.87
Ratio of net expenses to average net assets	0.79	[a,c]	0.83	[a]	0.79 [a]	0.81	[a]	0.85	[a]	0.87	[a]
Ratio of net investment income to average net assets	1.07	[a,c]	1.88	[a]	2.39 [a]	1.63	[a]	1.60	[a]	1.42	[a]
Portfolio turnover	6	[d]	22		17	13		12		13

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2010		Year Ended October 31
			2009		2008	2007		2006		2005
	(Unaudited)
Net asset value beginning of period	$10.54		$8.21		$17.50	$12.62		$9.76		$8.42
Income from Investment Operations
Net investment income/(loss)	0.04	[a]	0.09	[a]	0.14 [a]	0.18	[a]	0.03	[a]	0.08	[a]
Net realized and unrealized gains/(losses) on investments	0.41		2.33		(9.24)	4.74		2.86		1.33
Total from investment operations	0.45		2.42		(9.10)	4.92		2.89		1.41
Less Distributions
Dividends from net investment income	(0.10)		(0.09)		(0.19)	(0.04)		(0.03)		(0.07)
Distributions from net realized capital gains[1]	—		—		—	—		—		—
Total distributions	(0.10)		(0.09)		(0.19)	(0.04)		(0.03)		(0.07)
Proceeds from redemption fees	—	[f]	—	[f]	— [f]	—	[f]	—	[f]	—	[f]
Net asset value end of period	10.89		10.54		8.21	17.50		12.62		9.76
Net assets end of period (000s)	$1,467,570		$1,217,725		$814,515	$958,090		$520,470		$153,439
Ratios and Supplemental Data (%)
Total return	4.32%[b,d]		29.90%[b]		(52.51)%[b]	39.05%[b]		29.71%[b]		16.82%[b]
Ratio of total expenses to average net assets[2]	0.94	[c]	0.92		0.90	0.89		0.98		1.00
Ratio of net expenses to average net assets	0.91	[a,c]	0.91	[a]	0.89 [a]	0.88	[a]	0.98	[a]	1.00	[a]
Ratio of net investment income to average net assets	0.84	[a,c]	1.15	[a]	1.39 [a]	1.38	[a]	0.79	[a]	0.87	[a]
Portfolio turnover	64	[d]	125		118	113		100		183

See page 39 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

36

Administrative Class											Investor Class
6-Month Period Ended April 30, 2010		Year Ended October 31									6-Month Period Ended April 30, 2010		Year Ended October 31
		2009		2008	2007		2006		2005				2009		2008	2007		2006		2005
(Unaudited)											(Unaudited)
$51.36		$40.66		$78.99	$59.85		$47.31		$39.25		$51.16		$40.46		$78.63	$59.60		$47.13		$39.12

0.25	[a]	0.47	[a]	1.52 [a]	1.24	[a]	0.79	[a]	0.58	[a]	0.17	[a]	0.59	[a]	1.47 [a]	1.23	[a]	0.83	[a]	0.51	[a]
3.04		10.89		(35.90)	21.13		13.92		8.13		3.08		10.69		(35.77)	20.97		13.74		8.08
3.29		11.36		(34.38)	22.37		14.71		8.71		3.25		11.28		(34.30)	22.20		14.57		8.59

(0.62)		(0.67)		(0.93)	(1.35)		(0.95)		(0.50)		(0.55)		(0.59)		(0.85)	(1.29)		(0.88)		(0.43)
—		—		(3.02)	(1.88)		(1.22)		(0.15)		—		—		(3.02)	(1.88)		(1.22)		(0.15)
(0.62)		(0.67)		(3.95)	(3.23)		(2.17)		(0.65)		(0.55)		(0.59)		(3.87)	(3.17)		(2.10)		(0.58)
—	[f]	0.01		— [f]	—	[f]	—	[f]	—	[f]	—	[f]	0.01		— [f]	—	[f]	—	[f]	—	[f]
54.03		51.36		40.66	78.99		59.85		47.31		53.86		51.16		40.46	78.63		59.60		47.13
$1,583,626		$1,408,061		$539,533	$392,772		$169,594		$82,247		$3,664,259		$2,916,107		$1,987,170	$2,455,093		$879,695		$384,703

6.42%[b,d]		28.51%[b]		(45.56)%[b]	39.00%[b]		32.16%[b]		22.35%[b]		6.37%[b,d]		28.36%[b]		(45.63)%[b]	38.84%[b]		31.94%[b]		22.10%[b]
1.07	[c]	1.10		1.05	1.07		1.10		1.12		1.19	[c]	1.22		1.17	1.20		1.24		1.30
1.04	[a,c]	1.09	[a]	1.04 [a]	1.06	[a]	1.10	[a]	1.12	[a]	1.16	[a,c]	1.20	[a]	1.16 [a]	1.19	[a]	1.24	[a]	1.30	[a]
0.83	[a,c]	1.42	[a]	2.31 [a]	1.40	[a]	1.35	[a]	1.27	[a]	0.74	[a,c]	1.53	[a]	2.10 [a]	1.25	[a]	1.23	[a]	1.02	[a]
6	[d]	22		17	13		12		13		6	[d]	22		17	13		12		13

Administrative Class											Investor Class
6-Month Period Ended April 30, 2010		Year Ended October 31									6-Month Period Ended April 30, 2010		Year Ended October 31
		2009		2008	2007		2006		2005				2009		2008	2007		2006		2005
(Unaudited)											(Unaudited)
$10.50		$8.18		$17.46	$12.60		$9.75		$8.42		$10.51		$8.17		$17.43	$12.58		$9.74		$8.41

0.03	[a]	0.08	[a]	0.10 [a]	0.14	[a]	0.08	[a]	0.07	[a]	0.02	[a]	0.05	[a]	0.13 [a]	0.11	[a]	0.04	[a]	0.05	[a]
0.42		2.32		(9.21)	4.73		2.78		1.31		0.42		2.34		(9.24)	4.74		2.81		1.32
0.45		2.40		(9.11)	4.87		2.86		1.38		0.44		2.39		(9.11)	4.85		2.85		1.37

(0.08)		(0.08)		(0.17)	(0.01)		(0.01)		(0.05)		(0.08)		(0.05)		(0.15)	—		(0.01)		(0.04)
—		—		—	—		—		—		—		—		—	—		—		—
(0.08)		(0.08)		(0.17)	(0.01)		(0.01)		(0.05)		(0.08)		(0.05)		(0.15)	—		(0.01)		(0.04)
—	[f]	—	[f]	— [f]	—	[f]	—	[f]	—	[f]	—	[f]	—	[f]	— [f]	—	[f]	—	[f]	—	[f]
10.87		10.50		8.18	17.46		12.60		9.75		10.87		10.51		8.17	17.43		12.58		9.74
$1,775		$1,702		$1,122	$257		$128		$43		$62,871		$58,499		$34,373	$47,690		$23,726		$6,772

4.30%[b,d]		29.59%[b]		(52.65)%[b]	38.69%[b]		29.40%[b]		16.46%[b]		4.15%[b,d]		29.38%[b]		(52.67)%[b]	38.55%[b]		29.29%[b]		16.31%[b]
1.19	[c]	1.17		1.14	1.14		1.23		1.24		1.31	[c]	1.29		1.27	1.26		1.37		1.41
1.16	[a,c]	1.16	[a]	1.14 [a]	1.12	[a]	1.23	[a]	1.24	[a]	1.28	[a,c]	1.27	[a]	1.26 [a]	1.25	[a]	1.37	[a]	1.39	[a]
0.53	[a,c]	0.91	[a]	1.02 [a]	1.19	[a]	0.67	[a]	0.57	[a]	0.42	[a,c]	0.75	[a]	1.10 [a]	1.03	[a]	0.56	[a]	0.35	[a]
64	[d]	125		118	113		100		183		64	[d]	125		118	113		100		183

37

Harbor International & Global Funds Financial Highlights

SELECTED DATA FOR A OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR GLOBAL VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2010		Year Ended October 31
			2009		2008	2007		2006[e]
	(Unaudited)
Net asset value beginning of period	$6.05		$5.15		$11.08	$10.83		$10.00
Income from Investment Operations
Net investment income/(loss)	0.02	[a]	0.12	[a]	0.22 [a]	0.18	[a]	0.03	[a]
Net realized and unrealized gains/(losses) on investments	0.62		1.18		(5.99)	0.13		0.80
Total from investment operations	0.64		1.30		(5.77)	0.31		0.83
Less Distributions
Dividends from net investment income	(0.06)		(0.40)		(0.14)	(0.04)		—
Distributions from net realized capital gains[1]	—		—		(0.02)	(0.02)		—
Total distributions	(0.06)		(0.40)		(0.16)	(0.06)		—
Proceeds from redemption fees	—	[f]	—	[f]	— [f]	—	[f]	—	[f]
Net asset value end of period	6.63		6.05		5.15	11.08		10.83
Net assets end of period (000s)	$55,322		$53,982		$46,616	$109,071		$13,011
Ratios and Supplemental Data (%)
Total return	10.57%[b,d]		28.24%[b]		(52.76)%[b]	2.89%[b]		8.30%[b,d]
Ratio of total expenses to average net assets[2]	1.17	[c]	1.21		1.08	1.05		3.41	[c]
Ratio of net expenses to average net assets	1.00	[a,c]	1.00	[a]	1.00 [a]	1.00	[a]	1.00	[a,c]
Ratio of net investment income to average net assets	0.54	[a,c]	0.94	[a]	2.45 [a]	1.71	[a]	1.53	[a,c]
Portfolio turnover	29	[d]	72		33	38		5	[d]

HARBOR GLOBAL GROWTH FUND
	Institutional Class				Administrative Class			Investor Class
	6-Month Period Ended April 30, 2010		Year Ended October 31, 2009[g]		6-Month Period Ended April 30, 2010	Year Ended October 31, 2009[g]		6-Month Period Ended April 30, 2010	Year Ended October 31, 2009[g]
	(Unaudited)				(Unaudited)			(Unaudited)
Net asset value beginning of period	$15.61		$10.00		$15.59	$10.00		$15.57	$10.00
Income from Investment Operations
Net investment income/(loss)	—	[a]	0.03	[a]	(0.03)[a]	0.03	[a]	(0.02)[a]	—	[a]
Net realized and unrealized gains/(losses) on investments	1.94		5.58		1.94	5.56		1.92	5.57
Total from investment operations	1.94		5.61		1.91	5.59		1.90	5.57
Less Distributions
Dividends from net investment income	(0.09)		—		(0.06)	—		(0.05)	—
Distributions from net realized capital gains[1]	(1.17)		—		(1.17)	—		(1.17)	—
Total distributions	(1.26)		—		(1.23)	—		(1.22)	—
Proceeds from redemption fees	—	[f]	—		— [f]	—		— [f]	—
Net asset value end of period	16.29		15.61		16.27	15.59		16.25	15.57
Net assets end of period (000s)	$7,788		$6,142		$271	$240		$599	$464
Ratios and Supplemental Data (%)
Total return	12.95%[b,d]		56.10%[b,d]		12.76%[b,d]	55.90%[b,d]		12.75%[b,d]	55.70%[b,d]
Ratio of total expenses to average net assets[2]	2.25	[c]	5.48	[c]	2.49 [c]	5.89	[c]	2.61 [c]	5.93	[c]
Ratio of net expenses to average net assets	1.00	[a,c]	1.00	[a,c]	1.25 [a,c]	1.25	[a,c]	1.37 [a,c]	1.37	[a,c]
Ratio of net investment income/(loss) to average net assets	(0.12)[a,c]		0.48	[a,c]	(0.38)[a,c]	0.29	[a,c]	(0.47)[a,c]	0.04	[a,c]
Portfolio turnover	59	[d]	81	[d]	59 [d]	81	[d]	59 [d]	81	[d]

38

Administrative Class									Investor Class
6-Month Period Ended April 30, 2010		Year Ended October 31							6-Month Period Ended April 30, 2010		Year Ended October 31
		2009		2008	2007		2006[e]				2009		2008	2007		2006[e]
(Unaudited)									(Unaudited)
$6.06		$5.14		$11.05	$10.83		$10.00		$6.04		$5.13		$11.04	$10.82		$10.00

0.02	[a]	0.05	[a]	0.24 [a]	0.18	[a]	0.06	[a]	0.01	[a]	0.03	[a]	0.23 [a]	0.18	[a]	0.04	[a]
0.61		1.25		(6.03)	0.09		0.77		0.63		1.25		(6.02)	0.09		0.78
0.63		1.30		(5.79)	0.27		0.83		0.64		1.28		(5.79)	0.27		0.82

(0.04)		(0.38)		(0.10)	(0.03)		—		(0.04)		(0.37)		(0.10)	(0.03)		—
—		—		(0.02)	(0.02)		—		—		—		(0.02)	(0.02)		—
(0.04)		(0.38)		(0.12)	(0.05)		—		(0.04)		(0.37)		(0.12)	(0.05)		—
—	[f]	—	[f]	— [f]	—	[f]	—	[f]	—	[f]	—	[f]	— [f]	—	[f]	—	[f]
6.65		6.06		5.14	11.05		10.83		6.64		6.04		5.13	11.04		10.82
$474		$452		$537	$1,553		$1,118		$1,059		$947		$708	$2,108		$1,764

10.44%[b,d]		28.04%[b]		(52.90)%[b]	2.56%[b]		8.30%[b,d]		10.57%[b,d]		27.57%[b]		(52.97)%[b]	2.52%[b]		8.20%[b,d]
1.42	[c]	1.44		1.33	1.36		3.66	[c]	1.54	[c]	1.58		1.45	1.48		3.79	[c]
1.25	[a,c]	1.25	[a]	1.25 [a]	1.25	[a]	1.25	[a,c]	1.37	[a,c]	1.37	[a]	1.37 [a]	1.38	[a]	1.38	[a,c]
0.31	[a,c]	0.62	[a]	2.28 [a]	1.34	[a]	1.81	[a,c]	0.19	[a,c]	0.52	[a]	2.11 [a]	1.24	[a]	1.48	[a,c]
29	[d]	72		33	38		5	[d]	29	[d]	72		33	38		5	[d]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements)

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period August 7, 2006 (inception) through October 31, 2006.

f	Less than $0.01.

g	For the period March 1, 2009 (inception) through October 31, 2009.

The accompanying notes are an integral part of the Financial Statements.

39

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2010 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The Funds have adopted FASB ASC 105, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (the Codification) which is a single source of authoritative nongovernmental U.S. generally accepted accounting standards (US GAAP). All previous US GAAP standards issued by a standard setter are superseded by the Codification. The adoption of ASC 105 had no impact on the Funds’ net assets or results of operations.

Security Valuation

Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

Debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Adviser and approved by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Trust’s Valuation

40

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Committee pursuant to procedures adopted by the Board of Trustees. A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.

For the Funds which may invest primarily in international equity securities, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Funds’ net asset values are determined. As a result, many of the international and global Funds’ foreign equity securities may be valued at their fair value in accordance with the fair value pricing procedures on any given day in an accounting period.

Fair Value Measurements

Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures, establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of each Fund’s investments are summarized in three categories, defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Valuations based on significant unobservable inputs may include the Funds’ own assumptions.

For fair valuations using significant unobservable inputs, ASC 820 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy and Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Options

Consistent with its investment policies, each Fund may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.

Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by the Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by the Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. The risk associated with purchasing options is limited to the premium originally paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

41

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement price for the underlying futures contract. If an option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, such Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk such Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms.

See the Portfolio of Investments for each Fund for outstanding options as of April 30, 2010, if any.

U.S. Government Securities

Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. Government support.

Foreign Currency Spot Contracts

The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service selected by the Adviser. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. There is minimal counterparty risk with foreign currency spot contracts, as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded foreign currency contracts, guarantees the foreign currency spot contracts against default.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

42

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic or foreign banks or with any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm which is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if a Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust with respect to any two or more Harbor Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

43

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit which is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations for the six-month period ended April 30, 2010. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets in an income-producing asset.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

The Funds have adopted ASC 740, Income Taxes. ASC 740 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the Funds’ current fiscal year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s (except Harbor Global Growth Fund) tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006-2008), including 2009, for purposes of implementing ASC 740, and has concluded that no provision for income tax is required in any Fund’s financial statements.

New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update which will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on the purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. Management is evaluating the implications of this change and believes the impact will be limited to expanded disclosures resulting from the adoption of this update.

44

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2010 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$—	$3,734,077	$—	$1,608,947
Harbor International Growth Fund	—	1,058,556	—	853,593
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$—	$16,211	$—	$20,813
Harbor Global Growth Fund	—	5,631	—	4,296

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 2010. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate		Voluntary Waiver	Actual Rate
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	0.75	%/0.65%[a]	0.02%[b]	0.69%
Harbor International Growth Fund	0.75		—	0.75
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	0.85%		—%	0.85%
Harbor Global Growth Fund	0.85		—	0.85

a	The contractual rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.

b	For periods where assets exceeded $24 billion, a 0.02% voluntary waiver was applied on those assets that were in excess of $24 billion.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with each of Harbor Global Value Fund and Harbor Global Growth Fund limiting each Fund’s total expenses for each Fund to 1.02%, 1.27%, and 1.39% for the Institutional Class, Administrative Class and Investor Class, respectively. The contractual expense limitations are effective through February 28, 2011.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales

45

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and currently provides for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.08% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.08% of the average daily net assets of all Administrative Class shares.
Investor Class	0.20% of the average daily net assets of all Investor Class shares.

Effective March 1, 2010, the transfer agent fees for the Institutional and Administrative Class shares decreased from 0.09% to 0.08% and decreased from 0.21% to 0.20% for the Investor Class shares. Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2010. Fees incurred for these transfer agent services are shown on each Fund’s Statements of Operations.

Shareholders

On April 30, 2010, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	9,614
Harbor International Growth Fund	19,495
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	154,404
Harbor Global Growth Fund	329,558

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for the International and Global Funds totaled $163 for the six-month period ended April 30, 2010.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the fund(s) selected by the Trustee. The deferred compensation liability is included as a component of “Trustees’ fees and expenses” in the Statement of Assets

46

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

and Liabilities and fluctuates with changes in the market value of the selected security. The market value adjustment for all International and Global Funds totaled $8 for the six-month period ended April 30, 2010. The deferred compensation and market-to-market impact will be a liability of the Funds until distributed in accordance with the Plan.

Redemption Fee

A 2% redemption fee is charged on shares of Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund that are redeemed within 60 days from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the six-month period ended April 30, 2010 the redemption fee proceeds are as follows:

Amount
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$512
Harbor International Growth Fund	24
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$1
Harbor Global Growth Fund	—

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2010 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
INTERNATIONAL EQUITY FUNDS
Harbor International Fund*	$20,793,057	$7,994,725	$(571,175)	$7,423,550
Harbor International Growth Fund*	1,343,855	166,399	(21,131)	145,268
GLOBAL EQUITY FUNDS
Harbor Global Value Fund*	$56,056	$8,322	$(7,786)	$536
Harbor Global Growth Fund	7,461	1,429	(103)	1,326

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

ASC 815, Derivative and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. The disclosure requirements of ASC 815 distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. The adoption of ASC 815 had no impact on the Funds’ net assets or results of operations.

As of April 30, 2010, there were no outstanding derivative positions in the Funds.

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented herein.

47

Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2009 through April 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (November 1, 2009)	Ending Account Value (April 30, 2010)
Harbor International Fund
Institutional Class	0.79%
Actual		$4.05	$1,000.00	$1,065.68
Hypothetical (5% return)		3.96	1,000.00	1,020.78
Administrative Class	1.04%
Actual		$5.33	$1,000.00	$1,064.21
Hypothetical (5% return)		5.21	1,000.00	1,019.51
Investor Class	1.16%
Actual		$5.93	$1,000.00	$1,063.70
Hypothetical (5% return)		5.81	1,000.00	1,018.90
Harbor International Growth Fund
Institutional Class	0.91%
Actual		$4.61	$1,000.00	$1,043.23
Hypothetical (5% return)		4.56	1,000.00	1,020.17
Administrative Class	1.16%
Actual		$5.87	$1,000.00	$1,042.98
Hypothetical (5% return)		5.81	1,000.00	1,018.90
Investor Class	1.28%
Actual		$6.48	$1,000.00	$1,041.46
Hypothetical (5% return)		6.41	1,000.00	1,018.29

48

Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (November 1, 2009)	Ending Account Value (April 30, 2010)
Harbor Global Value Fund
Institutional Class	1.00%
Actual		$5.22	$1,000.00	$1,105.69
Hypothetical (5% return)		5.01	1,000.00	1,019.71
Administrative Class	1.25%
Actual		$6.52	$1,000.00	$1,104.42
Hypothetical (5% return)		6.26	1,000.00	1,018.44
Investor Class	1.37%
Actual		$7.15	$1,000.00	$1,105.70
Hypothetical (5% return)		6.85	1,000.00	1,017.83
Harbor Global Growth Fund
Institutional Class	1.00%
Actual		$5.28	$1,000.00	$1,129.54
Hypothetical (5% return)		5.01	1,000.00	1,019.71
Administrative Class	1.25%
Actual		$6.60	$1,000.00	$1,127.60
Hypothetical (5% return)		6.26	1,000.00	1,018.44
Investor Class	1.37%
Actual		$7.22	$1,000.00	$1,127.45
Hypothetical (5% return)		6.85	1,000.00	1,017.83
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

49

Harbor International & Global Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE INTERNATIONAL & GLOBAL FUNDS

The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by Harbor Funds’ Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 7, 8 and 9, 2010 (the “Meeting”), the Trustees considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, also determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

50

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effects of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of service provided (or expected to be provided) and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received or to be received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each representative; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting of both a peer group of funds as well as a broader universe of funds compiled by Lipper.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser who provides or would provide investment management services to the Funds;

•	the favorable history, reputation, qualification and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of investment companies with similar objectives and strategies managed by other investment advisers, consisting of peer fund groupings compiled by Lipper.

51

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided or to be provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers and other sources. In their deliberations with respect to each Fund, the Trustees considered, where applicable, the history of Harbor Funds’ relationship with each such Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadvisers for each of Harbor International Fund and Harbor Global Value Fund. The Trustees had received presentations by investment professionals from the Subadviser for Harbor International Growth Fund and Harbor Global Growth Fund (as well as Harbor International Fund and Harbor Global Value Fund) at meetings of the Board of Trustees held in 2009. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts using similar strategy, including, where applicable, other mutual funds using a substantially identical strategy.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar. The Trustees also received information explaining Lipper’s and Morningstar’s methodology, how information was compiled by Lipper and Morningstar, and what each comparison was intended to demonstrate.

Harbor International Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor International Fund (inception date December 29, 1987), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2009. The Trustees also considered the longer-term record showing the Fund had outperformed its benchmark, the MSCI EAFE (ND) Index, for the one-, two-, three-, four-, five-, ten- and fifteen-year periods ended December 31, 2009. The Morningstar data presented showed the Fund’s one-, three- five- and ten-year rolling returns as of December 31, 2009 ranked in the first quartile.

The Trustees discussed the expertise of both Northern Cross Investments, Ltd. (“Northern Cross Ltd”) and Northern Cross, LLC, the Fund’s co-subadvisers, in managing assets, noting that both firms manage assets only in the international asset class. The Fund represents $26.7 billion of Northern Cross Ltd’s total firm assets under management of $27.4 billion and Northern Cross, LLC’s total firm assets under management of $28.5 billion. The Trustees discussed the significant experience of Mr. Castegren, the Fund’s sole portfolio manager until February 2009, noting that he is the founding member of Northern Cross Ltd, and that his long-term performance has been outstanding. The Trustees also discussed the expertise of Northern Cross, LLC, which was added as co-subadviser to the Fund in February 2009, noting that the four principals of Northern Cross, LLC, who serve as co-portfolio managers of the Fund together with Mr. Castegren, also had considerable experience with foreign markets.

52

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $24.475 billion, showed the Fund’s management fee was below the group median for each of the Institutional, Administrative and Investor Classes. The actual total expense ratios for each of the Institutional and Administrative Classes were below the group and universe median expense ratios. The actual total expense ratio for the Investor Class was below the Lipper universe median expense ratios, but above the group median expense ratio. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor International Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor International Growth Fund (inception date of November 1, 1993), the Trustees observed that the Fund’s Institutional Class performance was at its Lipper group medians for the three- and five-year periods ended December 31, 2009, but below the Lipper group medians for the one-, two- and four-year periods ended December 31, 2009. The Trustees noted that the Fund’s performance was above the Lipper universe medians for the three-, four- and five-year periods ended December 31, 2009, but below the Lipper universe medians for the one- and two-year periods ended December 31, 2009. The Trustees noted that the Fund had outperformed its benchmark, the MSCI EAFE (ND) Growth Index, for the one-year and five-year periods ended December 31, 2009, but had underperformed its benchmark for the two-, three-, four-, ten- and fifteen-year periods ended December 31, 2009. The Trustees noted that, according to Morningstar, the Fund was ranked in the second quartile for the one- and five-year rolling return periods ended December 31, 2009, in the third quartile for the three-year rolling period ended December 31, 2009 and in the fourth quartile for the ten-year rolling period ended December 31, 2009.

The Trustees discussed the expertise of Marsico Capital Management, LLC (“Marsico”), the Fund’s subadviser, in managing assets generally and in the international growth asset class specifically, noting that Marsico managed approximately $10.6 billion in assets in this asset class, out of a firm-wide total of approximately $55.2 billion in assets under management. The Trustees also noted the significant experience of the portfolio manager in this asset class.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $1.3 billion, showed the Fund’s management fee was below the group median for each of the Institutional, Administrative and Investor Classes. The actual total expense ratio for each of the Fund’s share classes was below the group and universe median expense ratios. They noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Global Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for Harbor Global Value Fund (inception date August 7, 2006), the Trustees noted the Fund’s Institutional Class outperformance in relation to its Lipper group and universe medians for the one-year period ended December 31, 2009 and its underperformance in relation to its Lipper group and universe medians for the two- and three-year periods ended December 31, 2009. The Trustees also considered the record showing that the Fund had outperformed its benchmark, the MSCI World (ND) Index, for the one-year period ended December 31, 2009 while the Fund underperformed its benchmark for the two- and three-year periods ended December 31, 2009. The Morningstar data presented showed that the Fund’s one-year rolling return ranked in the first quartile for the period ended December 31, 2009 while the Fund’s three-year rolling return ranked in the fourth quartile for the period ended December 31, 2009. The Trustees noted that while the Fund’s performance had lagged its benchmark, the time period since the Fund’s inception was short relative to market cycles, which made it difficult to draw any meaningful conclusions. It also was noted that the subadviser’s deep value style contributed to the Fund’s underperformance during what has been a particularly challenging market environment.

The Trustees discussed the expertise of Pzena Investment Management, LLC (“Pzena”), the Fund’s subadviser, in managing assets generally and in the global value asset class specifically, noting that Pzena manages assets in the global asset class that constitute approximately $2.6 billion of the $14.3 billion in total assets under management for the firm. The Trustees also discussed the significant experience of the portfolio managers.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $75 million, showed the management fee was below the group median for each of the Institutional, Administrative and Investor Classes. The actual total expense ratio of each of the Fund’s share classes, after giving effect to expense waivers and reimbursements, was below the Lipper group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees or the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the waiver is a contractual expense limitation in effect until February 28, 2011. The Trustees noted that the Adviser’s profitability in operating this Fund was not excessive.

53

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

Harbor Global Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Global Growth Fund (inception date of March 1, 2009), the Trustees observed that the Fund’s Institutional Class performance was above its Lipper group and universe medians for the period from March 31, 2009 to December 31, 2009. The Trustees noted that the Fund had outperformed its benchmark, the MSCI All Country World Index, for the quarter ended December 31, 2009. The Morningstar data presented showed that the Fund’s quarterly return ranked in the first quartile for the period ended December 31, 2009. The Trustees noted the short time period since the Fund’s inception.

The Trustees discussed the expertise of Marsico, the Fund’s subadviser, in managing assets generally and in the global asset class specifically, noting that Marsico managed approximately $1.8 billion in assets in this asset class, out of a firm-wide total of approximately $55.2 billion in assets under management. The Trustees also noted the significant experience of the portfolio manager in this asset class.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the Fund’s management fee was below the group median for each of the Institutional, Administrative and Investor Classes. The actual total expense ratios for each of the Fund’s share classes, after giving effect to expense waivers and reimbursements, were below the group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees or the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the waiver is a contractual expense limitation in effect until February 28, 2011. They noted that the Adviser’s profitability in managing the Fund was negative.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives to the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that each provided to Harbor Funds, and other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees noted that the Adviser operated Harbor Global Growth Fund at a loss and was contractually waiving a portion of its advisory fee while paying Marsico its fee. In addition, the Trustees noted that with respect to Harbor Global Value Fund, the Adviser contractually waived a portion of its advisory fee while paying Pzena its fee. The Trustees determined that the Adviser’s profitability in managing each other Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the existing Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

54

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2010)

The business and affairs of the Trust is managed by or under the direction of the Trustees, and they have all powers necessary or desirable to carry out that responsibility. The Trustees have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the best interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. Except as noted, the address of each Trustee and Officer is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (65) Trustee University of Chicago Booth School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	28	None

Howard P. Colhoun (74) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	28	None

John P. Gould (71) Trustee University of Chicago Booth School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-2006); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	28	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (69) Trustee 6 High Ridge Park Stamford, CT 06905	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-2009); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
INTERESTED TRUSTEE
David G. Van Hooser (63)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	28	None

55

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (40) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (38) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (35) Vice President and Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (41) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (51) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Jodie L. Crotteau (38) Assistant Secretary	Since 2005	Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), and Regulatory Compliance Specialist (2004-2005), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (57) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

56

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com.

We recommend that you read and retain this notice for your personal files

57

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch 1-3 Year US Treasury Index—The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index consisting of all public U.S. Treasury obligations having maturities from 1 to 2.99 years and reflects total return. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

58

Glossary—Continued

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

59

Glossary—Continued

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2500™ Value Index—The Russell 2500™ Value Index is composed of the smallest 2500 of the 3000 largest U.S. companies based on total market capitalization with lower price-to-book ratios and lower forecast growth values. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2500™ Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

60

Glossary—Continued

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

61

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60606-4180

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

06/2010/677,000	FD.SAR.IG.0410

Semi-Annual Report

April 30, 2010

Strategic Markets Funds

	Institutional Class	Administrative Class

Harbor Commodity Real Return Strategy Fund	HACMX	HCMRX

Harbor Unconstrained Bond Fund	HAUBX	HRUBX

This document must be preceded or accompanied by a Prospectus.

Harbor Strategic Markets Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of Harbor Funds’ fiscal year ended April 30, 2010. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The unmanaged indices do not reflect fees and expenses and are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2010
	Institutional Class		Administrative Class
HARBOR STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund	6.18%		6.15%
Harbor Unconstrained Bond Fund	1.00	[b]	0.90	[b]

Unannualized Total Return 6 Months Ended April 30, 2010
COMMONLY USED MARKET INDICES
Dow Jones-UBS Commodity Index Total ReturnSM; commodities	2.21%
BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity	0.12
Barclays Capital U.S. Aggregate Bond; domestic bonds	2.54

	EXPENSE RATIOS[1]
	2008*		2009*	2010
HARBOR STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%[a]		0.94%	0.94%[c]
Administrative Class	1.19	[a]	1.19	1.19	[c]
Harbor Unconstrained Bond Fund
Institutional Class	N/A		N/A	1.05%[d]
Administrative Class	N/A		N/A	1.30	[d]

*	Audited.

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)

a	Annualized for the period September 2, 2008 (inception) through October 31, 2008.

b	For the period April 1, 2010 (inception) through April 30, 2010.

c	Annualized figures for the six-month period ended April 30, 2010.

d	Annualized figures for the period April 1, 2010 (inception) through April 30, 2010.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

The recovery in the financial markets that began in March 2009 continued through Harbor Funds’ fiscal first half ended April 30, 2010. In our Strategic Markets classification, commodity prices fluctuated within a relatively narrow range over the first half of the fiscal year. They ended the six months with a return of just over 2%.

Harbor Strategic Markets Funds

The Harbor Commodity Real Return Strategy Fund outperformed its benchmark, the Dow Jones-UBS Commodity Index Total ReturnSM. The Fund posted a return of 6.18% (Institutional Class) for the first half of the fiscal year while the index returned 2.21%.

The Harbor Unconstrained Bond Fund, which was introduced on April 1, 2010, returned 1.00% (Institutional Class) in its first month of operation.

As always, we would encourage investors to maintain a long-term focus in evaluating their portfolios. Comments by the portfolio managers of the strategic markets funds can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2010
	Unannualized		Annualized
Strategic Markets	6 Months	1 Year	5 Years	10 Years	30 Years
Dow Jones-UBS Commodity Index Total ReturnSM	2.21%	21.98%	0.22%	6.07%	N/A

Domestic Equities
Dow Jones U.S. Total Stock Market IndexSM (entire U.S. stock market)	17.91%	41.12%	3.73%	0.81%	11.39%
S&P 500 Index (large cap stocks)	15.66	38.85	2.63	-0.19	11.48
Russell Midcap® Index (mid cap stocks)	24.93	50.84	5.65	5.74	13.25
Russell 2000® Index (small cap stocks)	28.17	48.95	5.74	4.91	11.16
Russell 3000® Index Growth	16.50	38.69	4.22	-3.37	10.11
Russell 3000® Index Value	18.79	43.10	2.20	3.92	12.27

International & Global
MSCI EAFE (ND) Index (foreign stocks)	2.48%	34.43%	3.86%	1.64%	9.62%
MSCI World (ND) Index (global stocks)	9.40	37.02	3.35	0.41	9.79
MSCI Emerging Markets	12.37	57.13	16.56	11.01	N/A

Fixed Income
BofA Merrill Lynch US High Yield Bond Index (high-yield bonds)	11.65%	44.20%	8.38%	7.43%	N/A
Barclays Capital U.S. Aggregate Bond Index (domestic bonds)	2.54	8.30	5.38	6.43	8.83%
BofA Merrill Lynch US 3-Month Treasury Bill Index (proxy for money market returns)	0.04	0.15	2.86	2.80	5.87

Domestic Equity, International Equity, and Fixed Income

The domestic (U.S.) equities market, as measured by the Dow Jones U.S. Total Stock Market IndexSM, had a total return of 17.91% during the first half of fiscal 2010. Smaller capitalization stocks in the U.S. had even better returns, with the Russell 2000® Index of small cap stocks posting a return of 28.17%.

Large domestic stocks also did well in the fiscal first half with the Standard & Poor’s 500 Index gaining 15.66%. All 10 economic sectors within the S&P 500 Index advanced, led by consumer discretionary and industrials.

Returns on international stocks of developed countries were modestly positive in the fiscal first half of 2010. The MSCI EAFE (ND) Index of stocks in developed international markets returned 2.48%. (All international returns are in U.S. dollars.) A looming debt crisis in Europe and concerns about a possible slowing rate of growth in China weighed upon the performance of foreign stocks. For U.S.-dollar based investors, returns on foreign equities also were weakened by currency effects, as the U.S. dollar rose against most major currencies, including a gain of about 10% against the euro. Although returns in developed international markets were muted, the MSCI Emerging Markets Index posted a return of over 12%.

In fixed income markets, interest rates edged higher and investors continued to seek yield in riskier areas of the market. The high-yield market returned over 11% for the six months, while the broad investment-grade bond market ended up less than 3%. The yield of the 10-Year Treasury Note was 3.66% on April 30, 2010, up from 3.39% at the fiscal year

2

ended October 31, 2009. Money market yields remained at near-zero levels as the Federal Reserve held its federal funds target rate in the range of 0% to 0.25%. The BofA Merrill Lynch US 3-Month Treasury Bill Index, a proxy for money market investments, returned only 0.04%.

Harbor Unconstrained Bond Fund

Effective April 1, 2010, Harbor Funds introduced the Harbor Unconstrained Bond Fund, which is the newest addition to the Harbor Funds line up. The Harbor Unconstrained Bond Fund allows for significant investment discretion to invest in a broad range of fixed-income securities. Chris Dialynas of Pacific Investment Management Company LLC (“PIMCO”) is the portfolio manager of the Harbor Unconstrained Bond Fund.

Investing for the Long Term

While the fiscal first half of 2010 was characterized by decent financial market returns, equity markets started the second half in May and early June by giving up the year-to-date gains. Growing concerns about the ability of Greece and certain other European countries to handle their debt and concerns about the rate of growth in many developed countries, caused equity markets to retreat. The rapid shift in the performance of the markets is a reminder that all investments involve risk and uncertainty.

No one can predict with certainty how equity and debt markets will perform, especially in the shorter term. Given the uncertainty of markets, we encourage investors to make a careful assessment of the risk they are willing to accept and establish an investment plan consistent with such risk and uncertainty over the long term. A diversified portfolio of stocks, bonds and cash in an asset allocation that is consistent with your investment objectives and risk tolerance can be helpful in managing the uncertainty of the markets.

At Harbor Funds, we provide a variety of domestic and international equity, strategic markets, and fixed income funds to help investors build a diversified portfolio designed to achieve their long-term financial goals.

Thank you for your investment in Harbor Funds.

June 18, 2010

David G. Van Hooser

Chairman

3

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2008

PIMCO has subadvised the Fund since its inception on

September 2, 2008.

INVESTMENT GOAL

Seeks maximum real return, consistent with prudent investment management

PRINCIPAL STYLE
CHARACTERISTICS

Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments

Mihir Worah

Management’s Discussion of

Fund Performance

MARKET REVIEW

Commodity prices fluctuated during the six months ended April 30, 2010, before finishing the first half of the fiscal year with a gain of 2.21%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM. The index rose 5.6% during the last two months of calendar 2009 before selling off 7.3% in January 2010. It then gradually gained over the next three months to end the fiscal half-year on a positive. Breakeven inflation levels (i.e., the difference between nominal and real yields) widened in the shorter end of the maturity spectrum and narrowed in the intermediate-to-longer maturity range. While Treasury Inflation-Protected Securities (TIPS) yields declined significantly in the front end of the yield curve and rose modestly in the longer-maturity sector, nominal yields decreased across the maturity spectrum and outperformed TIPS overall.

Policy responses to the financial crisis and economic downturn that began in the second half of calendar 2008 helped to stabilize the global economy in 2009 and into 2010. Riskier assets rallied, with a small pullback coming early in 2010, with corporate bonds, mortgage-backed securities, and emerging-market bonds continuing their strong performance versus Treasuries as spreads narrowed.

PERFORMANCE

Harbor Commodity Real Return Strategy Fund significantly outperformed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark for the six-months ended April 30, 2010. The Fund returned 6.18% (Institutional Class) and 6.15% (Administrative Class) compared with a return of 2.21% by the index.

The following is a summary of the main contributors to the portfolio’s out performance relative to its benchmark.

•	Implementation of commodity structural strategies, which added incremental value through active management.

•

An overweight to total duration via nominal bonds in core Europe, particularly Germany; rates fell amid concern about potential deflation resulting from the sovereign debt crisis in peripheral European economies.

•	Emphasis on shorter-maturity yields via money market futures; central banks indicated that short-maturity rates would remain low for longer than markets had expected.

•	An exposure to high quality bonds of financial companies, where credit premiums continued to tighten.

•	Modest holdings of non-agency mortgages, which gained as technical conditions in these markets were strong.

•	Modest emerging market currency exposure, focused in Asia, against the euro and British pound; these positions gained against developed-country currencies as markets priced in sovereign debt risk.

The main detractor from the portfolio’s performance relative to its benchmark was an underweighted exposure to shorter-maturity TIPS, which rallied on better-than-expected economic data in the first quarter of calendar 2010.

4

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
U.S. Treasury Notes (2.500% - 07/15/2016)	12.2%
U.S. Treasury Notes (1.875% - 07/15/2019)	10.6%
U.S. Treasury Notes (3.000% - 07/15/2012)	8.2%
U.S. Treasury Notes (1.375% - 07/15/2018)	5.3%
U.S. Treasury Notes (1.875% - 07/15/2015)	5.2%
U.S. Treasury Notes (2.000% - 01/15/2014)	3.9%
U.S Treasury Bonds (3.375% - 01/15/2012)	3.5%
U.S. Treasury Notes (2.625% - 07/15/2017)	3.4%
U.S. Treasury Notes (2.125% - 01/15/2019)	3.3%
U.S. Treasury Notes (2.000% - 07/15/2014)	3.1%

OUTLOOK AND STRATEGY

Two core themes create tension and uncertainty in our economic outlook over the next year. First, we continue to expect differentiated regional outcomes owing to differences in pre-crisis conditions. Second, we believe that positive trends in developed economies such as the U.S. over a cyclical timeframe are likely to face structural or secular headwinds such as high levels of sovereign and consumer debt and excess capacity in labor and product markets. In our view, this tension between cyclical and structural factors will be exacerbated by political processes around the world, which means that politics is one of the most critical risk factors in our outlook.

The U.S. is now in the second stage of a three-stage recovery. First, the economy was propped up by fiscal and monetary stimulus. Next came the current stage of inventory rebuilding. The final stage, not yet in evidence, involves job creation and the emergence of self-sustaining final demand. Outside the U.S. severe austerity measures expected on the periphery of the eurozone (Greece, Spain, already underway in Ireland) are not likely to be counterbalanced by expansion in the core, in our view. This is particularly true in Germany, which will remain unwilling to adjust its export-driven economic model to stimulate more consumption. The U.K. has the monetary and currency flexibility to contribute to regional growth but is constrained by its sovereign debt burden.

With respect to strategy, we maintain 100% exposure to the Dow Jones-UBS Commodity Index Total ReturnSM and continue to seek commodity structural strategies that add value. We will target an overall overweight to duration but this will come from exposure to core European nominal interest rates in addition to modest allocations to Australian and Canadian rates. Such exposure offers relatively attractive yields but potentially less price risk than a comparable U.S. position, which could be vulnerable to the unwinding of the Federal Reserve’s unorthodox monetary policies and indigestion in Treasury markets. An underweighted position in TIPS in favor of nominal bonds will likely be maintained given continued disinflationary forces in the U.S. and most of the developed world, as well as the potential for increased issuance to lead to higher long-term real yields. We will continue to avoid exposure to debt-laden peripheral Europe—particularly Greece and Spain.

With respect to nominal yield curve strategies, we will emphasize shorter maturities in the U.S. and Europe, especially those somewhat longer in duration than where money market funds typically invest, as markets are pricing in more and faster central bank tightening than we currently expect. Corporate bonds have rallied strongly recently and profits have been taken. However, we will likely continue to emphasize recession-resistant sectors such as telecom and utilities as well as energy. We also will retain holdings of well-capitalized financial institutions that offer value versus the broader market. We see these holdings as a way to take advantage of the steep yield curve and the “too big to fail” status accorded some banks by regulators.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in commodity-linked instruments, which may be significantly more volatile than other securities. The use of derivative instruments may add additional risk. It also invests in fixed income securities, which fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes and through investments in the Harbor Cayman Commodity Fund Ltd., a wholly-owned subsidiary of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor Commodity Real Return Strategy Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2029

Cusip	411511397

Ticker	HACMX

Inception Date	09/02/2008

Net Expense Ratio	0.94%[a]

Total Net Assets (000s)	$110,455

ADMINISTRATIVE CLASS

Fund #	2229

Cusip	411511389

Ticker	HCMRX

Inception Date	09/02/2008

Net Expense Ratio	1.19%[a]

Total Net Assets (000s)	$337

PORTFOLIO STATISTICS

Average Market Coupon	2.19%

Yield to Maturity	3.56%

Current 30-Day Yield (Institutional Class)	1.30%

Weighted Average Maturity	5.71 years

Weighted Average Duration	4.36 years

Portfolio Turnover Rate (6-Month Period Ended 04/30/2010)	108%	[b]

MATURITY PROFILE (% of investments)

0 to 1 yr.	2.8%

>1 to 5	50.2%

>5 to 10	44.8%

>10 to 15	1.1%

>15 to 20	1.1%

>20 to 25	0.0%

>25 yrs.	0.0%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the Dow Jones-UBS Commodity Index Total ReturnSM. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 09/02/2008 through 04/30/2010

Total Returns For the periods ended 04/30/2010
Harbor Commodity Real Return Strategy Fund
Institutional Class	6.18%	33.63%[c]	N/A	-13.78%	09/02/2008	$7,819
Administrative Class	6.15%	33.10%[c]	N/A	-14.03%	09/02/2008	$7,780
Comparative Index
Dow Jones-UBS Commodity Index Total ReturnSM	2.21%	21.98%	0.22%	-18.47%	—	$7,125

As stated in the Fund’s current prospectus, the expense ratios were 0.96% (Net) and 1.30% (Gross) (Institutional Class); and 1.21% (Net) and 2.03% (Gross) (Administrative Class). The net expense ratios are contractually capped until 02/28/2011. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 30 days.

a	Annualized.

b	Unannualized.

c	The Fund’s performance during the period shown was unusual and an investor should not expect such performance to be sustained.

6

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of -18.5%)

ASSET-BACKED SECURITIES—3.2%
Principal Amount (000s)		Value (000s)

$200	American Money Management Corporation 0.506%—08/08/2017[1,2,3]	$179
495	Ares Clo Funds 0.483%—03/12/2018[1,2,3]	474
785	Argent Securities Inc. 0.463%—10/25/2035[1,3]	708
1,100	Bayview Financial Acquisition Trust 5.660%—12/28/2036[1,4]	1,086
70	First Franklin Mortgage Loan Asset Backed Certificates 0.313%—11/25/2036[1,3]	69
223	HSBC Home Equity Loan Trust 0.606%—09/20/2033[1,3]	201
779	Small Business Administration Participation Certificates 5.510%—11/01/2027[1]	849
22	Wells Fargo Home Equity Trust 0.513%—12/25/2035[1,2,3]	22

TOTAL ASSET-BACKED SECURITIES (Cost $3,545)		3,588

BANK LOAN OBLIGATIONS—1.4%
(Cost $1,470)
1,500	International Lease Finance Corporation 6.750%—03/17/2015[1]	1,532

COLLATERALIZED MORTGAGE OBLIGATIONS—5.0%
300	Arkle Master Issuer plc Series 2010-1 2A 0.340%—02/17/2052[2]	300
72	Bank of America Mortgage Securities Inc. 6.500%—09/25/2033[1]	73
922	Countrywide Home Loan Mortgage Pass Through Trust 5.307%—04/25/2035[1,5]	775
1,968	5.500%—11/25/2035[1]	1,785

		2,560

250	Harborview Mortgage Loan Trust Series 2005-2 CI. 2A1A 0.476%—05/19/2035[1,3]	159
471	Merrill Lynch Mortgage Pass Through Certificates 2.713%—10/20/2035[1,3]	384
800	Wachovia Mortgage Loan Trust LLC Series 2005-B CI. 2A4 5.153%—10/20/2035[1,3]	654

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

$300	Washington Mutual Mortgage Pass Through Certificates 2005 CI. 1A3 4.761%—09/25/2035[5]	$247
320	Series 2007-HY3 CI. 4A1 5.310%—03/25/2037[1,5]	288

		535

1,000	Wells Fargo Mortgage Backed Securities Trust 4.482%—10/25/2035[1,5]	882

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,332)		5,547

CORPORATE BONDS & NOTES—25.6%
200	American Express bank FSB 0.397%—05/29/2012[1,3]	198
400	American Express Credit Corporation 0.458%—12/02/2010[1,3]	400
187	American Express Credit Corporation MTN[6] 0.416%—03/13/2011[1,3]	186
500	Banco Santander Chile 1.557%—04/20/2012[1,2,3]	500
£300	Bank of America Corp. 0.743%—06/11/2012[1]	441
$800	0.756%—09/11/2012[1,3]	789

		1,230

800	Bank of Nova Scotia 3.400%—01/22/2015[1]	811
900	Centex Corporation 5.700%—05/15/2014[1]	932
1,500	Citigroup Funding Inc. MTN[6] 1.299%—05/07/2010[1,3]	1,500
500	Citigroup Inc. 0.340%—05/18/2011[1,3]	498
2,000	Commonwealth Bank of Australia 0.538%—09/17/2014[1,2,3]	2,009
2,900	Dexia Credit Local SA NY 0.652%—03/05/2013[1,2,3]	2,905
800	Ford Motor Credit Company LLC 9.750%—09/15/2020[1]	819
800	GMAC Inc. 7.250%—03/02/2011[1]	819
€2,000	Goldman Sachs Group Inc. 0.963%—02/04/2013[1,3]	2,523
$500	HCA Inc. 7.250%—09/15/2020[1,2]	524
700	HSBC Finance Corporation 0.500%—05/10/2010[1,3]	700
1,000	ING Bank N.V. 1.090%—03/30/2012[1,2,3]	1,001
800	International Lease Finance Corporation MTN[6] 5.400%—02/15/2012[1]	791
500	5.625%—09/20/2013[1]	465

		1,256

1,200	Merrill Lynch & Co. Inc. MTN[6] 0.516%—07/25/2011[1,3]	1,194
200	Metropolitan Life Global Funding 1 1.383%—09/17/2012[1,2,3]	201
300	2.154%—06/10/2011[1,2,3]	305

		506

€500	Morgan Stanley MTN[6] 0.959%—11/29/2013[1,3]	626
1,200	0.988%—03/01/2013[1,3]	1,525

		2,151

7

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)

	€700	New York Life Global Funding 0.763%—12/20/2013[1,3]	$904
	$300	Royal Bank of Scotland plc 4.875%—03/16/2015[1]	308
	300	SLM Corp. 3.215%—11/01/2016[1,5]	229
	700	4.300%—03/17/20141.5	630

			859

	1,415	Svenska Handelsbanken AB 1.257%—09/14/2012[1,2,3]	1,426
	600	UBS AG MTN[6] 1.352%—02/23/2012[1,3]	604
	1,500	Wachovia Corp. MTN[6] 2.114%—05/01/2013[1,3]	1,546

	TOTAL CORPORATE BONDS & NOTES (Cost $28,186)		28,309

FOREIGN GOVERNMENT OBLIGATIONS—3.3%
AUD$	200	Australia Government Bond 3.000%—09/20/2025[1]	194
	800	4.000%—08/20/2020[1]	1,173

			1,367

	€1,600	Bundesrepublik Deutschland 3.750%—01/04/2015[1,7]	2,304

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $3,793)		3,671

MORTGAGE PASS-THROUGH—2.8%
	$911	Federal National Mortgage Association-REMIC[8] 0.613%—07/25/2037[1,3]	908
	930	0.643%—07/25/2037[1,3]	927
	532	0.703%—05/25/2036[1,3]	532
	224	0.708%—02/25/2037[1,3]	220

			2,587

	568	Government National Mortgage Association 0.556%—03/20/2037[1,3]	560

	TOTAL MORTGAGE PASS-THROUGH (Cost $3,120)		3,147

PURCHASED OPTIONS—0.1%
No. of Contracts
	3,060	Commodity Options 07/17/2010	9
	1,440	12/31/2011	86

	TOTAL PURCHASED OPTIONS (Cost $140)		95

U.S. GOVERNMENT OBLIGATIONS—77.1%
Principal Amount (000s)
	$1,100	U.S. Treasury Bonds 1.125%—06/30/2011[1,7]	1,108
	1,035	1.750%—01/15/2028[7]	1,025
	115	2.375%—01/15/2025[1,7]	125
	3,662	3.375%—01/15/2012[1,7]	3,928

			6,186

U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

$2,051	U.S. Treasury Notes 0.625%—04/15/2013[1,7]	$2,108
1,434	1.250%—04/15/2014[1,7]	1,498
8,344	1.375%—07/15/2018-01/15/2020[1,7]	8,529
1,442	1.625%—01/15/2015-01/15/2018[1,7]	1,515
19,252	1.875%—07/15/2013-07/15/2019[1,7]	20,489
9,352	2.000%—01/15/2014-01/15/2016[1,7]	10,054
3,331	2.125%—01/15/2019[1,7]	3,605
4,829	2.375%—04/15/2011-01/15/2017[1,7]	5,113
12,133	2.500%—07/15/2016[1,7]	13,503
3,347	2.625%—07/15/2017[1,7]	3,759
8,384	3.000%—07/15/2012[1,7]	9,083

		79,256

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $83,582)		85,442

SHORT-TERM INVESTMENTS—7.1%
COMMERCIAL PAPER—0.7%
800	Barclays Bank plc[1]	800

REPURCHASE AGREEMENTS—0.8%
906	Repurchase Agreement with State Street Corp. dated April 30, 2010 due May 3, 2010 at 0.010% collateralized by Federal National Mortgage Association (market value $928)	906

U.S. GOVERNMENT AGENCIES—5.2%
300	Federal Home Loan Bank Discount Notes 0.180%—06/18/2010[1]	300
1,300	0.185%—07/02/2010[1]	1,299
200	0.194%—07/16/2010[1]	200

		1,799

300	Federal Home Loan Mortgage Corp. Discount Notes 0.175%—06/04/2010[1]	300
800	0.194%—07/26/2010[1]	799
900	0.200%—07/09/2010[1]	900
100	0.210%—08/09/2010[1]	100
300	0.239%—09/21/2010[1]	300

		2,399

400	Federal National Mortgage Association Discount Notes 0.150%—06/02/2010[1]	400
400	0.160%—06/14/2010[1]	400
700	0.200%—07/21/2010[1]	700

		1,500

		5,698

U.S. TREASURY BILLS—0.4%
10	U.S. Treasury Bills 0.208%—08/26/2010[1]	10
420	1.229%—08/26/2010[1]	419

		429

TOTAL SHORT-TERM INVESTMENTS (Cost $7,834)		7,833

TOTAL INVESTMENTS—125.6% (Cost $137,002)		139,164

CASH AND OTHER ASSETS, LESS LIABILITIES—(25.6)%		(28,372)

TOTAL NET ASSETS—100.0%		$110,792

8

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS OPEN AT APRIL 30, 2010

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Interest Rate-3 month (Buy)	30	€7,500	12/2010	$24
Eurodollar Futures-CME 90 day (Buy)	50	$12,500	06/2010	61
Eurodollar Futures-CME 90 day (Buy)	143	35,750	09/2010	—
United Kingdom Pound Sterling Interest Rate-3 month (Buy)	5	£625	12/2010	1
Wheat Futures (Buy)	18	$90	07/2010	33
Wheat Futures (Buy)	5	25	12/2010	(2)
Wheat Futures (Sell)	(18)	(90)	07/2010	(21)
Wheat Futures (Sell)	(5)	(25)	12/2010	2

				$98

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2010

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
British Pound Sterling (Sell)	$714	$706	06/2010	$(8)
Chinese Yuan (Buy)	515	519	06/2010	(4)
Chinese Yuan (Buy)	207	210	01/2011	(3)
Chinese Yuan (Sell)	208	210	06/2010	2
Euro Currency (Sell)	8,450	8,519	05/2010	69
Japanese Yen (Sell)	597	603	05/2010	6
Mexican Peso (Buy)	750	728	09/2010	22
Mexican Peso (Sell)	750	756	09/2010	6
Singapore Dollar (Buy)	610	590	06/2010	20
Singapore Dollar (Sell)	102	100	06/2010	(2)
South Korean Won (Buy)	247	232	07/2010	15
South Korean Won (Buy)	159	151	08/2010	8
South Korean Won (Buy)	504	481	11/2010	23
South Korean Won (Sell)	102	100	11/2010	(2)

				$152

SWAP AGREEMENTS OPEN AT APRIL 30, 2010

TOTAL RETURN SWAPS ON INDICIES
Counterparty	Floating Rate	Pay/Receive Floating Rate	Index	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2010	$9,420	$57
Barclays Bank plc	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2010	5,490	33
Barclays Bank plc	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2010	9,170	56
Credit Suisse First Boston	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2010	6,800	41
Goldman Sachs Bank USA	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2010	16,070	97
Goldman Sachs Bank USA	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2010	11,710	70
JP Morgan Chase	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2010	1,510	9
Morgan Stanley Capital Services Inc.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2010	20,440	112
Morgan Stanley Capital Services Inc.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2010	890	6
Morgan Stanley Capital Services Inc.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2010	7,570	45
Morgan Stanley Capital Services Inc.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2010	17,290	104
Morgan Stanley Capital Services Inc.	U.S. Treasury Bill	Receive	S&P GSCI Copper Total Return Index	05/26/2010	10	—
Royal Bank of Scotland plc	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2010	1,200	7
UBS AG	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	05/26/2010	2,230	13

Total Return Swaps on Indicies						$650

TOTAL RETURN SWAPS ON COMMODITIES
Counterparty	Reference Entity	Pay/Receive Fixed Price	Fixed Price per Unit	Expiration Date	Number of Units	Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services Inc.	Corn December 2010 Futures	Pay	$447.000	11/26/2010	5,000	$(3)
Morgan Stanley Capital Services Inc.	Corn December 2010 Futures	Pay	441.600	11/26/2010	(2,000)	1
Royal Bank of Scotland plc	Lead March 2010 Futures	Pay	2,066.000	03/16/2011	125	24
Royal Bank of Scotland plc	Lead March 2010 Futures	Pay	2,120.000	03/16/2011	125	31

Total Return Swaps on Commodities						$53

9

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
Bank of America NA	General Electric Capital Corporation Senior Bond	Sell	1.000%	03/20/2011	0.760%	$1	$(4)	500	$5
	5.625% due 09/15/2017
Morgan Stanley Capital Services Inc.	General Electric Capital Corporation Senior Bond	Sell	1.000	03/20/2011	0.760	2	(8)	900	10
	5.625% due 09/15/2017
Deutsche Bank AG	ING Verzekeringen N.V. Senior Bond	Sell	1.400	06/20/2011	0.950	1	—	200	1
	4.000% due 09/18/2013
Goldman Sachs International	International Lease Finance Corporation Senior Bond	Buy	5.000	03/20/2012	3.630	(20)	56	800	(76)
	5.550% due 09/05/2012
Bank of America NA	International Lease Finance Corporation Senior Bond	Buy	5.000	09/20/2013	4.030	(14)	(13)	500	(1)
	5.550% due 09/05/2012
BNP Paribas S.A.	Centex Corporation Senior Bond	Buy	1.000	06/20/2014	0.990	—	(11)	900	11
	5.250% due 06/15/2015
Bank of America NA	French Republic	Sell	0.250	06/20/2015	0.600	(3)	(4)	200	1
	4.250% due 04/25/2019
HSBC Bank USA, N.A.	Federative Republic of Brazil	Sell	1.000%	06/20/2015	1.230%	(10)	(10)	900	—
	12.250% due 03/06/2030
Bank of America NA	United Kingdom of Great Britain and Northern Ireland	Sell	1.000	06/20/2015	0.720	7	6	500	1
	4.250% due 06/07/2032

Credit Default Swaps									$(48)

VARIANCE SWAPS ON COMMODITIES
Counterparty	Reference Assets	Pay/Receive Variance[f]	Initial Reference Value	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services Inc.	London Gold Market Fix Ltd.	Pay	$26.000	05/06/2010	$200	$9
Credit Suisse First Boston	Dow Jones-UBS Commodity Index Total ReturnSM	Receive	370.434	05/26/2010	478	5
Credit Suisse First Boston	S&P GSCI Copper Total Return Index	Pay	661.141	05/26/2010	473	2
Morgan Stanley Capital Services Inc.	S&P GSCI Kansas Wheat Official Close	Pay	43.165	05/26/2010	168	4
Morgan Stanley Capital Services Inc.	S&P GSCI Kansas Wheat Official Close	Receive	19.673	05/26/2010	161	(5)
Royal Bank of Scotland plc	S&P GSCI Lead Official Close	Receive	243.304	05/26/2010	771	3
Goldman Sachs Bank USA	London Gold Market Fix Ltd.	Pay	742.563	04/12/2011	1,100	9
Deutsche Bank AG	Wheat June 2010 Futures	Pay	565.770	05/17/2011	100	3
Deutsche Bank AG	Wheat June 2011 Futures	Pay	570.670	05/17/2011	400	12

Variance Swaps						$42

INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.140%	01/02/2012	R$	600	$(1)
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.600	01/02/2012		1,700	6
Goldman Sachs Bank USA	Brazil Cetip Interbank Deposit	Pay	11.670	01/02/2012		600	1
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.670	01/02/2012		800	2
Goldman Sachs Bank USA	Brazil Cetip Interbank Deposit	Pay	11.890	01/02/2013		3,000	(18)
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.890	01/02/2013		700	(5)
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.980	01/02/2013		500	(2)
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.170	01/02/2013		300	(2)

Interest Rate Swaps							$(19)

Total Swaps							$678

10

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS OPEN AT APRIL 30, 2010

Description	Number of Shares/Contracts	Strike Index/ Price/Rate		Expiration Date	Value (000s)
Interest Rate Swap Option 5 year (Call)	(2)	250.00	[y]	12/31/2011	$(32)
Interest Rate Swap Option 5 year (Call)	(12)	300.00	[y]	12/31/2011	(53)
Currency Option—US Dollar versus Japanese Yen (Put)	(200,000)	¥90.00		07/01/2010	(1)
Currency Option—US Dollar versus Japanese Yen (Put)	(100,000)	90.00		07/01/2010	(1)
Inflation-Linked Swap Option 5 year (Call)	(800,000)	2.50%		12/07/2010	(1)
Inflation-Linked Swap Option 5 year (Put)	(800,000)	1.00		12/14/2010	—
Interest Rate Swap Option 5 year (Put)	(1,000,000)	5.00		06/15/2010	—
Interest Rate Swap Option 5 year (Put)	(15)	71.50		07/15/2010	(6)
Interest Rate Swap Option 10 year (Call)	(2,900,000)	3.25		08/31/2010	(11)
Interest Rate Swap Option 10 year (Call)	(1,200,000)	3.50		08/31/2010	(10)
Interest Rate Swap Option 10 year (Call)	(3,200,000)	3.25		10/29/2010	(19)
Interest Rate Swap Option 10 year (Call)	(1,300,000)	3.25		10/29/2010	(8)
Interest Rate Swap Option 10 year (Put)	(1,200,000)	4.50		08/31/2010	(5)
Interest Rate Swap Option 10 year (Put)	(2,900,000)	4.75		08/31/2010	(6)
Interest Rate Swap Option 10 year (Put)	(2,100,000)	6.00		08/31/2010	—
Interest Rate Swap Option 10 year (Put)	(3,200,000)	5.00		10/29/2010	(11)
Interest Rate Swap Option 10 year (Put)	(1,300,000)	5.00		10/29/2010	(4)
U.S. Treasury Bonds-30 year Future (Call)	(3)	$119.00		05/01/2010	(3)
U.S. Treasury Bonds-30 year Future (Put)	(3)	111.00		05/01/2010	—
U.S. Treasury Notes-10 year Future (Call)	(12)	118.00		05/01/2010	(7)
U.S. Treasury Notes-10 year Future (Call)	(3)	119.00		05/01/2010	(1)
U.S. Treasury Notes-10 year Future (Put)	(3)	114.00		05/01/2010	—
U.S. Treasury Notes-10 year Future (Put)	(12)	115.00		05/01/2010	(1)

Written options outstanding, at value (premiums received of $308)					$(180)

FAIR VALUE MEASUREMENTS

Holdings in Futures Contracts valued at $72, holdings in Written Options valued at $(20), and holdings in Purchase Options valued at $9 are classified as Level 1. All other holdings at April 30, 2010 (as disclosed in the preceding Consolidated Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

11

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

12

1	At April 30, 2010, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Notes to Financial Statements.) The securities pledged had an aggregate market value of $136,591 or 123% of net assets.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the advisor (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Harbor Funds’ Board of Trustees. At April 30, 2010, these securities were valued at $9,846 or 9% of net assets.

3	Floating rate security. The stated rate represents the rate in effect at April 30, 2010.

4	Step coupon security.

5	Variable rate security. The stated rate represents the rate in effect at April 30, 2010.

6	MTN after the name of a security stands for Medium Term Note.

7	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

8	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identifìed as "Defaulted" indicates a credit event has occurred for the referenced entity or obligation.

d	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defìned under the terms of that particular swap agreement.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profìt) for the credit derivative should the notional amount of the swap agreement been closed/ sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

y	Amount represents Index Value.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

€	Euro.

¥	Japanese Yen.

The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

13

Harbor Unconstrained Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Chris Dialynas

Since 2010

PIMCO has subadvised the Fund since its inception on

April 1, 2010.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE
CHARACTERISTICS

Broad range of fixed income instruments without benchmark constraints or significant sector/ instrument limitations

Chris Dialynas

Management’s Discussion of

Fund Performance

MARKET REVIEW

Harbor Unconstrained Bond Fund commenced operations on April 1, 2010. The Fund’s inception occurred in a market environment in which interest rates rose and yield curves continued to steepen in the U.S., the U.K., and Europe. A rally in riskier sectors had continued through the end of calendar 2009, but early in 2010 investors sought the relative safety of U.S. bonds amid concern about sovereign debt risk, especially in Greece and other peripheral eurozone economies. Another factor helping to hold down yields were comments by the Federal Reserve that an increase in the federal funds rate was not imminent. However, as economic data continued to trend positive, riskier assets again outperformed in March as well as in April, the Fund’s first month of operations. While the Fed kept its main policy rate unchanged, it raised the discount rate at which member banks can borrow during the first quarter of calendar 2010. It also ended programs that were designed to support the housing market and the consumer finance sector. The Fed concluded its $1.25 trillion agency mortgage purchase program in March and also ended the subscription period for purchasing consumer asset-backed securities under the Term Asset-backed Securities Loan Facility (TALF).

PERFORMANCE

Harbor Unconstrained Bond Fund had positive returns from its inception on April 1, 2010, through April 30, 2010. The Fund posted returns of 1.00% (Institutional Class) and 0.90% (Administrative Class). For the same period the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index returned 0.01% and the Barclays Capital U.S. Aggregate Bond Index returned 1.04%.

The following is a summary of the main contributors to the portfolio’s performance.

•	An exposure to longer-duration U.S. securities added to performance as 10-year yields fell 17 basis points in April.

•	An allocation to investment-grade corporate bonds was positive, as most companies beat earnings estimates.

•	Tactical holdings of high-yield bonds added to returns as high-yield credits continued to outperform in April.

•	Tactical exposure to local rates in Brazil added to performance as debt denominated in Brazilian currency (the real) outperformed in April.

The main detractor from portfolio performance was a negative allocation to agency mortgages, which posted a positive return for the month.

OUTLOOK AND STRATEGY

Two core themes create tension and uncertainty in our economic outlook over the next year. First, we continue to expect differentiated regional outcomes owing to differences in pre-crisis conditions. Second, we believe that positive trends in developed economies such as the U.S. over a cyclical timeframe are likely to face structural or secular headwinds such as high levels of sovereign and consumer debt and excess capacity in labor and product markets. In our view, this tension between cyclical and structural

14

Harbor Unconstrained Bond Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
U.S. Treasury Notes (3.750% - 11/15/2018)	15.2%
American General Finance Corporation (7.250% - 04/21/2015)	12.4%
U.S. Treasury Notes (3.625% - 02/15/2020)	12.3%
U.S Treasury Notes (0.750% - 11/30/2011)	4.9%
Royal Bank of Scotland plc (5.500% - 03/23/2020)	3.3%
Federal Home Mortgage Loan Corp. REMIC (5.500% - 03/15/2017)	2.5%
U.S. Treasury Notes (1.375% - 01/15/2020)	2.5%
U.S. Treasury Notes (1.000% - 03/31/2012)	2.5%
Wachovia Bank Commercial Mortgage Trust (5.275% - 11/15/2048)	2.5%
Federal Home Loan Mortgage Corp. REMIC (5.000% - 03/15/2025)	1.3%

factors will be exacerbated by political processes around the world, which means that politics is one of the most critical risk factors in our outlook.

We will remain cautious with portfolio risk exposures in light of global economic uncertainty and relatively rich valuations for many fixed income assets. There are, however, a number of prudent strategies available to enhance returns. We will target an overall long allocation to duration but this will come from exposure to core European interest rates and a modest allocation to Brazilian local rates, where guidelines permit. Such exposure offers relatively attractive yields but potentially less price risk than a comparable U.S. position, which could be vulnerable to the unwinding of the Federal Reserve’s (Fed’s) unorthodox monetary policies and indigestion in Treasury markets. We plan to retain our negative allocation to agency mortgage-backed securities, which now trade near their most expensive levels ever. More favorable opportunities to own these securities could arise following the end of the Fed’s mortgage purchase program in March. Corporate bonds have rallied strongly so we will retain a focus on high-grade corporate sectors with defensive characteristics and assets that typically provide strong collateral, such as pipeline, utility, telecom, and energy companies. We plan to trim holdings of financials after their recent rally.

We plan to hold high quality emerging-market sovereign credits from countries such as Mexico, Brazil, Korea, and Russia, which have low levels of debt relative to the size of their economies. In addition, we plan to increase our emerging-market corporate and quasi-sovereign exposure in credits from high quality countries. We believe that these bonds stand to benefit from improved economic conditions in emerging markets and offer attractive value compared to U.S. corporate bonds. In the municipal sector we will continue to favor longer-maturity taxable issues, especially Build America Bonds. We would expect substantial new issuance to support favorable valuations for Build America Bonds versus comparably-rated corporate issues. Finally, we will look to add to existing positions in Treasury Inflation-Protected Securities, where new issuance is expected to be light and which offer a potential hedge against long-run inflation risks.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Employing an unconstrained investment approach, the Fund may be exposed to certain types of securities, credit qualities, maturities, countries and regions not reflected in other fixed income indices. For example, high-yield, or below investment grade, securities carry a higher degree of credit risk, and may be speculative and more volatile. Investing in emerging markets may entail risk due to foreign economic and political developments. Also, foreign currency exposure can entail significant volatility and this may be amplified with the currencies of developing countries. As a result, investors considering an investment in the Fund should be prepared to accept significant volatility in the Fund’s performance, particularly over shorter time periods, due to the unconstrained nature of the Fund’s investment approach.

15

Harbor Unconstrained Bond Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2032

Cusip	411512817

Ticker	HAUBX

Inception Date	04/01/2010

Net Expense Ratio	1.05%

Total Net Assets (000s)	$3,893

ADMINISTRATIVE CLASS

Fund #	2232

Cusip	411512791

Ticker	HRUBX

Inception Date	04/01/2010

Net Expense Ratio	1.30%

Total Net Assets (000s)	$151

PORTFOLIO STATISTICS

Average Market Coupon	3.06%

Yield to Maturity	1.42%

Current 30-Day Yield (Institutional Class)	0.59%

Weighted Average Maturity	4.93 years

Weighted Average Duration	3.14 years

Portfolio Turnover Rate (1-Month Period Ended 04/30/2010)	492%	[b]

MATURITY PROFILE (% of investments)

0 to 1 yr.	63.4%

>1 to 5	-15.1%

>5 to 10	35.5%

>10 to 15	14.9%

>15 to 20	0.0%

>20 to 25	0.0%

>25 yrs.	1.3%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index and Barclays Capital U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 04/01/2010 through 04/30/2010

Total Returns For the periods ended 04/30/2010
Harbor Unconstrained Bond Fund
Institutional Class	N/A	N/A	N/A	1.00%	04/01/2010	$10,100
Administrative Class	N/A	N/A	N/A	0.90%	04/01/2010	$10,090
Comparative Indices
BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity	0.12%	0.55%	3.57%	0.01%	—	$10,001
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	1.04%	—	$10,104

As stated in the Fund’s current prospectus, the expense ratios were 1.05% (Net) and 3.48% (Gross) (Institutional Class); and 1.30% (Net) and 3.73% (Gross) (Administrative Class). The net expense ratios are contractually capped until 03/31/2011. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

16

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of 30.1%)

ASSET-BACKED SECURITIES—0.5%
(Cost $20)
Principal Amount (000s)		Value (000s)

$21	Truman Capital Mortgage Loan Trust 0.603%—01/25/2034[1,2,3]	$21

COLLATERALIZED MORTGAGE OBLIGATIONS—7.5%
50	Bank of America Alternative Loan Trust Pass Through Certificates CI. CB1 5.750%—04/25/2033[3]	51
30	Bank of America Funding Corp. Series 2004 A MTG CTF CI. 4A1 3.579%—06/20/20323.4	28
52	Bear Stearns Adjustable Rate Mortgage Trust Series 2005-5 CI. A1 2.530%—08/25/2035[2,3]	50
28	GE Capital Commercial Mortgage Corp. Series 2002-1 MTG CTF A2 5.994%—12/10/2035[3]	28
37	Impac CMB Trust Series 2004-4 CI. 1A1 0.903%—09/25/2034[3,4]	28
17	Mast Adjustable Rate Mortgages Trust Pass Through Certificates 2004-4 CI. 3A1 2.313%—05/25/2034[3,4]	16
100	Wachovia Bank Commercial Mortgage Trust Pass Through 2006 C29 CI. A2 5.275%—11/15/2048[3]	102

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $298)		303

CORPORATE BONDS & NOTES—18.3%
500	American General Finance Corporation 7.250%—04/21/2015[3]	502
50	Countrywide Financial Corporation 5.800%—06/07/2012[3]	53
50	Morgan Stanley Group Inc. 6.750%—04/15/2011[3]	52
€100	Royal Bank of Scotland plc 5.500%—03/23/2020[3]	133

TOTAL CORPORATE BONDS & NOTES (Cost $736)		740

MORTGAGE PASS-THROUGH—5.0%
Principal Amount (000s)		Value (000s)

$53	Federal Home Loan Mortgage Corp. REMIC[5] 5.000%—03/15/2025[3]	$54
97	5.500%—03/15/2017[3]	101

		155

51	Federal National Mortgage Association REMIC[5] Series 2004-11 CI.1A 0.383%—03/25/2034[2,3]	46

TOTAL MORTGAGE PASS-THROUGH (Cost $200)		201

U.S. GOVERNMENT OBLIGATIONS—38.6%
50	U.S. Treasury Bonds 4.625%—02/15/2040[3,6]	51
	U.S. Treasury Notes
200	0.750%—11/30/2011[3,6]	200
100	1.000%—03/31/2012[3,6]	100
100	1.375%—01/15/2020[3,6]	101
500	3.625%—02/15/2020[3,6]	499
600	3.750%—11/15/2018[3,6]	613

		1,513

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $1,538)		1,564

SHORT-TERM INVESTMENTS—26.2%
REPURCHASE AGREEMENTS
400	Repurchase Agreement with Barclay’s Capital dated April 30, 2010 due May 3, 2010 at 0.200% collateralized by U.S. Treasury Notes (market value $400)[3]	400
400	Repurchase Agreement with Deutsche Bank dated April 30, 2010 due May 3, 2010 at 0.200% collateralized by U.S. Treasury Notes (market value $400)[3]	400
100	Repurchase Agreement with Greenwich Bank dated April 30, 2010 due May 3, 2010 at 0.200% collateralized by U.S. Treasury Bills (market value $100)[3]	100
159	Repurchase Agreement with State Street Corp. dated April 30, 2010 dated May 3, 2010 at 0.010% collateralized by U.S. Treasury Notes (market value $165)	159

TOTAL SHORT-TERM INVESTMENTS (Cost $1,059)		1,059

TOTAL INVESTMENTS—96.1% (Cost $3,851)		3,888

CASH AND OTHER ASSETS LESS LIABILITIES—3.9%		156

TOTAL NET ASSETS—100.0%		$4,044

17

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

FUTURES CONTRACTS OPEN AT APRIL 30, 2010

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Interest Rate-3 month (Buy)	3	€750	09/2010	$—
U.S. Treasury Note Futures-10 year (Buy)	5	$500	06/2010	7

				$7

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2010

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Buy)	$30	$29	06/2010	$1
British Pound Sterling (Sell)	23	23	06/2010	—
Chinese Yuan (Buy)	99	100	01/2011	(1)
Chinese Yuan (Buy)	176	177	04/2011	(1)
Euro Currency (Buy)	1	1	05/2010	—
Euro Currency (Sell)	238	242	05/2010	3
South Korean Won (Buy)	12	12	11/2010	—

				$2

SWAP AGREEMENTS OPEN AT APRIL 30, 2010

INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	11.960%	01/02/2014	R$	200	(2)
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.200%	01/02/2014		700	(4)

Total Swaps							$(6)

WRITTEN OPTIONS OPEN AT APRIL 30, 2010

Description	Number of Contracts	Strike Index/ Price/Rate	Expiration Date	Value (000s)
Credit Default Swap Option 5 year (Call)	(100,000)	0.80%	09/15/2010	$—
Credit Default Swap Option 5 year (Put)	(100,000)	1.40	09/15/2010	(1)
U.S. Treasury Notes-10 year Future (Call)	(2)	$118.00	05/10/2010	(1)
U.S. Treasury Notes-10 year Future (Call)	(2)	119.00	05/10/2010	(1)
U.S. Treasury Notes-10 year Future (Put)	(4)	115.00	05/10/2010	—

Written options outstanding, at value (premiums received of $3)				$(3)

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2010

Par Value (000s)	Security	Value (000s)
$(2,000)	Federal National Mortgage Association TBA (proceeds $2,075)	$(2,088)

FAIR VALUE MEASUREMENTS

Holdings in the Futures Contracts valued at $7 and holdings in the Written Options valued at $(3) are classified as Level 1. All other holdings at April 30, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

18

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Harbor Funds’ Board of Trustees. At April 30, 2010, these securities were valued at $21 or 1% of net assets.

2	Floating rate security. The stated rate represents the rate in effect at April 30, 2010.

3	At April 30, 2010, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $3,729 or 92% of net assets.

4	Variable rate security. The stated rate represents the rate in effect at April 30, 2010.

5	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

6	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

R$	Brazilian Real.

€	Euro.

The accompanying notes are an integral part of the Financial Statements.

19

Harbor Strategic Markets Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2010 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund
ASSETS
Investments, at identified cost*	$137,002	$3,851
Investments, at value	$138,258	$2,829
Repurchase agreements	906	1,059
Cash-restricted	—	22
Cash	213	—
Foreign currency, at value (cost: $263; $14)	263	14
Receivables for:
Investments sold	1,815	2,076
Capital shares sold	89	114
Interest	683	20
Open forward currency contracts	152	2
Unrealized appreciation on swap agreements	678	—
Swap premiums paid	44	2
Variation margin on futures contracts	5	3
Withholding tax receivable	1	—
Other assets	33	20
Prepaid insurance	1	—
Total Assets	143,141	6,161
LIABILITIES
Payables for:
Due to broker	696	—
Investments purchased	31,316	—
Capital shares reacquired	39	—
Investments sold short, at value (proceeds: $0; $2,075)	—	2,088
Written options, at value (premium received: $308; $3)	180	3
Unrealized depreciation on swap agreements	—	6
Variation margin on futures contracts	16	—
Accrued expenses:
Management fees	76	3
Transfer agent fees	5	—
Other	21	17
Total Liabilities	32,349	2,117
NET ASSETS	$110,792	$4,044
Net Assets Consist of:
Paid-in capital	$104,595	$4,007
Undistributed/(accumulated) net investment income/(loss)	118	1
Accumulated net realized gain/(loss)	2,863	8
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	2,964	18
Unrealized appreciation/(depreciation) of futures and forward contracts	252	10
	$110,792	$4,044
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$110,455	$3,893
Shares of beneficial interest[2]	15,541	386
Net asset value per share[1]	$7.11	$10.10
Administrative Class
Net assets	$337	$151
Shares of beneficial interest[2]	48	15
Net asset value per share[1]	$7.10	$10.09

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the Financial Statements.

20

Harbor Strategic Markets Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2010 (Unaudited)

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund[a]
Investment Income
Interest	$933	$4
Total Investment Income	933	4
Operating Expenses
Management fees	394	3
12b-1 fees:
Administrative Class	—	—
Shareholder communications	20	5
Custodian fees	57	4
Transfer agent fees:
Institutional Class	39	—
Administrative Class	—	—
Professional fees	3	2
Trustees’ fees and expenses	1	—
Registration fees	22	8
Miscellaneous	1	1
Total expenses	537	23
Transfer agent fees waived	(12)	—
Other expenses waived	(93)	(20)
Net expenses	432	3
Net Investment Income/(Loss)	501	1
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	847	3
Foreign currency transactions	296	2
Swap agreements	1,380	—
Futures contracts	338	3
Written options	210	—
Change in net unrealized appreciation/(depreciation) of:
Investments	887	38
Investments sold short	—	(14)
Swap agreements	588	(6)
Futures contracts	(101)	7
Forwards	146	3
Written options	48	—
Translations of assets and liabilities in foreign currencies	3	—
Net gain/(loss) on investment transactions	4,642	36
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,143	$37

a	For the period April 1, 2010 (Inception) through April 30, 2010.

The accompanying notes are an integral part of the Financial Statements.

21

Harbor Strategic Markets Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund
	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009	April 1, 2010[a] through April 30, 2010
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
Operations
Net investment income/(loss)	$501	$723	$1
Net realized gain/(loss) on investments	3,071	6,922	8
Net unrealized appreciation/(depreciation) of investments	1,571	1,810	28
Net increase/(decrease) in assets resulting from operations	5,143	9,455	37
Distributions to Shareholders
Net investment income:
Institutional Class	(6,855)	(217)	—
Administrative Class	(26)	(1)	—
Net realized gain on investments:
Institutional Class	(104)	—	—
Total distributions to shareholders	(6,985)	(218)	—
Net Increase/(Decrease) Derived from Capital Share Transactions	41,901	59,354	4,007
Net increase/(decrease) in net assets	40,059	68,591	4,044
Net Assets
Beginning of period	70,733	2,142	—
End of period*	$110,792	$70,733	$4,044
* Includes undistributed/(accumulated) net investment income/(loss) of :	$118	$6,498	$1

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

22

Harbor Strategic Markets Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund
	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009	April 1, 2010 [a] through April 30, 2010
	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$43,690	$63,855	$3,857
Net proceeds from redemption fees	4	9	—
Reinvested distributions	5,940	177	—
Cost of shares reacquired	(7,843)	(4,802)	—
Net increase/(decrease) in net assets	$41,791	$59,239	$3,857
Administrative Class
Net proceeds from sale of shares	$88	$114	$150
Net proceeds from redemption fees	—	—	—
Reinvested distributions	26	1	—
Cost of shares reacquired	(4)	—	—
Net increase/(decrease) in net assets	$110	$115	$150
SHARES
Institutional Class
Shares sold	6,106	10,077	386
Shares issued due to reinvestment of distributions	851	27	—
Shares reacquired	(1,105)	(740)	—
Net increase/(decrease) in shares outstanding	5,852	9,364	386
Beginning of period	9,689	325	—
End of period	15,541	9,689	386
Administrative Class
Shares sold	13	17	15
Shares issued due to reinvestment of distributions	4	—	—
Shares reacquired	(1)	—	—
Net increase/(decrease) in shares outstanding	16	17	15
Beginning of period	32	15	—
End of period	48	32	15

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

23

Harbor Strategic Markets Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Institutional Class
	6-Month Period Ended April 30, 2010		Year Ended October 31
			2009		2008[e]
	(Unaudited)
Net asset value beginning of period	$7.28		$6.30		$10.00
Income from Investment Operations
Net investment income/(loss)	(0.06)[a,h]		0.06	[a]	0.02	[a]
Net realized and unrealized gains/(losses) on investments	0.50		0.97		(3.69)
Total from investment operations	0.44		1.03		(3.67)
Less Distributions
Dividends from net investment income	(0.60)		(0.05)		(0.04)
Distributions from net realized capital gains[1]	(0.01)		—		—
Total distributions	(0.61)		(0.05)		(0.03)
Proceeds from redemption fees	—	[f]	—	[f]	—	[f]
Net asset value end of period	7.11		7.28		6.30
Net assets end of period (000s)	$110,455		$70,498		$2,047
Ratios and Supplemental Data (%)
Total return	6.18%[b,d]		16.55%[b]		(36.82)%[b,d]
Ratio of total expenses to average net assets[2]	1.17	[c]	1.30		29.89	[c]
Ratio of net expenses to average net assets	0.94	[a,c]	0.94	[a]	0.94	[a,c]
Ratio of net investment income to average net assets	1.10	[a,c]	2.72	[a]	1.56	[a,c]
Portfolio turnover	108	[d]	515		295	[d]

HARBOR UNCONSTRAINED BOND FUND
	Institutional Class		Administrative Class
	1-Month Period Ended April 30, 2010[g]		1-Month Period Ended April 30, 2010[g]
	(Unaudited)		(Unaudited)
Net asset value beginning of period	$10.00		$10.00
Income from Investment Operations
Net investment income/(loss)	—	[a]	—	[a]
Net realized and unrealized gains/(losses) on investments	0.10		0.09
Total from investment operations	0.10		0.09
Less Distributions
Dividends from net investment income	—		—
Distributions from net realized capital gains[1]	—		—
Total distributions	—		—
Net asset value end of period	10.10		10.09
Net assets end of period (000s)	$3,893		$151
Ratios and Supplemental Data (%)
Total return	1.00%[b,d]		0.90%[b,d]
Ratio of total expenses to average net assets[2]	7.50	[c]	7.62	[c]
Ratio of net expenses to average net assets	1.05	[a,c]	1.30	[a,c]
Ratio of net investment income to average net assets	0.40	[a,c]	0.11	[a,c]
Portfolio turnover	492	[d]	492	[d]

24

Administrative Class
6-Month Period Ended April 30, 2010		Year Ended October 31
		2009		2008[e]
(Unaudited)
$7.26		$6.30		$10.00

(0.24)[a,h]		0.03	[a]	0.01	[a]
0.68		0.97		(3.69)
0.44		1.00		(3.68)

(0.59)		(0.04)		(0.02)
(0.01)		—		—
(0.60)		(0.04)		(0.02)
—	[f]	—	[f]	—	[f]
7.10		7.26		6.30
$337		$235		$95

6.15%[b,d]		16.02%[b]		(36.83)%[b,d]
1.42	[c]	2.03		30.36	[c]
1.19	[a,c]	1.19	[a]	1.19	[a,c]
0.84	[a,c]	1.10	[a]	1.02	[a,c]
108	[d]	515		295	[d]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements)

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period September 2, 2008 (inception) through October 31, 2008.

f	Less than $0.01.

g	For the period April 1, 2010 (inception) through April 30, 2010.

h	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values at the investments of the Fund.

The accompanying notes are an integral part of the Financial Statements.

25

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2010 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report are the Harbor Commodity Real Return Strategy Fund and the Harbor Unconstrained Bond Fund (the “Funds”). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Fund.

Each series of the Trust may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The Funds have adopted FASB ASC 105, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (the Codification), which is a single source of authoritative nongovernmental U.S. generally accepted accounting standards (US GAAP). All previous US GAAP standards issued by a standard setter are superseded by the Codification. The adoption of ASC 105 had no impact on the Funds’ net assets or results of operations.

Security Valuation

Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities, are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

Debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by Adviser and approved by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost which approximates fair value.

26

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. A Fund may also use fair value pricing if the value of some or all of a Fund’s securities have been materially affected by events occurring before such Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities. This means a Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.

Fair Value Measurements

Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures, establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the Funds’ current fiscal year.

The various inputs that may be used to determine the value of each Fund’s investments are summarized in three categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Valuations based on significant unobservable inputs may include a Fund’s own assumptions.

For fair valuations using significant unobservable inputs, ASC 820 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy and Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.

Futures Contracts

To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or hedge other Fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price. There is minimal counterparty risk with futures contracts, as they are exchange traded, and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

27

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Such receipts or payments are known as “variation margin,” and are recorded by a Fund as unrealized gains or losses. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

See the Portfolio of Investments for each Fund for open futures contracts held as of April 30, 2010, if any.

Options

Each Fund may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Each Fund may use options on currencies for cross-hedging purposes. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.

Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If the purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Each Fund’s maximum risk from counterparty credit risk of loss is also limited to the premium paid for the contract.

Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts or swap agreements are valued based on the settlement price for the underlying futures contract or swap agreement. If an option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, a Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms. A Fund’s maximum risk from counterparty credit risk of loss is also limited to the premium paid for the contract.

See Note 3 for transactions in written options as of April 30, 2010, if any.

Swap Agreements

Each Fund may invest in swap agreements to help manage interest rate risk or credit risk a Fund is subject to in the normal course of pursuing its investment objectives. A Fund may use swaps to manage exposure to changes in interest rates or credit quality, to create or adjust exposure to certain markets, to enhance total return or hedge the value of portfolio securities, or to adjust overall portfolio duration and credit exposure. A swap is a privately negotiated agreement between two parties to exchange cash flows at specified intervals (payment dates) during the agreed-upon life of the contract. Swaps are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. When evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, swaps are priced at their fair value determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees.

28

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

In those instances, the procedures provide that swaps would be valued using prices supplied by a Fund’s subadviser using its own internal valuation models that are based upon correlations and relationships between swap price movements and other factors, such as changes in swap curves and interest rates, which are recognized by institutional traders.

Each Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, such Fund will lose its investment and recover nothing. However, if an event of default occurs, a Fund (if the buyer) is entitled to receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The maximum exposure to loss of the notional value of credit default swaps outstanding at April 30, 2010 for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund is $3,200 and $0, respectively. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike.

Each Fund will only enter into swap agreements with counterparties to such transactions that meet the minimum credit quality requirements applicable to a Fund generally and meet any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), the Fund could only enter into one of the above referenced transactions with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated).

Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates. A Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the

29

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

contract’s remaining life or the fair value of the contract. This risk is mitigated by entering into swap agreements with only highly-rated counterparties, the existence of a master netting arrangement with the fund and the counterparty, and the posting of collateral by the counterparty.

Swap Agreements outstanding at April 30, 2010, if any, are listed after each Fund’s portfolio.

Commodities Index-Linked/Structured Notes

Each Fund may invest in structured notes, the value of which will rise and fall in response to changes in the underlying commodity index. Structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying financial index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses. Net payments are recorded as net realized gains and losses. These notes are subject to prepayment, credit and interest rate risks. A Fund has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Fund records a realized gain or loss.

Inflation-Indexed Bonds

Each Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Each Fund may invest in mortgage- or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. Government support.

30

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Forward Commitments and When-Issued Securities

Each Fund may purchase securities on a when-issued or purchase or sell securities on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, such Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. A Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, such Fund will maintain in a segregated account with the Fund’s custodian or set aside in the Fund’s records, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with a Fund’s custodian or set aside on a Fund’s records while the commitment is outstanding.

See the Portfolio of Investments for each Fund for outstanding forward commitments or when-issued securities as of April 30, 2010, if any.

Short Sales

Each Fund may engage in short-selling which obligates a Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, a Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, it will maintain in a segregated account or set aside in the Fund’s records, cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

See the Portfolio of Investments for each Fund for outstanding short sales as of April 30, 2010, if any.

31

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Foreign Forward Currency Contracts

Each Fund may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against foreign exchange risk related to specific transactions or portfolio positions. A Fund may enter into forward foreign currency exchange contracts for non-hedging purposes. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by Harbor Capital. The contract is marked-to-market daily. When the contract is closed, a Fund realizes a gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Funds believes the likelihood of such loss is remote. There is minimal counterparty risk with foreign forward currency contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded foreign forward currency contracts, guarantees the contracts against default.

See each Fund’s Portfolio of Investments for open foreign forward currency contracts as of April 30, 2010, if any.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic or foreign banks or with any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm which is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to a Fund generally and meet any other appropriate counterparty criteria as determined by such Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if a Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to such Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and third party broker- dealers. A Fund may use reverse repurchase agreements to borrow short term funds. Interest on the value of reverse repurchase agreements issued

32

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

and outstanding is based upon competitive market rates at the time of issuance. At the time a Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high-grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of securities bought may decline below the repurchase price of securities sold. Activity in reverse repurchase agreements by the Harbor Commodity Real Return Strategy Fund for the six-month period ended April 30, 2010 is as follows:

Category of Aggregate Short-Term Borrowings	Balance at End of Period	Average Interest Rate	Maximum Amount Outstanding During the Year	Average Daily Amount Outstanding During the Year	Average Interest Rate During the Year
Reverse repurchase agreement	$—	N/A	$1,465	$142	0.157%

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust with respect to any two or more Harbor funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit which is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statements of Operations for the six-month period ended April 30, 2010. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets in an income-producing asset.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

33

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

ASC 740, Income Taxes, establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for each Fund’s current fiscal year. Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. Management has analyzed the Fund’s tax position taken on federal income tax returns for all open tax years (tax year ended October 31, 2009), including positions expected to be taken upon filing the 2010 tax return, for purposes of implementing ASC 740, and has concluded that no provision for income tax is required in each Fund’s financial statements.

Basis for Consolidation for the Harbor Commodity Real Return Strategy Fund

The Harbor Cayman Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 4, 2008 as a wholly-owned subsidiary acting as an investment vehicle for Harbor Commodity Real Return Strategy Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies specified in its prospectus and statement of additional information. Under the Articles of Association of the Subsidiary, Harbor Commodity Real Return Strategy Fund will remain the sole shareholder of the Subsidiary and retain all rights associated with shares in the Subsidiary. The shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of April 30, 2010, the Subsidiary represented approximately $14,021 or approximately 13% of the net assets of Harbor Commodity Real Return Strategy Fund.

New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update which will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements, as well as the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on the purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. Management is evaluating the implications of this change and believes the impact will be limited to expanded disclosures resulting from the adoption of this update.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2010 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor Commodity Real Return Strategy Fund	$127,317	$40,138	$99,761	$5,239
Harbor Unconstrained Bond Fund	2,140	2,205	3,530	101

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

34

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS —Continued

Written Options

Transactions in written options for the period ended April 30, 2010 are summarized as follows:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Options Written		Options Written
	Swap Options–U.S.		U. S. Treasury Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of period	11,300,000	$102	—	$—
Options opened	37,000,029	380	97	36
Options closed	(24,100,000)	(173)	(61)	(22)
Options exercised	—	—	—	—
Options expired	(2,000,000)	(15)	—	—

Open at 04/30/2010	22,200,029	$294	36	$14

HARBOR UNCONSTRAINED BOND FUND

	Options Written		Options Written
	Swap Options–U.S.		U. S. Treasury Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of period 04/01/2010 (inception)	—	$—	—	$—
Options opened	200,000	1	8	2
Options closed	—	—	—	—
Options exercised	—	—	—	—
Options expired	—	—	—	—

Open at 04/30/2010	200,000	$1	8	$2

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. An advisory agreement for the Fund was in effect during the six-month period ended April 30, 2010. The agreement provides for fees based on an annual percentage rate of average daily net assets as follows:

Contractual Rate
Harbor Commodity Real Return Strategy Fund	0.86%
Harbor Unconstrained Bond Fund	0.85%

Harbor Capital has entered into a contractual expense limitation agreement with Harbor Commodity Real Return Strategy Fund limiting the total expenses to 0.96% and 1.21% for the Institutional Class and Administrative Class, respectively. Harbor Commodity Real Return Strategy Fund’s contractual expense limitation is effective through February 28, 2011. In addition, Harbor Capital has contractually agreed to waive the management fee it receives from Harbor Commodity Real Return Strategy Fund in an amount equal to the management fee paid to Harbor Capital by the Subsidiary. This waiver may not be terminated by Harbor Capital and will remain in effect for as long as Harbor Capital’s contract with the Subsidiary is in place. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Unconstrained Bond Fund limiting the total expenses to 1.05% and 1.30% for the Institutional Class and Administrative Class respectively. Harbor Unconstrained Bond Fund’s contractual expense limitation is effective through March 31, 2011.

Distributor

Harbor Funds Distributors, Inc., a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to

35

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

each Fund’s Administrative Class shares (the “12b-1 Plan”), each Fund pays Harbor Funds Distributors compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares. The 12b-1 Plans compensate Harbor Funds Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Administrative Class shares of the Funds or for servicing of shareholder accounts in the Administrative Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by Harbor Funds Distributors on behalf of each Fund. The 12b-1 Plan does not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses Harbor Funds Distributors may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if Harbor Funds Distributors’ actual expenses exceed the fee payable to Harbor Funds Distributors at any given time, the Funds will not be obligated to pay more than that fee. Conversely, if Harbor Funds Distributors’ expenses are less than the fee it receives, Harbor Funds Distributors will retain the difference.

The fees attributable to each Fund’s respective class is shown on the accompanying Statements of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Fund. Fees incurred for these transfer agent services are shown on the Funds’ Statements of Operations. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Fund and currently provides for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.08% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.08% of the average daily net assets of all Administrative Class shares.

Effective March 1, 2010, the transfer agent fees for the Institutional and Administrative Class shares decreased from 0.09% to 0.08%. Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2010. Fees incurred for these transfer agent services are shown on the Fund’s Statements of Operations.

Shareholders

On April 30, 2010, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, held the following shares of beneficial interest in the Funds:

Harbor Capital, Harbor Funds Distributors, and Harbor Services Group
Harbor Commodity Real Return Strategy Fund	343,740
Harbor Unconstrained Bond Fund	310,486

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on the Funds’ Statements of Operations. The Independent Trustees’ remuneration for the Funds totaled less than $1 for the six-month period ended April 30, 2010.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under

36

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

the Plan, deferred amounts are treated as though they had been invested in shares of the fund(s) selected by the Trustee. The deferred compensation liability is included as a component of “Trustees’ fees and expenses” in the Statements of Assets and Liabilities and fluctuates with changes in the market value of the selected security. The market value adjustment for the Funds totaled less than $0 for the six-month period ended April 30, 2010. The deferred compensation and related mark-to-market impact will be a liability of the Funds until distributed in accordance with the Plan.

Redemption Fee

A 2% redemption fee is charged on shares of Harbor Commodity Real Return Strategy Fund that are redeemed within 30 days from their date of purchase. All redemption fees are recorded by Harbor Commodity Real Return Strategy Fund as paid-in capital. For the six-month period ended April 30, 2010 the redemption fee proceeds are as follows:

Amount
Harbor Commodity Real Return Strategy Fund	$4

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by the Funds (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2010 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Harbor Commodity Real Return Strategy Fund	$137,002	$2,597	$(435)	$2,162
Harbor Unconstrained Bond Fund	3,851	42	(5)	37

NOTE 6—DERIVATIVES

ASC 815, Derivatives and Hedging, requires disclosure for (1) the nature and term of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/ performance risk of the credit derivative, (2) the maximum potential amount of future undiscounted payments the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. ASC 815 requires additional disclosures about the current status of the payment/performance risk of a guarantee.

ASC 815 also requires qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair values of derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies. The disclosure requirements of ASC 815 distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. The adoption of ASC 815 had no impact on the Funds’ net assets or results of operations.

37

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

At April 30, 2010, the fair values of derivatives were reflected in the Statements of Assets and Liabilities as follows:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Assets
Investments, at value	$—	$—	$—	$95	$95
Open forward currency contracts[a]	—	171	—	—	171
Unrealized appreciation on swap agreements[a,c]	9	—	29	753	791
Variation margin on futures contracts[b]	121	—	—	—	121
Liabilities
Open forward currency contracts[a]	$—	$(19)	$—	$—	$(19)
Unrealized depreciation on swap agreements[a,c]	(28)	—	(77)	(8)	(113)
Variation margin on futures contracts[b]	(23)	—	—	—	(23)
Written options, at value	(178)	(2)	—	—	(180)

HARBOR UNCONSTRAINED BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Assets
Open forward currency contracts[a]	$—	$4	$—	$—	$4
Variation margin on futures contracts[b]	7	—	—	—	7
Liabilities
Open forward currency contracts[a]	$—	$(2)	$—	$—	$(2)
Unrealized depreciation on swap agreements[c]	(6)	—	—	—	(6)
Written options, at value	(2)	—	(1)	—	(3)

a	These captions are presented at their respective net balance on the Statement of Assets and Liabilities due to the existence of master netting agreements.

b	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

c	Net of premiums paid of $44 and $2 for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund, respectively.

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives for the six-month period ended April 30, 2010, were:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Realized Net Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward Currency Contracts	$—	$262	$—	$—	$262
Future Contracts	335	—	—	3	338
Option Contracts-Written	195	15	—	—	210
Swaps Agreements	—	—	(7)	1,387	1,380

Realized Net Gain/(Loss) on Derivatives	$530	$277	$(7)	$1,390	$2,190

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward Currency Contracts	$—	$146	$—	$—	$146
Future Contracts	(113)	—	—	12	(101)
Option Contracts-Purchased	15	—	—	(61)	(46)
Option Contracts-Written	(26)	1	—	73	48
Swaps Agreements	(18)	—	(50)	656	588

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$(142)	$147	$(50)	$680	$635

38

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

HARBOR UNCONSTRAINED BOND FUND
Realized Net Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward Currency Contracts	$—	$1	$—	$—	$1
Future Contracts	3	—	—	—	3

Realized Net Gain/(Loss) on Derivatives	$3	$1	$—	$—	$4

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward Currency Contracts	$—	$3	$—	$—	$3
Future Contracts	7	—	—	—	7
Swaps Agreements	(6)	—	—	—	(6)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$1	$3	$—	$—	$4

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented herein.

39

Harbor Strategic Markets Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2009 through April 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (November 1, 2009)	Ending Account Value (April 30, 2010)
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%
Actual		$4.80	$1,000.00	$1,061.78
Hypothetical (5% return)		4.71	1,000.00	1,020.02
Administrative Class	1.19%
Actual		$6.08	$1,000.00	$1,061.55
Hypothetical (5% return)		5.96	1,000.00	1,018.75
Harbor Unconstrained Bond Fund
Institutional Class	1.05%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$5.26	$1,000.00	$1,019.46
Administrative Class	1.30%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$6.51	$1,000.00	$1,018.19
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1	Because the Fund commenced operations on April 1, 2010, it was not in existence for the full six months to calculate the actual expenses paid.

2	The hypothetical expenses reflect amounts as if the Fund had been in existence for the entire half year.

40

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Fund has adopted Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. In addition, the Fund files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund’s Proxy Voting Policies and Procedures and the Fund’s proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Fund’s website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

The Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Fund’s website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY

AGREEMENT OF HARBOR COMMODITY REAL RETURN STRATEGY FUND

The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by Harbor Funds’ Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 7, 8 and 9, 2010 (the “Meeting”), the Trustees considered and approved the continuation of the Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to Harbor Commodity Real Return Strategy Fund (the “Adviser”), and the Subadvisory Agreement with the Fund’s subadviser, Pacific Investment Management Company LLC (“PIMCO” or the “Subadviser”).

In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreement and Subadvisory Agreement, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and the Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement and Subadvisory Agreement with respect to the Fund were fair and reasonable and approved the continuation for a one-year period of the Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the Fund and its shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or the Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

41

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

In considering the approval of the Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreement were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to the Fund, including the effects of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of the Fund relative to the quality of service provided (or expected to be provided) and the fees and expense ratios of similar investment companies;

•	the investment performance of the Fund in comparison to peer groups and certain relevant securities indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received or to be received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Fund, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Fund;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadviser, and research arrangements with brokers who execute transactions on behalf of each representative; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of the Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting of both a peer group of funds as well as a broader universe of funds compiled by Lipper.

Among the factors considered by the Trustees in approving the Subadvisory Agreement were the following:

•

the nature, extent, and quality of the services provided by the Subadviser, including the background, education, expertise and experience of the investment professionals of the Subadviser who provide investment management services to the Fund;

•	the favorable history, reputation, qualification and background of the Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by the Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Fund; and

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of the Subadviser with those of investment companies with similar objectives and strategies managed by other investment advisers, consisting of peer fund groupings compiled by Lipper.

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and the Subadviser. In their deliberations as to the approval of the Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in the Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting the Fund’s Subadviser, overseeing and monitoring

42

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

the Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and the Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor the Subadviser and to operate effectively as the “manager of managers” for the Fund.

The Subadviser’s Services. The Trustees’ consideration of the services provided by the Subadviser included a review of the Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to the Fund, the Trustees considered the history of Harbor Funds’ relationship with the Subadviser and Harbor Funds’ experience with the Subadviser in this capacity.

The Trustees also considered the Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the Fund. The Trustees had received a presentation by investment professionals from the Subadviser for the Fund at meetings of the Board of Trustees held in 2009. The Trustees reviewed information concerning the Subadviser’s historical investment results in managing accounts using similar strategy, including, where applicable, other mutual funds using a substantially identical strategy.

Investment Performance, Advisory Fees and Expense Ratios

In considering the Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar Inc. (“Morningstar”). The Trustees also received information explaining Lipper’s and Morningstar’s methodology, how information was compiled by Lipper and Morningstar, and what each comparison was intended to demonstrate.

Harbor Commodity Real Return Strategy Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Commodity Real Return Strategy Fund (inception date September 2, 2008), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper universe and group medians for the one-year period ended December 31, 2009. The Trustees also considered the fact that the Fund outperformed its benchmark, the Dow Jones-UBS Commodity Index Total Return, for the one-year period ended December 31, 2009. The Morningstar data presented showed that the Fund’s one-year rolling return as of December 31, 2009 ranked in the second quartile.

The Trustees discussed the expertise of PIMCO in managing assets generally and in the commodity and inflation-protection asset classes specifically, noting that PIMCO managed approximately $16 billion in assets in the PIMCO CommodityRealReturn Strategy Fund, out of a firm-wide total of approximately $1 trillion in assets under management. The Trustees also noted that the portfolio manager had significant experience in the inflation protection/TIPS and commodities markets.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $75 million, showed the Fund’s management fee was above the group median for both the Institutional and Administrative Class. The actual total expense ratio of the Fund’s Institutional Class, after giving effect to expense waivers and reimbursements, was above the Lipper group and universe median expense ratios. The actual total expense ratio of the Fund’s Administrative Class, after giving effect to expense waivers and reimbursements, was below the Lipper group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees or the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the waiver is a contractual expense limitation in effect until February 28, 2011. They noted that the Adviser’s profitability in managing the Fund was negative.

The Trustees also separately considered the allocation between the Adviser and the Subadviser of the Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the Subadviser as a subadvisory fee). They determined that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

43

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

Profitability

The Trustees also considered the Adviser’s profitability in managing the Fund (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives to the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Fund’s operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that they provided to Harbor Funds, and other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees also noted that the Adviser waived a portion of its advisory fee while paying the Subadviser its fee and/or paid or reimbursed Fund expenses and was operating the Fund at a loss.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by the Fund. As noted above, the Trustees concluded that the Adviser’s profitability was negative. They concluded that the Fund’s fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor the Fund’s asset growth in connection with future reviews of the Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

FACTORS CONSIDERD BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY

AGREEMENT OF HARBOR UNCONSTRAINED BOND FUND

The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each fund of the Trust be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held November 15-16, 2009, the Board, including the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital Advisors, Inc., the investment adviser to the Trust (the “Adviser”), and a Subadvisory Agreement with Pacific Investment Management Company LLC (“PIMCO” or the “Subadviser”) on behalf of the Harbor Unconstrained Bond Fund (the “Fund”), a newly formed series of the Trust.

In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the Investment Advisory Agreement and Subadvisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by the Adviser and Subadviser. The Trustees also considered the initial materials and presentation that they had received from the Adviser and the Subadviser about the Fund at the Board’s in-person meeting held August 16-17, 2009. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement and the Subadvisory Agreement were fair and reasonable and approved the Investment Advisory Agreement and the Subadvisory Agreement for an initial two year term as being in the best interests of the Fund and its future shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

44

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

In considering the Fund’s proposed Investment Advisory and Subadvisory Agreements, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the new Investment Advisory and Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services expected to be provided by the Adviser and PIMCO, including the background, education, expertise and experience of the investment professionals of the Adviser and PIMCO to provide services to the Fund;

•	the favorable history, reputation, qualification and background of the Adviser and PIMCO, which is the subadviser to three other Harbor Funds;

•

the fees proposed to be charged by the Adviser and PIMCO for investment advisory and subadvisory services, respectively, including, the portion of the fee to be retained by the Adviser, after payment of PIMCO’s fee, for the subadviser oversight, administration and manager of managers services the Adviser would provide;

•	the proposed fee and expense ratio of the Fund relative to the fees and expense ratios of the limited number of similar investment companies;

•

the investment performance of PIMCO in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of both the 3-Month LIBOR Index and the Barclays Capital U.S. Aggregate Index;

•	information received at regular meetings throughout the year related to services rendered by the Adviser, as well as PIMCO;

•

the compensation to be received by Harbor Services Group, Inc. (“Harbor Services Group”), the Fund’s transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Fund’s principal underwriter, in consideration of the services each will provide to the Fund, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Fund;

•	information received at regular meetings throughout the year related to the Adviser’s profitability;

•	the expected profitability of the Adviser with respect to the Fund, including the effect of revenues of Harbor Services Group and Harbor Funds Distributors on such profitability; and

•

the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of fund investors.

Nature, Scope and Extent of Services

In discussing the nature and quality of the services to be provided by the Adviser, the reasonableness of the overall compensation provided under the proposed Investment Advisory Agreement and other considerations, the Trustees considered the Adviser’s ability, consistent with the manager of managers structure of the Trust, to identify and recommend to the Trustees quality subadvisers for the various for the Trust, to monitor and oversee the performance and investment capabilities of each subadviser, and to recommend the replacement of a subadviser where appropriate. The Trustees specifically considered the Adviser’s history as a manager of managers, including its history of replacing subadvisers for particular funds of the Trust in circumstances in which the Board and the Adviser had determined that a change in subadviser was in the best interests of a fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if the Adviser were to identify another subadviser believed to better serve the shareholders than the existing subadviser.

The Board evaluated the nature, scope and extent of the Adviser’s proposed services in light of the Board’s actual experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by it to the Trust generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Trust’s operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors and selecting

45

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

quality subadvisers to manage such funds. The Trustees determined that the Adviser has the expertise and resources to identify, select, oversee and monitor subadvisers and to operate effectively as the manager of managers for the Fund.

In discussing the nature and quality of the services to be provided by PIMCO, the Trustees considered PIMCO’s expertise and long experience in the fixed income area and the favorable record PIMCO enjoyed in this asset class generally, even though PIMCO’s history in managing this particular strategy has been relatively short. The Trustees also noted the significant experience of the proposed portfolio manager of the Fund in managing fixed income assets and as a senior member of PIMCO’s Investment Committee. In considering PIMCO’s composite performance in the same strategy, the Trustees noted the short time frame and the limited number of peer funds having a substantially identical strategy, but also noted that PIMCO’s composite record in the strategy was mostly favorable to its benchmark index.

The Board also commented that it found this strategy to be attractive, particularly during periods of rising interest rates as PIMCO would have greater flexibility than it would in the context of a more traditional bond fund to position the portfolio to better weather such changes. The Board further observed that because the United States has experienced declining interest rates for roughly the past 15 years with interest rates now standing at historically low levels and in light of inflationary trend predictions, it is reasonable to expect that the interest rate environment for the foreseeable future will be one of rising rates. The Board noted that this type of Fund would be an attractive investment option for investors in that kind of environment.

Investment Performance, Advisory Fees and Expense Ratios

The Trustees observed that there were relatively few other comparative funds and that their actual strategies varied widely. As a result, the comparative fee and expense data available currently for other unconstrained bond funds was more limited than would be the case for a more conventional fund product. The Trustees noted that the proposed advisory fee was significantly above the peer group average contractual fee (based on 11 funds in the comparative data) and the median contractual fee but also that certain of these contractual advisory fees did not take into account additional administration fees imposed by some such funds’ sponsors and reflected in their expense ratios. The Trustees also noted that the Fund’s proposed Institutional Class net expense ratio was higher than that of PIMCO Unconstrained Bond Fund, the median peer group institutional class net expense ratio and the average peer group net expense ratio, but would be lower than highest expense ratio charged by a fund in this group.

The Trustees discussed the possibility of approaching PIMCO regarding the use of a performance-based fee for this Fund. The Board discussed the performance-based fees generally and the difficulty of applying such fees to this Fund. It was agreed that although the proposed asset-based advisory and subadvisory fees were significantly higher than those of other Harbor Funds and the proposed advisory fee significantly higher than the peer group median and average based on the limited data available, PIMCO’s historical record of outperformance, if sustained, could justify a higher fee. The Trustees agreed that the proposed fees be approved but that renewal of such fees in subsequent years would likewise require above average performance measured over a full market cycle of generally three to five years. It was also agreed that the Adviser continue to explore with PIMCO a performance fee alternative and that the Adviser come back to the Board if such a fee structure were found by the parties to be workable.

The Trustees also reviewed and determined to be reasonable, in relation to the services provided by each party, the split between the advisory fee paid to the Adviser and the subadvisory fee paid to PIMCO and specifically the net advisory fee retained by the Adviser. It was noted that the above median and average subadvisory fee being requested by PIMCO pushed the resulting advisory fee higher as well, but that the spread was not atypical of that of the other Harbor Funds. It was further noted that the gross and net Institutional Class expense ratios were generally reasonable based on the data presented at the meeting. The Trustees observed that the incremental expenses of the Administrative class relative to the Institutional Class data they considered would be comprised solely of Rule 12b-1 or transfer agent service fees, which the Board had reviewed separately in detail on other occasions.

Profitability

The Trustees noted that the Adviser expected to operate the Fund initially at a loss (and had agreed to reduce or waive a portion of its advisory fee and or absorb fund expenses while paying PIMCO its fee and/or pay or reimburse fund expenses).

46

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

Economies of Scale

The Trustees noted that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, the Adviser’s forward looking approach to setting the contractual flat fee, its absorbing considerable Fund expenses during the initial period of the Fund’s operations while paying PIMCO its full subadviser’s fee, the existence of a fee breakpoint in PIMCO’s subadvisory fee and the Adviser’s voluntary commitment to pass on any fee reductions that result from this breakpoint to the Fund’s shareholders, and the uncertainty surrounding the aspects of the Fund’s future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s fee schedule at least annually as part of its annual investment contract review process for all of the Funds.

47

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2010)

The business and affairs of the Trust is managed by or under the direction of the Trustees, and they have all powers necessary or desirable to carry out that responsibility. The Trustees have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the best interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. Except as noted, the address of each Trustee and Officer is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (65) Trustee University of Chicago Booth School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	28	None

Howard P. Colhoun (74) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	28	None

John P. Gould (71) Trustee University of Chicago Booth School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-2006); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	28	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (69) Trustee 6 High Ridge Park Stamford, CT 06905	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-2009); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
INTERESTED TRUSTEE
David G. Van Hooser (63)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	28	None

48

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (40) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (38) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (35) Vice President and Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (41) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (51) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Jodie L. Crotteau (38) Assistant Secretary	Since 2005	Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), and Regulatory Compliance Specialist (2004-2005), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (57) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

49

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our web site, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com.

We recommend that you read and retain this notice for your personal files

50

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch 1-3 Year US Treasury Index—The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index consisting of all public U.S. Treasury obligations having maturities from 1 to 2.99 years and reflects total return. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

51

Glossary—Continued

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

52

Glossary—Continued

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2500™ Value Index—The Russell 2500™ Value Index is composed of the smallest 2500 of the 3000 largest U.S. companies based on total market capitalization with lower price-to-book ratios and lower forecast growth values. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2500™ Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

53

Glossary—Continued

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

54

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60606-4180

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

06/2010/4,100	FD.SAR.SMF.0410

Semi-Annual Report

April 30, 2010

Fixed Income Funds

	Institutional Class	Administrative Class	Investor Class

Harbor High-Yield Bond Fund	HYFAX	HYFRX	HYFIX

Harbor Bond Fund	HABDX	HRBDX	N/A

Harbor Real Return Fund	HARRX	HRRRX	N/A

Harbor Short Duration Fund	HASDX	HRSDX	N/A

Harbor Money Market Fund	HARXX	HRMXX	N/A

This document must be preceded or accompanied by a Prospectus.

Harbor Fixed Income Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of Harbor Funds’ fiscal year ended April 30, 2010. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The unmanaged indices do not reflect fees and expenses and are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2010
	Institutional Class	Administrative Class	Investor Class
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	8.90%	8.81%	8.81%
Harbor Bond Fund	3.77	3.62	N/A
Harbor Real Return Fund	4.28	4.08	N/A
Harbor Short Duration Fund	4.33	4.34	N/A
Harbor Money Market Fund	0.08	0.08	N/A

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2010
BofA Merrill Lynch US High Yield Index; domestic high-yield bonds	11.65%
Barclays Capital U.S. Aggregate Bond Index; domestic bonds	2.54
Barclays Capital U.S. TIPS Index; domestic bonds	3.49
BofA Merrill Lynch 1-3 Year US Treasury Index; domestic bonds	0.79
BofA Merrill Lynch US 3-Month Treasury Bill Index; domestic short-term	0.04

	EXPENSE RATIOS[1]					Morningstar Average[2]
	2006*	2007*	2008*	2009*	2010[b]
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund
Institutional Class	0.81%	0.82%	0.77%	0.75%	0.69%	0.84%
Administrative Class	1.05	1.07	1.02	1.00	0.94	1.17
Investor Class	1.21	1.20	1.14	1.12	1.06	1.18
Harbor Bond Fund
Institutional Class	0.58%	0.56%	0.55%	0.57%	0.56%	0.67%
Administrative Class	0.83	0.81	0.80	0.82	0.81	1.10
Harbor Real Return Fund
Institutional Class	0.57%[a]	0.56%	0.57%	0.60%	0.60%	0.60%
Administrative Class	0.82 [a]	0.82	0.82	0.85	0.85	0.98
Harbor Short Duration Fund
Institutional Class	0.39%	0.39%	0.38%	0.38%	0.38%	0.60%
Administrative Class	0.64	0.64	0.63	0.63	0.63	1.05
Harbor Money Market Fund
Institutional Class	0.32%	0.28%	0.28%	0.21%	0.01%	0.51%
Administrative Class	0.57	0.53	0.53	0.25	0.01	0.78

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights).
2	Institutional Class comparison includes all actively managed no-load funds that charge 12b-1 fees less than or equal to 0.25% in the April 30, 2010 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons includes all actively managed no-load funds that charge 12b-1 fees in the April 30, 2010 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Annualized for the period December 1, 2005 (inception) through October 31, 2006.
b	Unaudited annualized figures for the six-month period ended April 30, 2010.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

The recovery in the financial markets that began in March 2009 continued through Harbor Funds’ fiscal first half ended April 30, 2010. In fixed income markets, interest rates edged higher and investors continued to seek yield in riskier areas of the market. The high-yield market returned over 11% for the six months, while the broad investment-grade bond market ended up less than 3%. The yield of the 10-Year Treasury Note was 3.66% on April 30, 2010, up from 3.39% at the fiscal year ended October 31, 2009. Money market yields remained at near-zero levels as the Federal Reserve held its federal funds target rate in the range of 0% to 0.25%. The BofA Merrill Lynch US 3-Month Treasury Bill Index, a proxy for money market investments, returned only 0.04%.

Harbor Fixed Income Funds

Four of the five funds in the Harbor Funds lineup of fixed income funds outperformed their benchmarks in the first half of fiscal 2010.

The Harbor Bond Fund returned 3.77% (Institutional Class) and outpaced its Barclays Capital U.S. Aggregate Bond Index benchmark by 123 basis points, or 1.23 percentage points. The Fund also continued its long-term outperformance of the index for the latest five years and ten years.

The Harbor Real Return Fund had a return of 4.28% (Institutional Class), outperforming its benchmark, the Barclays Capital U.S. TIPS Index, by 79 basis points.

The Harbor High-Yield Bond Fund returned 8.90% (Institutional Class), compared with the benchmark return of 11.65%. As mentioned in previous semi-annual and annual reports, we believe that the Fund’s highly disciplined credit approach should benefit shareholders over the long term although it may cause the Fund to trail the benchmark during times such as the past six months, when lower-quality credits were the best performers in the high-yield market.

The Harbor Short Duration Fund returned 4.33% (Institutional Class) and outpaced its benchmark, the BofA Merrill Lynch 1-3 Year US Treasury Index, by 354 basis points. This outperformance was due primarily to a recovery by non-government mortgage-backed securities, reflecting a modest increase in accepting risk in the marketplace. While such securities could continue to add incremental value, we would not expect continued returns of this magnitude in this fund in the future. The Harbor Money Market Fund returned 0.08% (Institutional Class), compared with a return of 0.04% by its BofA Merrill Lynch 3-Month Treasury Bill Index benchmark.

As always, we would encourage investors to maintain a long-term focus in evaluating their portfolios. Comments by the portfolio managers of each fixed income fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2010
	Unannualized		Annualized
Fixed Income	6 Months	1 Year	5 Years	10 Years	30 Years
BofA Merrill Lynch US High Yield Bond Index (high-yield bonds)	11.65%	44.20%	8.38%	7.43%	N/A
Barclays Capital U.S. Aggregate Bond Index (domestic bonds)	2.54	8.30	5.38	6.43	8.83%
BofA Merrill Lynch US 3-Month Treasury Bill Index (proxy for money market returns)	0.04	0.15	2.86	2.80	5.87

Domestic Equities
Dow Jones U.S. Total Stock Market IndexSM (entire U.S. stock market)	17.91%	41.12%	3.73%	0.81%	11.39%
S&P 500 Index (large cap stocks)	15.66	38.85	2.63	-0.19	11.48
Russell Midcap® Index (mid cap stocks)	24.93	50.84	5.65	5.74	13.25
Russell 2000® Index (small cap stocks)	28.17	48.95	5.74	4.91	11.16
Russell 3000® Growth Index	16.50	38.69	4.22	-3.37	10.11
Russell 3000® Value Index	18.79	43.10	2.20	3.92	12.27

International & Global
MSCI EAFE (ND) Index (foreign stocks)	2.48%	34.43%	3.86%	1.64%	9.62%
MSCI World (ND) Index (global stocks)	9.40	37.02	3.35	0.41	9.79
MSCI Emerging Markets Index	12.37	57.13	16.56	11.01	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	2.21%	21.98%	0.22%	6.07%	N/A

2

Domestic Equity, International Equity and Strategic Markets

The domestic (U.S.) equities market, as measured by the Dow Jones U.S. Total Stock Market IndexSM, had a total return of 17.91% during the first half of fiscal 2010. Smaller capitalization stocks in the U.S. had even better returns, with the Russell 2000® Index of small cap stocks posting a return of 28.17%.

Large domestic stocks also did well in the fiscal first half with the Standard & Poor’s 500 Index gaining 15.66%. All 10 economic sectors within the S&P 500 Index advanced, led by consumer discretionary and industrials.

Returns on international stocks lagged well behind returns on U.S. equities in the fiscal first half. The MSCI EAFE (ND) Index of stocks in developed international markets returned 2.48%. (All international returns are in U.S. dollars.) A looming debt crisis in Europe and concerns about a possible slowing rate of growth in China weighed upon the performance of foreign stocks. For U.S.-dollar based investors, returns on foreign equities also were weakened by currency effects, as the U.S. dollar rose against most major currencies, including a gain of about 10% against the euro. Although returns in developed international markets were muted, the MSCI Emerging Markets Index posted a return of over 12%.

Commodity prices fluctuated within a relatively narrow range over the first half of the fiscal year. They ended the six months with a return of just over 2%.

Harbor Unconstrained Bond Fund

Effective April 1, 2010, Harbor Funds introduced the Harbor Unconstrained Bond Fund, which is the newest addition to the Harbor Funds lineup. The Harbor Unconstrained Bond Fund allows for significant investment discretion to invest in a broad range of fixed-income securities. Chris Dialynas of Pacific Investment Management Company LLC (“PIMCO”) is the portfolio manager of the Harbor Unconstrained Bond Fund.

Investing for the Long Term

While the fiscal first half of 2010 was characterized by decent financial market returns, equity markets started the second half in May and early June by giving up the year-to-date gains. Growing concerns about the ability of Greece and certain other European countries to handle their debt and concerns about the rate of growth in many developed countries caused equity markets to retreat. The rapid shift in the performance of the markets is a reminder that all investments involve risk and uncertainty.

No one can predict with certainty how equity and debt markets will perform, especially in the shorter term. Given the uncertainty of markets, we encourage investors to make a careful assessment of the risk they are willing to accept and establish an investment plan consistent with such risk and uncertainty over the long term. A diversified portfolio of stocks, bonds and cash in an asset allocation that is consistent with your investment objectives and risk tolerance can be helpful in managing the uncertainty of the markets.

At Harbor Funds, we provide a variety of domestic and international equity, strategic markets, and fixed income funds to help investors build a diversified portfolio designed to achieve their long-term financial goals.

Thank you for your investment in Harbor Funds.

June 18, 2010

David G. Van Hooser

Chairman

3

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital

Management, Inc.

461 Fifth Avenue

22nd Floor

New York, NY 10017

PORTFOLIO MANAGERS

Mark Shenkman

Since 2002

Mark Flanagan

CFA, CPA

Since 2002

Frank Whitley

Since 2002

Shenkman Capital has

subadvised the Fund since its inception in 2002.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE
CHARACTERISTICS

High-yield bonds

Mark Shenkman

Mark Flanagan

Frank Whitley

Management’s Discussion of

Fund Performance

MARKET REVIEW

The high-yield market continued its rally during the six months ended April 30, 2010. For the fiscal half-year the BofA Merrill Lynch US High Yield Index gained 11.65%. The high-yield sector substantially outperformed other fixed income sectors such as U.S. Treasuries and investment grade bonds, which returned 1.0% and 5.0%, respectively. The three key themes for the high-yield market during the past six months were a record volume of new issuance, a rapidly declining default rate, and continued strong retail and institutional demand for high-yield assets.

The slow but consistent improvement in much of the U.S. economic data reported over the past six months provided continued support for risk taking and allowed greater access to the capital markets for most high-yield issuers. This resulted in a record supply of new issues to the high-yield market. For example, in March a record $46 billion of new issues came to market, shattering the previous monthly record of approximately $29 billion in November 2006. Moreover, March’s record issuance topped off a record quarter in which approximately $76 billion of paper was brought to market. Although these amounts are substantial on a stand-alone basis, this significant 2010 new issuance comes on the heels of 2009’s full-year record issuance of approximately $180 billion. From a technical perspective, such a massive amount of supply can often result in weak price performance in the secondary market, as security prices typically need to decline to entice buyers. However, price weakness has clearly not been the case for high yield over the past 15 months as the volume of new issuance has been monumental and the asset class performance has been record breaking.

One of the key reasons for the high-yield market’s strong performance in the face of this record supply is that the vast majority of primary issuance has been for the refinancing of existing debt, so that the net new issuance for the leveraged credit markets is not as great as the headline figure. In fact, the use of proceeds for approximately 70% of this year’s new issues has been to refinance existing debt. This type of capital-raising typically has a much lower risk profile than alternative uses, such as for acquisitions, LBOs, and general corporate purposes. Moreover, much of the debt being refinanced recently has been bank debt, which has resulted in a significant portion of the recent high-yield issuance being more senior in the capital structure. For example, during the first quarter of 2010 approximately 30% of new issuance was senior secured (i.e., the senior-most position in the capital structure) and only 17% of the first-quarter financings were in the lower-quality rating category (i.e., triple-C).

The second key theme for high-yield investments over the past six months has been the significant decline in default rates. According to JP Morgan, there were 8 defaults in January, 5 in February, 3 in March, and only 1 in April. During March 2010, the dollar volume of defaults was only $450 million, the lowest monthly dollar volume since December 2007. Given the significant declines in the recently reported default data, the incidence of high-yield defaults is clearly on pace to end calendar 2010 at levels well below the historical average of approximately 5%.

The third key theme impacting the high-yield market during the last six months was the continued strong demand for the asset class by both retail and institutional investors.

4

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
ARAMARK Corporation (8.500% - 02/01/2015)	1.0%
Michaels Stores Inc. (11.375% - 11/01/2016)	0.9%
Reynolds Group (7.750% - 10/15/2016)	0.9%
Vanguard Health Holding Co. II (8.000% - 02/01/2018)	0.9%
Windstream Corp. (7.875% - 11/01/2017)	0.9%
Spectrum Brands Inc. (0.0% - 04/15/2011)	0.8%
Wind Acquisition SA (11.750% - 07/15/2017)	0.8%
Chesapeake Energy Corporation (6.875% - 01/15/2016)	0.7%
Goodyear Tire & Rubber Company (8.750% - 08/15/2020)	0.7%
Penske Auto Group Inc. (7.750% - 12/15/2016)	0.7%

Inflows into high-yield mutual funds totaled $10.5 billion for the period and these fund inflows have now been positive in 16 of the past 17 quarters.

Given the strong performance by U.S. financial markets over the past six months it appears that most U.S. investors have chosen to focus on the continued near-term positive signs emanating from the U.S. economy. However, there continue to be longer term potential concerns resulting from the recent polarizing U.S. health care legislation and European sovereign debt concerns. It is clear that the U.S. economy is slowly healing as the service sector, retail sales, housing markets, and employment data all showed signs of improvement during the past six months. However, despite these early signs of sustainable growth, there is still a tremendous amount of slack in the U.S. economy. This slack, whether it is measured by the high unemployment rate or the low manufacturing capacity utilization rates, will most likely persist for an extended period of time. This persistent slack will also most likely prevent the Federal Reserve from raising interest rates any time in 2010.

PERFORMANCE

Harbor High-Yield Bond Fund generated a net return of 8.90% (Institutional Class) and 8.81% (Administrative and Investor Classes), for the six months ended April 30, 2010. This performance lagged the 11.65% return of the BofA Merrill Lynch High Yield Index. A key component of the performance differential was the Fund’s significant underweighting in the financial industry, which was a top-performing sector for the index. For the overall high-yield market, the financial sector’s weighting has grown significantly over the past 15 months due to numerous fallen angels (i.e., downgrades from investment grade to high-yield) and now accounts for over 10% of the index. The Fund’s underweight is primarily due to the poor bond structure, long maturity, high leverage, and weak business profile that are endemic to many of these financial companies. Notwithstanding these concerns, however, the financial issuers that are components in the BofA Merrill Lynch High Yield Index generated returns in excess of 10%. The Fund benefited from its active participation in the new issue market. For the past six months, the Fund participated in 63 new issues and at the end of the fiscal half-year 61 of these issues traded at a premium to issue price. The Fund’s top industry weightings as of April 30, 2010, included support services, health care, automotive, energy, and telecom.

OUTLOOK AND STRATEGY

During the past six months, yield and spread premiums for the high-yield sector continued to grind lower. Despite this contraction, however, the BofA Merrill Lynch US High Yield Index was still yielding approximately 8.0% as of April 30, 2010. With most other U.S. asset sectors offering anemic yields, we believe the attractive current income provided by the high-yield sector should allow for continued strong demand over the intermediate term. In our view, the high-yield market is currently in a “sweet spot” for income-oriented investors. We believe that the combination of plunging high-yield default rates, an improving economy, and a historically low environment for interest rates should make the high-yield market an attractive investment sector for the balance of 2010.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor High-Yield Bond Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2024

Cusip	411511553

Ticker	HYFAX

Inception Date	12/01/2002

Net Expense Ratio	0.69%[a]

Total Net Assets (000s)	$781,367

ADMINISTRATIVE CLASS

Fund #	2224

Cusip	411511546

Ticker	HYFRX

Inception Date	12/01/2002

Net Expense Ratio	0.94%[a]

Total Net Assets (000s)	$7,156

INVESTOR CLASS

Fund #	2424

Cusip	411511538

Ticker	HYFIX

Inception Date	12/01/2002

Net Expense Ratio	1.06%[a]

Total Net Assets (000s)	$125,174

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	8.02%		8.46%

Yield to Maturity	7.61%		8.29%

Current 30-Day Yield (Institutional Class)	6.12%		N/A

Weighted Average Maturity	6.62 years		5.97 years

Weighted Average Duration	3.58 years		4.00 years

Beta vs. BofA Merrill Lynch US High Yield Index	1.01		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2010)	27%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	3.1%

>1 to 5	28.6%

>5 to 10	65.0%

>10 to 15	2.2%

>15 to 20	1.1%

>20 to 25	0.0%

>25 yrs.	0.0%

a	Annualized.

b	Unannualized.

6

Harbor High-Yield Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2002 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US High Yield Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor High-Yield Bond Fund
Institutional Class	8.90%	24.69%	7.06%	8.30%	12/01/2002	$18,060
Comparative Index
BofA Merrill Lynch US High Yield	11.65%	44.20%	8.38%	10.54%	—	$21,018

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2002 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US High Yield Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor High-Yield Bond Fund
Administrative Class	8.81%	24.43%	6.80%	8.06%	12/01/2002	$17,766
Investor Class	8.81%	24.27%	6.65%	7.89%	12/01/2002	$17,561
Comparative Index
BofA Merrill Lynch US High Yield	11.65%	44.20%	8.38%	10.54%	—	$21,018

As stated in the Fund’s current prospectus, the expense ratios were 0.77% (Institutional Class); 1.02% (Administrative Class); and 1.13% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 9 months.

a	Annualized.

b	Unannualized.

7

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

Total Investments Holdings (% of net assets)

(Excludes net cash and short-term investments of 5.6%)

BANK LOAN OBLIGATIONS—7.8%
Principal Amount (000s)		Value (000s)

CAPITAL MARKETS—0.5%
	Nuveen Investments Inc. Term Loan
$2,697	3.000%—11/13/2014	$2,464
	Second-Lien Term Loan
2,000	12.500%—04/06/2013	2,225

		4,689

CHEMICALS—0.6%
	PQ Corporation Term Loan
3,000	6.500%—07/30/2015	2,783
	Univar Inc. Term Loan B
2,671	3.000%—10/10/2014	2,622

		5,405

COMMERCIAL SERVICES & SUPPLIES—0.5%
	Adesa Inc. Initial Term Loan
814	2.750%—10/21/2013	800
	Rental Services Inc. Initial Term Loan
1,524	3.500%—11/30/2013	1,480
	Servicemaster Company Term Loan
90	2.500%—07/24/2014	87
	Closing Date Loan
900	2.500%—07/24/2014	872

		959

	West Corporation Term Loan
995	3.880%—07/15/2016	1,006

		4,245

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.3%
	Flextronics International Ltd. Term Loan A
2,970	2.250%—10/01/2014	2,866

ENERGY EQUIPMENT & SERVICES—0.3%
	TXU Energy Inc. Term Loan B
1,496	3.500%—10/10/2014	1,222
	Venoco Inc. Second Lien Term Loan
1,500	4.000%—05/07/2014	1,440

		2,662

FINANCE—0.2%
	American General Finance Corporation Term Loan B
2,000	5.050%—04/21/2015	2,009

FOOD PRODUCTS—0.8%
	B&G Foods Inc. Term Loan C
2,000	2.000%—02/26/2013	2,000
	Michael Foods Inc. Term Loan B
751	4.500%—04/30/2014	757
	Pinnacle Foods Finance LLC Term Loan C
2,000	5.000%—04/02/2014	2,019

8

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

BANK LOAN OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

FOOD PRODUCTS—Continued
	U.S. Foodservice Term Loan
$2,737	2.500%—07/03/2014	$2,496

		7,272

HEALTH CARE EQUIPMENT & SUPPLIES—0.1%
	DJO Finance LLC Term Loan
889	3.000%—05/20/2014	867

HOTELS, RESTAURANTS & LEISURE—1.2%
	Isle of Capri Casino Inc. Term Loan A
190	3.000%—11/25/2013	186
	Term Loan B
216	3.000%—11/25/2013	212
	Initial Term Loan
541	3.000%—11/25/2013	530

		928

	Las Vegas Sands LLC Term Loan
2,737	1.750%—05/23/2014	2,589
	MGM Mirage Inc. Class D Loan
2,000	4.000%—10/03/2011	1,963
	OSI Restaurants LLC Term Loan
313	0.480%—06/14/2013	284
3,459	2.250%—06/14/2014	3,145

		3,429

	VML US Finance LLC Term Loan B
2,138	4.500%—05/25/2012-05/27/2013	2,111

		11,020

HOUSEHOLD PRODUCTS—1.1%
	Spectrum Brands Inc. Term Loan
7,000	04/15/2011[4]	7,000
	Term Loan
86	1.500%—06/30/2012	86
	Term Loan B
2,830	6.500%—06/30/2012	2,832

		9,918

IT SERVICES—0.1%
	SunGard Data Systems Inc. Term Loan B
1,244	3.630%—02/28/2016	1,240

MACHINERY—0.2%
	Manitowoc Company Inc. Term Loan B
2,098	4.500%—11/06/2014	2,102

MEDIA—0.9%
	Cengage Learning Acquisitions Inc. Term Loan
1,492	2.500%—07/03/2014	1,342
	Cequel Communications LLC Term Loan A
3,000	4.500%—05/05/2014	3,023
	Cumulus Media Inc. Replacement Term Loan
1,747	4.000%—06/11/2014	1,612

BANK LOAN OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

MEDIA—Continued
	Intelsat Jackson Holding Ltd. Term Loan
$2,050	3.000%—02/02/2014	$1,942

		7,919

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.3%
	Sensata Technologies Finance Co. Term Loan
2,481	1.750%—04/26/2013	2,400

SPECIALTY RETAIL—0.4%
	Dollar General Corporation Term Loan B
854	2.750%—07/06/2014	843
	Neiman Marcus Group Inc. Term Loan
2,500	2.000%—04/05/2013	2,400

		3,243

WIRELESS TELECOMMUNICATION SERVICES—0.3%
	Avaya Inc. Term Loan
1,496	2.750%—10/24/2014	1,374
	US TelePacific Inc. Term Loan
1,750	7.250%—08/17/2015	1,774

		3,148

TOTAL BANK LOAN OBLIGATIONS (Cost $65,989)		71,005

CONVERTIBLE BONDS—9.7%
AUTO COMPONENTS—0.2%
	ArvinMeritor Inc.
1,500	4.625%—03/01/2026[1]	1,558

CHEMICALS—0.3%
	Ferro Corporation
3,000	6.500%—08/15/2013	2,993

COMMERCIAL SERVICES & SUPPLIES—0.3%
	Covanta Holding Corporation
2,000	1.000%—02/01/2027	1,920
	United Rentals Inc.
1,250	1.875%—10/15/2023	1,244

		3,164

COMMUNICATIONS EQUIPMENT—0.4%
	Lucent Technologies Inc.
4,000	2.875%—06/15/2025	3,545

DIVERSIFIED FINANCIAL SERVICES—0.3%
	CIT Group Inc.
3,250	7.000%—05/01/2016	3,100

DIVERSIFIED TELECOMMUNICATION SERVICES—0.6%
	Level 3 Communications Inc.
3,100	3.500%—06/15/2012	2,883
1,850	5.250%—12/15/2011	1,831

		4,714

	Time Warner Telecom Inc.
1,050	2.375%—04/01/2026	1,188

		5,902

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.3%
	L-1 Identity Solutions Inc.
3,025	3.750%—05/15/2027	2,889

9

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)

ENERGY EQUIPMENT & SERVICES—0.8%
	Hornbeck Offshore Services Inc.
$4,000	1.625%—11/15/2026[1]	$3,525
3,500	8.000%—09/01/2017	3,570

		7,095

FOOD PRODUCTS—0.4%
	TreeHouse Foods Inc.
3,500	7.750%—03/01/2018	3,658

HEALTH CARE EQUIPMENT & SUPPLIES—0.5%
	Hologic Inc.
4,000	2.000%—12/15/2037[1]	3,620
	Kinetic Concepts Inc.
900	3.250%—04/15/2015[2]	956

		4,576

HEALTH CARE PROVIDERS & SERVICES—0.4%
	LifePoint Hospitals Inc.
2,250	3.500%—05/15/2014	2,346
	Omnicare Inc.
1,850	3.250%—12/15/2035	1,593

		3,939

HOTELS, RESTAURANTS & LEISURE—0.1%
	Host Hotels & Resorts LP
1,000	2.625%—04/15/2027[2]	971

IT SERVICES—0.7%
	Savvis Inc.
6,500	3.000%—05/15/2012	6,191

LIFE SCIENCE TOOLS & SERVICES—0.1%
	Integra LifeSciences Holdings Corp.
750	2.375%—06/01/2012[2]	745

MACHINERY—0.4%
	Trinity Industries Inc.
4,000	3.875%—06/01/2036	3,440

MEDIA—1.6%
	Lamar Media Corp.
1,250	6.625%—08/15/2015	1,219
	Liberty Media Corporation
1,500	3.125%—03/30/2023	1,661
	Sirius Satellite Radio Inc.
1,365	3.250%—10/15/2011	1,327
2,600	8.750%—04/01/2015[2]	2,665

		3,992

	The Interpublic Group of Companies Inc.
2,250	4.250%—03/15/2023	2,421
	XM Satellite Radio Inc.
4,635	7.000%—12/01/2014[2]	4,983

		14,276

OIL, GAS & CONSUMABLE FUELS—0.7%
	Helix Energy Solutions Group Inc.
2,550	3.250%—12/15/2025	2,349
	Patriot Coal Corporation
2,000	3.250%—05/31/2013	1,775
	Penn VA Corporation
2,000	4.500%—11/15/2012	1,908

		6,032

ROAD & RAIL—0.3%
	AVIS Budget Car Rental LLC
2,250	3.500%—10/01/2014[2]	2,638

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.3%
	Advanced Micro Devices Inc.
$3,000	6.000%—05/01/2015	$2,906

SPECIALTY RETAIL—0.2%
	Pantry Inc.
1,750	3.000%—11/15/2012	1,577
	Penske Auto Group Inc.
650	3.500%—04/01/2026	650

		2,227

TEXTILES, APPAREL & LUXURY GOODS—0.4%
	Iconix Brand Group Inc.
4,000	1.875%—06/30/2012	3,845

WIRELESS TELECOMMUNICATION SERVICES—0.4%
	SBA Communications Corporation
3,015	1.875%—05/01/2013	3,173

TOTAL CONVERTIBLE BONDS (Cost $79,530)		88,863

CORPORATE BONDS & NOTES—76.8%
AEROSPACE & DEFENSE—0.2%
	Alliant Techsystems Inc.
500	6.750%—04/01/2016	514
	Moog Inc.
500	7.250%—06/15/2018	496
	TransDigm Inc.
1,050	7.750%—07/15/2014	1,078

		2,088

AUTO COMPONENTS—3.3%
	American Axle & Manufacturing Inc.
1,000	5.250%—02/11/2014	908
1,500	7.875%—03/01/2017	1,436
2,250	9.250%—01/15/2017[2]	2,407

		4,751

	AMH Holdings Inc.
1,000	11.250%—03/01/2014[1]	1,033
	Arvinmeritor Inc.
2,500	8.125%—09/15/2015	2,466
2,750	10.625%—03/15/2018	2,970

		5,436

	Goodyear Tire & Rubber Company
6,320	8.750%—08/15/2020	6,668
2,000	10.500%—05/15/2016	2,237

		8,905

	Lear Corporation
1,000	7.875%—03/15/2018	1,024
1,700	8.125%—03/15/2020	1,742

		2,766

	Tenneco Automotive Inc.
2,750	8.125%—11/15/2015	2,867
	TRW Automotive Inc.
1,000	7.000%—03/15/2014[2]	1,018
3,050	7.250%—03/15/2017[2]	3,088

		4,106

		29,864

BEVERAGES—0.4%
	Constellation Brands Inc.
3,750	7.250%—05/15/2017	3,844

10

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

BIOTECHNOLOGY—0.2%
	Talecris Biotherapeutics Inc.
$2,000	7.750%—11/15/2016[2]	$2,030

BUILDING PRODUCTS—0.9%
	Masco Corporation
1,500	6.125%—10/03/2016	1,536
	USG Corporation
4,000	9.500%—01/15/2018	4,190
2,500	9.750%—08/01/2014[2]	2,712

		6,902

		8,438

CAPITAL MARKETS—0.3%
	Nuveen Investments Inc.
2,900	10.500%—11/15/2015	2,915

CHEMICALS—1.6%
	Hexion Financial
3,500	8.875%—02/01/2018[2]	3,461
	Huntsman International LLC
3,000	5.500%—06/30/2016[2]	2,745
3,000	7.875%—11/15/2014	3,060
750	8.625%—03/15/2020[2]	759

		6,564

	LBI Escrow Corp.
4,000	8.000%—11/01/2017[2]	4,155
	Rockwood Specialties Group Inc.
100	7.500%—11/15/2014	102

		14,282

COMMERCIAL SERVICES & SUPPLIES—8.0%
	ACCO Brands Corporation
4,500	7.625%—08/15/2015	4,309
1,400	10.625%—03/15/2015[2]	1,557

		5,866

	Affinion Group Inc.
3,600	10.125%—10/15/2013	3,753
2,500	11.500%—10/15/2015	2,650

		6,403

	ARAMARK Corporation
900	5.000%—06/01/2012	890
9,000	8.500%—02/01/2015	9,281

		10,171

	Ashtead Capital Inc.
1,030	9.000%—08/15/2016[2]	1,066
	Casella Waste Systems Inc.
650	9.750%—02/01/2013	658
	Ceridian Corporation
5,500	11.250%—11/15/2015	5,692
	Corrections Corporation of America
500	7.750%—06/01/2017	533
	FTI Consulting Inc.
500	7.750%—10/01/2016	517
	Geo Group Inc.
200	7.750%—10/15/2017[2]	206
	Hertz Corporation
2,500	8.875%—01/01/2014	2,594
4,475	10.500%—01/01/2016	4,822

		7,416

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

COMMERCIAL SERVICES & SUPPLIES—Continued
	Iron Mountain Inc.
$2,950	6.625%—01/01/2016	$2,968
2,350	7.750%—01/15/2015	2,388
1,000	8.000%—06/15/2020	1,041

		6,397

	Kar Holdings Inc.
800	8.750%—05/01/2014	825
	Mac-Gray Corp.
450	7.625%—08/15/2015	440
	RSC Equipment Rental Corp.
4,550	9.500%—12/01/2014	4,698
1,750	10.000%—07/15/2017[2]	1,921
850	10.250%—11/15/2019[2]	890

		7,509

	Service Masters Inc.
5,000	10.750%—07/15/2015[2]	5,356
	United Rentals Inc.
2,650	7.750%—11/15/2013	2,670
3,450	9.250%—12/15/2019	3,709
2,250	10.875%—06/15/2016	2,542

		8,921

	Waste Services Inc.
1,000	9.500%—04/15/2014	1,033
	West Corporation
2,750	9.500%—10/15/2014	2,860
1,000	11.000%—10/15/2016	1,077

		3,937

		72,946

COMMUNICATIONS EQUIPMENT—1.2%
	Equinix Inc.
2,850	8.125%—03/01/2018	2,982
	Syniverse Technologies Inc.
500	7.750%—08/15/2013	510
	Telcordia Technologies Inc.
4,450	11.000%—05/01/2018[2]	4,561
	Viasat Inc.
3,150	8.875%—09/15/2016[2]	3,241

		11,294

CONSTRUCTION MATERIALS—0.2%
	Texas Industries Inc.
2,250	7.250%—07/15/2013	2,253

CONTAINERS & PACKAGING—2.3%
	Crown Americas LLC
2,000	7.625%—05/15/2017[2]	2,092

	Graham Packaging Co.
2,500	8.250%—01/01/2017[2]	2,541
2,500	9.875%—10/15/2014	2,619

		5,160

	Greif Inc.
1,000	7.750%—08/01/2019	1,058
	Reynolds Group
8,000	7.750%—10/15/2016[2]	8,320
2,500	8.500%—05/15/2018[2]	2,531

		10,851

	Solo Cup Company
1,500	10.500%—11/01/2013	1,605

		20,766

11

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

DIVERSIFIED CONSUMER SERVICES—0.0%
	Education Management LLC
$300	8.750%—06/01/2014	$310

DIVERSIFIED TELECOMMUNICATION SERVICES—5.2%
	Cincinnati Bell Inc.
150	6.300%—12/01/2028	122
1,750	7.000%—02/15/2015	1,724
1,750	8.250%—10/15/2017	1,785
4,400	8.750%—03/15/2018	4,477

		8,108

	New Communications Holdings Inc.
3,500	8.500%—04/15/2020[2]	3,622
	Paetec Holding Corp.
1,350	8.875%—06/30/2017[2]	1,404
4,000	9.500%—07/15/2015	4,095

		5,499

	Qwest Capital Funding Inc.
2,780	6.500%—11/15/2018	2,738
	Qwest Communications International Inc.
2,350	7.125%—04/01/2018[2]	2,438
6,650	7.500%—02/15/2014	6,800

		9,238

	Wind Acquisition SA
6,800	11.750%—07/15/2017[2]	7,599
	Windstream Corp.
600	7.000%—03/15/2019	569
8,300	7.875%—11/01/2017	8,279
1,400	8.625%—08/01/2016	1,440

		10,288

		47,092

ELECTRIC UTILITIES—0.1%
	Ipalco Enterprises Inc.
500	7.250%—04/01/2016[2]	526

ELECTRICAL EQUIPMENT—0.5%
	Baldor Electric Company
4,365	8.625%—02/15/2017	4,638

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.6%
	Da-Lite Screen Co. Inc.
350	9.500%—05/15/2011	365
	Sanmina-SCI Corporation
3,500	8.125%—03/01/2016	3,561
	Videotron Ltee
1,250	9.125%—04/15/2018	1,394

		5,320

ENERGY EQUIPMENT & SERVICES—1.1%
	Bristow Group Inc.
1,500	7.500%—09/15/2017	1,524
	Compagnie Générale de Géophysique-Veritas
2,000	7.750%—05/15/2017	2,030
1,000	9.500%—05/15/2016	1,075

		3,105

	Complete Production Services Inc.
4,400	8.000%—12/15/2016	4,521
	Gulfmark Offshore Inc.
550	7.750%—07/15/2014	550

		9,700

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

FINANCE—0.6%
	Ford Motor Credit Company
$5,250	8.125%—01/15/2020	$5,572

FOOD & STAPLES RETAILING—1.0%
	Ingles Markets Inc.
2,500	8.875%—05/15/2017	2,656
	Stater Brothers Holdings
1,850	7.750%—04/15/2015	1,887
	Tops Market
4,000	10.125%—10/15/2015[2]	4,240

		8,783

FOOD PRODUCTS—0.5%
	Dole Foods Company
500	8.000%—10/01/2016[2]	520
	Pinnacle Foods Inc.
2,250	9.250%—04/01/2015[2]	2,351
1,750	9.250%—04/01/2015	1,829

		4,180

		4,700

HEALTH CARE EQUIPMENT & SUPPLIES—1.0%
	Biomet Inc.
1,500	10.000%—10/15/2017	1,657
3,000	11.625%—10/15/2017	3,375

		5,032

	DJO Finance LLC
3,500	10.875%—11/15/2014	3,850

		8,882

HEALTH CARE PROVIDERS & SERVICES—4.9%
	Accellent Inc.
3,000	8.375%—02/01/2017[2]	3,022
3,600	10.500%—12/01/2013	3,645

		6,667

	Community Health Systems Inc.
3,500	8.875%—07/15/2015	3,684
	HCA Inc.
2,500	5.750%—03/15/2014	2,437
2,250	6.300%—10/01/2012	2,295
1,200	6.500%—02/15/2016	1,175
2,650	7.875%—02/15/2020[2]	2,859
100	9.250%—11/15/2016	108

		8,874

	IASIS Healthcare LLC
4,000	8.750%—06/15/2014	4,130
	Omnicare Inc.
2,400	6.875%—12/15/2015	2,412
	Psychiatric Solutions Inc.
3,500	7.750%—07/15/2015	3,587
	Radiation Therapy Services Inc.
3,750	9.875%—04/15/2017[2]	3,844
	Service Corp International
1,350	6.750%—04/01/2016	1,357
1,500	7.375%—10/01/2014	1,538
250	7.625%—10/01/2018	257

		3,152

	Vanguard Health Holding Co. II
8,500	8.000%—02/01/2018[2]	8,457

		44,807

12

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

HOTELS, RESTAURANTS & LEISURE—5.9%
	American Casino Inc.
$2,500	11.000%—06/15/2014	$2,469
	Ameristar Casinos Inc.
1,325	9.250%—06/01/2014	1,398
	Boyd Gaming Corp.
3,085	6.750%—04/15/2014	2,869
	Cinemark USA Inc.
1,400	8.625%—06/15/2019	1,491
	Global Cash Access LLC
439	8.750%—03/15/2012	442
	Isle of Capri Casino Inc.
6,500	7.000%—03/01/2014	6,045
	MGM Mirage Inc.
2,575	6.750%—09/01/2012-04/01/2013	2,492
5,800	8.375%—02/01/2011	5,901
2,250	9.000%—03/15/2020[2]	2,374
2,100	10.375%—05/15/2014[2]	2,310

		13,077

	Penn National Gaming Inc.
500	6.750%—03/01/2015	500
6,000	8.750%—08/15/2019[2]	6,285

		6,785

	Pinnacle Entertainment Inc.
3,000	7.500%—06/15/2015	2,902
2,990	8.250%—03/15/2012	3,009
3,700	8.625%—08/01/2017[2]	3,885
3,000	8.750%—05/15/2020[2]	3,000

		12,796

	Scientific Games Corp.
200	7.875%—06/15/2016[2]	203
	Speedway Motorsports Inc.
250	6.750%—06/01/2013	253
850	8.750%—06/01/2016	914

		1,167

	Wendy’s Arbys Restaurant LLC
1,500	10.000%—07/15/2016	1,620
	Wyndham Worldwide Corporation
4,000	6.000%—12/01/2016	3,989

		54,351

HOUSEHOLD DURABLES—0.7%
	Jarden Corporation
4,500	7.500%—01/15/2020	4,629
750	8.000%—05/01/2016	794

		5,423

	Standard Pacific Corp.
600	8.375%—05/15/2018	612

		6,035

HOUSEHOLD PRODUCTS—1.1%
	Central Garden Co.
4,250	8.250%—03/01/2018	4,346
	Sealy Mattress Co.
3,750	8.250%—06/15/2014	3,806
1,710	10.875%—04/15/2016[2]	1,958

		5,764

		10,110

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—2.3%
	AES Corporation
$2,850	8.000%—10/15/2017	$2,950
	Calpine Corporation
3,655	7.250%—10/15/2017[2]	3,563
207	7.250%—10/15/2017	202

		3,765

	Dynegy Holdings Inc.
2,150	8.375%—05/01/2016	1,903
	Mirant Americas Generation LLC
4,475	8.500%—10/01/2021	4,363
	Mirant North America LLC
2,000	7.375%—12/31/2013	2,065
	NRG Energy Inc.
2,000	7.375%—01/15/2017	1,975
	RRI Energy
4,250	7.625%—06/15/2014	4,245

		21,266

INSURANCE—0.6%
	HUB International Group Holdings Inc.
5,000	9.000%—12/15/2014[2]	4,900
600	10.250%—06/15/2015[2]	588

		5,488

INTERNET & CATALOG RETAIL—0.3%
	QVC Inc.
2,600	7.500%—10/01/2019[2]	2,678

IT SERVICES—0.8%
	SunGard Data Systems Inc.
2,475	9.125%—08/15/2013	2,553
2,250	10.250%—08/15/2015	2,382
2,000	10.625%—05/15/2015	2,215

		7,150

LEISURE EQUIPMENT & PRODUCTS—0.6%
	Burnswick Corporation
1,600	11.250%—11/01/2016[2]	1,896
	Easton Bell Sports Inc.
3,000	9.750%—12/01/2016[2]	3,210

		5,106

MACHINERY—1.8%
	Actuant Corporation
1,450	6.875%—06/15/2017	1,441
	Manitowoc Company Inc.
4,000	9.500%—11/06/2014	4,210
	Oshkosh Corporation
2,750	8.250% 03/01/2017[2]	2,908
	RBS Global and Rexnord Corporation
1,500	8.500%—05/01/2018[2]	1,512
	Terex Corporation
750	7.375%—01/15/2014	763
3,400	8.000%—11/15/2017	3,332
1,750	10.875%—06/01/2016	1,973

		6,068

		16,139

MEDIA—11.1%
	Allbritton Communications Company
3,900	7.750%—12/15/2012	3,968
2,500	8.000%—05/15/2018[2]	2,512

		6,480

13

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

MEDIA—Continued
	Belo Corp.
$2,400	8.000%—11/15/2016	$2,520
	Cablevision Systems Corporation
1,000	7.750%—04/15/2018	1,020
1,100	8.000%—04/15/2020	1,125
1,000	8.625%—09/15/2017[2]	1,060

		3,205

	CCO Holdings Capital Corp.
2,750	7.875%—04/30/2018[2]	2,812
2,350	8.125%—04/30/2020[2]	2,415

		5,227

	Cenveo Corporation
2,175	7.875%—12/01/2013	2,186
1,900	8.875%—02/01/2018[2]	1,971

		4,157

	Clear Channel Communications Inc.
5,000	6.250%—03/15/2011	4,912
	Clear Channel Worldwide International Inc.
3,000	9.250%—12/15/2017[2]	3,227
	CSC Holdings LLC
250	7.625%—07/15/2018	264
650	8.500%—04/15/2014[2]	700

		964

	Dish DBS Corp.
3,000	7.125%—02/01/2016	3,060
	Gray Television Inc
2,000	10.500%—06/29/2015[2]	2,018
	Hughes Network Systems LLC
1,350	9.500%—04/15/2014	1,397
	Inmarsat Finance plc
3,000	7.375%—12/01/2017[2]	3,142
	Intelsat Bermuda Ltd.
5,250	11.250%—02/04/2017[1]	5,526
	Intelsat Corp.
650	6.500%—11/01/2013	645
250	9.250%—06/15/2016	265
250	11.250%—06/15/2016	272

		1,182

	Interpublic Group
1,000	10.000%—07/15/2017	1,149
	Lamar Media Corporation
4,200	6.625%—08/15/2015	4,158
3,750	7.875%—04/15/2018[2]	3,853

		8,011

	LIN Television Corp.
3,000	6.500%—05/15/2013	2,985
	Mediacom Broadband LLC
4,950	8.500%—10/15/2015	5,111
	Mediacom LLC
4,600	9.125%—08/15/2019[2]	4,761
	Nexstar Broadcasting Group
3,200	8.875%—04/15/2017[2]	3,280
	Nielsen Finance LLC
2,100	0.390%—08/01/2016[1]	2,048
3,000	10.000%—08/01/2014	3,165
1,000	11.625%—02/01/2014	1,140

		6,353

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

MEDIA—Continued
	Readers Digest Association
$2,500	9.500%—02/15/2017[2,3]	$2,575
	Telesat Inc.
3,750	11.000%—11/01/2015	4,219
	Valassis Communication Inc.
3,150	8.250%—03/01/2015	3,343
	Videotron Ltee
2,000	6.875%—01/15/2014	2,035
	Virgin Media Finance plc
3,550	9.125%—08/15/2016	3,807
3,000	9.500%—08/15/2016	3,307

		7,114

	Visant Holding Corp.
200	8.750%—12/01/2013	205
	WMG Acquisition Corp.
2,150	7.375%—04/15/2014	2,085
	WMG Holdings Corp.
1,635	9.500%—12/15/2014[1]	1,664

		101,907

METALS & MINING—1.1%
	AK Steel Holding Corporation
1,550	7.625%—05/15/2020	1,604
	Foundation Coal Co.
300	7.250%—08/01/2014	308
	Steel Dynamics Inc.
1,750	6.750%—04/01/2015	1,794
250	7.375%—11/01/2012	263
3,250	7.750%—04/15/2016	3,409

		5,466

	United States Steel Corporation
2,500	7.375%—04/01/2020	2,581

		9,959

MULTILINE RETAIL—0.4%
	Bon Ton Department Stores Inc.
4,000	10.250%—03/15/2014	4,070

OIL, GAS & CONSUMABLE FUELS—7.1%
	Amerigas Partners
150	7.125%—05/20/2016	154
	Amerigas Partners LP
1,000	7.250%—05/20/2015	1,025
	Arch Coal Inc.
2,000	8.750%—08/01/2016[2]	2,140
	Bill Barrett Corporation
3,000	9.875%—07/15/2016	3,240
	Chesapeake Energy Corporation
2,000	6.250%—01/15/2018	1,940
250	6.500%—08/15/2017	245
6,500	6.875%—01/15/2016	6,516

		8,701

	Consol Energy Inc.
3,500	8.000%—04/01/2017[2]	3,714
4,500	8.250%—04/01/2020[2]	4,815

		8,529

	Continential Resources
1,400	8.250%—10/01/2019	1,512

14

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

OIL, GAS & CONSUMABLE FUELS—Continued
	Denbury Resources Inc.
$2,250	7.500%—04/01/2013-12/15/2015	$2,291
3,088	8.250%—02/15/2020	3,327
2,000	9.750%—03/01/2016	2,220

		7,838

	El Paso Corporation
850	7.000%—06/15/2017	878
1,500	7.250%—06/01/2018	1,567

		2,445

	Exco Resources Inc.
2,000	7.250%—01/15/2011	2,007
	Ferrell Gas LP
2,000	6.750%—05/01/2014	1,975
2,550	9.125%—10/01/2017[2]	2,716

		4,691

	Ferrellgas Partners LP
1,000	8.625%—06/15/2020	1,023
	Helix Energy Solutions Group Inc.
2,000	9.500%—01/15/2016[2]	2,090
	Inergy Finance Corp.
1,200	6.875%—12/15/2014	1,206
2,250	8.250%—03/01/2016	2,351

		3,557

	Key Energy Services Inc.
3,000	8.375%—12/01/2014	3,075
	Mariner Energy Inc.
1,250	7.500%—04/15/2013	1,300
	Markwest Energy Partners LP
1,000	8.750%—04/15/2018	1,041
	Patriot Coal Corporation
900	8.250%—04/30/2018	907
	Petroplus Finance Ltd.
1,400	6.750%—05/01/2014[2]	1,337
2,000	9.375%—09/15/2019[2]	1,920

		3,257

	Pioneer Natural Resources Co.
1,000	6.650%—03/15/2017	1,035
250	6.875%—05/01/2018	259

		1,294

	Plains Exploration & Production Company
2,500	7.625%—06/01/2018-04/01/2020	2,550
1,100	10.000%—03/01/2016	1,224

		3,774

	Range Resources Corp.
1,300	7.250%—05/01/2018	1,352

		64,952

PAPER & FOREST PRODUCTS—0.9%
	Boise Paper Holdings LLC
1,500	8.000%—04/01/2020[2]	1,552
1,000	9.000%—11/01/2017[2]	1,078

		2,630

	Cascades Inc.
3,750	7.750%—12/15/2017[2]	3,834
500	7.875%—01/15/2020[2]	508

		4,342

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

PAPER & FOREST PRODUCTS—Continued
	Graphic Package International
$1,000	9.500%—06/15/2017	$1,080

		8,052

REAL ESTATE INVESTMENT TRUSTS—0.1%
	Omega Healthcare Investors Inc.
500	7.000%—04/01/2014	506

ROAD & RAIL—1.0%
	AVIS Budget Car Rental LLC
3,500	7.625%—05/15/2014	3,587
3,500	7.750%—05/15/2016	3,588
1,750	9.625%—03/15/2018[2]	1,899

		9,074

SOFTWARE—0.5%
	GXS Worldwide Inc.
2,250	9.750%—06/15/2015[2]	2,216
	JDA Software Group Inc.
2,000	8.000%—12/15/2014[2]	2,105

		4,321

SPECIALTY RETAIL—4.4%
	AutoNation Inc
2,500	6.750%—04/15/2018	2,522
	Limited Brands Inc.
1,500	6.900%—07/15/2017	1,567
1,800	8.500%—06/15/2019	2,007

		3,574

	Michaels Stores Inc.
2,000	1.040%—11/01/2016[1]	1,862
7,600	11.375%—11/01/2016	8,341

		10,203

	Pantry Inc.
3,000	7.750%—02/15/2014	2,955
	Penske Auto Group Inc.
6,550	7.750%—12/15/2016	6,452
	Sally Holdings LLC
200	9.250%—11/15/2014	213
	Susser Holdings LLC
2,150	8.500%—05/15/2016[2]	2,139
1,300	10.625%—12/15/2013	1,381

		3,520

	Toys R Us Inc.
4,360	7.375%—10/15/2018	4,284
1,500	8.500%—12/01/2017[2]	1,594
1,000	10.750%—07/15/2017[2]	1,140

		7,018

	Yankee Acquisition Corp.
3,350	8.500%—02/15/2015	3,492

		39,949

TELEPHONE—0.6%
	New Communications Holdings Inc.
2,500	8.250%—04/15/2017[2]	2,588
	TW Telecom Holdings Inc.
3,050	8.000%—03/01/2018[2]	3,172

		5,760

15

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

TEXTILES, APPAREL & LUXURY GOODS—0.4%
	Hanesbrands Inc.
$2,150	8.000%—12/15/2016	$2,257
	Levi Strauss & Co.
630	8.875%—04/01/2016	671
1,000	9.750%—01/15/2015	1,056

		1,727

	Phillips-Van Heusen Corporation
125	8.125%—05/01/2013	128

		4,112

WIRELESS TELECOMMUNICATION SERVICES—1.0%
	Nextel Communications Inc.
3,250	7.375%—08/01/2015	3,181
	Sprint Nextel Corporation
6,200	8.375%—08/15/2017	6,440

		9,621

TOTAL CORPORATE BONDS & NOTES (Cost $650,032)		701,656

PREFERRED STOCKS—0.1%

Shares		Value (000s)

(Cost $415)
WIRELESS TELECOMMUNICATION SERVICES—0.1%
10,000	Crown Castle International	$566

SHORT-TERM INVESTMENTS—5.3%
(Cost $48,176)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$48,176	Repurchase Agreement with State Street Corp. dated April 30, 2010 due May 3, 2010 at 0.010% collateralized by Federal Home Loan Mortgage Corp. (market value $49,141)	48,176

TOTAL INVESTMENTS—99.7% (Cost $844,142)		910,266

CASH AND OTHER ASSETS, LESS LIABILITIES—0.3%		3,431

TOTAL NET ASSETS—100.0%		$913,697

FAIR VALUE MEASUREMENTS

Holdings in the Wireless Telecommunications Services category valued at $566 are classified as Level 1. All other holdings at April 30, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

1	Step coupon security.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Board of Trustees. At April 30, 2010, these securities were valued at $228,650 or 25% of net assets.

3	Floating rate security. The stated rate represents the rate in effect at April 30, 2010.

4	Position or a portion of the position represents an unsettled loan commitment. At period end, the total market value of unsettled commitments totaled $7,000 or 1% of net assets. The coupon rate will be determined at the time of settlement.

The accompanying notes are an integral part of the Financial Statements.

16

Habor Bond Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment

Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

William Gross

Since 1987

PIMCO has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE
CHARACTERISTICS

Intermediate bonds with overall portfolio rated high quality

William Gross

Management’s Discussion of

Fund Performance

MARKET REVIEW

In the six months ended April 30, 2010, interest rates rose and yield curves continued to steepen in the U.S., the U.K., and Europe. The rally in riskier sectors continued through the end of calendar 2009. Early in 2010, investors sought the relative safety of U.S. bonds amid concern about sovereign debt risk, especially in Greece and other peripheral eurozone economies. Another factor helping to hold down yields were comments by the Federal Reserve that an increase in the federal funds rate was not imminent. However, as economic data continued to trend positive, risk assets once again outperformed in March and April. While the Fed kept its main policy rate unchanged, it raised the discount rate at which member banks can borrow during the first quarter of calendar 2010. It also ended programs that were designed to support the housing market and the consumer finance sector. The Fed concluded its $1.25 trillion agency mortgage purchase program in March and also ended the subscription period for purchasing consumer asset-backed securities under the Term Asset-backed Securities Loan Facility (TALF).

PERFORMANCE

Harbor Bond Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the first half of the 2010 fiscal year. The Fund posted returns of 3.77% (Institutional Class) and 3.62% (Administrative Class), compared to a gain of 2.54% for the index. The Fund also outperformed the index for the 5 and 10 years ended April 30, 2010.

Following is a summary of the main contributors to the portfolio’s out performance relative to its benchmark for the fiscal half-year.

•	Exposure to core European interest rates, which fell amid concern about potential deflation arising from the sovereign debt crisis in peripheral European economies.

•	Emphasis on shorter-maturity yields via money market futures; central banks indicated that short-maturity rates would remain low for longer than markets had expected.

•	An overweight to bonds of financial companies, where credit premiums continued to tighten.

•	Holdings of high quality commercial mortgage-backed securities and non-agency mortgages, which gained as technical conditions in these markets were strong.

•	Exposure to longer maturity municipal bonds, especially Build America Bonds, where demand remained strong.

•	Modest emerging market positions, including exposure to Brazilian local rates, high-grade external debt, and Asian currencies.

The main detractor from portfolio performance relative to the benchmark was an underweight to agency mortgages, which continued to gain despite historically rich valuations. However, positive mortgage security selection more than offset the negative effect of this underweight.

17

Habor Bond Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Federal National Mortgage Association (6.000% - 05/01/2038)	2.0%
Wells Fargo & Co. (7.980% - 12/31/2099)	2.0%
Bundesrepublik Deutschland (3.250% - 01/04/2020)	1.3%
U.S. Treasury Notes (2.500% - 04/30/2015)	1.3%
U.S. Treasury Notes (3.125% - 04/30/2017)	1.3%
Citigroup Capital XXI (8.300% - 12/21/2057)	1.1%
Federal National Mortgage Association TBA (6.000% - 05/13/2040)	1.1%
Federal National Mortgage Association (5.500% - 08/01/2037)	1.0%
U.S. Treasury Notes (4.625% - 02/15/2040)	1.0%
Federal Home Loan Mortgage Corp. TBA (6.000% - 05/13/2040)	0.9%

OUTLOOK AND STRATEGY

Two core themes create tension and uncertainty in our economic outlook over the next year. First, we continue to expect differentiated regional outcomes, as a result of differences in pre-crisis conditions. Second, positive trends in developed economies such as the U.S. over a cyclical timeframe are likely to face structural or secular headwinds such as high levels of sovereign and consumer debt and excess capacity in labor and product markets. In our view, this tension between cyclical and structural factors will be exacerbated by political processes around the world, which means that politics is one of the most critical risk factors in our outlook.

We will remain cautious with portfolio risk exposures in light of global economic uncertainty and relatively rich valuations for many fixed income assets. There are, however, a number of prudent strategies available to enhance returns. We will target an overall overweight to duration, but this will come from exposure to core European interest rates and a modest allocation to Brazilian local rates, where guidelines permit. Such exposure offers relatively attractive yields but potentially less price risk than a comparable U.S. position, which could be vulnerable to the unwinding of the Fed’s unorthodox monetary policies and indigestion in Treasury markets. We will remain underweight to agency mortgage-backed securities, which now trade near their most expensive levels ever. Following the end of the Fed’s mortgage purchase program in March, more-favorable opportunities to own these securities could arise in the future. Corporate bonds have rallied strongly so we will target a neutral to underweight position in this sector.

We will continue to overweight well-capitalized financial institutions that offer value versus the broader market. We plan to hold high quality emerging market sovereign credits such as Mexico, Brazil, Korea, and Russia, which have low levels of debt relative to the size of their economies. In addition, we plan to increase our emerging market corporate and quasi-sovereign exposure in credits from high quality countries. These bonds stand to benefit from improved economic conditions in emerging markets and offer attractive value compared to U.S. corporate issues. In the municipal sector we will continue to favor longer maturity taxable issues, especially Build America Bonds. Substantial new issuance should support favorable valuations for Build America Bonds versus comparably-rated corporate issues. Treasury Inflation-Protected Securities (TIPS) offer a potential hedge against inflation risk, but we believe their valuations are unappealing over a cyclical time frame. As a consequence, our TIPS holdings will be light.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

18

Harbor Bond Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2014

Cusip	411511108

Ticker	HABDX

Inception Date	12/29/1987

Net Expense Ratio	0.56%[a]

Total Net Assets (000s)	$6,925,845

ADMINISTRATIVE CLASS

Fund #	2214

Cusip	411511686

Ticker	HRBDX

Inception Date	11/01/2002

Net Expense Ratio	0.81%[a]

Total Net Assets (000s)	$170,235

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	2.71%		4.53%

Yield to Maturity	3.76%		3.35%

Current 30-Day Yield (Institutional Class)	1.19%		N/A

Weighted Average Maturity	6.95 years		6.93 years

Weighted Average Duration	4.69 years		4.72 years

Portfolio Turnover Rate (6-Month Period Ended 04/30/2010)	308%	[b]	N/A

MATURITY PROFILE (% of investments)

0 to 1 yr.	4.2%

>1 to 5	45.3%

>5 to 10	28.3%

>10 to 15	15.6%

>15 to 20	0.0%

>20 to 25	0.7%

>25 yrs.	5.9%

a	Annualized.

b	Unannualized.

19

Harbor Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2000 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Bond Fund
Institutional Class	3.77%	14.68%	6.88%	7.53%	12/29/1987	$20,661
Comparative Index
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	6.43%	—	$18,643

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Bond Fund
Administrative Class	3.62%	14.38%	6.61%	6.26%	11/01/2002	$15,767
Comparative Index
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	5.11%	—	$14,526

As stated in the Fund’s current prospectus, the expense ratios were 0.60% (Institutional Class) and 0.85% (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

20

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of 40.5%)

ASSET-BACKED SECURITIES—1.1%
Principal Amount (000s)		Value (000s)

	Ally Auto Receivables Trust
$6,500	1.320%—03/15/2012[1,2]	$6,517
	Asset Backed Funding Certificates Series 2006-HE1 Cl. A2A
512	0.323%—01/25/2037[2,3]	502
	Bank of America Credit Card Trust
4,200	0.834%—04/15/2013[2,3]	4,210
9,500	1.454%—12/16/2013[2,3]	9,617

		13,827

	Countrywide Asset-Backed Certificates Series 2001-BC3 Cl. A
313	0.743%—12/25/2031[2,3]	164
	Credit-Based Asset Servicing & Securitization LLC Series 2006-CB9 Cl. A1
811	0.323%—11/25/2036[2,3]	690
	GSAMP Trust Series 2007-FM1 Cl. 2A2
400	0.333%—12/25/2036[2,3]	268
	HSI Asset Securitization Corp. Trust Series 2006-HE2 Cl. 2A1
411	0.313%—12/25/2036[2,3]	319
	Long Beach Mortgage Loan Trust Series 2004-4 Cl. 1A1
111	0.543%—10/25/2034[2,3]	94
	Magnolia Funding Ltd. Series 2010-1A CI. A1
€5,622	3.000%—04/20/2017[1]	7,484
	Park Place Securities Inc. Series 2004-MCW1 Cl. A1
$2,221	0.575%—10/25/2034[2,3]	2,133
	SBI Home Equity Loan Trust Series 2006-1A Cl. 1A2A
304	0.433%—08/25/2036[1,2,3]	293
	Securitized Asset Backed Receivables LLC Trust Series 2007-HE1 Cl. 2A2
1,062	0.323%—12/25/2036[2,3]	407
	SLM Student Loan Trust
950	0.616%—01/25/2014[2,3]	951
	Small Business Administration Series 2000-P10 Cl.1
56	7.449%—08/01/2010[2]	57

ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)

	Small Business Administration Participation Certificates
$520	Series 2003-20I Cl. 1 5.130%—09/01/2023[2]	$554
10,228	Series 2009-20A CI. 1 5.720%—01/01/2029[2]	11,276
28,660	Series 2008-20H CI. 1 6.020%—08/01/2028[2]	32,047
1,221	Series 2001-20A Cl. 1 6.290%—01/01/2021[2]	1,323

		45,200

TOTAL ASSET-BACKED SECURITIES (Cost $75,506)		78,906

BANK LOAN OBLIGATIONS—0.1%
(Cost $4,569)
	Chrysler Finance Co. Term Loan B
4,713	9.000%—08/03/2014[2]	4,723

COLLATERALIZED MORTGAGE OBLIGATIONS—3.1%
	American Home Mortgage Investment Trust
1,376	Series 2004-4 Cl. 4A 2.386%—02/25/2045[2,3]	1,254
	Bank of America Commercial Mortgage Inc.
2,500	5.935%—02/10/2051[2,4]	2,566
	Bank of America Funding Corporation Series 2005-D Cl. A1
2,135	2.990%—05/25/2035[2,3]	2,101
	Bear Stearns Adjustable Rate Mortgage Trust
627	Series 2003-1 Cl. 6A1 2.918%—04/25/2033[2,4]	617
88	Series 2000-2 Cl. A1 3.800%—11/25/2030[2,3]	83

		700

	Bear Stearns Alt-A Trust
2,578	Series 2006-8 Cl. 3A1 0.423%—02/25/2037[2,3]	2,036
3,014	Series 2005-4 Cl. 3A1 3.478%—05/25/2035[2,4]	2,271
1,536	Series 2005-7 Cl. 2A1 5.119%—09/25/2035[2,4]	1,188

		5,495

	Bear Stearns Commercial Mortgage Securities
2,745	5.116%—02/11/2041[2,4]	2,881
700	5.331%—02/11/2044[2]	693
2,100	5.471%—01/12/2045[2,4]	2,173
1,810	Series 2006 PWR11 Cl. A4 5.622%—03/11/2039[2,4]	1,900
6,400	Series 2007-PW18 Cl. A4 5.700%—06/11/2050[2]	6,377
7,700	5.703%—06/11/2050[2]	8,088
2,410	Series 2006 PW12 Cl. A4 5.906%—09/11/2038[2,4]	2,556

		24,668

	Bear Stearns Mortgage Funding Trust Series 2007-AR1 Cl. 2A1
964	0.333%—02/25/2037[2,3]	957

21

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Citigroup/Deutsche Bank Commercial Mortgage Trust
$2,600	5.322%—12/11/2049[2]	$2,530
	Commercial Mortgage Pass Through Certificates Series 2006-C8 Cl. A4
7,700	5.306%—12/10/2046[2]	7,527
	Countrywide Alternative Loan Trust Series 2005-59 Cl. 1A1
21,485	0.570%—11/20/2035[2,3]	12,852
	Countrywide Home Loan Mortgage Pass Through Trust
5,361	Series 2004-HYB9 Cl. 1A1 3.379%—02/20/2035[2,4]	4,888
3,125	Series 2004-22 Cl. A3 3.511%—11/25/2034[2,4]	2,835
1,022	Series 2005-HYB9 Cl. 3A2A 5.250%—02/20/2036[2,3]	806
65	Series 2003-10 Cl. A2 5.750%—05/25/2033[2]	65

		8,594

	Credit Suisse Mortgage Capital Certificates
700	5.846%—03/15/2039[2,4]	714
	First Horizon Alternative Mortgage Securities
569	5.383%—09/25/2035[2,3]	427
	First Horizon Asset Securities Inc. Series 2005-AR6 Cl. 4A1
12,475	5.733%—02/25/2036[2,3]	11,575
	First Nationwide Trust Series 2001-3 Cl. 1A1
6	6.750%—08/21/2031[2]	6
	Greenwich Capital Commercial Funding Corp.
300	4.799%—08/10/2042[2,4]	305
2,500	Series 2007-GG9 5.444%—03/10/2039[2]	2,513

		2,818

	GSR Mortgage Loan Trust
9,467	Series 2005-AR6 Cl. 2A1 2.948%—09/25/2035[2,3]	9,227
3,894	Series 2005-AR7 Cl. 6A1 5.208%—11/25/2035[2,4]	3,789

		13,016

	Harborview Mortgage Loan Trust Series 2005-2 Cl. 2A1A
682	0.476%—05/19/2035[2,3]	433
	Indymac ARM Trust Series 2001-H2 Cl. A2
13	2.463%—01/25/2032[2,3]	10
	IndyMac Index Mortgage Loan Trust Series 2005-AR31 Cl. 1A1
3,773	2.874%—01/25/2036[2,4]	2,758
	JP Morgan Chase Commercial Mortgage Securities Corp.
5,300	Series 2006-LDP9 Cl. A3 5.336%—05/15/2047[2]	5,236
15,100	Series 2007-LDPX Cl. A3 5.420%—01/15/2049[2]	14,586
1,600	Series 2007-LD12 Cl. A4 5.882%—02/15/2051[2,4]	1,599

		21,421

	JP Morgan Chase Mortgage Trust Series 2005-S3 Cl. 1A2
1,872	5.750%—01/25/2036[2]	1,616
	LB-UBS Commercial Mortgage Trust Series 2006-C6 Cl. A4
2,200	5.372%—09/15/2039[2]	2,248

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Merrill Lynch Mortgage Investors Inc.
$2,087	Series 2005-A10 Cl. A 0.473%—02/25/2036[2,3]	$1,652
559	Series 2005-3 Cl. 4A 0.513%—11/25/2035[2,3]	470

		2,122

	Merrill Lynch/Countrywide Commercial Mortgage Trust
2,600	5.172%—12/12/2049[2,4]	2,573
1,800	Series 2007-6 MTG Cl. A4 5.485%—03/12/2051[2,4]	1,725

		4,298

	Morgan Stanley Capital I
1,210	Series 2007-XLFA Cl. A1 0.315%—10/15/2020[1,2,3]	1,113
1,200	5.557%—03/12/2044[2,4]	1,248
400	5.809%—12/12/2049[2]	407
12,400	6.076%—06/11/2049[2,4]	12,518

		15,286

	Morgan Stanley Re-REMIC Trust[5]
2,100	5.999%—08/12/2045[1,2,4]	2,173
	Residential Funding Mortgage Securities I Series 2006-SA1 Cl. 2A1
976	5.576%—02/25/2036[2,4]	685
	Sovereign Commercial Mortgage Securities Trust Series 2007-C1 Cl. A2
1,085	5.844%—07/22/2030[1,2,4]	1,123
	Structured Asset Mortgage Investments Inc. Series 2005-AR5 Cl. A2
2,286	0.506%—07/19/2035[2,3]	1,973
	Structured Asset Securities Corporation
39	Series 2001-21A Cl. 1A1 2.393%—01/25/2032[2,3]	39
35	Series 2002-1A Cl. 4A 2.920%—02/25/2032[2,3]	29

		68

	Thornburg Mortgage Securities Trust Series 2006-6 Cl. A1
2,202	0.373%—11/25/2046[2,3]	2,154
	Wachovia Bank Commercial Mortgage Trust Series 2006-WHL7 Cl. A1
9,442	0.344%—09/15/2021[1,2,3]	8,467
2,600	0.431%—06/15/2049[1,2,3]	1,459
2,000	5.308%—11/15/2048[2]	2,038
11,800	5.416%—01/15/2045[2,4]	12,103

		24,067

	Washington Mutual Pass Through Certificates Series 2005-AR13 Cl. A1A1
739	0.553%—10/25/2045[2,3]	620
	Wells Fargo Mortgage Backed Securities Trust
3,836	Series 2006-AR2 Cl. A1 4.940%—03/25/2036[2,4]	3,586
5,496	Series 2006-AR2 Cl. IIA5 4.940%—03/25/2036[2,3]	4,930
34,500	6.000%—04/25/2037[2]	28,633

		37,149

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $210,068)		218,004

CORPORATE BONDS & NOTES—26.2%
	Access Group Inc.
20,897	1.616%—10/27/2025[2]	21,376

22

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	AIG SunAmerica Institutional Funding II
$20,000	0.466%—07/26/2010[2,3]	$19,864	[z]
	Allstate Life Global Funding Trusts MTN[6]
4,600	5.375%—04/30/2013[2]	5,054
	American Airlines Inc. Pass Through Certificates
	Series 2001-2 Cl. A1
59	6.978%—04/01/2011[2]	59
	American Express Bank FSB
6,500	5.500%—04/16/2013[2]	7,031
9,500	6.000%—09/13/2017[2]	10,281

		17,312

	American Express Centurion Bank
9,500	6.000%—09/13/2017[2]	10,281
	American Express Company
6,400	7.000%—03/19/2018[2]	7,329
	American Express Credit Corporation
100	0.458%—12/02/2010[2,3]	100
	American Express Credit Corporation MTN[6]
400	0.416%—06/16/2011[2,3]	398
4,400	5.875%—05/02/2013[2]	4,814

		5,212

	American General Finance Corporation
7,400	7.250%—04/08/2015[2]	7,421
	American General Finance Corporation MTN[6]
900	4.000%—03/15/2011[2]	884
5,253	4.625%—09/01/2010[2]	5,245
1,800	4.875%—05/15/2010[2]	1,800
1,600	5.400%—12/01/2015[2]	1,329

		9,258

	American International Group Inc.
€4,900	4.000%—09/20/2011[2]	6,560
5,300	4.875%—03/15/2067[2,4]	4,587
$900	5.050%—10/01/2015[2]	850
100	5.375%—10/18/2011[2]	102
1,100	8.250%—08/15/2018[2]	1,175
£1,400	8.625%—05/22/2038[2,4]	1,831

		15,105

	American International Group Inc. MTN[6]
$7,000	0.371%—03/20/2012[2,3]	6,738
1,800	4.950%—03/20/2012[2]	1,835

		8,573

	Amgen Inc.
24,000	6.900%—06/01/2038[2]	28,331
	Anheuser-Busch Cos Inc.
200	5.500%—01/15/2018[2]	214
	ANZ National International Ltd.
6,200	6.200%—07/19/2013[1,2]	6,841
	AstraZeneca plc
1,700	5.900%—09/15/2017[2]	1,928
1,600	6.450%—09/15/2037[2]	1,840

		3,768

	AT&T Inc.
4,200	4.950%—01/15/2013[2]	4,533
5,000	5.500%—02/01/2018[2]	5,396
2,900	6.300%—01/15/2038[2]	3,023

		12,952

	BAC Capital Trust VII
£2,400	5.250%—08/10/2035[2]	2,690

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Banco Santander Chile
$12,300	1.557%—04/20/2012[1,2,3]	$12,300
	Bank of America Corp. MTN[6]
11,600	2.100%—04/30/2012[2]	11,828
	Bank of America Corp.
33,200	6.500%—08/01/2016[2]	35,858
	Bank of China Hong Kong Ltd.
2,200	5.550%—02/11/2020[1,2]	2,248
	Bank of Scotland plc
6,300	0.312%—12/08/2010[1,2,3]	6,221
	Barclays Bank plc
26,700	5.450%—09/12/2012[2]	28,800
	Bear Stearns & Co. Inc.
4,400	0.460%—08/15/2011[2,3]	4,405
4,971	6.400%—10/02/2017[2]	5,508

		9,913

	Bear Stearns & Co. Inc. MTN[6]
14,831	6.950%—08/10/2012[2]	16,482
	BNP Paribas
9,600	5.186%—06/29/2049[1,2,4]	8,904
	Cellco Partnership/Verizon Wireless Capital LLC
1,600	2.851%—05/20/2011[2,3]	1,643
	Cemex Inc.
3,100	6.722%—12/01/2049[1,2,4]	2,273
	Citibank N.A.
700	1.875%—06/04/2012[2]	711
	Citigroup Capital XXI
77,799	8.300%—12/21/2057[2,4]	78,188
	Citigroup Funding Inc.
8,300	1.875%—10/22/2012[2]	8,394
2,900	2.250%—12/10/2012[2]	2,959

		11,353

	Citigroup Inc.
1,500	2.125%—04/30/2012[2]	1,531
€2,000	4.750%—05/31/2017[2,4]	2,568
$1,700	5.300%—10/17/2012[2]	1,788
32,600	5.500%—08/27/2012-04/11/2013[2]	34,427
3,000	5.625%—08/27/2012[2]	3,161
1,100	5.850%—07/02/2013[2]	1,175
12,200	6.000%—02/21/2012-08/15/2017[2]	12,795
5,600	6.125%—08/25/2036[2]	5,111
9,100	7.250%—10/01/2010[2]	9,312
8,200	8.500%—05/22/2019[2]	9,696

		81,564

	Citigroup N.A.
1,500	1.875%—05/07/2012[2]	1,522
	Comcast Corporation
1,200	5.875%—02/15/2018[2]	1,296
1,200	6.450%—03/15/2037[2]	1,261

		2,557

	Countrywide Financial Corporation MTN[6]
2,000	0.800%—05/07/2012[2,3]	1,971
	Daimler Chrysler Auto Trust
	Series 2008-B Cl. A2B
654	1.181%—07/08/2011[2,3]	654
	Series 2008-B Cl. A3B
3,300	1.731%—09/10/2012[2,3]	3,323

		3,977

23

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Dell Inc.
$8,800	5.650%—04/15/2018[2]	$9,596
	Deutsche Bank AG
8,400	6.000%—09/01/2017[2]	9,306
	Deutsche Telekom International Finance B.V.
12,800	8.500%—06/15/2010[2]	12,907
	Dexia Credit Local
23,000	0.808%—04/29/2014[1,2,3]	22,999
	Dexia Credit Local SA NY
49,500	0.652%—03/05/2013[1,2,3]	49,579
	Dominion Resources Inc.
27,970	1.308%—06/17/2010[2,3]	28,003
	El Paso Corporation MTN[6]
200	8.050%—10/15/2030[2]	203
	Electricite de France NT
5,100	5.500%—01/26/2014[1,2]	5,647
5,100	6.500%—01/26/2019[1,2]	5,795
5,100	6.950%—01/26/2039[1,2]	6,033

		17,475

	Enel Finance International SA
11,400	6.250%—09/15/2017[1,2]	12,256
	Fifth Third Bancorp
21,900	8.250%—03/01/2038[2]	24,232
	Ford Motor Credit Co. LLC
10,500	3.048%—01/13/2012[2,3]	10,211
5,530	7.250%—10/25/2011[2]	5,714
4,700	7.375%—02/01/2011[2]	4,810
2,200	8.000%—12/15/2016[2]	2,348

		23,083

	Fortis Bank Nederland Holding N.V.
€3,000	3.000%—04/17/2012[2]	4,122
	Gaz Capital SA
$900	6.212%—11/22/2016[1,2]	910
	General Electric Capital Corporation
23,519	0.381%—03/20/2013[2,3]	22,889
6,000	2.000%—09/28/2012[2]	6,102
7,400	2.625%—12/28/2012[2]	7,627
€14,500	5.500%—09/15/2067[1,2,4]	17,472

		54,090

	General Electric Capital Corporation MTN[6]
$2,000	0.495%—01/08/2016[2,3]	1,836
4,100	2.125%—12/21/2012[2]	4,175
1,100	3.000%—12/09/2011[2]	1,137
6,400	5.875%—01/14/2038[2]	6,347
6,300	6.875%—01/10/2039[2]	7,026

		20,521

	Glen Meadows Pass Through Trust
5,700	6.505%—02/12/2067[1,4]	4,816
	GMAC Inc.
800	6.000%—12/15/2011[2]	802
8,000	8.000%—11/01/2031	7,840
8,500	8.300%—02/12/2015[1,2]	8,893

		17,535

	GMAC International Finance B.V.
€4,500	5.375%—06/06/2011[2]	6,021
	Goldman Sachs Group Inc.
$22,200	5.950%—01/18/2018[2]	22,807
5,200	6.150%—04/01/2018[2]	5,395
9,100	6.250%—09/01/2017[2]	9,539
€400	6.375%—05/02/2018[2]	576

		38,317

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	HSBC Holdings plc
$1,700	6.500%—05/02/2036[2]	$1,812
	ING Bank N.V.
55,800	1.090%—03/30/2012[1,2,3]	55,830
	International Lease Finance Corp.
€4,331	4.750%—01/13/2012[2]	4,252
	International Lease Finance Corp. MTN[6]
$2,240	0.648%—07/13/2012[2,3]	2,006
900	4.950%—02/01/2011[2]	896
26,711	5.300%—05/01/2012[2]	26,060
10,000	5.450%—03/24/2011[2]	9,981
9,000	5.625%—09/15/2010[2]	8,991

		47,934

	Intesa Sanpaolo
40,000	2.375%—12/21/2012[2]	40,346
	JP Morgan Chase & Co.
24,227	6.625%—03/15/2012[2]	26,308
6,200	7.900%—04/29/2049[2,4]	6,533

		32,841

	JP Morgan Chase Bank N.A.
7,000	6.000%—10/01/2017[2]	7,524
	JP Morgan Chase Capital XX
800	6.550%—09/29/2036[2]	766
	KeyBank NA
8,500	2.502%—06/02/2010[1,2,3]	8,513
	KeyCorp MTN[6]
2,300	6.500%—05/14/2013[2]	2,504
	LBG Capital plc.
800	8.500%—12/29/2049[1,2]	696
	Leaseplan Corporation N.V.
€1,500	3.125%—02/10/2012[2]	2,061
	Lehman Brothers Holdings Inc.
8	1.000%—04/05/2011*	2
$11,900	1.000%—08/21/2024*	2,633
1,100	5.125%—06/27/2014[2]	330

		2,965

	Lehman Brothers Holdings Inc. MTN[6]
7,500	2.878%—04/03/2024*	1,659
1,100	2.951%—05/25/2010*	243
3,000	2.966%—11/10/2024*	664
3,400	3.005%—07/18/2011*	752
13,270	3.375%—01/26/2017*	2,936
5,000	5.625%—01/24/2013*	1,138
2,200	6.875%—05/02/2018*	501

		7,893

	Lloyds TSB Bank plc
47,100	5.800%—01/13/2020[1,2]	46,765
	Merrill Lynch & Co. Inc.
12,700	0.894%—05/02/2017[2,3]	11,316
5,100	6.400%—08/28/2017[2]	5,362

		16,678

	Merrill Lynch & Co. Inc. MTN[6]
17,700	6.875%—04/25/2018[2]	19,092
	MetLife Inc.
1,600	6.400%—12/15/2036[2]	1,520
	Metropolitan Life Global Funding I
37,500	0.698%—07/13/2011[1,2,3]	37,515
	Metropolitan Life Global Funding I MTN[6]
8,800	0.290%—05/17/2010[1,2,3]	8,800
	Monumental Global Funding Ltd.
3,400	5.500%—04/22/2013[1,2]	3,643

24

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Morgan Stanley
€3,000	0.944%—07/20/2012[2]	$3,870
3,000	1.143%—04/13/2016[2]	3,597

		7,467

	Morgan Stanley MTN[6]
£9,400	2.350%—05/14/2010[2,3]	9,405
	MUFG Capital Finance 5 Ltd.
$1,261	6.299%—01/25/2049[2,4]	1,765
	National Australia Bank Ltd.
5,100	5.350%—06/12/2013[1,2]	5,553
	Nationwide Building Society
9,500	6.250%—02/25/2020[1,2]	9,934
	Nationwide Life Global Funding I
43,200	5.450%—10/02/2012[1,2]	44,631
	NGPL PipeCo LLC
4,000	6.514%—12/15/2012[1,2]	4,398
	Nomura Europe Finance N.V.
20,100	0.442%—07/05/2011[2,3]	19,649
	Oracle Corporation
10,200	4.950%—04/15/2013[2]	11,108
10,000	5.750%—04/15/2018[2]	11,192

		22,300

	Pacific LifeCorp
2,300	6.000%—02/10/2020[1,2]	2,338
	Peabody Energy Corp.
1,500	7.875%—11/01/2026[2]	1,590
	Petroleos Mexicanos
9,400	6.000%—03/05/2020[1,2]	9,734
20,100	8.000%—05/03/2019[2]	23,718

		33,452

	Petroleum Export Ltd.
277	5.265%—06/15/2011[1,2]	275
	Philip Morris International Inc.
3,000	5.650%—05/16/2018[2]	3,286
	President and Fellows of Harvard College
40,500	6.500%—01/15/2039[1,2]	47,857
	Pricoa Global Funding I
6,200	0.438%—01/30/2012[1,2,3]	6,072
5,200	0.488%—09/27/2013[1,2,3]	4,965

		11,037

	Principal Life Income Funding Trusts MTN[6]
4,100	5.300%—04/24/2013[2]	4,410
6,400	5.550%—04/27/2015[2]	6,837

		11,247

	Qwest Capital Funding Inc.
43	7.250%—02/15/2011[2]	44

	Qwest Corporation
300	7.500%—06/15/2023[2]	303
2,400	7.625%—06/15/2015[2]	2,658

		2,961

	Ras Laffan Liquefied Natural Gas Co. Ltd. III
1,800	5.838%—09/30/2027[1,2]	1,844
	Resona Bank Ltd.
800	5.850%—09/29/2049[1,2,4]	796
	Rohm and Haas Co.
2,500	6.000%—09/15/2017[2]	2,697

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Royal Bank of Scotland Group plc MTN[6]
$5,700	7.640%—03/31/2043[2,4]	$3,719
	Royal Bank of Scotland plc
22,900	0.650%—04/08/2011[1,2,3]	22,939
9,800	3.000%—12/09/2011[1,2]	10,079
1,300	4.875%—08/25/2014[1,2]	1,331

		34,349

	Santander US Debt SA Unipersonal
44,600	1.089%—03/30/2012[1,2,3]	44,624
	Shell International Finance B.V.
3,700	5.500%—03/25/2040[2]	3,763
	Siemens Finance N.V.
18,000	5.500%—02/16/2012[1,2]	19,292
	SLM Corp.
10,900	0.616%—01/27/2014[2,3]	9,497
€8,800	0.850%—12/15/2010[2,3]	11,512
5,300	3.125%—09/17/2012[2]	6,721

		27,730

	State Street Capital Trust III
$4,500	8.250%—03/15/2042[2,4]	4,623
	State Street Capital Trust IV
700	1.257%—06/15/2037[2,3]	543
	Sun Life Financial Global Funding LP
24,500	0.452%—07/06/2011[1,2,3]	24,238
	Suntrust Bank
€7,200	0.753%—12/20/2011[2]	9,155
	Swedbank AB
200	3.625%—12/02/2011[2]	275
	Target Corporation
$7,900	5.125%—01/15/2013[2]	8,601
	TNK-BP Finance SA
900	6.125%—03/20/2012[1,2]	935
	TransCanada Pipelines Ltd.
2,400	7.625%—01/15/2039[2]	2,999
	TransCapital Invest Ltd.
2,200	8.700%—08/07/2018[1,2]	2,650
	UBS AG
3,200	5.875%—12/20/2017[2]	3,390
	UBS AG MTN[6]
23,700	1.169%—05/05/2010[2,3]	23,700
6,400	1.352%—02/23/2012[2,3]	6,444
3,600	5.750%—04/25/2018[2]	3,779

		33,923

	UFJ Finance Aruba AEC
200	6.750%—07/15/2013[2]	225
	Union Pacific Corp.
9,400	5.700%—08/15/2018[2]	10,149
	United Airlines Inc.
1,299	9.060%—06/17/2015	12
2,300	10.400%—11/01/2016[2]	2,530

		2,542

	UnitedHealth Group Inc.
3,700	4.875%—02/15/2013[2]	3,967
	US Bank Capital IX
8,900	6.189%—03/29/2049[2,4]	7,821
	Vale Overseas Ltd.
900	6.250%—01/23/2017[2]	989
900	6.875%—11/21/2036[2]	947

		1,936

25

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)

		Verizon Communications Inc.
	$400	5.250%—04/15/2013[2]	$437
		Virginia Electric and Power Company
	600	6.350%—11/30/2037[2]	672
		Wachovia Corporation
	1,600	5.625%—10/15/2016[2]	1,709
	10,200	5.750%—02/01/2018[2]	10,998

			12,707

		Wells Fargo & Co.
	135,800	7.980%—12/31/2099[2,4]	143,948
		Westpac Banking Corporation
	1,000	0.784%—07/16/2014[1,2,3]	1,007

	TOTAL CORPORATE BONDS & NOTES (Cost $1,770,632)		1,860,720

FOREIGN GOVERNMENT OBLIGATIONS—2.8%
		Brazil Notas Do Tesouro
R$	240	10.000%—01/01/2017[2]	1,281
		Bundesrepublik Deutschland
	€66,500	3.250%—01/04/2020[2]	90,798
		Canadian Government Bond
CAD$	18,600	2.000%—12/01/2014[2,7]	17,534
	2,500	4.500%—06/01/2015[2,7]	2,641

			20,175

		China Development Bank Corporation
	$100	5.000%—10/15/2015[2]	108
		Corp Nacional del Cobre de Chile
	500	6.150%—10/24/2036[1,2]	528
	4,000	7.500%—01/15/2019[1,2]	4,804

			5,332

		Export-Import Bank of China Ltd.
	600	4.875%—07/21/2015[1,2]	644
		Export-Import Bank of Korea
	12,300	4.125%—09/09/2015[2]	12,452
		French Treasury Notes
	€10,900	2.500%—01/15/2015[2]	14,788
		Government of France
	3,700	3.500%—04/25/2020[2]	5,012
		Korea Development Bank
	$18,600	4.375%—08/10/2015[2]	19,046
		Societe Financement de l’Economie Francaise
	3,000	0.504%—07/16/2012[1,2,3]	3,010
	€5,500	2.125%—05/20/2012[2]	7,460

			10,470

		Swedish Housing Finance Corp.
	$14,900	3.125%—03/23/2012[1,2]	15,392
		United Mexican States
	4,400	6.050%—01/11/2040[2,7]	4,334

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $197,182)		199,832

MORTGAGE PASS-THROUGH—16.8%
		Federal Home Loan Mortgage Corp.
	53	2.946%—06/01/2024[2,3]	55
	871	5.003%—08/01/2035[2,3]	915
	4,133	5.500%—02/20/2038[2]	4,375
	4,317	6.000%—07/01/2016-08/01/2038[2]	4,684

			10,029

MORTGAGE PASS-THROUGH—Continued
Principal Amount (000s)		Value (000s)

	Federal Home Loan Mortgage Corp. REMIC[5]
$12,100	0.404%—07/15/2019-08/15/2019[2,3]	$12,044
2,614	0.554%—05/15/2036[2,3]	2,634
179	0.704%—11/15/2030[2,3]	179
3,369	5.000%—04/25/2033[2]	3,583
313	8.000%—08/15/2022[2]	347
53	9.000%—12/15/2020[2]	58

		18,845

	Federal Home Loan Mortgage Corp. Structured Pass Through Securities
	Series T-63 Cl. 1A1
345	1.663%—02/25/2045[2,3]	348
1,178	3.627%—08/15/2032[2,4]	1,200

		1,548

	Federal Home Loan Mortgage Corp. TBA[8]
58,000	6.000%—05/13/2040	62,087
	Federal Housing Authority Project
62	7.400%—02/01/2021[2]	62
2,499	7.430%—10/01/2020[2]	2,491

		2,553

	Federal National Mortgage Association
1,035	1.863%—10/01/2040[2,3]	1,038
3,939	3.548%—08/01/2035[2,3]	4,083
9,562	4.808%—06/01/2035[2,3]	9,939
792	5.030%—05/01/2035[2,3]	841
148,143	5.500%—11/01/2016-08/01/2037[2]	157,267
9,925	5.500%—04/01/2037-08/01/2038	10,517
735,933	6.000%—04/01/2016-02/01/2040[2]	784,440
2,070	6.000%—04/01/2037	2,204

		970,329

	Federal National Mortgage Association REMIC[5]
	Series 2007-30 Cl. AF
7,023	0.573%—04/25/2037[2,3]	6,948
	Series 2006-5 Cl. 3A2
490	2.979%-05/25/2035[2,3]	494
490	6.500%—12/25/2042[2]	537

		7,979

	Federal National Mortgage Association TBA[8]
24,000	4.500%—05/13/2040	24,203
5,000	5.500%—05/13/2040	5,267
74,000	6.000%—05/13/2040	79,018

		108,488

	Government National Mortgage Association I TBA[8]
6,000	6.000%—05/20/2040	6,435
	Government National Mortgage Association II
373	3.125%—12/20/2024-11/20/2029[2,3]	383
536	3.625%—08/20/2022-07/20/2027[2,3]	553
882	3.750%—02/20/2032[2,3]	913
277	4.375%—03/20/2017-01/20/2025[2,3]	288

		2,137

TOTAL MORTGAGE PASS-THROUGH (Cost $1,160,015)		1,190,430

MUNICIPAL BONDS—1.6%
	Buckeye Tobacco Settlement Financing Authority
2,800	5.875%—06/01/2030[2]	2,370
	California Infrastructure & Economic Development Bank
2,200	6.486%—05/15/2049[2]	2,263

26

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

MUNICIPAL BONDS—Continued
Principal Amount (000s)		Value (000s)

	California State University
$3,900	6.434%—11/01/2030[2]	$3,974
	Chicago Transit Authority
2,500	6.200%—12/01/2040[2]	2,587
800	6.300%—12/01/2021[2]	854
11,200	6.899%—12/01/2040[2]	12,567

		16,008

	City of San Antonio, TX
3,400	4.750%—05/15/2037[2]	3,432
	Clark County Nevada
19,000	6.350%—07/01/2029[2]	19,221
4,200	6.820%—07/01/2045[2]	4,638

		23,859

	Los Angeles California Uni School District
12,800	6.758%—07/01/2034[2]	13,865
	New York City Municipal Water Finance Authority
1,000	6.011%—06/15/2042[2]	1,045
	Public Power Generation Agency of Nabraska
600	7.242%—01/01/2041[2]	610
	State of California
2,200	5.650%—04/01/2039[2]	2,344
7,800	7.500%—04/01/2034[2]	8,568
5,300	7.550%—04/01/2039[2]	5,857
5,000	7.950%—03/01/2036[2]	5,318

		22,087

	State of Illinois
6,400	4.071%—01/01/2014[2]	6,487
2,500	6.725%—04/01/2035[2]	2,575
1,000	6.900%—03/01/2035[2]	1,050

		10,112

	University of California
15,700	6.270%—05/15/2031[2]	15,959

TOTAL MUNICIPAL BONDS (Cost $109,701)		115,584

PREFERRED STOCKS—0.1%

Shares
AUTOMOBILES—0.0%
36,000	Motors Liquidation Company[2]	311

DIVERSIFIED FINANCIAL SERVICES—0.1%
363,200	American International Group Inc.[2]	3,578

TOTAL PREFERRED STOCKS (Cost $18,899)		3,889

U.S. GOVERNMENT AGENCIES—1.6%
Principal Amount (000s)
	Federal Home Loan Bank
$1,800	1.000%—12/28/2011[2,3]	1,803
	Federal Home Loan Mortgage Corp.
51,200	0.216%—09/19/2011[2,3]	51,166
15,600	1.125%—06/01/2011[2,3]	15,687
2,400	1.125%—12/15/2011[2]	2,407

		69,260

U.S. GOVERNMENT AGENCIES—Continued
Principal Amount (000s)		Value (000s)

	Federal National Mortgage Association
$40,000	1.750%—05/07/2013[2]	$40,076

TOTAL U.S. GOVERNMENT AGENCIES (Cost $110,360)		111,139

U.S. GOVERNMENT OBLIGATIONS—6.1%
	U.S. Treasury Bonds
27,300	3.500%—02/15/2039[2,7]	22,812
56,300	3.625%—02/15/2020[2,7]	56,142
12,500	4.375%—02/15/2038[2,7]	12,250
2,500	4.750%—02/15/2037[2,7]	2,609
4,000	5.375%—02/15/2031[2,7]	4,542

		98,355

	U.S. Treasury Notes
22,600	1.375%—03/15/2013[2,7]	22,556
12,603	2.375%—02/28/2015[2,7]	12,613
91,700	2.500%—04/30/2015[2,7]	92,051
90,300	3.125%—04/30/2017[2,7]	90,367
19,700	3.250%—03/31/2017[2,7]	19,888
15,700	4.250%—05/15/2039[2,7]	14,993
10,300	4.375%—11/15/2039[2,7]	10,044
70,700	4.625%—02/15/2040[2,7]	71,827

		334,339

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $431,173)		432,694

SHORT-TERM INVESTMENTS—42.4%
COMMERCIAL PAPER—0.0%
	Calyon Bank
1,100	0.320%—06/29/2010[2]	1,100

REPURCHASE AGREEMENTS—33.3%
105,400	Repurchase Agreement with Barclays Capital dated April 26, 2010 due May 20, 2010 at 0.019% collateralized by U.S. Treasury Notes (market value $105,413)	105,400
33,000	Repurchase Agreement with Barclays Capital dated April 30, 2010 due May 3, 2010 at 0.200% collateralized by U.S. Treasury Bills (market value $33,001)[2]	33,000
707,900	Repurchase Agreement with BNP Paribas dated April 30, 2010 due May 3, 2010 at 0.200% collateralized by U.S. Treasury Notes (market value $707,912)[2]	707,900
18,000	Repurchase Agreement with Goldman Sachs dated March 22, 2010 due May 3, 2010 at 0.180% collateralized by Federal National Mortgage Association (market value $18,004)[2]	18,000
495,100	Repurchase Agreement with Greenwich Bank dated April 30, 2010 due May 3, 2010 at 0.200% collateralized by Federal Home Loan Mortgage Corp. (market value $495,108)[2]	495,100
369,000	Repurchase Agreement with JP Morgan dated April 30, 2010 due May 3, 2010 at 0.200% collateralized by U.S. Treasury Notes (market value $369,006)[2]	369,000
433,300	Repurchase Agreement with Salomon dated April 30, 2010 due May 3, 2010 at 0.200% collateralized by U.S. Treasury Notes (market value $433,307)[2]	433,300

27

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS—Continued
$3,220	Repurchase Agreement with State Street Corp. dated April 30, 2010 due May 3, 2010 at 0.010% collateralized by Federal National Mortgage Association (market value $3,285)	$3,220
201,000	Repurchase Agreement with Toronto-Dominion Bank dated April 30, 2010 due May 3, 2010 at 0.200% collateralized by U.S. Treasury Notes (market value $201,003)[2]	201,000

		2,365,920

U.S. GOVERNMENT AGENCIES—3.4%
	Federal Home Loan Bank Discount Notes
35,000	0.138%—05/12/2010[2]	34,998
	Federal Home Loan Mortgage Corp. Discount Notes
67,700	0.200%—07/08/2010[2]	67,674
23,300	0.240%—08/17/2010[2]	23,283

		90,957

	Federal National Mortgage Association Discount Notes
54,000	0.220%—08/09/2010[2]	53,967

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)

U.S. GOVERNMENT AGENCIES—Continued
$62,000	0.230%—09/08/2010[2]	$61,949

		115,916

		241,871

U.S. TREASURY BILLS—5.7%
	U.S. Treasury Bills
14,785	0.107%—06/24/2010[2,7]	14,781
120,815	0.116%—05/27/2010[2,7]	120,802
62,600	0.141%—05/13/2010[2,7]	62,597
1,902	0.208%—08/26/2010	1,901
65	0.212%—08/26/2010	65
203,300	0.219%—08/26/2010[2,7]	203,158

		403,304

TOTAL SHORT-TERM INVESTMENTS (Cost $3,012,195)		3,012,195

TOTAL INVESTMENTS—101.9% (Cost $7,100,300)		7,228,116

CASH AND OTHER ASSETS, LESS LIABILITIES—(1.9)%		(132,036)

TOTAL NET ASSETS—100.0%		$7,096,080

FUTURES CONTRACTS OPEN AT APRIL 30, 2010

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro-Bobl Futures (Buy)	376	€37,600	06/2010	$746
Euro-Bund Futures (Buy)	518	51,800	06/2010	1,475
Euro-Bund Futures (Sell)	(263)	(26,300)	06/2010	35
Euro-Bund Futures (Sell)	(263)	(26,300)	06/2010	(168)
Eurodollar Futures-CME 90 day (Buy)	6,627	$1,656,750	06/2010	4,608
Eurodollar Futures-CME 90 day (Buy)	4,011	1,002,750	09/2010	2,272
Eurodollar Futures-CME 90 day (Buy)	3,186	796,500	12/2010	3,125
Eurodollar Futures-CME 90 day (Buy)	619	154,750	03/2011	1,569
U.S. Treasury Bond Futures-30 year (Buy)	230	23,000	06/2010	252
U.S. Treasury Note Futures-10 year (Buy)	8,250	825,000	06/2010	8,573
U.S. Treasury Note Futures-5 year (Buy)	429	42,900	06/2010	444
U.S. Treasury Note Futures-2 year (Buy)	3,556	711,200	06/2010	1,627
United Kingdom Pound Sterling Interest Rate-3 month (Buy)	503	£62,875	06/2010	309
United Kingdom Pound Sterling Interest Rate-3 month (Buy)	295	36,875	09/2010	18
United Kingdom Pound Sterling Interest Rate-3 month (Buy)	306	38,250	12/2010	55

				$24,940

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2010

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	$6,173	$6,081	05/2010	$92
Brazilian Real (Buy)	38,890	37,671	06/2010	1,219
British Pound Sterling (Sell)	32,806	32,293	06/2010	(513)
Canadian Dollar (Buy)	12,484	12,609	05/2010	(125)
Canadian Dollar (Sell)	12,484	12,562	05/2010	78
Canadian Dollar (Sell)	12,483	12,608	07/2010	125
Chinese Yuan (Buy)	24,179	24,376	08/2010	(197)
Chinese Yuan (Buy)	7,933	8,079	11/2010	(146)

28

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Chinese Yuan (Buy)	$21,208	$21,443	04/2011	$(235)
Euro Currency (Buy)	5,453	5,419	05/2010	34
Euro Currency (Sell)	5,728	5,799	05/2010	71
Euro Currency (Sell)	233,792	235,262	07/2010	1,470
Indonesian Rupiah (Buy)	7,390	6,800	10/2010	590
Indonesian Rupiah (Buy)	1,772	1,708	11/2010	64
Japanese Yen (Buy)	608	606	05/2010	2
Japanese Yen (Sell)	33,118	33,469	05/2010	351
Malaysian Ringgit (Buy)	4,577	4,205	06/2010	372
Malaysian Ringgit (Buy)	4,548	4,276	10/2010	272
Mexican Peso (Buy)	4,317	4,190	09/2010	127
Philippine Peso (Buy)	473	463	11/2010	10
Singapore Dollar (Buy)	2,327	2,275	06/2010	52
Singapore Dollar (Buy)	2,027	1,978	09/2010	49
Singapore Dollar (Sell)	2,327	2,283	06/2010	(44)
Singapore Dollar (Sell)	2,027	1,987	09/2010	(40)
South Korean Won (Buy)	1,798	1,686	07/2010	112
South Korean Won (Buy)	1,531	1,446	08/2010	85
South Korean Won (Buy)	12,274	11,824	11/2010	450
Taiwan Dollar (Buy)	1,308	1,283	06/2010	25
Taiwan Dollar (Buy)	3,028	3,001	10/2010	27

				$4,377

SWAP AGREEMENTS OPEN AT APRIL 30, 2010

INTEREST RATE SWAPS

Counterparty	Senior Bond Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	AUD-BBR-BBSW-Bloomberg 3 month	Pay	4.500%	06/15/2011	AUD$	4,300	$(37)
UBS AG	AUD-BBR-BBSW-Bloomberg 3 month	Pay	4.500	06/15/2011		56,500	(366)
UBS AG	AUD-BBR-BBSW-Bloomberg 6 month	Pay	6.000	09/15/2012		37,800	279
UBS AG	Brazil Cetip Interbank Deposit	Pay	10.575	01/02/2012	R$	17,500	(166)
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	10.600	01/02/2012		3,400	(23)
HSBC Bank USA, NA	Brazil Cetip Interbank Deposit	Pay	10.610	01/02/2012		3,200	(21)
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	10.835	01/02/2012		5,900	(26)
HSBC Bank USA, NA	Brazil Cetip Interbank Deposit	Pay	11.140	01/02/2012		18,400	(49)
HSBC Bank USA, NA	Brazil Cetip Interbank Deposit	Pay	11.360	01/02/2012		11,500	(48)
UBS AG	Brazil Cetip Interbank Deposit	Pay	11.420	01/02/2012		26,000	(127)
Merrill Lynch Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.980	01/02/2012		13,000	225
UBS AG	Brazil Cetip Interbank Deposit	Pay	12.540	01/02/2012		15,400	482
HSBC Bank USA, NA	Brazil Cetip Interbank Deposit	Pay	14.765	01/02/2012		900	61
HSBC Bank USA, NA	Brazil Cetip Interbank Deposit	Pay	11.890	01/02/2013		128,800	(750)
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	11.910	01/02/2013		33,100	(213)
UBS AG	Brazil Cetip Interbank Deposit	Pay	12.070	01/02/2013		14,800	(78)
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.170	01/02/2013		41,200	(212)
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	12.285	01/02/2013		87,400	(126)
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.200	01/02/2014		24,100	(56)
UBS AG	Brazil Cetip Interbank Deposit	Pay	12.250	01/02/2014		18,000	(72)
HSBC Bank USA, NA	Brazil Cetip Interbank Deposit	Pay	12.540	01/02/2014		3,100	(4)
Morgan Stanley Capital Services, Inc.	British Bankers’ Association LIBOR USD 3-Month	Pay	3.000	12/16/2010		$263,600	1,323
Royal Bank of Scotland plc	British Bankers’ Association LIBOR USD 3-Month	Pay	4.000	12/16/2014		3,400	206
Morgan Stanley Capital Services, Inc.	British Bankers’ Association LIBOR USD 3-Month	Pay	4.000	06/16/2015		59,600	437
Royal Bank of Scotland plc	British Bankers’ Association LIBOR USD 3-Month	Pay	4.000	06/16/2015		37,500	177
Barclays Bank plc	British Bankers’ Association LIBOR USD 3-Month	Pay	4.000	06/16/2017		5,700	45
Citibank NA	British Bankers’ Association LIBOR USD 3-Month	Pay	4.000	06/16/2017		4,500	21
Morgan Stanley Capital Services, Inc.	British Bankers’ Association LIBOR USD 3-Month	Pay	4.000	06/16/2017		19,200	105
Royal Bank of Scotland plc	British Bankers’ Association LIBOR USD 3-Month	Pay	4.000	06/16/2017		4,500	18
BNP Paribas S.A.	British Bankers’ Association LIBOR EUR 6-Month	Pay	4.500	03/18/2014		€7,600	1,103
Morgan Stanley Capital Services, Inc.	British Bankers’ Association LIBOR EUR 6-Month	Pay	2.500	06/16/2015		6,700	75
Barclays Bank plc	British Bankers’ Association LIBOR EUR 6-Month	Pay	3.000	06/16/2015		155,100	5,664
Deutsche Bank AG	British Bankers’ Association LIBOR EUR 6-Month	Pay	3.000	06/16/2015		257,800	9,720
BNP Paribas S.A.	France CPI Ex Tobacco	Pay	2.090	10/15/2010		7,200	322
Barclays Bank plc	France CPI Ex Tobacco	Pay	2.103	10/15/2010		1,000	41
UBS AG	France CPI Ex Tobacco	Pay	2.146	10/15/2010		1,300	70

29

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

INTEREST RATE SWAPS

Counterparty	Senior Bond Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Citibank NA	Mexica TIIE-Banxico	Pay	7.330%	01/28/2015	MEX$	339,000	$463
HSBC Bank USA, NA	Mexica TIIE-Banxico	Pay	7.330	01/28/2015		80,000	71
JP Morgan Chase Bank, N.A.	Mexica TIIE-Banxico	Pay	7.330	01/28/2015		179,000	248
Barclays Bank plc	Mexica TIIE-Banxico	Pay	7.340	01/28/2015		608,000	831

Interest Rate Swaps							$19,613

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	General Electric Capital Corporation 6.000% due 06/15/2012	Sell	0.770%	06/20/2010	0.727%	$—	$(2)	$2,000	$2
Citibank NA	General Electric Capital Corporation Senior Bond 5.625% due 09/15/2017	Sell	5.000	06/20/2010	0.715	6	(26)	1,000	32
BNP Paribas S.A.	General Electric Capital Corporation Senior Bond 5.625% due 09/15/2017	Sell	1.000	09/20/2010	0.715	—	(4)	300	4
Barclays Bank plc	General Electric Capital Corporation 6.000% due 06/15/2012	Sell	1.020	09/20/2010	0.727	3	(3)	2,400	6
Deutsche Bank AG	General Electric Capital Corporation 6.000% due 06/15/2012	Sell	1.070	09/20/2010	0.727	3	(3)	2,500	6
Barclays Bank plc	General Electric Capital Corporation 6.000% due 06/15/2012	Sell	0.935	12/20/2010	0.727	1	—	400	1
BNP Paribas S.A.	General Electric Capital Corporation 6.000% due 06/15/2012	Sell	0.940	12/20/2010	0.727	2	(2)	1,500	4
Deutsche Bank AG	General Electric Capital Corporation 6.000% due 06/15/2012	Sell	0.950	12/20/2010	0.727	1	(1)	700	2
Citibank NA	General Electric Capital Corporation 6.000% due 06/15/2012	Sell	1.120	12/20/2010	0.727	2	—	600	2
Barclays Bank plc	General Electric Capital Corporation 6.000% due 06/15/2012	Sell	0.620	03/20/2011	0.774	(8)	(4)	5,700	(4)
Barclays Bank plc	Citigroup Inc. Senior Bond 6.500% due 01/18/2011	Sell	1.000	03/20/2011	1.000	—	(7)	1,000	7
UBS AG	Citigroup Inc. Senior Bond 6.500% due 01/18/2011	Sell	1.000	03/20/2011	1.000	—	(28)	4,200	28
Citibank NA	General Electric Capital Corporation Senior Bond 5.625% due 09/15/2017	Sell	5.000	06/20/2011	0.789	96	(102)	2,000	198
Citibank NA	General Electric Capital Corporation Senior Bond 5.625% due 09/15/2017	Sell	5.000	06/20/2011	0.789	96	(106)	2,000	202
Morgan Stanley Capital Services Inc.	General Electric Capital Corporation Senior Bond 5.625% due 09/15/2017	Sell	1.000	09/20/2011	0.863	10	(82)	5,000	92
Deutsche Bank AG	General Electric Capital Corporation Senior Bond 6.000% due 06/15/2012	Sell	1.500	09/20/2011	0.877	10	(1)	1,100	11
JP Morgan Chase Bank, N.A.	General Electric Capital Corporation Senior Bond 5.625% due 09/15/2017	Sell	5.000	09/20/2011	0.863	144	103	2,500	41
JP Morgan Chase Bank, N.A.	Republic of Panama 8.875% due 09/30/2027	Sell	0.730	01/20/2012	0.747	(1)	(6)	3,000	5
Morgan Stanley Capital Services Inc.	Republic of Panama 8.875% due 09/30/2027	Sell	0.750	01/20/2012	0.747	—	(2)	1,000	2
Citibank NA	Dow Jones CDX North America High Yield Series 8 5Y 35-100%	Sell	0.355	06/20/2012	0.390	(7)	(4)	9,629	(3)
Citibank NA	Dow Jones CDX North America High Yield Series 8 5Y 35-100%	Sell	0.360	06/20/2012	0.390	(3)	(2)	4,815	(1)
Citibank NA	Dow Jones CDX North America High Yield Series 8 5Y 35-100%	Sell	0.401	06/20/2012	0.390	1	(1)	2,407	2

30

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	GMAC LLC 6.875% due 08/28/2012	Sell	3.650%	09/20/2012	3.198%	$25	$(10)	$2,500	$35
Citibank NA	GMAC LLC 6.875% due 08/28/2012	Sell	3.720	09/20/2012	3.198	29	(11)	2,500	40
Deutsche Bank AG	GMAC LLC 6.875% due 08/28/2012	Sell	4.000	09/20/2012	3.198	28	(7)	1,600	35
Barclays Bank plc	Ford Motor Credit Company LLC 7.000% due 10/01/2013	Sell	4.150	09/20/2012	2.868	72	(11)	2,500	83
Barclays Bank plc	GMAC LLC 6.875% due 08/28/2012	Sell	4.800	09/20/2012	3.198	78	(12)	2,200	90
Barclays Bank plc	Ford Motor Credit Company LLC 7.000% due 10/01/2013	Sell	5.650	09/20/2012	2.868	81	(8)	1,300	89
Barclays Bank plc	Ford Motor Credit Company LLC 7.000% due 10/01/2013	Sell	5.800	09/20/2012	2.868	33	(3)	500	36
Barclays Bank plc	Ford Motor Credit Company LLC 7.250% due 10/25/2011	Sell	6.150	09/20/2012	2.868	530	(49)	7,200	579
Barclays Bank plc	General Electric Capital Corporation 6.000% due 06/15/2012	Sell	0.640	12/20/2012	1.063	(61)	(4)	5,600	(57)
Deutsche Bank AG	Dow Jones CDX North America Investment Grade Index Series 9 5Y 30-100%	Sell	0.705	12/20/2012	0.117	258	(13)	16,782	271
Morgan Stanley Capital Services Inc.	Dow Jones CDX North America Investment Grade Index Series 9 5Y 15-30%	Sell	0.963	12/20/2012	0.292	115	(7)	6,500	122
Morgan Stanley Capital Services Inc.	JSC GAZPROM 8.625% due 04/28/2034	Sell	2.180	02/20/2013	1.735	10	(3)	800	13
UBS AG	JSC GAZPROM 8.625% due 04/28/2034	Sell	2.180	02/20/2013	1.735	18	(6)	1,500	24
BNP PARIBAS S.A.	UBS AG 0.684% due 04/18/2012	Sell	0.760	03/20/2013	1.076	(182)	(18)	20,470	(164)
Deutsche Bank AG	Berkshire Hathaway Inc. 4.625% due 10/15/2013	Sell	0.850	03/20/2013	0.781	5	(3)	2,800	8
Bank of America NA	SLM Corporation 5.125% due 08/27/2012	Sell	4.800	03/20/2013	3.524	123	(19)	3,600	142
Citibank NA	SLM Corporation 5.125% due 08/27/2012	Sell	4.850	03/20/2013	3.524	138	(21)	3,900	159
Deutsche Bank AG	Dow Jones North America Investment Grade Index 10-V4	Sell	0.530	06/20/2013	0.145	46	(2)	3,858	48	[z]
Deutsche Bank AG	General Electric Capital Corporation Senior Bond 5.625% due 09/15/2017	Sell	4.900	12/20/2013	1.169	247	(10)	1,900	257	[z]
Deutsche Bank AG	American International Group Inc. 6.250% due 05/01/2036	Sell	5.000	12/20/2013	2.334	314	(334)	3,500	648	[z]
Citibank NA	General Electric Capital Corporation Senior Bond 5.625% due 09/15/2017	Sell	3.850	03/20/2014	1.193	884	(38)	9,000	922	[z]
Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	12/20/2014	0.692	23	10	1,700	13
Morgan Stanley Capital Services Inc.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	12/20/2014	0.692	8	4	600	4
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 12	Sell	5.000	12/20/2014	2.150	373	291	3,100	82
Citibank NA	French Republic 4.250% due 04/25/2019	Sell	0.250	03/20/2015	0.591	(54)	(56)	3,400	2
Royal Bank of Scotland plc	French Republic 4.250% due 04/25/2019	Sell	0.250	03/20/2015	0.591	(52)	(57)	3,300	5
Barclays Bank plc	United Mexican States 7.500% due 04/08/2033	Sell	1.000	03/20/2015	1.130	(23)	(90)	3,800	67
Citibank NA	United Mexican States 7.500% due 04/08/2033	Sell	1.000	03/20/2015	1.130	(23)	(92)	3,800	69
Deutsche Bank AG	Japan 2.000% due 03/21/2022	Sell	1.000	03/20/2015	0.644	23	15	1,400	8
Deutsche Bank AG	United Mexican States 7.500% due 04/08/2033	Sell	1.000	03/20/2015	1.130	(11)	(44)	1,800	33

31

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/ (Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
JP Morgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000%	03/20/2015	0.707%	$49	$13	$3,600	$36
JP Morgan Chase Bank, N.A.	Japan 2.000% due 03/21/2022	Sell	1.000	03/20/2015	0.644	40	26	2,400	14
JP Morgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	03/20/2015	0.707	99	23	7,300	76
UBS AG	Berkshire Hathaway Inc. Senior Bond 4.625% due 10/15/2013	Sell	1.000	03/20/2015	1.055	(7)	(52)	2,700	45
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	1.233	(21)	(29)	1,900	8
Citibank NA	People's Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2015	0.625	47	42	2,600	5
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	1.233	(61)	(66)	5,500	5
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	1.233	(17)	(16)	1,500	(1)
JP Morgan Chase Bank, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	1.233	(127)	(137)	11,400	10
JP Morgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2015	0.722	295	248	21,900	47
Morgan Stanley Capital Services Inc.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	1.233	(18)	(17)	1,600	(1)
Royal Bank of Scotland plc	People's Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2015	0.625	144	132	7,900	12
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.226	2,614	2,663	20,500	(49)
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.226	38	35	300	3
Credit Suisse International	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.226	127	134	1,000	(7)
Credit Suisse International	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.226	127	135	1,000	(8)
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.226	841	896	6,600	(55)
HSBC Bank USA, N.A.	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.226	1,237	1,264	9,700	(27)
JP Morgan Chase Bank, N.A.	Mexico Government 7.500% due 04/08/2033	Sell	0.920	03/20/2016	1.213	(5)	(1)	300	(4)
JP Morgan Chase Bank, N.A.	Republic of Panama 8.875% due 09/30/2027	Sell	1.250	01/20/2017	1.251	—	(2)	500	2
Credit Suisse International	Republic of Panama 8.875% due 09/30/2027	Sell	1.200	02/20/2017	1.255	(3)	(2)	900	(1)
HSBC Bank USA, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2020	1.488	(359)	(308)	9,000	(51)
HSBC Bank USA, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2020	1.488	(439)	(355)	11,000	(84)

Credit Default Swaps									$4,277

Total Swaps									$23,890

WRITTEN OPTIONS OPEN AT APRIL 30, 2010

Description	Number of Shares/Contracts	Strike Index/Price/Rate		Expiration Date	Value (000s)
Inflation-Linked Swap Option 5 year (Put)	(5,100,000)	215.95	[y]	03/10/2010	$(33)
Inflation-Linked Swap Option 5 year (Put)	(14,100,000)	215.95	[y]	03/12/2020	(99)
Inflation-Linked Swap Option 5 year (Put)	(33,900,000)	216.69	[y]	04/07/2020	(240)
Currency Option—US Dollar versus Japanese Yen (Put)	(12,800,000)	¥90.00		07/01/2010	(84)
Currency Option—US Dollar versus Japanese Yen (Put)	(43,100,000)	90.00		07/01/2010	(284)
Credit Default Option 5 year (Call)	(10,800,000)	0.80%		06/16/2010	(22)
Credit Default Option 5 year (Put)	(10,800,000)	1.30		06/16/2010	(1)

32

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS—Continued

Description	Number of Shares/Contracts	Strike Index/Price/Rate	Expiration Date	Value (000s)
Interest Rate Swap Option 10 year (Call)	(18,500,000)	3.60%	05/21/2010	$(85)
Interest Rate Swap Option 10 year (Call)	(111,500,000)	3.50	06/14/2010	(529)
Interest Rate Swap Option 10 year (Call)	(36,900,000)	3.50	06/14/2010	(175)
Interest Rate Swap Option 10 year (Call)	(11,500,000)	3.50	06/14/2010	(55)
Interest Rate Swap Option 10 year (Call)	(104,700,000)	3.25	08/31/2010	(377)
Interest Rate Swap Option 10 year (Call)	(63,000,000)	3.25	08/31/2010	(227)
Interest Rate Swap Option 10 year (Call)	(46,500,000)	3.25	08/31/2010	(167)
Interest Rate Swap Option 10 year (Call)	(9,400,000)	3.25	08/31/2010	(34)
Interest Rate Swap Option 10 year (Call)	(81,800,000)	3.50	08/31/2010	(679)
Interest Rate Swap Option 10 year (Call)	(75,000,000)	3.50	08/31/2010	(623)
Interest Rate Swap Option 10 year (Call)	(5,000,000)	3.50	08/31/2010	(41)
Interest Rate Swap Option 10 year (Call)	(52,900,000)	3.25	10/29/2010	(305)
Interest Rate Swap Option 10 year (Call)	(13,400,000)	3.25	10/29/2010	(77)
Interest Rate Swap Option 5 year (Put)	(135,000,000)	5.00	06/15/2010	—
Interest Rate Swap Option 5 year (Put)	(91,000,000)	5.00	06/15/2010	—
Interest Rate Swap Option 5 year (Put)	(41,000,000)	5.00	06/15/2010	—
Interest Rate Swap Option 5 year (Put)	(35,000,000)	5.50	08/31/2010	(1)
Interest Rate Swap Option 5 year (Put)	(26,000,000)	5.50	08/31/2010	(1)
Interest Rate Swap Option 5 year (Put)	(16,000,000)	5.50	08/31/2010	—
Interest Rate Swap Option 5 year (Put)	(160,000,000)	4.00	12/01/2010	(712)
Interest Rate Swap Option 5 year (Put)	(29,400,000)	4.00	12/01/2010	(131)
Interest Rate Swap Option 7 year (Put)	(244,100,000)	6.00	08/31/2010	(4)
Interest Rate Swap Option 7 year (Put)	(51,300,000)	6.00	08/31/2010	(1)
Interest Rate Swap Option 7 year (Put)	(22,700,000)	6.00	08/31/2010	—
Interest Rate Swap Option 7 year (Put)	(3,000,000)	6.00	08/31/2010	—
Interest Rate Swap Option 10 year (Put)	(18,500,000)	4.10	05/21/2010	(8)
Interest Rate Swap Option 10 year (Put)	(111,500,000)	4.50	06/14/2010	(37)
Interest Rate Swap Option 10 year (Put)	(36,900,000)	4.50	06/14/2010	(12)
Interest Rate Swap Option 10 year (Put)	(11,500,000)	4.50	06/14/2010	(4)
Interest Rate Swap Option 10 year (Put)	(81,800,000)	4.50	08/31/2010	(352)
Interest Rate Swap Option 10 year (Put)	(75,000,000)	4.50	08/31/2010	(322)
Interest Rate Swap Option 10 year (Put)	(5,000,000)	4.50	08/31/2010	(22)
Interest Rate Swap Option 10 year (Put)	(89,000,000)	4.75	08/31/2010	(199)
Interest Rate Swap Option 10 year (Put)	(63,000,000)	4.75	08/31/2010	(141)
Interest Rate Swap Option 10 year (Put)	(46,500,000)	4.75	08/31/2010	(104)
Interest Rate Swap Option 10 year (Put)	(9,400,000)	4.75	08/31/2010	(21)
Interest Rate Swap Option 10 year (Put)	(95,500,000)	6.00	08/31/2010	(5)
Interest Rate Swap Option 10 year (Put)	(22,500,000)	6.00	08/31/2010	(1)
Interest Rate Swap Option 10 year (Put)	(12,000,000)	6.00	08/31/2010	(1)
Interest Rate Swap Option 10 year (Put)	(52,900,000)	5.00	10/29/2010	(177)
Interest Rate Swap Option 10 year (Put)	(13,400,000)	5.00	10/29/2010	(45)
Interest Rate Swap Option 10 year (Put)	(35,100,000)	10.00	07/10/2012	(28)
U.S. Treasury Bonds-30 year Future (Call)	(115)	$119.00	05/01/2010	(119)
U.S. Treasury Bonds-30 year Future (Put)	(115)	111.00	05/01/2010	(2)
U.S. Treasury Notes-10 year Future (Call)	(176)	118.00	05/01/2010	(107)
U.S. Treasury Notes-10 year Future (Call)	(1,262)	119.00	05/01/2010	(315)
U.S. Treasury Notes-10 year Future (Call)	(230)	120.00	05/01/2010	(18)
U.S. Treasury Notes-10 year Future (Put)	(760)	114.00	05/01/2010	(24)
U.S. Treasury Notes-10 year Future (Put)	(867)	115.00	05/01/2010	(40)

Written options outstanding, at value (premiums received of $17,392)				$(7,091)

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2010

Par Value (000s)	Security	Value (000s)
$(4,000)	Federal National Mortgage Association TBA (proceeds $4,269)	$(4,275)

33

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund's investments as of April 30, 2010 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$78,906	$—	$78,906
Bank Loan Obligations	—	4,723	—	4,723
Collateralized Mortgage Obligations	—	218,004	—	218,004
Corporate Bond & Notes	—	1,840,856	19,864	1,860,720
Foreign Government Obligations	—	199,832	—	199,832
Mortgage Pass-Through	—	1,190,430	—	1,190,430
Municipal Bonds	—	115,584	—	115,584
Preferred Stocks	3,889	—	—	3,889
U.S. Government Agencies	—	111,139	—	111,139
U.S. Government Obligations	—	432,694	—	432,694
Short-Term Investments
Commercial Paper	—	1,100	—	1,100
Repurchase Agreements	—	2,365,920	—	2,365,920
U.S. Government Agencies	—	241,871	—	241,871
U.S. Treasury Bills	—	403,304	—	403,304

Total Investments in Securities	3,889	7,204,363	19,864	7,228,116

Investments in Other Financial Instruments
Forward Currency Contracts	—	4,377	—	4,377
Futures Contracts	22,470	2,470	—	24,940
Options-Written	(993)	(6,098)	—	(7,091)
Securities Sold Short	—	(4,275)	—	(4,275)
Swap Agreements	—	22,015	1,875	23,890

Total Investments in Other Financial Instruments	21,477	18,489	1,875	41,841

Total Investments	$25,366	$7,222,852	$21,739	$7,269,957

The following is a reconciliation of the Fund’s Level 3 investment during the period ended April 30, 2010.

Valuation Description	Beginning Balance at 11/01/2009	Net Purchases/ (Sales) (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Net Transfers In/(Out) of Level 3 (000s)	Ending Balance as of 04/30/2010 (000s)
Corporate Bonds & Notes	$18,904	$—	$1,177	$—	$(217)	$—	$19,864
Swap Agreements	1,050	—	—		825	—	1,875

Total	$19,954	$—	$1,177	$—	$608	$—	$21,739

34

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Security in default.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Harbor Funds’ Board of Trustees. At April 30, 2010, these securities were valued at $653,448 or 9% of net assets.

2	At April 30, 2010, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $6,897,119 or 97% of net assets.

3	Floating rate security. The stated rate represents the rate in effect at April 30, 2010.

4	Variable rate security. The stated rate represents the rate in effect at April 30, 2010.

5	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

6	MTN after the name of a security stands for Medium Term Note.

7	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

8	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2010. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring, as defined under the terms of the agreement. A credit spread identifìed as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defìned under the terms of that particular swap agreement.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profìt) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

w	The amounts in this category are included in the "Realized and Unrealized Gain/(Loss) on Investment Transactions" section of the Statement of Operations.

y	Amount represents Index Value.

z	Fair valued by Harbor Funds’ Valuation Committee.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

¥	Japanese Yen.

MEX$	Mexican Peso.

The accompanying notes are an integral part of the Financial Statements.

35

Harbor Real Return Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2007

PIMCO has subadvised the Fund since its inception on December 1, 2005.

INVESTMENT GOAL

Maximum real return, consistent with preservation of real capital

PRINCIPAL STYLE
CHARACTERISTICS

Inflation-indexed fixed income securities

Mihir Worah

Management’s Discussion of

Fund Performance

MARKET REVIEW

Treasury Inflation-Protected Securities (TIPS), as represented by the Barclays Capital U.S. TIPS Index, gained 3.49% percent during the six months ended April 30, 2010. Real yields declined in the front end of the yield curve and experienced a modest rise across longer maturities. Real coupon income helped returns as did positive inflation accruals. TIPS gained despite continued near-term disinflationary pressures weighing on market sentiment, but underperformed comparable-maturity nominal bonds overall.

Breakeven inflation levels (i.e., the difference between nominal and real yields) widened in the shorter end of the maturity spectrum and narrowed in the intermediate to longer maturity range. While TIPS yields declined significantly in the front end of the curve and rose modestly in the longer maturity sector, nominal yields decreased across the maturity spectrum and outperformed TIPS overall. Concern about sovereign debt risk, especially in Greece and other peripheral eurozone economies, put downward pressure on U.S. nominal yields as investors sought the relative safety of U.S. bonds.

PERFORMANCE

The Harbor Real Return Fund outperformed the Barclays Capital U.S. TIPS Index for the six months ended April 30, 2010. The Fund returned 4.28% (Institutional Class) and 4.08% (Administrative Class), compared with the return of 3.49% by the benchmark index.

Following is a summary of the main contributors to the portfolio’s out performance relative to its benchmark for the latest six months.

•	An underweighted position in long maturity TIPS, as yields on these issues rose amid concerns of increased issuance.

•	Exposure to high quality bonds of financial companies, where credit premiums continued to tighten.

•	Modest holdings of non-agency mortgages, which gained as technical conditions in these markets were strong.

•

Modest emerging markets currency exposure, focused in Asia, against the euro and the British pound; these positions gained against developed-country currencies as markets priced in sovereign debt risk.

Following is a summary of the main detractors from portfolio performance relative to the benchmark.

•	An underweight to shorter-maturity TIPS, which rallied on better-than-expected economic data in the first quarter of calendar 2010.

•	Above-index total duration stemming from U.S. nominal bonds; nominal interest rates rose.

OUTLOOK AND STRATEGY

Two core themes create tension and uncertainty in our economic outlook over the next year. First, we continue to expect differentiated regional outcomes owing to differences in pre-crisis conditions. Second, positive trends in developed economies such as the U.S.

36

Harbor Real Return Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
U.S. Treasury Notes (1.875% - 07/15/2015)	7.5%
U.S. Treasury Bonds (2.375% - 01/15/2025)	7.2%
U.S. Treasury Bonds (3.875% - 04/15/2029)	7.0%
U.S. Treasury Notes (1.625% - 01/15/2015)	6.2%
U.S. Treasury Notes (1.875% - 07/15/2019)	5.2%
U.S. Treasury Notes (2.000% - 01/15/2016)	4.8%
U.S. Treasury Notes (1.250% - 04/15/2014)	4.4%
U.S. Treasury Notes (3.000% - 07/15/2012)	4.2%
U.S. Treasury Bonds (2.375% - 01/15/2027)	4.2%
U.S. Treasury Notes (1.375% - 01/15/2020)	3.9%

over a cyclical timeframe are likely to face structural or secular headwinds such as high levels of sovereign and consumer debt and excess capacity in labor and product markets. We believe that this tension between cyclical and structural factors will be exacerbated by political processes around the world, which means that politics is one of the most critical risk factors in our outlook. The U.S. is now in the second stage of a three-stage recovery. First, the economy was propped up by fiscal and monetary stimulus. Next came the current stage of inventory rebuilding. The final stage, not yet in evidence, involves job creation and the emergence of self-sustaining final demand.

With regard to strategy, we expect to continue to focus on high-quality assets with attractive yield premiums but look for opportunities to trim exposure. We remain cautious on riskier sectors amid policy uncertainty. We will target an overall overweight to duration but this will come from exposure to core European nominal interest rates in addition to modest allocations to Australian and Canadian rates. Such exposure offers relatively attractive yields but potentially less price risk than a comparable U.S. position, which could be vulnerable to the unwinding of the Federal Reserve’s unorthodox monetary policies and indigestion in Treasury markets. Our underweight in TIPS in favor of nominal bonds will likely be maintained given continued disinflationary forces in the U.S. and most of the developed world along with the potential for increased issuance to lead to higher long-term real yields. We will continue to avoid exposure to debt-laden peripheral Europe—particularly Greece and Spain.

With respect to nominal yield curve strategies, we will emphasize shorter maturities in the U.S. and Europe, especially those somewhat longer in duration than where money market funds typically invest, as markets are pricing in more and faster central bank tightening than we currently expect. Corporate bonds have rallied strongly recently and profits have been taken. However, we will likely continue to emphasize recession-resistant sectors such as telecom and utilities as well as energy. We also will retain holdings of well-capitalized financial institutions that offer value versus the broader market. We see these holdings as a way to take advantage of the steep yield curve and the “too big to fail” status accorded some banks by regulators.

We will continue to hold modest currency exposure, especially in countries with sound fiscal conditions and banking systems, such as Australia and Canada. We also will hold a basket of Asian currencies including the Chinese renminbi, which we believe are likely to gain versus the U.S. dollar owing to relatively robust economic growth and favorable trade balances. Lastly, we will take positions that could gain from an expected depreciation of the British pound, euro, and yen. These currencies could be challenged by slow growth and deteriorating fiscal conditions.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

37

Harbor Real Return Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2025

Cusip	411511520

Ticker	HARRX

Inception Date	12/01/2005

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$239,171

ADMINISTRATIVE CLASS

Fund #	2225

Cusip	411511512

Ticker	HRRRX

Inception Date	12/01/2005

Net Expense Ratio	0.85%[a]

Total Net Assets (000s)	$1,041

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	2.32%		2.15%

Yield to Maturity	4.27%		3.32%

Current 30-Day Yield (Institutional Class)	1.37%		N/A

Weighted Average Maturity	9.70 years		9.27 years

Weighted Average Duration	6.68 years		6.35 years

Portfolio Turnover Rate (6-Month Period Ended 04/30/2010)	162%	[b]	N/A

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.1%

>1 to 5	34.5%

>5 to 10	32.8%

>10 to 15	7.4%

>15 to 20	21.9%

>20 to 25	1.3%

>25 yrs.	2.0%

a	Annualized.

b	Unannualized.

38

Harbor Real Return Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2005 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Real Return Fund
Institutional Class	4.28%	12.53%	N/A	5.81%	12/01/2005	$12,830
Comparative Index
Barclays Capital U.S. TIPS	3.49%	10.76%	4.91%	5.58%	—	$12,708

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2005 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Real Return Fund
Administrative Class	4.08%	12.29%	N/A	5.54%	12/01/2005	$12,686
Comparative Index
Barclays Capital U.S. TIPS	3.49%	10.76%	4.91%	5.58%	—	$12,708

As stated in the Fund’s current prospectus, the expense ratios were 0.62% (Net) and 0.74% (Gross) (Institutional Class); and 0.87% (Net) and 0.99% (Gross) (Administrative Class). The net expense ratios are contractually capped until 02/28/2011. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

39

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of -17.5%)

ASSET-BACKED SECURITIES—1.3%
Principal Amount (000s)		Value (000s)

	Ally Auto Receivables Trust
$1,300	1.320%—03/15/2012[1,2]	$1,304
	American Money Management Corporation
300	0.506%—08/08/2017[1,2,3]	268
	Ares Clo Funds
495	0.483%—03/12/2018[1,2,3]	474
	Chase Issuance Trust
800	0.274%—03/15/2013[2,3]	799
	First Franklin Mortgage Loan Asset Backed Certificates
168	0.313%—11/25/2036[2,3]	165
	Wells Fargo Home Equity Trust
43	0.513%—12/25/2035[1,2,3]	43

TOTAL ASSET-BACKED SECURITIES (Cost $3,061)		3,053

BANK LOAN OBLIGATIONS—0.4%
(Cost $980)
	International Lease Finance Corporation Term Loan
1,000	6.750%—03/17/2015[2]	1,021

COLLATERALIZED MORTGAGE OBLIGATIONS—3.3%
	Arkle Master Issuer plc Series 2010-1 2A
700	0.340%—02/17/2052[1]	700
	BCAP LLC Trust
124	0.433%—01/25/2037[2,3]	68
13	Bear Stearns Adjustable Rate Mortgage Trust Series 2005-5 Cl. A1	12
	2.530%—08/25/2035[2,3]
21	Series 2005-5 Cl. A2	21
	2.560%—08/25/2035[2,3]
22	Series 2005-2 Cl. A1	20
	2.760%—03/25/2035[2,3]
7	Series 2005-2 Cl. A2	7
	2.934%—03/25/2035[2,3]

		60

	Citigroup Mortgage Loan Trust Inc.
632	1.063%—08/25/2035[1,2,3]	437
	Commercial Mortgage Pass Through Certificates Series 2001-JF1A Cl. A2F
1,174	0.756%—02/16/2034[1,2,3]	1,151
	Countrywide Home Loan Mortgage Pass Through Trust
164	3.555%—04/20/2035[2,4]	157

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	New York Mortgage Trust Inc.
$1,000	5.562%—05/25/2036[2,4]	$773
	Residential Accredit Loans Inc.
189	0.443%—06/25/2046[2,3]	86
	Residential Asset Securitization Trust
129	0.663%—01/25/2046[2,3]	58
	Structured Asset Mortgage Investments Inc.
108	0.473%—05/25/2046[2,3]	62
	Washington Mutual Mortgage Pass Through Certificates
86	2.880%—09/25/2033[2,3]	87
	Series 2007-HY3 Cl. 4A1
639	5.310%—03/25/2037[2,4]	576
629	5.586%—11/25/2036[2,4]	499

		1,162

	Wells Fargo Mortgage Backed Securities Trust
1,600	4.482%—10/25/2035[2,4]	1,412
2,000	6.000%—07/25/2036[2]	1,685

		3,097

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $7,781)		7,811

CORPORATE BONDS & NOTES—21.7%
	Allstate Life Global Funding Trusts MTN[5]
300	5.375%—04/30/2013[2]	330
	American Express Bank FSB
500	0.397%—05/29/2012[2,3]	494
600	0.400%—06/12/2012[2,3]	593

		1,087

	American Express Credit Corporation
140	7.300%—08/20/2013[2]	160
	American Express Credit Corporation MTN[5]
600	0.416%—06/16/2011[2,3]	597
	American General Finance Corporation MTN[5]
1,750	4.875%—05/15/2010[2]	1,750
	American Honda Finance Corp. MTN[5]
900	1.021%—06/20/2011[1,2,3]	900
	Banco Santander Chile
400	1.557%—04/20/2012[1,2,3]	400
	Bank of America Corp.
£600	0.743%—06/11/2012[2]	883
	Bank of Nova Scotia
$400	3.400%—01/22/2015[2]	406
	Citigroup Funding Inc. MTN[5]
1,500	5.700%—06/30/2011[2]	1,567
	Citigroup Inc.
1,000	0.340%—05/18/2011[2,3]	995
700	6.125%—05/15/2018[2]	727

		1,722

	Commonwealth Bank of Australia
3,000	0.538%—09/17/2014[1,2,3]	3,014
	Dexia Credit Local SA NY
6,500	0.652%—03/05/2013[1,2,3]	6,510
	DISH DBS Corp.
1,000	6.375%—10/01/2011[2]	1,041
	FCE Bank plc
€1,800	7.125%—01/16/2012	2,444

40

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Ford Motor Credit Company LLC
$100	7.800%—06/01/2012[2]	$104
	GATX Financial Corp.
1,000	5.800%—03/01/2016[2]	1,032
	GMAC Inc.
1,900	7.250%—03/02/2011[2]	1,945
	Goldman Sachs Group Inc.
€1,000	1.004%—01/30/2017[2]	1,160
	HBOS plc
$300	6.750%—05/21/2018[1,2]	288
	HCA Inc.
900	7.250%—09/15/2020[1,2]	944
	HSBC Finance Corp.
1,800	1.805%—10/20/2010[2]	1,801
	ING Bank N.V.
1,800	0.928%—01/13/2012[1,2,3]	1,797
	JP Morgan Chase & Co.
€1,400	1.040%—10/12/2015[2,3]	1,773
	LeasePlan Corporation N.V.
$200	3.000%—05/07/2012[1,2]	207
	Lehman Brothers Holdings Inc. MTN*,5
100	6.875%—05/02/2018	23
	Merrill Lynch & Co. Inc. MTN[5]
1,500	0.482%—06/05/2012[2,3]	1,473
2,900	0.516%—07/25/2011[2,3]	2,885

		4,358

	Metropolitan Life Global Funding I
700	1.034%—06/25/2010[1,2,3]	701
200	1.383%—09/17/2012[1,2,3]	201
300	2.154%—06/10/2011[1,2,3]	305
100	5.125%—04/10/2013[1,2,3]	108

		1,315

	Morgan Stanley
€200	0.988%—03/01/2013[2,3]	254
	National Rural Utilities Cooperative Finance Corporation
$1,000	1.066%—07/01/2010[2,3]	1,000
	New Albertsons Inc.
800	7.500%—02/15/2011[2]	832
	New York Life Global Funding
200	4.650%—05/09/2013[1,2]	215
	Pricoa Global Funding I
500	0.424%—01/30/2012[1,2,3]	490
600	1.052%—06/04/2010[1,2,3]	600

		1,090

	Pulte Homes Inc.
700	7.875%—08/01/2011[2]	739
	Race Point CLO
1,946	0.800%—05/15/2015[1,2,3]	1,846
	Royal Bank of Scotland plc
700	4.875%—03/16/2015[2]	718
	SLM Corp.
740	4.393%—05/03/2019[2,4]	542
€1,100	4.750%—03/17/2014[2]	1,400

		1,942

	Sprint Capital Corp.
$1,000	7.625%—01/30/2011[2]	1,031
	Starwood Hotels & Resorts Worldwide Inc.
1,000	6.250%—02/15/2013[2]	1,062

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)

		UBS AG MTN[5]
	$1,700	1.352%—02/23/2012[2,3]	$1,712

	TOTAL CORPORATE BONDS & NOTES (Cost $51,708)		51,999

FOREIGN GOVERNMENT OBLIGATIONS—4.3%
		Australia Government Bond
AUD$	2,400	3.000%—09/20/2025[2]	2,321
		Bundesrepublik Deutschland
	€3,200	3.750%—01/04/2015[2,6]	4,609
		Canadian Government Bond
CAD$	1,100	2.000%—12/01/2014[2,6]	1,037
	500	2.500%—06/01/2015[2,6]	481

			1,518

		France Government Bond
	€1,410	1.300%—07/25/2019[2]	1,925

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $10,631)		10,373

MORTGAGE PASS-THROUGH—2.2%
		Federal Home Loan Mortgage Corp. REMIC[7]
	$44	5.500%—05/15/2016[2]	44
		Federal National Mortgage Association REMIC[7]
	2,083	0.613%—07/25/2037[2,3]	2,075
	2,060	0.643%—07/25/2037[2,3]	2,054
	1,170	0.703%—05/25/2036[2,3]	1,171

			5,300

	TOTAL MORTGAGE PASS-THROUGH (Cost $5,284)		5,344

U.S. GOVERNMENT OBLIGATIONS—84.3%
		U.S. Treasury Bonds
	652	1.750%—01/15/2028[2,3,6]	648
	8,954	2.000%—01/15/2026[2,6]	9,310
	4,412	2.125%—02/15/2040[2,6]	4,697
	25,174	2.375%—01/15/2025-01/15/2027[2,6]	27,453
	7,662	2.500%—01/15/2029[2,6]	8,511
	2,442	3.375%—04/15/2032[2,6]	3,123
	3,618	3.625%—04/15/2028[2,6]	4,612
	12,740	3.875%—04/15/2029[2,6]	16,915

			75,269

		U.S. Treasury Notes
	5,230	0.625%—04/15/2013[2,3,6]	5,374
	10,139	1.250%—04/15/2014[2,6]	10,592
	11,131	1.375%—07/15/2018-01/15/2020[2,6]	11,277
	14,090	1.625%—01/15/2015[2,6]	14,890
	621	1.625%—01/15/2018[2,6]	650
	33,343	1.875%—07/15/2013-07/15/2019[2,6]	35,581
	16,938	2.000%—04/15/2012-01/15/2016[2,6]	18,227
	5,653	2.125%—01/15/2019[2,6]	6,117
	2,730	2.375%—04/15/2011[2,6]	2,816
	1,612	2.375%—01/15/2017[2,3,6]	1,776
	5,581	2.500%—07/15/2016[2,6]	6,211
	2,301	2.625%—07/15/2017[2,6]	2,584
	9,403	3.000%—07/15/2012[2,6]	10,187
	800	3.125%—04/30/2017[2,6]	801
	249	3.500%—01/15/2011[2,6]	257

			127,340

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $196,258)		$202,609

41

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—2.2%
Principal Amount (000s)		Value (000s)

BANK OBLIGATIONS—1.0%
	IstitutoBancario SA
$900	3.317%—06/09/2010[2]	$900
	UBS AG
1,500	3.750%—07/01/2010[2]	1,500

		2,400

REPURCHASE AGREEMENTS—1.1%
1,000	Repurchase Agreement with Credit Suisse First Boston dated April 30, 2009 due May 1, 2010 at 0.200% collateralized by U.S. Treasury Notes (market value $1,000)	1,000
1,529	Repurchase Agreement with State Street Corp. dated April 30, 2010 due May 3, 2010 at 0.010% collateralized by Federal Home Loan Mortgage Corp. (market value $1,562)	1,529

		2,529

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)

U.S. TREASURY BILLS—0.1%
	U.S. Treasury Bills
$370	0.209%—08/26/2010	$370

TOTAL SHORT-TERM INVESTMENTS (Cost $5,299)		5,299

TOTAL INVESTMENTS—119.7% (Cost $281,002)		287,509

CASH AND OTHER ASSETS, LESS LIABILITIES—(19.7)%		(47,297)

TOTAL NET ASSETS—100.0%		$240,212

FUTURES CONTRACTS OPEN AT APRIL 30, 2010

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Interest Rate-3 month (Buy)	36	€9,000	12/2010	$29
Eurodollar Futures-CME 90-day (Buy)	118	$29,500	06/2010	46
Eurodollar Futures-CME 90-day (Buy)	89	22,250	09/2010	(8)
Eurodollar Futures-CME 90-day (Buy)	32	8,000	06/2011	8
United Kingdom Pound Sterling Interest Rate-3 month (Buy)	19	£2,375	12/2010	2

				$77

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2010

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
British Pound Sterling (Sell)	$1,626	$1,609	06/2010	$(17)
Canadian Dollar (Buy)	1,479	1,494	05/2010	(14)
Canadian Dollar (Sell)	1,479	1,488	05/2010	9
Canadian Dollar (Sell)	1,479	1,493	07/2010	15
Chinese Yuan (Buy)	915	922	06/2010	(7)
Chinese Yuan (Buy)	361	368	11/2010	(7)
Chinese Yuan (Buy)	266	270	01/2011	(4)
Chinese Yuan (Sell)	268	270	06/2010	2
Euro Currency (Buy)	2,633	2,638	05/2010	(5)
Euro Currency (Sell)	17,095	17,187	05/2010	92
Japanese Yen (Buy)	691	697	05/2010	(6)
Japanese Yen (Sell)	2,087	2,102	05/2010	15
Japanese Yen (Sell)	398	397	06/2010	(1)
Malaysian Ringgit (Buy)	—	—	06/2010	—
Malaysian Ringgit (Buy)	4	4	10/2010	—
Malaysian Ringgit (Sell)	—	—	06/2010	—
Malaysian Ringgit (Sell)	4	4	10/2010	—
Mexican Peso (Buy)	1,825	1,772	09/2010	53
Mexican Peso (Sell)	1,825	1,840	09/2010	15
Philippine Peso (Buy)	1	1	11/2010	—
Philippine Peso (Sell)	1	1	11/2010	—
Singapore Dollar (Buy)	204	203	05/2010	1
Singapore Dollar (Buy)	1,527	1,479	06/2010	48
Singapore Dollar (Sell)	204	200	05/2010	(4)
Singapore Dollar (Sell)	510	503	06/2010	(7)
South Korean Won (Buy)	529	494	07/2010	35

42

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
South Korean Won (Buy)	$86	$81	08/2010	$5
South Korean Won (Buy)	1,212	1,163	11/2010	49
South Korean Won (Sell)	102	100	11/2010	(2)

				$265

SWAP AGREEMENTS OPEN AT APRIL 30, 2010

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	10.680%	01/02/2012	R$	1,000	$(7)
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	12.285	01/02/2013		1,000	(2)
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	14.765	01/02/2012		500	33 [z]
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.670	01/02/2012		2,100	5
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.890	01/02/2013		7,600	(54)
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.170	01/02/2013		2,100	(11)
Morgan Stanley Capital Services, Inc.	Brazil Cetip Interbank Deposit	Pay	10.115	01/02/2012		100	(3)
Morgan Stanley Capital Services, Inc.	Brazil Cetip Interbank Deposit	Pay	11.600	01/02/2012		2,800	10
Morgan Stanley Capital Services, Inc.	Brazil Cetip Interbank Deposit	Pay	11.980	01/02/2013		1,100	(5)
Morgan Stanley Capital Services, Inc.	Brazil Cetip Interbank Deposit	Pay	12.540	01/02/2012		400	13
JP Morgan Chase Bank, N.A.	British Bankers’ Association LIBOR USD 3-Month	Pay	4.000	06/16/2015		$1,400	6
JP Morgan Chase Bank, N.A.	France CPI Ex Tobacco	Pay	2.261	07/14/2011		€400	23

Interest Rate Swaps							$8

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	General Electric Capital Corporation Senior Bond 5.625% due 09/15/2017	Sell	1.000%	03/20/2011	0.762%	$4	$(19)	$2,000	$23
Deutsche Bank AG	New Albertson’s, Inc. Senior Bond 7.250% due 05/01/2013	Buy	1.000	03/20/2011	1.812	6	9	800	(3)
JP Morgan Chase Bank, N.A.	General Electric Capital Corporation Senior Bond 5.625% due 09/15/2017	Sell	1.000	03/20/2011	0.762	2	(8)	1,000	10
Deutsche Bank AG	ING Verzekeringen N.V. Senior Bond 4.000% due 09/18/2013	Sell	1.400	06/20/2011	0.946	3	(1)	500	4
Deutsche Bank AG	Pulte Homes, Inc. Senior Bond 5.250 % due 01/15/2014	Buy	1.000	09/20/2011	1.063	1	4	700	(3)
Deutsche Bank AG	Starwood Hotels & Resorts Worldwide, Inc. Senior Bond 6.750 % due 05/15/2018	Buy	1.000	03/20/2013	0.924	(2)	20	1,100	(22)
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	1.233	(6)	(5)	500	(1)
JP Morgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250 % due 06/07/2032	Sell	1.000	06/20/2015	0.722	7	6	500	1
Citibank NA	GATX Corporation 5.800% due 03/01/2016	Buy	1.070	03/20/2016	1.708	33	1	1,000	32
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2020	1.488	(28)	(24)	700	(4)

Credit Default Swaps									$37

Total Swaps									$45

43

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS OPEN AT APRIL 30, 2010

Description	Number of Shares/Contracts	Strike Index/Price/Rate		Expiration Date	Value (000s)
Inflation-Linked Swap Option 5 year (Call)	(1,000,000)	221.37	Y	12/04/2010	$(1)
Inflation-Linked Swap Option 5 year (Put)	(2,000,000)	215.95	Y	03/12/2020	(14)
Inflation-Linked Swap Option 5 year (Put)	(3,600,000)	216.69	Y	04/07/2020	(26)
Currency Option—US Dollar versus Japanese Yen (Put)	(600,000)	¥90.00		07/01/2010	(4)
Inflation-Linked Swap Option 5 year (Put)	(1,000,000)	1.00%		12/14/2010	—
Interest Rate Swap Option 10 year (Call)	(7,500,000)	3.50		06/14/2010	(36)
Interest Rate Swap Option 10 year (Call)	(1,500,000)	3.50		06/14/2010	(7)
Interest Rate Swap Option 10 year (Call)	(3,400,000)	3.25		08/31/2010	(12)
Interest Rate Swap Option 10 year (Call)	(3,000,000)	3.25		08/31/2010	(11)
Interest Rate Swap Option 10 year (Call)	(1,100,000)	3.25		08/31/2010	(4)
Interest Rate Swap Option 10 year (Call)	(2,600,000)	3.50		08/31/2010	(22)
Interest Rate Swap Option 10 year (Call)	(1,500,000)	3.50		08/31/2010	(12)
Interest Rate Swap Option 5 year (Put)	(3,000,000)	5.00		06/15/2010	—
Interest Rate Swap Option 5 year (Put)	(3,000,000)	5.00		06/15/2010	—
Interest Rate Swap Option 5 year (Put)	(1,000,000)	5.00		06/15/2010	—
Interest Rate Swap Option 5 year (Put)	(1,000,000)	5.00		06/15/2010	—
Interest Rate Swap Option 5 year (Put)	(2,000,000)	5.50		08/31/2010	—
Interest Rate Swap Option 5 year (Put)	(2,000,000)	5.50		08/31/2010	—
Interest Rate Swap Option 7 year (Put)	(3,900,000)	6.00		08/31/2010	—
Interest Rate Swap Option 7 year (Put)	(2,000,000)	6.00		08/31/2010	—
Interest Rate Swap Option 10 year (Put)	(7,500,000)	4.50		06/14/2010	(2)
Interest Rate Swap Option 10 year (Put)	(1,500,000)	4.50		06/14/2010	—
Interest Rate Swap Option 10 year (Put)	(2,600,000)	4.50		08/31/2010	(11)
Interest Rate Swap Option 10 year (Put)	(1,500,000)	4.50		08/31/2010	(6)
Interest Rate Swap Option 10 year (Put)	(3,400,000)	4.75		08/31/2010	(8)
Interest Rate Swap Option 10 year (Put)	(3,000,000)	4.75		08/31/2010	(7)
Interest Rate Swap Option 10 year (Put)	(1,100,000)	4.75		08/31/2010	(2)
Interest Rate Swap Option 10 year (Put)	(700,000)	10.00		07/10/2012	(1)
Interest Rate Swap Option 10 year (Put)	(400,000)	10.00		07/10/2012	—
U.S. Treasury Notes-10 year Future (Call)	(11)	$118.00		05/10/2010	(7)
U.S. Treasury Notes-10 year Future (Call)	(6)	119.00		05/10/2010	(2)
U.S. Treasury Notes-10 year Future (Put)	(6)	114.00		05/10/2010	—
U.S. Treasury Notes-10 year Future (Put)	(11)	115.00		05/10/2010	(1)

Written options outstanding, at value (premiums received of $450)					$(196)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2010 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$3,053	$—	$3,053
Bank Loan Obligations	—	1,021	—	1,021
Collateralized Mortgage Obligations	—	7,811	—	7,811
Corporate Bond & Notes	—	51,999	—	51,999
Foreign Government Obligations	—	10,373	—	10,373
Mortgage Pass-Through	—	5,344	—	5,344
U.S. Government Obligations	—	202,609	—	202,609
Short-Term Investments
Bank Loan Obligations	—	2,400	—	2,400
Repurchase Agreements	—	2,529	—	2,529
U.S. Government Obligations	—	370	—	370

Total Investments in Securities	—	287,509	—	287,509

Investments in Other Financial Instruments
Forward Currency Contracts	—	265	—	265
Futures Contracts	46	31	—	77
Options-Written	(13)	(183)	—	(196)
Swap Agreements	—	12	33	45

Total Investments in Other Financial Instruments	33	125	33	191

Total Investments	$33	$287,634	$33	$287,700

44

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

The following is a reconciliation of the Fund’s Level 3 investment during the period ended April 30, 2010.

Valuation Description	Beginning Balance at 11/01/2009 (000s)	Net Purchases/ (Sales) (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)[w]	Change in Unrealized Appreciation/ (Depreciation) (000s)[w]	Net Transfers In/(Out) of Level 3 (000s)	Ending Balance as of 04/30/2010 (000s)
Swap Agreements	$18	$—	$—	$—	$15	$—	$33

*	Security in default.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Board of Trustees. At April 30, 2010, these securities were valued at $22,903 or 10% of net assets.

2	At April 30, 2010, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $281,443 or 117% of net assets.

3	Floating rate security. The stated rate represents the rate in effect at April 30, 2010.

4	Variable rate security. The stated rate represents the rate in effect at April 30, 2010.

5	MTN after the name of a security stands for Medium Term Note.

6	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

7	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2010. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring, as defined under the terms of the agreement. A credit spread identifìed as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defìned under the terms of that particular swap agreement.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profìt) for the credit derivative should the notional amount of the swap agreement been closed/ sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

W	The amounts in this category are included in the “Realized and Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations.

y	Amount represents Index Value.

z	Fair valued by Harbor Funds’ Valuation Committee.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

¥	Japanese Yen.

The accompanying notes are an integral part of the Financial Statements.

45

Harbor Short Duration Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

PORTFOLIO MANAGER

Ken O’Donnell, CFA

Since 2003

FFTW has subadvised the Fund since its inception in 1992.

INVESTMENT GOAL

Total return that is consistent with preservation of capital

PRINCIPAL STYLE
CHARACTERISTICS

High quality short-term bonds

Ken O’Donnell

Management’s Discussion of

Fund Performance

MARKET REVIEW

Markets rebounded strongly following the market crisis and conditions continued to improve in the six months ended April 30, 2010. The steady normalization of markets has resulted in the narrowing of credit spreads, increased levels of liquidity, and the general out performance of “risky” assets. Several market gauges have returned to levels last seen before the Lehman Brothers bankruptcy in September 2008, completing a full retracement of the crisis. Recent improvement in economic conditions has contributed to the stabilization of markets.

The economy returned to growth in the second half of calendar 2009. Aided by monetary stimulus, the economic recovery gained significant traction in the fourth quarter. Consumer and business spending bounced back more quickly than many had expected. Manufacturing and industrial production continued to experience solid growth. Meanwhile, consumer price inflation remained benign and will likely continue to remain low as excess capacity is slowly depleted. Labor markets have improved, with evidence of nascent job creation, though the pace of improvement continues to lag in the recovery.

From a short duration investor’s perspective, interest rates remain very low, an unfortunate consequence of substantial monetary stimulus. Short term yields crept higher in the first quarter of calendar 2010 in anticipation of a new monetary policy cycle, a potential indication that the low point in yields has likely been reached. Future rate hikes, however, will depend largely upon circumstances that are difficult to predict. Given excess capacity in the system, policy makers can be patient before raising the federal funds target rate. Markets are currently forecasting an increase in policy rates by late 2010.

PERFORMANCE

Harbor Short Duration Fund out performed its benchmark, the BofA Merrill Lynch 1-3 Year US Treasury Index, for the fiscal half-year. The Fund returned 4.33% (Institutional Class) and 4.34% (Administrative Class) for the six months ended April 30, 2010. This compares with a return of 0.79% for the index.

The significant out performance of the Fund relative to the benchmark can be attributed to the non-government fixed income securities held in the portfolio. More specifically, the non-agency residential mortgage-backed securities sector of the fixed income universe out performed comparable-duration U.S. Treasuries.

Interest rate strategies detracted marginally from incremental performance. The duration of the portfolio was maintained at a level shorter than the benchmark while short duration U.S. Treasury securities traded within a tight range.

OUTLOOK AND STRATEGY

Looking ahead, we believe the stage is set for continued economic expansion. Pent-up demand in consumer durables and business equipment should provide fuel to the expansion despite the looming fiscal drag. In our view, the stabilization of housing prices and the labor market, combined with rising industrial activity, should greatly reduce the odds of a double-dip recession.

46

Harbor Short Duration Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
U.S. Treasury Notes (1.125% - 01/15/2012)	37.1%
Federal Home Loan Mortgage Corp. (4.750% - 01/18/2011)	14.3%
U.S. Treasury Notes (3.125% - 08/31/2013)	8.7%
Federal National Mortgage Association (1.000% - 11/23/2011)	5.6%
Federal Home Loan Mortgage Corp. REMIC (0.804% - 02/15/2025)	3.4%
Wells Fargo Home Equity Trust (0.643% - 12/25/2035)	2.5%
Federal Home Loan Mortgage Corp. REMIC (4.375% - 04/15/2015)	2.0%
Government National Mortgage Association (0.806% - 10/16/2029)	1.8%
Federal National Mortgage Association REMIC (0.781% - 05/18/2027)	1.6%
Federal National Mortgage Association REMIC (1.681% - 01/25/2023)	1.6%

It is difficult to predict with certainty the timing of a shift to a tightening cycle by the Federal Reserve. We currently expect monetary policy rates to remain anchored through year end. As the economy recovers, policy accommodation will need to be removed and $1 trillion in excess reserves will need to be drained from the banking system. The most likely path would begin with a gradual reduction in the Fed’s balance sheet through reverse repurchase agreements, followed by either an increase in the target federal funds rate or an increase in interest paid on bank reserves. As the economic recovery progresses, we would expect short term interest rates to remain low and we would anticipate that the slope of the yield curve will increase. In this environment, we believe that credit markets likely will continue to normalize with a continued contraction in credit spreads.

The fund is positioned to benefit from improving conditions in the fixed income markets. Future performance, in our view, will be driven by credit and interest rate strategies that are expected to out perform in this environment. In addition, the Fund will likely continue to experience a contribution to incremental performance from amortization of discounted securities in the non-agency mortgage sector.

We continue to manage the portfolio with a focus on long-term performance while remaining mindful of the short-term risks that are inherent with owning spread securities.

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in asset-backed and mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal strategies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

47

Harbor Short Duration Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2016

Cusip	411511702

Ticker	HASDX

Inception Date	01/01/1992

Net Expense Ratio	0.38% [a]

Total Net Assets (000s)	$35,951

ADMINISTRATIVE CLASS

Fund #	2216

Cusip	411511678

Ticker	HRSDX

Inception Date	11/01/2002

Net Expense Ratio	0.63% [a]

Total Net Assets (000s)	$75

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	2.19%		2.15%

Yield to Maturity	2.99%		0.93%

Current 30-Day Yield (Institutional Class)	0.07%		N/A

Weighted Average Maturity	1.69 years		1.95 years

Weighted Average Duration	1.71 years		1.92 years

Portfolio Turnover Rate (6-Month Period Ended 04/30/2010)	17%	[b]	N/A

MATURITY PROFILE (% of investments)

0 to 1 yr.	78.8%

>1 to 5	16.9%

>5 to 10	3.5%

>10 to 15	0.7%

>15 to 20	0.0%

>20 to 25	0.0%

>25 yrs.	0.1%

a	Annualized.

b	Unannualized.

48

Harbor Short Duration Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2000 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch 1-3 Year US Treasury Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Short Duration Fund
Institutional Class	4.33%	8.05%	3.17%	3.49%	01/01/1992	$14,090
Comparative Index
BofA Merrill Lynch 1-3 Year US Treasury	0.79%	1.81%	4.18%	4.42%	—	$15,418

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch 1-3 Year US Treasury Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Short Duration Fund
Administrative Class	4.34%	7.80%	2.90%	2.38%	11/01/2002	$11,932
Comparative Index
BofA Merrill Lynch 1-3 Year US Treasury	0.79%	1.81%	4.18%	3.28%	—	$12,734

As stated in the Fund’s current prospectus, the expense ratios were 0.40% (Net) and 0.49% (Gross) (Institutional Class); and 0.65% (Net) and 0.77% (Gross) (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers (excluding interest expense in reverse repurchase agreements) which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

49

Harbor Short Duration Fund

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of 5.5%)

ASSET-BACKED SECURITIES—7.2%
Principal Amount (000s)		Value (000s)

	Contimortgage Home Equity Trust Series 1996-4 Cl. A10
$864	0.734%—01/15/2028[1]	$341
	Residential Asset Mortgage Products Inc. Series 2003-RS4 Cl. AIIB
411	0.923%—05/25/2033[1]	257
	Residential Asset Securities Corp. Series 2005-KS10 Cl. M2
1,000	0.703%—11/25/2035[1]	225
	Series 2004-KS4 Cl. A2B3
924	1.023%—05/25/2034[1]	478

		703

	Residential Funding Mortgage Securities II Inc. Series 2003-HS2 Cl. AIIB
134	0.513%—06/25/2028[1]	54
	Specialty Underwriting & Residential Finance Series 2004-BC4 Cl. M1
590	1.063%—10/25/2035[1]	349
	Wells Fargo Home Equity Trust Series 2005-4 Cl. AI3
1,000	0.643%—12/25/2035[1,2]	903

TOTAL ASSET-BACKED SECURITIES (Cost $4,930)		2,607

COLLATERALIZED MORTGAGE OBLIGATIONS—2.5%
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-20 Cl. 1A1
702	2.988%—01/25/2035[3]	521
	Structured Asset Securities Corp. Series 2002-1A Cl. 2A1
414	2.871%—02/25/2032[1]	364

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,121)		885

CORPORATE BONDS & NOTES—8.6%
	AT&T Wireless Inc.
500	7.875%—03/01/2011	529
	Boeing Capital Corporation
500	6.100%—03/01/2011	523
	France Telecom SA
500	7.750%—03/01/2011	528
	Hewlett-Packard Co.
500	2.250%—05/27/2011	507
	Norfolk Southern Corporation
500	6.750%—02/15/2011	521

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Wachovia Corp.
$500	0.402%—03/01/2012[1]	$496

TOTAL CORPORATE BONDS & NOTES (Cost $3,108)		3,104

MORTGAGE PASS-THROUGH—30.3%
	Federal Home Loan Mortgage Corp.
5,000	4.750%—01/18/2011	5,148
	Federal Home Loan Mortgage Corp. REMIC[4]
1,225	0.804%—02/15/2025[1]	1,225
706	4.375%—04/15/2015	726

		1,951

	Federal National Mortgage Association
2,000	1.000%—11/23/2011	2,005
	Federal National Mortgage Association REMIC[4] Series 1997-68 Cl. FC
594	0.781%—05/18/2027[1]	597
555	1.681%—01/25/2023[1]	564

		1,161

	Government National Mortgage Association
650	0.806%—10/16/2029[1]	652

TOTAL MORTGAGE PASS-THROUGH (Cost $10,807)		10,917

U.S. GOVERNMENT OBLIGATIONS—45.9%
	U.S. Treasury Notes
13,300	1.125%—01/15/2012	13,373
3,000	3.125%—08/31/2013	3,142

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $16,400)		16,515

SHORT-TERM INVESTMENTS—6.6%
REPURCHASE AGREEMENTS—1.1%
390	Repurchase Agreement with State Street Corp. dated April 30, 2010 due May 3, 2010 at 0.010% collateralized by U.S. Treasury Bills (market value $400)	390

U.S. GOVERNMENT AGENCIES—5.5%
600	Federal National Mortgage Association Discount Notes 0.150%—05/12/2010	600
800	Federal Home Loan Mortgage Corp. Discount Notes 0.170%—06/25/2010	800
600	Federal Home Loan Bank Discount Notes 0.180%—06/11/2010	600

		2,000

TOTAL SHORT-TERM INVESTMENTS (Cost $2,390)		2,390

TOTAL INVESTMENTS—101.1% (Cost $38,756)		36,418
CASH AND OTHER ASSETS, LESS LIABILITIES—(1.1)%		(392)

TOTAL NET ASSETS—100.0%		$36,026

50

Harbor Short Duration Fund

PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS OPEN AT APRIL 30, 2010

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
U.S. Treasury Note Futures-2 year (Buy)	25	$5,000	06/2010	$17

FAIR VALUE MEASUREMENTS

Holdings in the Future Contracts valued at $17 are classified as Level 1. All other holdings at April 30, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

1	Floating rate security. The stated rate represents the rate in effect at April 30, 2010.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Board of Trustees. At April 30, 2010, these securities were valued at $903 or 3% of net assets.

3	Variable rate security. The stated rate represents the rate in effect at April 30, 2010.

4	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

The accompanying notes are an integral part of the Financial Statements.

51

Harbor Money Market Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

PORTFOLIO MANAGER

Ken O’Donnell, CFA

Since 2003

FFTW has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Current income, the Fund intends to maintain a stable share price of $1

PRINCIPAL STYLE
CHARACTERISTICS

Very short-term high quality money market instruments

Ken O’Donnell

Management’s Discussion of

Fund Performance

MARKET REVIEW

Markets rebounded strongly following the market crisis, and conditions continued to improve in the six months ended April 30, 2010. The steady normalization of markets has resulted in the narrowing of credit spreads, increased levels of liquidity, and the general out performance of “risky” assets. Several market gauges have returned to levels last seen before the Lehman Brothers bankruptcy in September 2008, completing a full retracement of the crisis. Recent improvement in economic conditions has contributed to the stabilization of markets.

The economy returned to growth in the second half of calendar 2009. Aided by monetary stimulus, the economic recovery gained significant traction in the fourth quarter. Consumer and business spending bounced back more quickly than many had expected. Manufacturing and industrial production continued to experience solid growth. Meanwhile, consumer price inflation remained benign and likely will continue to remain low as excess capacity is slowly depleted. Labor markets have improved, with evidence of nascent job creation, although the pace of improvement continues to lag in the recovery.

From a money market investor’s perspective, interest rates remain very low, an unfortunate consequence of substantial monetary stimulus. Cash yields crept higher in the first quarter of calendar 2010 in anticipation of a new monetary policy cycle, a potential indication that the low point in yields has likely been reached. Future rate hikes, however, will depend largely upon circumstances that are difficult to predict. Given excess capacity in the system, policy makers can be patient before raising the Federal Funds target rate.

PERFORMANCE

Despite the low interest rate environment, the Harbor Money Market Fund provided competitive returns. For the six months ended April 30, 2010, the Fund returned 0.08% (Institutional and Administrative Classes). This compares with the return of 0.04% for the Fund’s benchmark, the BofA Merrill Lynch 3-Month US Treasury Bill Index.

The duration of the portfolio was maintained at the maximum of the recommended range (60 days), though at a level shorter than the benchmark. This strategy enabled the portfolio to benefit from the yield embedded in the term structure. Despite this conservative positioning, the overall duration strategy had a positive impact on the portfolio’s total return.

OUTLOOK AND STRATEGY

Looking ahead, we believe the stage is set for continued economic expansion. Pent-up demand in consumer durables, business equipment, and eventually housing should provide fuel to see the expansion through the looming fiscal drag. In our view, the stabilization of housing prices and the labor market, combined with rising industrial activity, should greatly reduce the odds of a double-dip recession.

It is difficult to predict with certainty the timing of a shift to a tightening cycle by the Federal Reserve. We currently expect monetary policy rates to remain anchored through year end. As the economy recovers, policy accommodation will need to be removed and $1 trillion in excess reserves will need to be drained from the banking system. The most likely path would begin with a gradual reduction in the Fed’s balance sheet through reverse repurchase agreements followed by either an increase in the target federal funds

52

Harbor Money Market Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Federal Home Loan Bank Discount Notes (0.180% - 07/14/2010)	7.2%
Federal Home Loan Mortgage Corp. Discount Notes (0.218% - 08/09/2010)	6.4%
U.S. Treasury Bills (0.150% - 05/06/2010)	6.1%
Federal Home Loan Bank Discount Notes (0.180% - 06/23/2010)	4.9%
Federal Home Loan Bank Discount Notes (0.175% - 06/09/2010)	4.4%
Federal Home Loan Mortgage Corp. Discount Notes (0.152% - 05/10/2010)	4.2%
Federal National Mortgage Association Discount Notes (0.186% - 06/02/2010)	3.9%
Federal Home Loan Mortgage Corp. Discount Notes (0.252% - 09/28/2010)	3.3%
Federal Home Loan Mortgage Corp. Discount Notes (0.240% - 09/23/2010)	3.2%
U.S. Treasury Bills (0.276% - 06/10/2010)	3.1%

rate or an increase in interest paid on bank reserves. Given the complexity of the policy shift, we expect that there will be ample time to alter the Fund’s duration prior to an increase in short term interest rates.

The Fund has maintained a very conservative investment strategy, limiting investments to U.S. Treasury and agency obligations in anticipation of changes to the regulatory framework governing money market funds. Money market funds are regulated by Rule 2a-7 of the Investment Company Act of 1940. The Securities and Exchange Commission amended Rule 2a-7 in early 2010, with formal adoption scheduled for May of 2010. The amendments provide increased transparency and a reduced level of risk for investors. The Harbor Money Market Fund is prepared to adopt the changes in a timely manner.

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

53

Harbor Money Market Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2015

Cusip	411511405

Ticker	HARXX

Inception Date	12/29/1987

Net Expense Ratio	0.01%[a]

Total Net Assets (000s)	$179,533

ADMINISTRATIVE CLASS

Fund #	2215

Cusip	411511660

Ticker	HRMXX

Inception Date	11/01/2002

Net Expense Ratio	0.01%[a]

Total Net Assets (000s)	$422

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Yield to Maturity	0.18%	0.16%

Weighted Average Maturity	73 days	91 days

Weighted Average Duration	66 days	88 days

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US 3-Month Treasury Bill. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2000 through 04/30/2010

Total Returns For the periods ended 04/30/2010
Harbor Money Market Fund
Institutional Class	0.08%	0.13%	2.95%	2.71%	4.24%	12/29/1987	$13,069
Administrative Class	0.08%	0.13%	2.75%	N/A	2.03%	11/01/2002	$11,625
Comparative Index
BofA Merrill Lynch US 3-Month Treasury Bill	0.04%	0.15%	2.86%	2.80%	4.40%[c]	—	$13,178
Current 7-day SEC yield for period ended 04/30/2010:	Institutional Class: 0.20%				Administrative Class: 0.20%

Performance data shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than performance data shown. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The current yield more closely reflects the current earnings of the Harbor Money Market Fund than the total return.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. Current yield excludes gains and losses as defined by the Securities and Exchange Commission. The current yield more closely reflects the current earnings of the Fund than the total return.

a	Annualized.

b	Unannualized.

c	Life of Fund return from 12/29/1987.

54

Harbor Money Market Fund

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash of –0.9%)

U.S. GOVERNMENT AGENCIES—89.4%
Principal Amount (000s)		Value (000s)

	Federal Farm Credit Bank
$5,000	0.264%—12/27/2010[1]	$5,000

	Federal Home Loan Bank Discount Notes
2,700	0.127%—05/03/2010	2,700
900	0.149%—05/19/2010	900
4,000	0.150%—05/21/2010	4,000
4,000	0.160%—06/02/2010	3,999
8,000	0.175%—06/09/2010	7,998
24,400	0.180%—06/11/2010-07/14/2010	24,392

		43,989

	Federal Home Loan Mortgage Corp. Discount Notes
2,400	0.110%—05/17/2010	2,400
3,700	0.131%—05/03/2010	3,700
4,700	0.140%—05/04/2010	4,700
7,600	0.152%—05/10/2010	7,600
1,830	0.160%—05/18/2010	1,830
1,700	0.170%—06/22/2010-06/25/2010	1,700
3,900	0.180%—07/07/2010	3,899
5,000	0.200%—07/14/2010	4,998
11,500	0.218%—08/09/2010	11,492
1,176	0.220%—08/17/2010	1,175
10,800	0.240%—08/18/2010-09/23/2010	10,790
5,000	0.250%—09/21/2010	4,995
6,000	0.252%—09/28/2010	5,994
2,000	0.260%—06/01/2010	2,000
3,000	0.330%—11/22/2010	2,994
4,000	0.232%—08/24/2010[1]	4,001

		74,268

U.S. GOVERNMENT AGENCIES—Continued
Principal Amount (000s)		Value (000s)

	Federal National Mortgage Association Discount Notes
$1,200	0.120%—05/03/2010	$1,200
3,600	0.140%—05/19/2010	3,600
2,467	0.185%—06/14/2010	2,466
7,000	0.186%—06/02/2010	6,998
3,900	0.210%—08/16/2010	3,898
5,000	0.265%—09/22/2010	4,994
5,000	0.270%—10/18/2010	4,994
3,000	0.280%—11/01/2010	2,996
5,000	0.290%—10/06/2010	4,994
1,500	0.320%—10/25/2010	1,498

		37,638

TOTAL U.S. GOVERNMENT AGENCIES (Cost $160,895)		160,895

U.S. GOVERNMENT OBLIGATIONS—11.5%
	U.S. Treasury Bills
11,000	0.150%—05/06/2010	11,000
4,000	0.175%—05/27/2010	3,999
5,600	0.276%—06/10/2010	5,599

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $20,598)		20,598

TOTAL INVESTMENTS—100.9% (Cost $181,493)[2]		181,493
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.9)%		(1,538)

TOTAL NET ASSETS—100.0%		$179,955

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

1	Floating rate security. The stated rate represents the rate in effect at April 30, 2010.

2	The aggregate identified cost on a tax basis is the same.

The accompanying notes are an integral part of the Financial Statements.

55

Harbor Fixed Income Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2010 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Short Duration Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost*	$844,142	$7,100,300	$281,002	$38,756	$181,493
Investments, at value	$862,090	$4,862,196	$284,980	$36,028	$181,493
Repurchase agreements	48,176	2,365,920	2,529	390	—
Cash	4,114	7,158	1	51	57
Foreign currency, at value (cost: $0; $6,366; $331; $0; $0)	—	6,457	335	—	—
Receivables for:
Investments sold	3,097	196,628	35,241	—	—
Capital shares sold	3,051	11,380	645	68	9
Dividends	8	579	—	—	—
Interest	15,950	31,542	1,412	174	2
Open forward currency contracts	—	4,377	265	—	—
Unrealized appreciation on unfunded loan commitments	59	—	—	—	—
Unrealized appreciation on swap agreements	—	23,890	45	—	—
Swap premiums paid	—	17,860	112	—	—
Variation margin on futures contracts	—	4,137	6	5	—
Withholding tax receivable	19	213	3	—	—
Other assets	—	—	22	6	58
Prepaid registration fees	33	5	26	15	15
Prepaid insurance	3	24	1	—	2
Total Assets	936,600	7,532,366	325,623	36,737	181,636
LIABILITIES
Payables for:
Due to broker	—	42,294	13	—	—
Investments purchased	21,726	371,939	84,925	513	—
Foreign currency spot contracts	—	26	—	—	—
Capital shares reacquired	617	6,662	92	182	1,606
Dividends to shareholders	1	3	1	—	1
Investments sold short, at value (proceeds: $0; $4,269; $0; $0; $0)	—	4,275	—	—	—
Written options, at value (premium received: $0; $17,392; $391; $0; $0)	—	7,091	196	—	—
Variation margin on futures contracts	—	—	16	—	—
Accrued expenses:
Management fees	430	2,634	91	6	28
12b-1 fees	27	34	—	—	—
Trustees’ fees and expenses	5	75	2	1	2
Transfer agent fees	57	345	11	2	9
Other	40	908	64	7	35
Total Liabilities	22,903	436,286	85,411	711	1,681
NET ASSETS	$913,697	$7,096,080	$240,212	$36,026	$179,955
Net Assets Consist of:
Paid-in capital	$824,662	$6,761,399	$232,991	$45,059	$179,920
Undistributed/(accumulated) net investment income/(loss)	7,190	3,934	432	(40)	35
Accumulated net realized gain/(loss)	15,663	130,673	(266)	(6,671)	—
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	66,182	171,965	6,711	(2,339)	—
Unrealized appreciation/(depreciation) of futures and forward contracts	—	28,109	344	17	—
	$913,697	$7,096,080	$240,212	$36,026	$179,955
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$781,367	$6,925,845	$239,171	$35,951	$179,533
Shares of beneficial interest[2]	71,802	553,537	22,773	4,500	179,533
Net asset value per share[1]	$10.88	$12.51	$10.50	$7.99	$1.00
Administrative Class
Net assets	$7,156	$170,235	$1,041	$75	$422
Shares of beneficial interest[2]	657	13,605	99	9	422
Net asset value per share[1]	$10.89	$12.51	$10.52	$7.98	$1.00
Investor Class
Net assets	$125,174	N/A	N/A	N/A	N/A
Shares of beneficial interest[2]	11,497
Net asset value per share[1]	$10.89

*	Including repurchase agreements and short-term investments.
1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the Financial Statements.

56

Harbor Fixed Income Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2010 (Unaudited)

(All amounts in thousands)

	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Short Duration Fund	Harbor Money Market Fund
Investment Income
Dividends	$16	$1,133	$—	$—	$—
Interest	32,649	94,609	2,626	297	154
Total Investment Income	32,665	95,742	2,626	297	154
Operating Expenses
Management fees	2,362	15,319	501	36	30
12b-1 fees:
Administrative Class	7	190	1	—	—
Investor Class	155	N/A	N/A	N/A	N/A
Shareholder communications	35	536	64	7	19
Custodian fees	64	245	37	19	21
Transfer agent fees:
Institutional Class	283	2,692	90	15	82
Administrative Class	3	66	—	—	—
Investor Class	128	N/A	N/A	N/A	N/A
Professional fees	8	68	2	—	4
Trustees’ fees and expenses	5	47	1	—	1
Registration fees	62	294	29	16	19
Miscellaneous	6	42	2	1	2
Total expenses	3,118	19,499	727	94	178
Management fees waived	(79)	(674)	—	—	(19)
Transfer agent fees waived	(103)	(842)	(27)	(5)	(25)
Other expenses waived	—	—	(72)	(22)	(124)
Custodial expense reductions	—	(1)	—	—	—
Net expenses	2,936	17,982	628	67	10
Net Investment Income/(Loss)	29,729	77,760	1,998	230	144
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	15,869	19,987	3,328	(2,296)	—
Foreign currency transactions	—	17,517	1,017	—	—
Swap agreements	—	47,229	(97)	—	—
Futures contracts	—	36,646	573	78	—
Written options	—	18,953	469	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	22,435	36,515	1,858	3,545	—
Investments sold short	—	2,499	—	—	—
Swap agreements	—	(20,282)	(33)	—	—
Futures contracts	—	(1,298)	(252)	(36)	—
Forwards	—	3,651	216	—	—
Written options	—	3,572	3	—	—
Translations of assets and liabilities in foreign currencies	—	(70)	(2)	—	—
Net gain/(loss) on investment transactions	38,304	164,919	7,080	1,291	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$68,033	$242,679	$9,078	$1,521	$144

The accompanying notes are an integral part of the Financial Statements.

57

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor High-Yield Bond Fund		Harbor Bond Fund
	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
Operations
Net investment income/(loss)	$29,729	$23,668	$77,760	$200,085
Net realized gain/(loss) on investments	15,869	7,564	140,332	155,289
Net unrealized appreciation/(depreciation) of investments	22,435	53,063	24,587	457,116
Net increase/(decrease) in assets resulting from operations	68,033	84,295	242,679	812,490
Distributions to Shareholders
Net investment income:
Institutional Class	(24,602)	(13,638)	(113,427)	(171,728)
Administrative Class	(205)	(149)	(2,414)	(3,934)
Investor Class	(4,224)	(3,527)	N/A	N/A
Net realized gain on investments:
Institutional Class	(2,589)	—	(86,331)	(140,258)
Administrative Class	(23)	—	(2,089)	(3,174)
Investor Class	(542)	—	N/A	N/A
Total distributions to shareholders	(32,185)	(17,314)	(204,261)	(319,094)
Net Increase/(Decrease) Derived from Capital Share Transactions	287,756	467,756	1,151,841	1,670,408
Net increase/(decrease) in net assets	323,604	534,737	1,190,259	2,163,804
Net Assets
Beginning of period	590,093	55,356	5,905,821	3,742,017
End of period*	$913,697	$590,093	$7,096,080	$5,905,821
* Includes undistributed/(accumulated) net investment income/(loss) of:	$7,190	$6,492	$3,934	$42,015

The accompanying notes are an integral part of the Financial Statements.

58

Harbor Real Return Fund		Harbor Short Duration Fund		Harbor Money Market Fund
November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009
(Unaudited)		(Unaudited)		(Unaudited)

$1,998	$3,523	$230	$1,023	$144	$873
5,290	3,109	(2,218)	479	—	—
1,790	12,934	3,509	(1,450)	—	—
9,078	19,566	1,521	52	144	873

(4,248)	(1,743)	(375)	(1,352)	(144)	(872)
(12)	(8)	(1)	(2)	—	(1)
N/A	N/A	N/A	N/A	N/A	N/A

—	(3,157)	—	—	—	—
—	(20)	—	—	—	—
N/A	N/A	N/A	N/A	N/A	N/A
(4,260)	(4,928)	(376)	(1,354)	(144)	(873)
53,250	85,206	(3,031)	(28,420)	(7,367)	(51,645)
58,068	99,844	(1,886)	(29,722)	(7,367)	(51,645)

182,144	82,300	37,912	67,634	187,322	238,967
$240,212	$182,144	$36,026	$37,912	$179,955	$187,322
$432	$2,694	$(40)	$106	$35	$35

59

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor High-Yield Bond Fund		Harbor Bond Fund
	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009
	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$401,184	$397,950	$1,733,185	$2,810,423
Net proceeds from redemption fees	423	265	—	—
Reinvested distributions	19,485	9,788	169,713	264,277
Cost of shares reacquired	(134,938)	(42,457)	(780,258)	(1,457,933)
Net increase/(decrease) in net assets	$286,154	$365,546	$1,122,640	$1,616,767
Administrative Class
Net proceeds from sale of shares	$2,436	$4,318	$46,267	$94,212
Net proceeds from redemption fees	4	3	—	—
Reinvested distributions	201	127	4,401	7,030
Cost of shares reacquired	(546)	(770)	(21,467)	(47,601)
Net increase/(decrease) in net assets	$2,095	$3,678	$29,201	$53,641
Investor Class
Net proceeds from sale of shares	$29,324	$119,507
Net proceeds from redemption fees	79	74	Not Applicable	Not Applicable
Reinvested distributions	4,302	2,927
Cost of shares reacquired	(34,198)	(23,976)
Net increase/(decrease) in net assets	$(493)	$98,532

SHARES
Institutional Class
Shares sold	37,960	42,521	139,927	238,996
Shares issued due to reinvestment of distributions	1,853	1,011	13,846	22,970
Shares reacquired	(12,710)	(4,444)	(63,069)	(125,437)
Net increase/(decrease) in shares outstanding	27,103	39,088	90,704	136,529
Beginning of period	44,699	5,611	462,833	326,304
End of period	71,802	44,699	553,537	462,833
Administrative Class
Shares sold	229	471	3,735	8,093
Shares issued due to reinvestment of distributions	19	13	359	611
Shares reacquired	(51)	(83)	(1,733)	(4,066)
Net increase/(decrease) in shares outstanding	197	401	2,361	4,638
Beginning of period	460	59	11,244	6,606
End of period	657	460	13,605	11,244
Investor Class
Shares sold	2,776	12,877
Shares issued due to reinvestment distributions	409	301
Shares reacquired	(3,234)	(2,451)	Not Applicable	Not Applicable
Net increase/(decrease) in shares outstanding	(49)	10,727
Beginning of period	11,546	819
End of period	11,497	11,546

The accompanying notes are an integral part of the Financial Statements.

60

Harbor Real Return Fund		Harbor Short Duration Fund		Harbor Money Market Fund
November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through April 30, 2010	November 1, 2008 through October 31, 2009
(Unaudited)		(Unaudited)		(Unaudited)

$87,005	$124,059	$11,807	$18,063	$196,808	$322,217
—	—	—	—	—	—
3,480	4,583	330	1,215	142	865
(37,704)	(43,422)	(15,173)	(47,700)	(204,326)	(375,127)
$52,781	$85,220	$(3,036)	$(28,422)	$(7,376)	$(52,045)

$484	$552	$4	$10	$202	$1,086
—	—	—	—	—	—
12	28	1	2	—	1
(27)	(594)	—	(10)	(193)	(687)
$469	$(14)	$5	$2	$9	$400

Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

8,443	12,685	1,505	2,364	196,808	322,217
340	492	42	159	142	865
(3,671)	(4,586)	(1,939)	(6,243)	(204,326)	(375,127)
5,112	8,591	(392)	(3,720)	(7,376)	(52,045)
17,661	9,070	4,892	8,612	186,909	238,954
22,773	17,661	4,500	4,892	179,533	186,909

47	61	—	1	202	1,086
1	3	—	—	—	1
(3)	(62)	—	(1)	(193)	(687)
45	2	—	—	9	400
54	52	9	9	413	13
99	54	9	9	422	413

Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

61

Harbor Fixed Income Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR HIGH-YIELD BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2010		Year Ended October 31
			2009	2008	2007	2006	2005
	(Unaudited)
Net asset value beginning of period	$10.41		$8.53	$10.92	$10.98	$10.91	$11.38
Income from Investment Operations
Net investment income/(loss)	0.35	[a]	0.55 [a]	0.67 [a]	0.75 [a]	0.76 [a]	0.77 [a]
Net realized and unrealized gains/(losses) on investments	0.55		1.82	(2.37)	(0.04)	0.14	(0.42)
Total from investment operations	0.90		2.37	(1.70)	0.71	0.90	0.35
Less Distributions
Dividends from net investment income	(0.39)		(0.50)	(0.70)	(0.71)	(0.79)	(0.68)
Distributions from net realized capital gains[1]	(0.05)		—	—	(0.07)	(0.04)	(0.15)
Total distributions	(0.44)		(0.50)	(0.70)	(0.78)	(0.83)	(0.83)
Proceeds from redemption fees	0.01		0.01	0.01	0.01	— [f]	0.01
Net asset value end of period	10.88		10.41	8.53	10.92	10.98	10.91
Net assets end of period (000s)	$781,367		$465,193	$47,862	$44,312	$28,727	$31,547
Ratios and Supplemental Data (%)
Total return	8.90%[b,d]		28.70%[b]	(16.37)%[b]	6.70%[b]	8.56%[b]	3.24%[b]
Ratio of total expenses to average net assets[2]	0.73	[c]	0.77	0.88	0.95	1.06	0.91
Ratio of net expenses to average net assets	0.69	[a,c]	0.75 [a]	0.77 [a]	0.82 [a]	0.81 [a]	0.82 [a]
Ratio of net investment income to average net assets	7.59	[a,c]	7.64 [a]	6.90 [a]	7.15 [a]	7.01 [a]	6.67 [a]
Portfolio turnover	27	[d]	58	65	66	63	42

HARBOR BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2010		Year Ended October 31
			2009	2008	2007	2006	2005
	(Unaudited)
Net asset value beginning of period	$12.46		$11.24	$11.79	$11.78	$11.61	$12.24
Income from Investment Operations
Net investment income/(loss)	0.15	[a]	0.49 [a]	0.54 [a]	0.54 [a]	0.51 [a]	0.45 [a]
Net realized and unrealized gains/(losses) on investments	0.31		1.59	(0.41)	0.13	0.06	(0.28)
Total from investment operations	0.46		2.08	0.13	0.67	0.57	0.17
Less Distributions
Dividends from net investment income	(0.23)		(0.44)	(0.66)	(0.66)	(0.39)	(0.50)
Distributions from net realized capital gains[1]	(0.18)		(0.42)	(0.02)	—	(0.01)	(0.30)
Total distributions	(0.41)		(0.86)	(0.68)	(0.66)	(0.40)	(0.80)
Net asset value end of period	12.51		12.46	11.24	11.79	11.78	11.61
Net assets end of period (000s)	$6,925,845		$5,765,886	$3,667,809	$2,650,770	$2,307,286	$1,931,651
Ratios and Supplemental Data (%)
Total return	3.77%[b,d]		19.44%[b]	0.95%[b]	5.97%[b]	5.10%[b]	1.42%[b]
Ratio of total expenses to average net assets[2]	0.61	[c]	0.60	0.58	0.57	0.60	0.60
Ratio of net expenses to average net assets	0.56	[a,c]	0.57 [a]	0.55 [a]	0.56 [a]	0.58 [a]	0.58 [a]
Ratio of net investment income to average net assets	2.44	[a]	4.34 [a]	4.47 [a]	4.73 [a]	4.34 [a]	3.39 [a]
Portfolio turnover	308	[d]	574	514	213	312	332

See page 66 for notes to Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

62

Administrative Class									Investor Class
6-Month Period Ended April 30, 2010		Year Ended October 31							6-Month Period Ended April 30, 2010		Year Ended October 31
		2009		2008	2007	2006	2005				2009		2008	2007	2006		2005
(Unaudited)									(Unaudited)
$10.41		$8.53		$10.92	$10.97	$10.91	$11.38		$10.40		$8.53		$10.92	$10.98	$10.91		$11.39

0.34	[a]	0.61	[a]	0.69 [a]	0.79 [a]	0.89 [a]	1.24	[a]	0.38	[a]	0.57	[a]	0.67 [a]	0.75 [a]	0.71	[a]	0.70 [a]
0.56		1.74		(2.43)	(0.09)	(0.02)	(0.90)		0.52		1.76		(2.43)	(0.07)	0.14		(0.40)
0.90		2.35		(1.74)	0.70	0.87	0.34		0.90		2.33		(1.76)	0.68	0.85		0.30

(0.38)		(0.48)		(0.67)	(0.68)	(0.77)	(0.66)		(0.37)		(0.47)		(0.65)	(0.67)	(0.74)		(0.63)
(0.05)		—		—	(0.07)	(0.04)	(0.15)		(0.05)		—		—	(0.07)	(0.04)		(0.15)
(0.43)		(0.48)		(0.67)	(0.75)	(0.81)	(0.81)		(0.42)		(0.47)		(0.65)	(0.74)	(0.78)		(0.78)
0.01		0.01		0.02	— [f]	— [f]	—	[f]	0.01		0.01		0.02	— [f]	—	[f]	— [f]
10.89		10.41		8.53	10.92	10.97	10.91		10.89		10.40		8.53	10.92	10.98		10.91
$7,156		$4,784		$501	$595	$524	$2		$125,174		$120,116		$6,993	$5,711	$4,662		$4,047

8.81%[b,d]		28.41%[b]		(16.59)%[b]	6.54%[b]	8.22%[b]	3.05%[b]		8.81%[b,d]		28.21%[b]		(16.72)%[b]	6.31%[b]	8.15%[b]		2.71%[b]
0.98	[c]	1.02		1.12	1.20	1.30	—	[e]	1.08	[c]	1.13		1.25	1.33	1.46		1.34
0.94	[a,c]	1.00	[a]	1.02 [a]	1.07 [a]	1.05 [a]	—	[a,e]	1.06	[a,c]	1.12	[a]	1.14 [a]	1.20 [a]	1.21	[a]	1.25 [a]
7.33	[a,c]	7.32	[a]	6.67 [a]	6.89 [a]	6.79 [a]	—	[a,e]	7.23	[a,c]	7.24	[a]	6.60 [a]	6.76 [a]	6.63	[a]	6.26 [a]
27	[d]	58		65	66	63	42		27	[d]	58		65	66	63		42

Administrative Class
6-Month Period Ended April 30, 2010		Year Ended October 31
		2009	2008	2007		2006	2005
(Unaudited)
$12.45		$11.23	$11.78	$11.77		$11.61	$12.24

0.13	[a]	0.46 [a]	0.53 [a]	0.53	[a]	0.49 [a]	0.46 [a]
0.31		1.60	(0.43)	0.12		0.05	(0.31)
0.44		2.06	0.10	0.65		0.54	0.15

(0.20)		(0.42)	(0.63)	(0.64)		(0.37)	(0.48)
(0.18)		(0.42)	(0.02)	—		(0.01)	(0.30)
(0.38)		(0.84)	(0.65)	(0.64)		(0.38)	(0.78)
12.51		12.45	11.23	11.78		11.77	11.61
$170,235		$139,935	$74,208	$42,557		$38,590	$31,953

3.62%[b,d]		19.18%[b]	0.71%[b]	5.71%[b]		4.76%[b]	1.18%[b]
0.86	[c]	0.85	0.83	0.82		0.85	0.85
0.81	[a,c]	0.82 [a]	0.80 [a]	0.81	[a]	0.83 [a]	0.83 [a]
2.19	[a,c]	4.08 [a]	4.22 [a]	4.50	[a]	4.10 [a]	3.17 [a]
308	[d]	574	514	213		312	332

63

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR REAL RETURN FUND
	Institutional Class
	6-Month Period Ended April 30, 2010		Year Ended October 31
			2009	2008	2007	2006[g]
	(Unaudited)
Net asset value beginning of period	$10.28		$9.02	$9.93	$9.83	$10.00
Income from Investment Operations
Net investment income/(loss)	0.08	[a]	0.24 [a]	0.40 [a]	0.47 [a]	0.39	[a]
Net realized and unrealized gains/(losses) on investments	0.35		1.57	(0.93)	0.13	(0.22)
Total from investment operations	0.43		1.81	(0.53)	0.60	0.17
Less Distributions
Dividends from net investment income	(0.21)		(0.16)	(0.38)	(0.47)	(0.34)
Distributions from net realized capital gains[1]	—		(0.39)	—	(0.03)	—
Total distributions	(0.21)		(0.55)	(0.38)	(0.50)	(0.34)
Net asset value end of period	10.50		10.28	9.02	9.93	9.83
Net assets end of period (000s)	$239,171		$181,592	$81,832	$25,431	$12,057
Ratios and Supplemental Data (%)
Total return	4.28%[b,d]		20.73%[b]	(5.80)%[b]	6.31%[b]	1.77%[b,d]
Ratio of total expenses to average net assets[2]	0.70	[c]	0.74	0.74	1.12	1.83
Ratio of net expenses to average net assets	0.60	[a,c]	0.60 [a]	0.57 [a]	0.56 [a]	0.57	[a,c]
Ratio of net investment income to average net assets	1.91	[a,c]	3.21 [a]	3.93 [a]	4.62 [a]	5.09	[a,c]
Portfolio turnover	162	[d]	496	1,334	661	410	[d]

HARBOR SHORT DURATION FUND
	Institutional Class
	6-Month Period Ended April 30, 2010		Year Ended October 31
			2009		2008	2007		2006		2005
	(Unaudited)
Net asset value beginning of period	$7.74		$7.85		$8.25	$8.24		$8.27		$8.41
Income from Investment Operations
Net investment income/(loss)	0.05	[a]	0.17	[a]	0.31 [a]	0.40	[a]	0.30	[a]	0.35	[a]
Net realized and unrealized gains/(losses) on investments	0.28		(0.07)		(0.34)	(0.04)		0.08		(0.17)
Total from investment operations	0.33		0.10		(0.03)	0.36		0.38		0.18
Less Distributions
Dividends from net investment income	(0.08)		(0.21)		(0.37)	(0.35)		(0.39)		(0.32)
Distributions from net realized capital gains[1]	—		—		—	—		—		—
Return of capital	—		—		—	—		(0.02)		—
Total distributions	(0.08)		(0.21)		(0.37)	(0.35)		(0.41)		(0.32)
Net asset value end of period	7.99		7.74		7.85	8.25		8.24		8.27
Net assets end of period (000s)	$35,951		$37,843		$67,566	$69,379		$77,264		$53,353
Ratios and Supplemental Data (%)
Total return	4.33%[b,d]		1.40%[b]		(0.37)%[b]	4.43%[b]		4.82%[b]		2.17%[b]
Ratio of total expenses to average net assets[2,3]	0.53	[c]	0.49		0.42	0.58		0.53		0.52
Ratio of net expenses to average net assets[3]	0.38	[a,c]	0.38	[a]	0.41 [a]	0.49	[a]	0.39	[a]	0.40	[a]
Ratio of net expenses excluding interest expense to average net assets	0.38	[a,c]	0.38	[a]	0.38 [a]	0.39	[a]	0.39	[a]	0.39	[a]
Ratio of net investment income to average net assets	1.30	[a,c]	2.27	[a]	3.72 [a]	4.69	[a]	4.21	[a]	3.41	[a]
Portfolio turnover	17	[d]	52		78	59		79		159

See page 66 for notes to Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

64

Administrative Class
6-Month Period Ended April 30, 2010		Year Ended October 31
		2009	2008	2007	2006[g]
(Unaudited)
$10.29		$9.02	$9.93	$9.83	$10.00

(0.06	)[a],h	0.25 [a]	0.54 [a]	0.48 [a]	0.40	[a]
0.48		1.54	(1.11)	0.09	(0.25)
0.42		1.79	(0.57)	0.57	0.15

(0.19)		(0.13)	(0.34)	(0.44)	(0.32)
—		(0.39)	—	(0.03)	—
(0.19)		(0.52)	(0.34)	(0.47)	(0.32)
10.52		10.29	9.02	9.93	9.83
$1,041		$552	$468	$1,077	$1,015

4.08%[b,d]		20.52%[b]	(6.10)%[b]	6.05%[b]	1.56%[b,d]
0.95	[c]	0.99	1.03	1.35	2.08	[c]
0.85	[a,c]	0.86 [a]	0.82 [a]	0.82 [a]	0.82	[a,c]
1.65	[a,c]	2.40 [a]	3.69 [a]	4.13 [a]	4.28	[a,c]
162	[d]	496	1,334	661	410	[d]

Administrative Class
6-Month Period Ended April 30, 2010		Year Ended October 31
		2009		2008	2007		2006		2005
(Unaudited)
$7.72		$7.83		$8.24	$8.23		$8.26		$8.41

0.04	[a]	0.15	[a]	(0.84)[a]	0.37	[a]	0.28	[a]	0.33	[a]
0.29		(0.07)		0.78	(0.03)		0.09		(0.18)
0.33		0.08		(0.06)	0.34		0.37		0.15

(0.07)		(0.19)		(0.35)	(0.33)		(0.37)		(0.30)
—		—		—	—		—		—
—		—		—	—		(0.03)		—
(0.07)		(0.19)		(0.35)	(0.33)		(0.40)		(0.30)
7.98		7.72		7.83	8.24		8.23		8.26
$75		$69		$68	$2,377		$1,789		$1,556

4.34%[b,d]		1.13%[b]		(0.73)%[b]	4.20%[b]		4.59%[b]		1.82%[b]
0.78	[c]	0.77		0.68	0.84		0.78		0.76
0.63	[a,c]	0.63	[a]	0.66 [a]	0.75	[a]	0.64	[a]	0.64	[a]
0.63	[a,c]	0.63	[a]	0.63 [a]	0.64	[a]	0.64	[a]	0.64	[a]
1.04	[a,c]	1.86	[a]	3.47 [a]	4.45	[a]	3.95	[a]	3.20	[a]
17	[d]	52		78	59		79		159

65

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR MONEY MARKET FUND
	Institutional Class
	6-Month Period Ended April 30, 2010		Year Ended October 31
			2009		2008		2007		2006		2005
	(Unaudited)
Net asset value beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations
Net investment income/(loss)	—	[a,f]	—	[a,f]	0.03	[a]	0.05	[a]	0.04	[a]	0.03	[a]
Net realized and unrealized gains/(losses) on investments	—		—		—		—		—		—
Total from investment operations	—	[f]	—	[f]	0.03		0.05		0.04		0.03
Less Distributions
Dividends from net investment income	—	[f]	—	[f]	(0.03)		(0.05)		(0.04)		(0.03)
Distributions from net realized capital gains[1]	—		—		—		—		—		—
Total distributions	—	[f]	—	[f]	(0.03)		(0.05)		(0.04)		(0.03)
Net asset value end of period	1.00		1.00		1.00		1.00		1.00		1.00
Net assets end of period (000s)	$179,533		$186,909		$238,954		$215,668		$187,832		$120,041
Ratios and Supplemental Data (%)
Total return	0.08%[b,d]		0.39%[b]		3.04%[b]		5.18%[b]		4.60%[b]		2.55%[b]
Ratio of total expenses to average net assets[2]	0.36	[c]	0.39		0.32		0.35		0.44		0.47
Ratio of net expenses to average net assets	0.01	[a,c]	0.21	[a]	0.28	[a]	0.28	[a]	0.32	[a]	0.35	[a]
Ratio of net investment income to average net assets	0.15	[a,c]	0.41	[a]	2.97	[a]	5.06	[a]	4.59	[a]	2.52	[a]

The accompanying notes are an integral part of the Financial Statements.

66

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements)

3	Includes interest expense for all periods presented, where applicable.

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	Assets in this class were too small to incur any income or expense.

f	Less than $0.01.

g	For the period December 1, 2005 (inception) through October 31, 2006.

h	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values at the investments of the Fund.

Administrative Class
6-Month Period Ended April 30, 2010		Year Ended October 31
		2009		2008		2007		2006		2005
(Unaudited)
$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

—	[a,f]	—	[a,f]	0.03	[a]	0.05	[a]	0.04	[a]	0.02	[a]
—		—		—		—		—		—
—	[f]	—	[f]	0.03		0.05		0.04		0.02

—	[f]	—	[f]	(0.03)		(0.05)		(0.04)		(0.02)
—		—		—		—		—		—
—	[f]	—	[f]	(0.03)		(0.05)		(0.04)		(0.02)
1.00		1.00		1.00		1.00		1.00		1.00
$422		$413		$13		$5,362		$4,602		$3,896

0.08%[b,d]		0.31%[b]		2.79%[b]		4.92%[b]		4.34%[b]		2.29%[b]
0.61	[c]	0.43		0.56		0.60		0.69		0.72
0.01	[a,c]	0.25	[a]	0.53	[a]	0.53	[a]	0.57	[a]	0.60	[a]
0.15	[a,c]	0.14	[a]	2.73	[a]	4.82	[a]	4.29	[a]	2.30	[a]

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2010 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds of the Trust may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The Funds have adopted FASB ASC 105, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (the Codification), which is a single source of authoritative nongovernmental U.S generally accepted accounting standards (US GAAP). All previous US GAAP standards issued by a standard setter are superseded by the Codification. The adoption of ASC 105 had no impact on the Funds’ net assets or results of operations.

Security Valuation

Except in the case of Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Adviser and approved by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost which approximates fair value.

Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities, are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and ask price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.

Securities of Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act and the Fund’s Rule 2a-7 procedures.

Fair Value Measurements

Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures, establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of each Fund’s investments are summarized in three categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available.

For fair valuations using significant unobservable inputs, ASC 820 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy and Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Futures Contracts

To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund (except Harbor Money Market Fund) may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor High-Yield Bond Fund is not authorized to enter into currency futures contracts and options on such contracts. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or hedge other Fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by a Fund as unrealized gains or losses. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market and there is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments.

See the Portfolio of Investments for each Fund for open futures contracts held as of April 30, 2010, if any.

Options

Consistent with its investment policies, each Fund (excluding Harbor Money Market Fund) may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor High-Yield Bond Fund is not authorized to engage in options transactions on currencies. Harbor Bond Fund, Harbor Real Return Fund, and Harbor Short Duration Fund may use options on currencies for cross-hedging purposes. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.

Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If the purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Each Fund’s maximum risk from counterparty credit risk of loss is also limited to the premium paid for the contract.

Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts or swap agreements are valued based on the settlement price for the underlying futures contract or swap agreement. If an option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, a Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms.

See Note 3 for transactions in written options for the period November 1, 2009 to April 30, 2010, if any.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Swap Agreements

Each Fund, except Harbor Money Market Fund, may invest in swap agreements to help manage interest rate risk or credit risk that a Fund is subject to in the normal course of pursuing its investment objectives. Each Fund, except Harbor Money Market Fund, may use swaps to manage exposure to changes in interest rates or credit quality, to create or adjust exposure to certain markets, to enhance total return or hedge the value of portfolio securities, or to adjust overall portfolio duration and credit exposure. A swap is a privately negotiated agreement between two parties to exchange cash flows at specified intervals (payment dates) during the agreed-upon life of the contract. Swaps are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. When evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, swaps are priced at their fair value determined by the Valuation Committee pursuant to procedures adopted by the Board of Trustees. In those instances, the procedures provide that swaps would be valued using prices supplied by the Fund’s subadviser using its own internal valuation models that are based upon correlations and relationships between swap price movements and other factors, such as changes in swap curves and interest rates, which are recognized by institutional traders.

Each Fund, except Harbor Money Market Fund, may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) is entitled to receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The maximum exposure to loss of the notional value of credit default swaps outstanding at April 30, 2010 for the Harbor Bond Fund and Harbor Real Return Fund is $310,262 and $5,200, respectively. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations.

A Fund will only enter into swap agreements with counterparties to such transactions that meet the minimum credit quality requirements applicable to the Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), the Fund could only enter into one of the above referenced transactions with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated).

Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract’s remaining life or the fair value of the contract. This risk is mitigated by entering into swap agreements with only highly-rated counterparties, the existence of a master netting arrangement with the fund and the counterparty, and the posting of collateral by the counterparty.

See the Portfolio of Investments for swap agreements outstanding at April 30, 2010, if any.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Loan Participations and Assignments

Each Fund, except the Harbor Money Market Fund, may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Each Fund, except Harbor Money Market Fund, may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statements of Operations.

At the end of the period April 30, 2010, the Harbor High-Yield Bond Fund had $3,960 in unfunded loan commitments outstanding.

Inflation-Indexed Bonds

Harbor Real Return Fund invests primarily in inflation-indexed bonds. Harbor Bond Fund and Harbor Short Duration Fund also may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Each Fund, except Harbor Money Market Fund, may invest in mortgage- or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. Government support.

Forward Commitments and When-Issued Securities

Each Fund may purchase securities on a when-issued or purchase or sell securities on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, such Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. Each Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian or set aside in the Fund’s records, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with a Fund’s custodian or set aside on the Fund’s records while the commitment is outstanding.

See the Portfolio of Investments for each Fund for outstanding forward commitments or when-issued securities as of April 30, 2010, if any.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Short Sales

Each Fund, except Harbor Money Market Fund, may engage in short-selling which obligates a Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, it will maintain in a segregated account or set aside in such Fund’s records, cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

See the Portfolio of Investments for each Fund for outstanding short sales as of April 30, 2010, if any.

Foreign Forward Currency Contracts

Each Fund, except Harbor High-Yield Bond Fund and Harbor Money Market Fund, may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against foreign exchange risk related to specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by Harbor Capital. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Funds believes the likelihood of such loss is remote. There is minimal counterparty risk with foreign forward currency contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded foreign forward currency contracts, guarantees the contracts against default.

See the Portfolio of Investments for each Fund for outstanding foreign forward currency contracts as of April 30, 2010, if any.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic or foreign banks or with any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm which is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

generally such that if a Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Reverse Repurchase Agreements

Harbor Short Duration Fund may enter into reverse repurchase agreements with banks and third party broker-dealers. The Fund may use reverse repurchase agreements to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high-grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of securities bought may decline below the repurchase price of securities sold.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust with respect to any two or more Harbor funds are allocated in proportion to the average net assets or the number of shareholders of each fund, except where allocations of direct expense to each fund can be otherwise fairly made.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit which is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations for the six-month period ended April 30, 2010. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets in an income-producing asset.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

ASC 740, Income Taxes, establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the Funds’ current fiscal year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006-2008), including positions expected to be taken upon filing the 2009 tax return, for purposes of implementing ASC 740, and has concluded that no provision for income tax is required in any Fund’s financial statements.

New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update which will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements, as well as the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on the purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. Management is evaluating the implications of this change and believes the impact will be limited to expanded disclosures resulting from the adoption of this update.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2010 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor High-Yield Bond Fund	$—	$550,182	$—	$301,010
Harbor Bond Fund	9,231,481	3,433,683	9,706,126	3,029,216
Harbor Real Return Fund	397,153	68,389	344,444	24,082
Harbor Short Duration Fund	2,609	3,127	101	6,015

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

Written Options

Transactions in written options for the six-month period ended April 30, 2010 are summarized as follows:

	Options Written		Options Written
	Swap Options - U.S.		U. S. Treasury Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
HARBOR BOND FUND
Options outstanding at beginning of year	1,730,400,000	$15,170	1,515	$471
Options opened	2,494,100,000	15,762	13,612	5,249
Options closed	(1,682,400,000)	(13,933)	(10,289)	(3,990)
Options exercised	—	—	—	—
Options expired	(147,400,000)	(1,002)	(1,313)	(335)

Open at 04/30/2010	2,394,700,000	$15,997	3,525	$1,395

	Options Written		Options Written
	Swap Options - U.S.		U. S. Treasury Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
HARBOR REAL RETURN FUND
Options outstanding at beginning of year	31,900,000	$270	—	$—
Options opened	82,100,000	515	232	76
Options closed	(47,400,000)	(377)	(198)	(65)
Options exercised	—	—	—	—
Options expired	(4,200,000)	(28)	—	—

Open at 04/30/2010	62,400,000	$380	34	$11

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 2010. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate	Voluntary Waiver		Actual Rate
Harbor High-Yield Bond Fund	0.60%	0.02%		0.58%
Harbor Bond Fund	0.48	0.025	[a]	0.47
Harbor Real Return Fund	0.48	—		0.48
Harbor Short Duration Fund	0.20	—		0.20
Harbor Money Market Fund	0.20	0.02		0.18

a	The voluntary waiver is 0.025% on assets in excess of $1 billion.

Harbor Capital has from time to time voluntarily agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds.

Harbor Capital has entered into a contractual expense limitation agreement with Harbor Real Return Fund limiting the total expenses to 0.62% and 0.87% for the Institutional Class and Administrative Class, respectively. Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Money Market Fund limiting the total expenses to 0.30% and 0.55% for the Institutional Class and Administrative Class respectively. The contractual expense limitations are effective through February 28, 2011.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Distributor

Harbor Funds Distributors, Inc., a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays Harbor Funds Distributors compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate Harbor Funds Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by Harbor Funds Distributors on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses Harbor Funds Distributors may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if Harbor Funds Distributors’ actual expenses exceed the fee payable to Harbor Funds Distributors at any given time, the Funds will not be obligated to pay more than that fee. Conversely, if Harbor Funds Distributors’ expenses are less than the fee it receives, Harbor Funds Distributors will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and currently provides for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.08% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.08% of the average daily net assets of all Administrative Class shares.
Investor Class	0.20% of the average daily net assets of all Investor Class shares.

Effective March 1, 2010, the transfer agent fees for the Institutional and Administrative Class shares decreased from 0.09% to 0.08% and from 0.21% to 0.20% for the Investor Class shares. Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2010. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On April 30, 2010, Harbor Capital, Harbor Funds Distributors, Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

Harbor Capital, Harbor Funds Distributors, and Harbor Services Group
Harbor High-Yield Bond Fund	86,006
Harbor Bond Fund	18,287
Harbor Real Return Fund	65,064
Harbor Short Duration Fund	12
Harbor Money Market Fund	106,575,322

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on the accompanying Statement of Operations. The Independent Trustees’ remuneration for all Fixed Income Funds totaled $44 for the six-month period ended April 30, 2010.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. The outstanding deferred compensation liability is included as a component of “Trustees’ fees and expenses” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected security. The market value adjustment for all Fixed Income Funds was $1 for the six-month period ended April 30, 2010. The deferred compensation and related mark-to-market impact will be a liability of the Funds until distributed in accordance with the Plan.

Redemption Fee

A 1% redemption fee is charged on shares of Harbor High-Yield Bond Fund that are redeemed within nine months from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the six-month period ended April 30, 2010 the redemption fee proceeds are as follows:

Amount
Harbor High-Yield Bond Fund	$506

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2010 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor High-Yield Bond Fund	$844,142	$66,332	$(208)	$66,124
Harbor Bond Fund	7,100,300	201,247	(73,431)	127,816
Harbor Real Return Fund*	281,002	7,414	(907)	6,507
Harbor Short Duration Fund*	38,756	237	(2,575)	(2,338)
Harbor Money Market Fund	181,493	—	—	—

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

ASC 815, Derivatives and Hedging, requires disclosure for (1) the nature and term of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

derivative, and the current status of the payment/ performance risk of the credit derivative, (2) the maximum potential amount of future undiscounted payments the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. ASC 815 requires additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with ASC 815 and incorporated for the current year as part of the credit default swap agreements disclosure following the applicable Portfolios of Investments.

ASC 815 also requires qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair values of derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies. The disclosure requirements of ASC 815 distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. The adoption of ASC 815 had no impact on the Funds’ net assets or results of operations.

At April 30, 2010, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total

Assets
Open forward currency contracts[a]	$—	$5,677	$—	$5,677
Unrealized appreciation on swap agreements[a],c	21,987	—	4,794	26,781
Variation margin on futures contracts[b]	25,108	—	—	25,108

Liabilities
Open forward currency contracts[a]	$—	$(1,300)	$—	$(1,300)
Unrealized depreciation on swap agreements[a,c]	(2,374)	—	(517)	(2,891)
Variation margin on futures contracts[b]	(168)	—	—	(168)
Written options, at value	(6,700)	(368)	(23)	(7,091)

HARBOR REAL RETURN FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total

Assets
Open forward currency contracts[a]	$—	$339	$—	$339
Unrealized appreciation on swap agreements[a],c	90	—	70	160
Variation margin on futures contracts[b]	85	—	—	85

Liabilities
Open forward currency contracts[a]	$—	$(74)	$—	$(74)
Unrealized depreciation on swap agreements[a,c]	(82)	—	(33)	(115)
Variation margin on futures contracts[b]	(8)	—	—	(8)
Written options, at value	(192)	(4)	—	(196)

HARBOR SHORT DURATION FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total

Assets
Variation margin on futures contracts[b]	$17	$—	$—	$17

a	These captions are presented at their respective net balance on the Statement of Assets and Liabilities due to the existence of master netting agreements.

b	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

c	Net of premiums paid of $17,860 and $113 for Harbor Bond Fund and Harbor Real Return Fund, respectively.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives for the six-month period ended April 30, 2010, were:

HARBOR BOND FUND
Realized Net Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$15,957	$—	$15,957
Future Contracts	36,646	—	—	36,646
Option Contracts-Written	17,794	1,159	—	18,953
Swaps Agreements	43,596	—	3,633	47,229

Realized Net Gain/(Loss) on Derivatives	$98,036	$17,116	$3,633	$118,785

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$3,651	$—	$3,651
Future Contracts	(1,298)	—	—	(1,298)
Option Contracts-Written	3,438	134	—	3,572
Swaps Agreements	(24,516)	—	4,234	(20,282)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$(22,376)	$3,785	$4,234	$(14,357)

HARBOR REAL RETURN FUND
Realized Net Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$1,017	$—	$1,017
Future Contracts	573	—	—	573
Option Contracts-Written	441	28	—	469
Swaps Agreements	5	—	(102)	(97)

Realized Net Gain/(Loss) on Derivatives	$1,019	$1,045	$(102)	$1,962

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$216	$—	$216
Future Contracts	(252)	—	—	(252)
Option Contracts-Written	1	2	—	3
Swaps Agreements	(31)	(2)	—	(33)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$(282)	$216	$—	$(66)

HARBOR SHORT DURATION FUND	s
Realized Net Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Future Contracts	$78	$—	$—	$78

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Future Contracts	$(36)	$—	$—	$(36)

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented herein.

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2009 through April 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (November 1, 2009)	Ending Account Value (April 30, 2010)
Harbor High-Yield Bond Fund
Institutional Class	0.69%
Actual		$3.57	$1,000.00	$1,089.03
Hypothetical (5% return)		3.46	1,000.00	1,021.29
Administrative Class	0.94%
Actual		$4.87	$1,000.00	$1,088.07
Hypothetical (5% return)		4.71	1,000.00	1,020.02
Investor Class	1.06%
Actual		$5.49	$1,000.00	$1,088.10
Hypothetical (5% return)		5.31	1,000.00	1,019.41
Harbor Bond Fund
Institutional Class	0.56%
Actual		$2.83	$1,000.00	$1,037.71
Hypothetical (5% return)		2.81	1,000.00	1,021.95
Administrative Class	0.81%
Actual		$4.09	$1,000.00	$1,036.18
Hypothetical (5% return)		4.06	1,000.00	1,020.68

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (November 1, 2009)	Ending Account Value (April 30, 2010)
Harbor Real Return Fund
Institutional Class	0.60%
Actual		$3.04	$1,000.00	$1,042.76
Hypothetical (5% return)		3.01	1,000.00	1,021.75
Administrative Class	0.85%
Actual		$4.31	$1,000.00	$1,040.84
Hypothetical (5% return)		4.26	1,000.00	1,020.47
Harbor Short Duration Fund
Institutional Class	0.38%
Actual		$1.92	$1,000.00	$1,043.34
Hypothetical (5% return)		1.91	1,000.00	1,022.86
Administrative Class	0.63%
Actual		$3.19	$1,000.00	$1,043.38
Hypothetical (5% return)		3.16	1,000.00	1,021.59
Harbor Money Market Fund
Institutional Class	0.01%
Actual		$0.05	$1,000.00	$1,000.76
Hypothetical (5% return)		0.05	1,000.00	1,024.74
Administrative Class	0.01%
Actual		$0.05	$1,000.00	$1,000.76
Hypothetical (5% return)		0.05	1,000.00	1,024.74
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Harbor Fixed Income Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE FIXED INCOME FUNDS

The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by Harbor Funds’ Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 7, 8 and 9, 2010 (the “Meeting”), the Trustees considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”), with respect to Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effects of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of service provided (or expected to be provided) and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received or to be received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each representative; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting of both a peer group of funds as well as a broader universe of funds compiled by Lipper.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser who provides investment management services to the Funds;

•	the favorable history, reputation, qualification and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of investment companies with similar objectives and strategies managed by other investment advisers, consisting of peer fund groupings compiled by Lipper.

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadviser for Harbor High-Yield Bond Fund. The Trustees had received presentations by investment professionals from the Subadvisers for Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund at meetings of the Board of Trustees held in 2009. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts using similar strategy, including, where applicable, other mutual funds using a substantially identical strategy.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar Inc. (“Morningstar”). The Trustees also received information explaining Lipper’s and Morningstar’s methodology, how information was compiled by Lipper and Morningstar, and what each comparison was intended to demonstrate.

Harbor High-Yield Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor High-Yield Bond Fund (inception date December 1, 2002), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper group and universe medians for the two-, three-, four- and five-year periods ended December 31, 2009 and its underperformance relative to its group and universe medians for the one-year period ended December 31, 2009. The Fund’s three- and five-year rolling returns as of December 31, 2009 ranked in the second quartile according to Morningstar data while its one-year rolling return as of December 31, 2009 ranked in the fourth quartile. The Trustees also considered the fact that the Fund had underperformed its benchmark, the Bank of America Merrill Lynch High Yield Index, for the one-, two-, three-, four- and five-year periods ended December 31, 2009.

The Trustees discussed the expertise of Shenkman Capital Management, Inc. (“Shenkman Capital”), the Fund’s subadviser, in managing assets generally and in the high-yield asset class specifically, noting that Shenkman Capital managed approximately $8.3 billion in assets in this asset class, out of a firm-wide total of $11.2 billion in assets under management. The Trustees also noted the significant experience of the portfolio managers in this asset class, one of whom is the founder of the firm.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $600 million, showed the Fund’s management fee was below the group median for each of the Institutional, Administrative and Investor Classes, and the actual total expense ratios of the Fund’s Institutional and Administrative share classes, after giving effect to expense waivers and reimbursements, were below the group and universe medians. The actual total expense ratio of the Fund’s Investor share class, after giving effect to expense waivers and reimbursements, was above the group and universe medians. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Harbor Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Bond Fund (inception date December 29, 1987), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2009 and its outperformance relative to its Lipper group medians for the two-, three-, four- and five-year periods ended December 31, 2009. The Fund’s Institutional Class underperformed its Lipper group median for the one-year period ended December 31, 2009. The Fund’s three-, five- and ten-year rolling returns as of December 31, 2009 ranked in the first quartile according to Morningstar data, while the Fund’s one-year rolling return as of December 31, 2009 ranked in the second quartile. The Trustees also considered the fact that Harbor Bond Fund had outperformed its benchmark, the Barclays Capital Aggregate (U.S.) Bond Index, for the one-year, two-year, three-year, four-year, five-year, ten-year and fifteen-year periods ended December 31, 2009.

The Trustees discussed the expertise of Pacific Investment Management Company LLC (“PIMCO”), the Fund’s subadviser, in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $202 billion in assets in the PIMCO Total Return Fund, out of a firm-wide total of approximately $1 trillion in assets under management. The Trustees also noted the significant experience of the portfolio manager in the bond markets.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $5.925 billion, showed the Fund’s management fee was above the group median for both the Institutional and Administrative Class. The actual total expense ratio of the Fund’s Institutional and Administrative Classes, after giving effect to expense waivers and reimbursements, was above the Lipper group median and at the Lipper universe median. The Trustees noted that the expense waiver noted in the Lipper materials consisted of the Adviser’s passing through to the Fund the effect of the 2.5 basis point reduction in the Fund’s subadvisory fee payable by the Adviser on Fund assets above $1 billion contingent on the maintenance of overall relationship assets with PIMCO of at least $3 billion. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Real Return Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Real Return Fund (inception date December 1, 2005), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper universe and group medians for the one-, two-, three- and four-year periods ended December 31, 2009. The Trustees also considered the fact that the Fund outperformed its benchmark, the Barclays Capital U.S. TIPS Index, for the one-year, two-year, three-year and four-year periods ended December 31, 2009. According to the Morningstar data presented, the Fund’s one- and three-year rolling returns as of December 31, 2009 were ranked in the first quartile.

The Trustees discussed the expertise of PIMCO, the Fund’s subadviser, in managing assets generally and in the inflation-protection asset class specifically, noting that PIMCO managed approximately $16.9 billion in assets in the PIMCO Real Return Fund, out of a firm-wide total of approximately $1 trillion in assets under management. The Trustees also noted that the portfolio manager had significant experience in the inflation protection/TIPS market.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $200 million, showed the Fund’s management fee was below the group median for the Institutional Class and at the group median for the Administrative Class. The actual total expense ratios of the Fund’s Institutional Class, after giving effect to expense waivers and reimbursements, were at the Lipper group median but above the universe median. The actual total expense ratio of the Fund’s Administrative Class, after giving effect to expense waivers and reimbursements, was above the Lipper group and universe medians. The Trustees also considered the extent to which the Adviser was waiving its fees or the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the Adviser would be making this waiver a contractual expense limitation in effect until February 28, 2011. The Trustees noted that the Adviser’s profitability in operating this Fund was not excessive.

Harbor Short Duration Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Short Duration Fund (inception date January 1, 1992), the Trustees noted the Fund’s Institutional Class performance was below its Lipper group median for the two-year period and at its Lipper group median for the one-, three-, four- and five-year periods ended December 31, 2009. The Fund outperformed its Lipper universe median for the one-, three-, four- and five-year periods ended December 31, 2009 and underperformed the universe median for the two-year period ended December 31, 2009. According to Morningstar, the Fund’s three-, five- and ten-year rolling returns as of December 31, 2009 were ranked in the fourth quartile of its universe while the Fund’s one-year rolling return as of December 31, 2009 ranked in the third quartile. The Trustees also considered the Fund’s longer-term record, noting that the Fund had underperformed its benchmark, the Bank of America Merrill Lynch 1-3 Year US Treasury Index, for the two-, three-, four-, five-, ten- and fifteen-year periods ended December 31, 2009 while the Fund had outperformed its

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

benchmark for the one-year period ended December 31, 2009. The Trustees noted that the Fund’s benchmark index includes only U.S. Treasury securities and no asset- and mortgage-backed securities, which are the types of securities that have experienced significant declines in value as a result of the credit market crisis. As a meaningful portion of the Fund’s assets have been invested in asset- and mortgage-backed securities, the Trustees noted that the benchmark index may not provide the most appropriate comparison to the Fund during this unusual period.

The Trustees discussed the expertise of Fischer Francis Trees & Watts, Inc. (“FFTW”), the Fund’s subadviser, in managing assets generally and in the short duration fixed income asset class specifically, noting that FFTW managed approximately $4.7 billion of short duration assets (which include money market funds, assured minimum funds, LIBOR Plus funds, non-2a-7 money market funds, global short duration funds and short intermediate funds), out of a firm-wide total of approximately $17.4 billion in assets under management. The Trustees also noted the experience of the portfolio manager in this asset class both with FFTW and at prior advisory firms.

The Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s management fee was below the group median for both the Institutional and Administrative Class. The actual total expense ratio for the Fund’s Institutional Class, after taking into account expense waivers and reimbursements, was below the group median. The Trustees noted that there was no group universe for the Institutional Class due to the limited number of funds in this asset class with no 12b-1 fees. The actual total expense ratio for the Fund’s Administrative Class, after taking into account expense waivers and reimbursements, was above the group and universe medians. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time. They noted that the Adviser’s profitability in managing the Fund was negative.

Harbor Money Market Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Money Market Fund (inception date December 29, 1987), the Trustees noted the Fund’s Institutional Class outperformance relative to its group and universe medians for each of the one-, two-, three-, four- and five-year periods ended December 31, 2009 according to Lipper. The Trustees also considered the Fund’s performance record relative to its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, noting that the Fund had outperformed the benchmark for the two-, three-, four- and five-year periods ended December 31, 2009 while underperforming for the one-, ten- and fifteen-year periods ended December 31, 2009. The Trustees discussed the fact that the Fund does not have the size of many of its Lipper peers, some of which are very large institutional-oriented money market funds. The Trustees also noted statements by FFTW, the Fund’s subadviser, that the firm continues to take a conservative approach to managing the Fund to seek to ensure sufficient liquidity to meet possible redemption activity and to seek to ensure that the Fund does not experience any losses that would jeopardize the Fund’s stable net asset value per share. The Trustees commented that they believe FFTW has been effective in managing the Fund in a manner that has preserved capital and maintained liquidity during what had been an extremely difficult market environment in 2008 and 2009. The Trustees noted that no Morningstar rolling return data was available for this Fund.

The Trustees discussed the expertise of FFTW in managing assets generally and in the short duration fixed income asset class specifically, noting that FFTW managed approximately $4.7 billion of short duration assets (which include money market funds, assured minimum funds, LIBOR Plus funds, non-2a-7 money market funds, global short duration funds and short intermediate funds), out of a firm-wide total of approximately $17.4 billion in assets under management. The Trustees also noted the experience of the portfolio manager in this asset class both with FFTW and at prior advisory firms.

The Trustees considered that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $200 million, showed that the Fund’s management fee was below the group median for both the Institutional and Administrative Class. The actual total expense ratios of the Fund’s Institutional and Administrative Classes, after taking into account expense waivers and reimbursements, were below the group and universe medians. The Trustees also considered the extent to which the Adviser was waiving its fees or the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the Adviser would be making this waiver a contractual expense limitation in effect until February 28, 2011. The Trustees noted that the Adviser’s profitability in managing the Fund was negative.

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives to the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that they provided to Harbor Funds, and other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees also noted that the Adviser operated two Funds (Harbor Short Duration Fund and Harbor Money Market Fund) at a loss and, in certain cases, reduced or waived a portion of its advisory fee while paying the relevant Subadviser its fee and/or paid or reimbursed fund expenses. The Trustees determined that the Adviser’s profitability in managing each other Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the existing Fund’s fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2010)

The business and affairs of the Trust is managed by or under the direction of the Trustees, and they have all powers necessary or desirable to carry out that responsibility. The Trustees have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the best interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. Except as noted, the address of each Trustee and Officer is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (65) Trustee University of Chicago Booth School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	28	None

Howard P. Colhoun (74) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	28	None

John P. Gould (71) Trustee University of Chicago Booth School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-2006); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	28	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (69) Trustee 6 High Ridge Park Stamford, CT 06905	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-2009); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
INTERESTED TRUSTEE
David G. Van Hooser (63)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	28	None

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (40) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (38) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (35) Vice President and Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (41) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (51) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Jodie L. Crotteau (38) Assistant Secretary	Since 2005	Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), and Regulatory Compliance Specialist (2004-2005), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (57) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our web site, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com.

We recommend that you read and retain this notice for your personal files

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch 1-3 Year US Treasury Index—The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index consisting of all public U.S. Treasury obligations having maturities from 1 to 2.99 years and reflects total return. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Glossary—Continued

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Glossary—Continued

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2500™ Value Index—The Russell 2500™ Value Index is composed of the smallest 2500 of the 3000 largest U.S. companies based on total market capitalization with lower price-to-book ratios and lower forecast growth values. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2500™ Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

Glossary—Continued

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive 34th Floor Chicago, IL 60606-4302

312-443-4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60606-4180

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

06/2010/160,000	FD.SAR.FIF.0410

Semi-Annual Report

April 30, 2010

Target Retirement Funds

	Institutional Class	Administrative Class	Investor Class

Harbor Target Retirement Income Fund	HARAX	HARBX	HARCX

Harbor Target Retirement 2010 Fund	HARDX	HAIIX	HARFX

Harbor Target Retirement 2015 Fund	HARGX	HARHX	HARIX

Harbor Target Retirement 2020 Fund	HARJX	HARKX	HARLX

Harbor Target Retirement 2025 Fund	HARMX	HARNX	HAROX

Harbor Target Retirement 2030 Fund	HARPX	HARQX	HARTX

Harbor Target Retirement 2035 Fund	HARUX	HARVX	HARWX

Harbor Target Retirement 2040 Fund	HARYX	HARZX	HABBX

Harbor Target Retirement 2045 Fund	HACCX	HADDX	HAEEX

Harbor Target Retirement 2050 Fund	HAFFX	HAGGX	HAHHX

This document must be preceded or accompanied by a Prospectus.

Harbor Target Retirement Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. Returns for periods less than one year are not annualized. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2010
Harbor Target Retirement Funds	Institutional Class	Administrative Class	Investor Class
Harbor Target Retirement Income Fund	5.60%	5.51%	5.51%
Harbor Target Retirement 2010 Fund	6.83	6.73	6.73
Harbor Target Retirement 2015 Fund	7.64	7.64	7.64
Harbor Target Retirement 2020 Fund	8.41	8.42	8.42
Harbor Target Retirement 2025 Fund	9.75	9.75	9.75
Harbor Target Retirement 2030 Fund	10.69	10.79	10.79
Harbor Target Retirement 2035 Fund	11.59	11.69	11.69
Harbor Target Retirement 2040 Fund	12.62	12.51	12.51
Harbor Target Retirement 2045 Fund	13.34	13.34	13.34
Harbor Target Retirement 2050 Fund	13.34	13.34	13.34

Underlying Harbor Funds Performance (Institutional Class Shares)

	Total Returns for Periods Ended 04/30/2010						Expense Ratios
Equity & Strategic Markets Funds	Six Months	One Year	Five Years	Ten Years	Since Inception	Inception Date	Net		Gross
Harbor Capital Appreciation Fund	12.81%	35.00%	5.29%	-2.41%	10.79%	12/29/1987	0.70%		0.70%
Harbor Mid Cap Growth Fund	24.35	44.92	8.34	N/A	-0.95	11/01/2000	0.91		0.91
Harbor Small Cap Growth Fund	31.60	60.16	7.19	N/A	6.15	11/01/2000	0.89		0.89
Harbor Large Cap Value Fund	12.13	31.84	1.31	3.37	9.14	12/29/1987	0.70	[a]	0.77
Harbor Mid Cap Value Fund	22.96	55.77	4.02	N/A	4.61	03/01/2002	0.97	[b]	1.14
Harbor Small Cap Value Fund	25.83	47.54	2.91	N/A	9.22	12/14/2001	0.88		0.88
Harbor Small Company Value Fund	38.72	96.17	N/A	N/A	-4.11	05/01/2007	0.97	[b]	3.08
Harbor International Fund	6.57	43.20	9.45	7.91	12.50	12/29/1987	0.85		0.85
Harbor International Growth Fund	4.32	30.74	5.50	-4.33	2.77	11/01/1993	0.92		0.92
Harbor Commodity Real Return Strategy Fund	6.18	33.63	N/A	N/A	-23.78	09/02/2008	0.96	[b]	1.30

Fixed Income Funds
Harbor High-Yield Bond Fund	8.90%	24.69%	7.06%	N/A	8.30%	12/01/2002	0.77%		0.77%
Harbor Bond Fund	3.77	14.68	6.88	7.53%	8.22	12/29/1987	0.60		0.60
Harbor Real Return Fund	4.28	12.53	N/A	N/A	5.81	12/01/2005	0.62	[a]	0.74

Short-Term Investments							Current 7-day SEC Yield for Period Ended 04/30/2010
Harbor Money Market Fund	0.08%	0.13%	2.95%	2.71%	4.24%	12/29/1987	0.20%

About Expense Ratios: All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a fund’s average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the fund’s current prospectus, as revised and supplemented to date.

a	Voluntary. Waivers may be discontinued at any time without notice, although the Adviser has no present intention to do so.

b	Contractual until 02/28/2011.

2

Harbor Target Retirement Funds

SEMI-ANNUAL REPORT OVERVIEW—Continued

Glide Path

Over time, the allocation to asset classes and underlying Harbor funds will change according to a predetermined “glide path” shown in the chart above. The glide path represents the shifting of asset classes over time and does not apply to the Harbor Target Retirement Income Fund. As the glide path shows, each Target Retirement Fund’s asset mix becomes more conservative as time elapses.

The glide path shown above reflects the expected asset allocation and path, but may change at any point in time at the discretion of Harbor Capital Advisors, Inc.

Investment Styles

The Harbor Target Retirement Funds are constructed based on Harbor Capital Advisors’ investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.

Harbor Capital Advisors allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

Harbor Target Retirement Funds – Target Allocation as of April 30, 2010

Harbor Funds	Income	2010	2015	2020	2025	2030	2035	2040	2045	2050
Equity & Strategic Markets Funds
Harbor Capital Appreciation Fund	3%	4%	5%	5%	7%	8%	10%	11%	12%	13%
Harbor Mid Cap Growth Fund	1	2	2	3	3	4	4	5	6	6
Harbor Small Cap Growth Fund	1	1	2	2	2	3	4	4	5	5
Harbor Large Cap Value Fund	4	6	7	8	10	13	15	17	19	19
Harbor Mid Cap Value Fund	2	3	3	4	5	6	7	8	9	9
Harbor Small Cap Value Fund	1	1	2	2	2	2	2	3	3	4
Harbor Small Company Value Fund	1	1	1	1	2	2	2	3	3	3
Harbor International Fund	5	7	8	10	12	14	17	19	22	22
Harbor International Growth Fund	2	3	4	4	5	6	7	8	9	9
Harbor Commodity Real Return Strategy Fund	0	2	3	4	5	5	4	4	3	3
Total Equity & Strategic Markets Funds	20	30	37	43	53	63	72	82	91	93
Fixed Income Funds
Harbor High-Yield Bond Fund	2	5	8	9	10	10	9	7	4	3
Harbor Bond Fund	43	36	33	33	30	24	17	11	5	4
Harbor Real Return Fund	20	14	11	9	6	3	2	0	0	0
Total Fixed Income Funds	65	55	52	51	46	37	28	18	9	7
Short-Term Investments
Harbor Money Market Fund	15	15	11	6	1	0	0	0	0	0
Total Short-Term Investments	15	15	11	6	1	0	0	0	0	0
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

3

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

The recovery in the financial markets that began in March 2009 continued through Harbor Funds’ fiscal first half ended April 30, 2010. The broad domestic (U.S.) stock market returned over 17% during the fiscal first half, while international stocks and bonds were up over 2%.

The Harbor Funds series of Target Retirement Funds performed consistent with their asset allocations. As expected in periods with strong equity returns, the Target Retirement Funds with allocations that had higher weightings in stocks outperformed those with higher weightings in bonds.

	RETURNS FOR PERIODS ENDED APRIL 30, 2010
	Unannualized		Annualized
Domestic Equities	6 Months	1 Year	5 Years	10 Years	30 Years
Dow Jones U.S. Total Stock Market IndexSM (entire U.S. stock market)	17.91%	41.12%	3.73%	0.81%	11.39%
S&P 500 Index (large cap stocks)	15.66	38.85	2.63	-0.19	11.48
Russell Midcap® Index (mid cap stocks)	24.93	50.84	5.65	5.74	13.25
Russell 2000® Index (small cap stocks)	28.17	48.95	5.74	4.91	11.16
Russell 3000® Index Growth	16.50	38.69	4.22	-3.37	10.11
Russell 3000® Index Value	18.79	43.10	2.20	3.92	12.27

International & Global
MSCI EAFE (ND) Index (foreign stocks)	2.48%	34.43%	3.86%	1.64%	9.62%
MSCI World (ND) Index (global stocks)	9.40	37.02	3.35	0.41	9.79
MSCI Emerging Markets Index	12.37	57.13	16.56	11.01	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	2.21%	21.98%	0.22%	6.07%	N/A

Fixed Income
BofA Merrill Lynch US High Yield Bond Index (high-yield bonds)	11.65%	44.20%	8.38%	7.43%	N/A
Barclays Capital U.S. Aggregate Bond Index (domestic bonds)	2.54	8.30	5.38	6.43	8.83
BofA Merrill Lynch US 3-Month Treasury Bill Index (proxy for money market returns)	0.04	0.15	2.86	2.80	5.87

Domestic Equity Markets

The domestic (U.S.) equities market, as measured by the Dow Jones U.S. Total Stock Market IndexSM, had a total return of 17.91% during the first half of fiscal 2010. Smaller capitalization stocks in the U.S. had even better returns, with the Russell 2000® Index of small cap stocks posting a return of 28.17%.

Large domestic stocks also did well in the fiscal first half, with the Standard & Poor’s 500 Index gaining 15.66%. All 10 economic sectors within the S&P 500 Index advanced, led by consumer discretionary and industrials.

International Equity Markets and Strategic Markets

Returns on international stocks lagged well behind returns on U.S. equities in the fiscal first half. The MSCI EAFE (ND) Index of stocks in developed international markets returned 2.48%. (All international returns are in U.S. dollars.) A looming debt crisis in Europe and concerns about a possible slowing rate of growth in China weighed upon the performance of foreign stocks. For U.S.-dollar based investors, returns on foreign equities also were weakened by currency effects, as the U.S. dollar rose against most major currencies, including a gain of about 10% against the euro. Although returns in developed international markets were muted, the MSCI Emerging Markets Index posted a return of over 12%.

Commodity prices fluctuated within a relatively narrow range over the first half of the fiscal year. They ended the six months with a return of just over 2%.

Fixed Income

In fixed income markets, interest rates edged higher and investors continued to seek yield in riskier areas of the market. The high-yield market returned over 11% for the six months, while the broad investment-grade bond market ended

4

up less than 3%. The yield of the 10-Year Treasury Note was 3.66% on April 30, 2010, up from 3.39% at the fiscal year ended October 31, 2009. Money market yields remained at near-zero levels as the Federal Reserve held its federal funds target rate in the range of 0% to 0.25%. The BofA Merrill Lynch US 3-Month Treasury Bill Index, a proxy for money market investments, returned only 0.04%.

Investing for the Long Term

While the fiscal first half of 2010 was characterized by decent financial market returns, equity markets started the second half in May and early June by giving up the year-to-date gains. Growing concerns about the ability of Greece and certain other European countries to handle their debt and concerns about the rate of growth in many developed countries caused equity markets to retreat. The rapid shift in the performance of the markets is a reminder that all investments involve risk and uncertainty.

No one can predict with certainty how equity and debt markets will perform, especially in the shorter term. Given the uncertainty of markets, we encourage investors to make a careful assessment of the risk they are willing to accept and establish an investment plan consistent with such risk and uncertainty over the long term. A diversified portfolio of stocks, bonds, and cash in an asset allocation that is consistent with your investment objectives and risk tolerance can be helpful in managing the uncertainty of the markets.

The Harbor Funds series of Target Retirement Funds are designed to help investors achieve their long-term financial goals using asset allocations consistent with a diversified portfolio and an expected time frame for retirement.

Thank you for your investment in Harbor Funds.

June 18, 2010

David G. Van Hooser

Chairman

5

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Current income and some capital appreciation

MARKET REVIEW

A gradually improving economic environment provided a favorable backdrop for financial markets for the fiscal half-year ended April 30, 2010. Equities, fixed-income investments, and commodities all posted positive returns.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 17.64%. U.S. value stocks outperformed growth, but both segments posted solid double-digit returns. All of the major capitalization ranges had double-digit returns as well. Small cap stocks had the strongest performance, followed by mid caps and then large caps. International equities, burdened by fears of a fiscal crisis in Europe and a slowing rate of growth in China, had more modest results. For U.S.-based investors, returns of foreign equities were further weakened by changes in currency valuations, as the U.S. dollar rose versus most major currencies. The MSCI EAFE (ND) Index of stocks in developed international markets returned 2.48% in U.S. dollar terms.

High-yield bonds were the best performing fixed income category, with the BofA Merrill Lynch US High Yield Index posting a return of 11.65%. The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year, returned 2.54%. Shorter-term fixed income investments continued to post unusually low returns, reflecting the ongoing impact of monetary easing policies aimed at keeping the economic recovery on a sustainable pace. Commodity prices fluctuated before ending the six-months with a return of 2.21%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities.

PERFORMANCE

Harbor Target Retirement Income Fund posted a return of 5.60% (Institutional Class) and 5.51% (Administrative and Investor Classes) for the six months ended April 30, 2010. The overall performance of the Fund benefited from the results of its underlying Harbor funds, as each of the Harbor funds making up the portfolio had a positive return during the period.

Harbor Bond Fund, representing more than 40% of the portfolio, was the single largest contributor to Harbor Target Retirement Income Fund’s returns. Harbor Bond Fund returned 3.77% compared with the 2.54% return of its benchmark, the Barclays Capital U.S. Aggregate Bond Index. Other important contributors included Harbor Real Return Fund, Harbor Large Cap Value Fund and Harbor Mid Cap Value Fund. Harbor Money Market Fund was the smallest contributor.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Target Retirement Income Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2600

Cusip	411511371

Ticker	HARAX

Inception Date	01/02/2009

Net Expense Ratio	0.54%[a]

Total Net Assets (000s)	$15,980

ADMINISTRATIVE CLASS

Fund #	2700

Cusip	411511363

Ticker	HARBX

Inception Date	01/02/2009

Net Expense Ratio	0.54%[a]

Total Net Assets (000s)	$12

INVESTOR CLASS

Fund #	2800

Cusip	411511355

Ticker	HARCX

Inception Date	01/02/2009

Net Expense Ratio	0.54%[a]

Total Net Assets (000s)	$12

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	4.8%

Harbor Large Cap Value Fund	4.2%

Harbor Capital Appreciation Fund	2.8%

Harbor International Growth Fund	2.0%

Harbor Mid Cap Value Fund	1.9%

Harbor Mid Cap Growth Fund	1.3%

Harbor Small Cap Growth Fund	1.0%

Harbor Small Cap Value Fund	0.8%

Harbor Small Company Value Fund	0.8%

Fixed Income

Harbor Bond Fund	43.0%

Harbor Real Return Fund	20.0%

Harbor High-Yield Bond Fund	2.4%

Short-Term Investments

Harbor Money Market Fund	15.0%

7

Harbor Target Retirement Income Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2010

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Target Retirement Income Fund
Institutional Class	5.60%	15.81%	N/A	13.05%	01/02/2009	$58,832
Comparative Indices
Russell 3000®	17.64%	40.90%	3.28%	28.06%	—	$69,452
MSCI EAFE (ND)	2.48%	34.43%	3.86%	22.19%	—	$65,256
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	6.66%	—	$54,470

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Target Retirement Income Fund
Administrative Class	5.51%	15.70%	N/A	12.97%	01/02/2009	$11,756
Investor Class	5.51%	15.70%	N/A	12.97%	01/02/2009	$11,756
Comparative Indices
Russell 3000®	17.64%	40.90%	3.28%	28.06%	—	$13,890
MSCI EAFE (ND)	2.48%	34.43%	3.86%	22.19%	—	$13,051
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	6.66%	—	$10,894

As stated in the Fund’s current prospectus, the expense ratios were 0.52% (Institutional Class), 0.77% (Administrative Class) and 0.89% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

8

Harbor Target Retirement Income Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

HARBOR EQUITY FUNDS—19.6%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—12.8%
13,129	Harbor Capital Appreciation Fund	$448
26,435	Harbor Mid Cap Growth Fund	204
14,256	Harbor Small Cap Growth Fund	166
91,394	Harbor Large Cap Value Fund	675
27,846	Harbor Mid Cap Value Fund	306
6,653	Harbor Small Cap Value Fund	124
14,734	Harbor Small Company Value Fund	123

		2,046

HARBOR INTERNATIONAL EQUITY FUNDS—6.8%
14,100	Harbor International Fund	767
29,905	Harbor International Growth Fund	326

		1,093

TOTAL HARBOR EQUITY FUNDS (Cost $2,325)		3,139

HARBOR FIXED INCOME FUNDS—65.4%

Shares		Value (000s)

34,734	Harbor High-Yield Bond Fund	$378
550,300	Harbor Bond Fund	6,883
304,770	Harbor Real Return Fund	3,200

TOTAL HARBOR FIXED INCOME FUNDS (Cost $9,758)		10,461

SHORT-TERM INVESTMENTS—15.0%
(Cost $2,403)
2,403,246	Harbor Money Market Fund	2,403

TOTAL INVESTMENTS–100.0% (Cost $14,486)		16,003

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		1

TOTAL NET ASSETS—100.0%		$16,004

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement Income Fund is investing in Institutional shares of affiliated Harbor Funds.

The accompanying notes are an integral part of the Financial Statements.

9

Harbor Target Retirement 2010 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

A gradually improving economic environment provided a favorable backdrop for financial markets for the fiscal half-year ended April 30, 2010. Equities, fixed-income investments, and commodities all posted positive returns.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 17.64%. U.S. value stocks outperformed growth, but both segments posted solid double-digit returns. All of the major capitalization ranges had double-digit returns as well. Small cap stocks had the strongest performance, followed by mid caps and then large caps. International equities, burdened by fears of a fiscal crisis in Europe and a slowing rate of growth in China, had more modest results. For U.S.-based investors, returns of foreign equities were further weakened by changes in currency valuations, as the U.S. dollar rose versus most major currencies. The MSCI EAFE (ND) Index of stocks in developed international markets returned 2.48% in U.S. dollar terms.

High-yield bonds were the best performing fixed income category, with the BofA Merrill Lynch US High Yield Index posting a return of 11.65%. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. taxable bond market, returned 2.54%. Shorter-term fixed income investments continued to post unusually low returns, reflecting the ongoing impact of monetary easing policies aimed at keeping the economic recovery on a sustainable pace. Commodity prices fluctuated before ending the six-months with a return of 2.21%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities.

PERFORMANCE

Harbor Target Retirement 2010 Fund posted a return of 6.83% (Institutional Class) and 6.73% (Administrative and Investor Classes) for the six months ended April 30, 2010. The overall performance of the Fund benefited from the results of its underlying Harbor funds, as each of the Harbor funds making up the portfolio had a positive return during the period.

Harbor Bond Fund, representing more than a third of the portfolio, was the single largest contributor to Harbor Target Retirement 2010 Fund’s returns. Harbor Bond Fund returned 3.77% compared with the 2.54% return of its benchmark, the Barclays Capital U.S. Aggregate Bond Index. Other important contributors included Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Real Return Fund. Harbor Money Market Fund was the smallest contributor.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

10

Harbor Target Retirement 2010 Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2601

Cusip	411511348

Ticker	HARDX

Inception Date	01/02/2009

Net Expense Ratio	0.57%[a]

Total Net Assets (000s)	$1,659

ADMINISTRATIVE CLASS

Fund #	2701

Cusip	411511330

Ticker	HAIIX

Inception Date	01/02/2009

Net Expense Ratio	0.57%[a]

Total Net Assets (000s)	$12

INVESTOR CLASS

Fund #	2801

Cusip	411511322

Ticker	HARFX

Inception Date	01/02/2009

Net Expense Ratio	0.57%[a]

Total Net Assets (000s)	$12

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Strategic Markets

Harbor International Fund	6.9%

Harbor Large Cap Value Fund	6.0%

Harbor Capital Appreciation Fund	4.0%

Harbor International Growth Fund	3.0%

Harbor Mid Cap Value Fund	2.7%

Harbor Mid Cap Growth Fund	1.8%

Harbor Commodity Real Return Strategy Fund	1.6%

Harbor Small Cap Growth Fund	1.4%

Harbor Small Cap Value Fund	1.1%

Harbor Small Company Value Fund	1.1%

Fixed Income

Harbor Bond Fund	36.0%

Harbor Real Return Fund	14.4%

Harbor High-Yield Bond Fund	5.0%

Short-Term Investments

Harbor Money Market Fund	15.0%

11

Harbor Target Retirement 2010 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2010

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Target Retirement 2010 Fund
Institutional Class	6.83%	20.33%	N/A	16.10%	01/02/2009	$60,945
Comparative Indices
Russell 3000®	17.64%	40.90%	3.28%	28.06%	—	$69,452
MSCI EAFE (ND)	2.48%	34.43%	3.86%	22.19%	—	$65,256
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	6.66%	—	$54,470

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Target Retirement 2010 Fund
Administrative Class	6.73%	20.22%	N/A	16.02%	01/02/2009	$12,178
Investor Class	6.73%	20.22%	N/A	16.02%	01/02/2009	$12,178
Comparative Indices
Russell 3000®	17.64%	40.90%	3.28%	28.06%	—	$13,890
MSCI EAFE (ND)	2.48%	34.43%	3.86%	22.19%	—	$13,051
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	6.66%	—	$10,894

As stated in the Fund’s current prospectus, the expense ratios were 0.60% (Institutional Class), 0.85% (Administrative Class) and 0.97% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

12

Harbor Target Retirement 2010 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

HARBOR EQUITY FUNDS—28.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—18.1%
1,962	Harbor Capital Appreciation Fund	$67
3,934	Harbor Mid Cap Growth Fund	30
2,101	Harbor Small Cap Growth Fund	24
13,741	Harbor Large Cap Value Fund	101
4,157	Harbor Mid Cap Value Fund	46
985	Harbor Small Cap Value Fund	18
2,181	Harbor Small Company Value Fund	18

		304

HARBOR INTERNATIONAL EQUITY FUNDS—9.9%
2,133	Harbor International Fund	116
4,544	Harbor International Growth Fund	50

		166

TOTAL HARBOR EQUITY FUNDS (Cost $451)		470

HARBOR STRATEGIC MARKETS FUNDS—1.6%
(Cost $27)
3,833	Harbor Commodity Real Return Strategy Fund	27

HARBOR FIXED INCOME FUNDS—55.4%

Shares		Value (000s)

7,691	Harbor High-Yield Bond Fund	$84
48,583	Harbor Bond Fund	608
23,011	Harbor Real Return Fund	242

TOTAL HARBOR FIXED INCOME FUNDS (Cost $918)		934

SHORT-TERM INVESTMENTS—15.0%
(Cost $252)
251,943	Harbor Money Market Fund	252

TOTAL INVESTMENTS—100.0% (Cost $1,648)		1,683
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$1,683

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2010 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

13

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

A gradually improving economic environment provided a favorable backdrop for financial markets for the fiscal half-year ended April 30, 2010. Equities, fixed-income investments, and commodities all posted positive returns.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 17.64%. U.S. value stocks outperformed growth, but both segments posted solid double-digit returns. All of the major capitalization ranges had double-digit returns as well. Small cap stocks had the strongest performance, followed by mid caps and then large caps. International equities, burdened by fears of a fiscal crisis in Europe and a slowing rate of growth in China, had more modest results. For U.S.-based investors, returns of foreign equities were further weakened by changes in currency valuations, as the U.S. dollar rose versus most major currencies. The MSCI EAFE (ND) Index of stocks in developed international markets returned 2.48% in U.S. dollar terms.

High-yield bonds were the best performing fixed income category, with the BofA Merrill Lynch US High Yield Index posting a return of 11.65%. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. taxable bond market, returned 2.54%. Shorter-term fixed income investments continued to post unusually low returns, reflecting the ongoing impact of monetary easing policies aimed at keeping the economic recovery on a sustainable pace. Commodity prices fluctuated before ending the six-months with a return of 2.21%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities.

PERFORMANCE

Harbor Target Retirement 2015 Fund posted a return of 7.64% for the six months ended April 30, 2010. The overall performance of the Fund benefited from the results of its underlying Harbor funds, as each of the Harbor funds making up the portfolio had a positive return during the period.

The largest contributor to Harbor Target Retirement 2015 Fund’s returns was Harbor Bond Fund, which represented about one-third of the portfolio. Other important contributors included Harbor Large Cap Value Fund, Harbor High-Yield Bond Fund and Harbor Mid Cap Value Fund. Harbor Money Market Fund was the smallest contributor.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

14

Harbor Target Retirement 2015 Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2602

Cusip	411511314

Ticker	HARGX

Inception Date	01/02/2009

Net Expense Ratio	0.61%[a]

Total Net Assets (000s)	$4,913

ADMINISTRATIVE CLASS

Fund #	2702

Cusip	411511298

Ticker	HARHX

Inception Date	01/02/2009

Net Expense Ratio	0.61%[a]

Total Net Assets (000s)	$12

INVESTOR CLASS

Fund #	2802

Cusip	411511280

Ticker	HARIX

Inception Date	01/02/2009

Net Expense Ratio	0.61%[a]

Total Net Assets (000s)	$12

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Strategic Markets

Harbor International Fund	8.4%

Harbor Large Cap Value Fund	7.3%

Harbor Capital Appreciation Fund	4.8%

Harbor International Growth Fund	3.6%

Harbor Mid Cap Value Fund	3.3%

Harbor Commodity Real Return Strategy Fund	2.8%

Harbor Mid Cap Growth Fund	2.2%

Harbor Small Cap Growth Fund	1.8%

Harbor Small Cap Value Fund	1.3%

Harbor Small Company Value Fund	1.3%

Fixed Income

Harbor Bond Fund	33.6%

Harbor Real Return Fund	11.1%

Harbor High-Yield Bond Fund	7.5%

Short-Term Investments

Harbor Money Market Fund	11.0%

15

Harbor Target Retirement 2015 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2010

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Target Retirement 2015 Fund
Institutional Class	7.64%	22.84%	N/A	17.92%	01/02/2009	$62,216
Comparative Indices
Russell 3000®	17.64%	40.90%	3.28%	28.06%	—	$69,452
MSCI EAFE (ND)	2.48%	34.43%	3.86%	22.19%	—	$65,256
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	6.66%	—	$54,470

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Target Retirement 2015 Fund
Administrative Class	7.64%	22.96%	N/A	17.92%	01/02/2009	$12,443
Investor Class	7.64%	22.96%	N/A	17.92%	01/02/2009	$12,443
Comparative Indices
Russell 3000®	17.64%	40.90%	3.28%	28.06%	—	$13,890
MSCI EAFE (ND)	2.48%	34.43%	3.86%	22.19%	—	$13,051
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	6.66%	—	$10,894

As stated in the Fund’s current prospectus, the expense ratios were 0.63% (Institutional Class), 0.88% (Administrative Class) and 1.00% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

16

Harbor Target Retirement 2015 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

HARBOR EQUITY FUNDS—34.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—22.0%
6,989	Harbor Capital Appreciation Fund	$238
14,011	Harbor Mid Cap Growth Fund	108
7,482	Harbor Small Cap Growth Fund	87
48,940	Harbor Large Cap Value Fund	361
14,805	Harbor Mid Cap Value Fund	163
3,508	Harbor Small Cap Value Fund	65
7,767	Harbor Small Company Value Fund	65

		1,087

HARBOR INTERNATIONAL EQUITY FUNDS—12.0%
7,598	Harbor International Fund	413
16,182	Harbor International Growth Fund	177

		590

TOTAL HARBOR EQUITY FUNDS (Cost $1,468)		1,677

HARBOR STRATEGIC MARKETS FUNDS—2.8%
(Cost $136)
19,676	Harbor Commodity Real Return Strategy Fund	140

HARBOR FIXED INCOME FUNDS—52.2%

Shares		Value (000s)
34,048	Harbor High-Yield Bond Fund	$370
132,568	Harbor Bond Fund	1,659
52,267	Harbor Real Return Fund	549

TOTAL HARBOR FIXED INCOME FUNDS (Cost $2,484)		2,578

SHORT-TERM INVESTMENTS—11.0%
(Cost $542)
541,876	Harbor Money Market Fund	542

TOTAL INVESTMENTS—100.0% (Cost $4,630)		4,937

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS–100.0%		$4,937

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2015 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

17

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

A gradually improving economic environment provided a favorable backdrop for financial markets for the fiscal half-year ended April 30, 2010. Equities, fixed-income investments, and commodities all posted positive returns.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 17.64%. U.S. value stocks outperformed growth, but both segments posted solid double-digit returns. All of the major capitalization ranges had double-digit returns as well. Small cap stocks had the strongest performance, followed by mid caps and then large caps. International equities, burdened by fears of a fiscal crisis in Europe and a slowing rate of growth in China, had more modest results. For U.S.-based investors, returns of foreign equities were further weakened by changes in currency valuations, as the U.S. dollar rose versus most major currencies. The MSCI EAFE (ND) Index of stocks in developed international markets returned 2.48% in U.S. dollar terms.

High-yield bonds were the best performing fixed income category, with the BofA Merrill Lynch US High Yield Index posting a return of 11.65%. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. taxable bond market, returned 2.54%. Shorter-term fixed income investments continued to post unusually low returns, reflecting the ongoing impact of monetary easing policies aimed at keeping the economic recovery on a sustainable pace. Commodity prices fluctuated before ending the six-months with a return of 2.21%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities.

PERFORMANCE

Harbor Target Retirement 2020 Fund posted a return of 8.41% (Institutional Class) and 8.42% (Administrative and Investor Classes) for the six months ended April 30, 2010. The overall performance of the Fund benefited from the results of its underlying Harbor funds, as each of the Harbor funds making up the portfolio had a positive return during the period.

The largest contributor to Harbor Target Retirement 2020 Fund’s returns was Harbor Bond Fund, which represented about one-third of the portfolio. Other important contributors included Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor High-Yield Bond Fund. Harbor Money Market Fund was the smallest contributor.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

18

Harbor Target Retirement 2020 Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2603

Cusip	411511272

Ticker	HARJX

Inception Date	01/02/2009

Net Expense Ratio	0.65% [a]

Total Net Assets (000s)	$21,896

ADMINISTRATIVE CLASS

Fund #	2703

Cusip	411511264

Ticker	HARKX

Inception Date	01/02/2009

Net Expense Ratio	0.65% [a]

Total Net Assets (000s)	$13

INVESTOR CLASS

Fund #	2803

Cusip	411511256

Ticker	HARLX

Inception Date	01/02/2009

Net Expense Ratio	0.65% [a]

Total Net Assets (000s)	$13

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Strategic Markets

Harbor International Fund	9.6%

Harbor Large Cap Value Fund	8.5%

Harbor Capital Appreciation Fund	5.5%

Harbor International Growth Fund	4.1%

Harbor Commodity Real Return Strategy Fund	3.8%

Harbor Mid Cap Value Fund	3.8%

Harbor Mid Cap Growth Fund	2.5%

Harbor Small Cap Growth Fund	2.0%

Harbor Small Cap Value Fund	1.5%

Harbor Small Company Value Fund	1.5%

Fixed Income

Harbor Bond Fund	33.0%

Harbor Real Return Fund	9.3%

Harbor High-Yield Bond Fund	8.9%

Short-Term Investments

Harbor Money Market Fund	6.0%

19

Harbor Target Retirement 2020 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2010

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Target Retirement 2020 Fund
Institutional Class	8.41%	25.50%	N/A	19.49%	01/02/2009	$63,314
Comparative Indices
Russell 3000®	17.64%	40.90%	3.28%	28.06%	—	$69,452
MSCI EAFE (ND)	2.48%	34.43%	3.86%	22.19%	—	$65,256
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	6.66%	—	$54,470

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Target Retirement 2020 Fund
Administrative Class	8.42%	25.51%	N/A	19.50%	01/02/2009	$12,664
Investor Class	8.42%	25.51%	N/A	19.50%	01/02/2009	$12,664
Comparative Indices
Russell 3000®	17.64%	40.90%	3.28%	28.06%	—	$13,890
MSCI EAFE (ND)	2.48%	34.43%	3.86%	22.19%	—	$13,051
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	6.66%	—	$10,894

As stated in the Fund’s current prospectus, the expense ratios were 0.67% (Institutional Class), 0.92% (Administrative Class) and 1.04% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

20

Harbor Target Retirement 2020 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

HARBOR EQUITY FUNDS—39.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—25.3%
35,597	Harbor Capital Appreciation Fund	$1,213
71,363	Harbor Mid Cap Growth Fund	550
38,110	Harbor Small Cap Growth Fund	444
249,262	Harbor Large Cap Value Fund	1,840
75,407	Harbor Mid Cap Value Fund	829
17,868	Harbor Small Cap Value Fund	333
39,560	Harbor Small Company Value Fund	330

		5,539

HARBOR INTERNATIONAL EQUITY FUNDS—13.7%
38,699	Harbor International Fund	2,105
82,421	Harbor International Growth Fund	899

		3,004

TOTAL HARBOR EQUITY FUNDS (Cost $6,295)		8,543

HARBOR STRATEGIC MARKETS FUNDS—3.8%
(Cost $736)
118,570	Harbor Commodity Real Return Strategy Fund	843

HARBOR FIXED INCOME FUNDS—51.2%

Shares		Value (000s)

180,094	Harbor High-Yield Bond Fund	$1,959
578,180	Harbor Bond Fund	7,233
193,495	Harbor Real Return Fund	2,032

TOTAL HARBOR FIXED INCOME FUNDS (Cost $10,384)		11,224

SHORT-TERM INVESTMENTS—6.0%
(Cost $1,312)
1,312,429	Harbor Money Market Fund	1,312

TOTAL INVESTMENTS—100.0% (Cost $18,727)		21,922

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$21,922

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2020 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

21

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

A gradually improving economic environment provided a favorable backdrop for financial markets for the fiscal half-year ended April 30, 2010. Equities, fixed-income investments, and commodities all posted positive returns.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 17.64%. U.S. value stocks outperformed growth, but both segments posted solid double-digit returns. All of the major capitalization ranges had double-digit returns as well. Small cap stocks had the strongest performance, followed by mid caps and then large caps. International equities, burdened by fears of a fiscal crisis in Europe and a slowing rate of growth in China, had more modest results. For U.S.-based investors, returns of foreign equities were further weakened by changes in currency valuations, as the U.S. dollar rose versus most major currencies. The MSCI EAFE (ND) Index of stocks in developed international markets returned 2.48% in U.S. dollar terms.

High-yield bonds were the best performing fixed income category, with the BofA Merrill Lynch US High Yield Index posting a return of 11.65%. The Barclays Capital Aggregate (U.S.) Bond Index, a broad measure of the U.S. taxable bond market, returned 2.54%. Shorter-term fixed income investments continued to post unusually low returns, reflecting the ongoing impact of monetary easing policies aimed at keeping the economic recovery on a sustainable pace. Commodity prices fluctuated before ending the six-months with a return of 2.21%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities.

PERFORMANCE

Harbor Target Retirement 2025 Fund posted a return of 9.75% for the six months ended April 30, 2010. The overall performance of the Fund benefited from the results of its underlying Harbor funds, as each of the Harbor funds making up the portfolio had a positive return during the period.

The largest contributors to Harbor Target Retirement 2025 Fund’s returns were Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Bond Fund, which collectively represented about 45% of the portfolio. Other important contributors included Harbor Capital Appreciation Fund and Harbor High-Yield Bond Fund. Harbor Money Market Fund was the smallest contributor.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

22

Harbor Target Retirement 2025 Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2604

Cusip	411511249

Ticker	HARMX

Inception Date	01/02/2009

Net Expense Ratio	0.71%[a]

Total Net Assets (000s)	$2,756

ADMINISTRATIVE CLASS

Fund #	2704

Cusip	411511231

Ticker	HARNX

Inception Date	01/02/2009

Net Expense Ratio	0.71%[a]

Total Net Assets (000s)	$13

INVESTOR CLASS

Fund #	2804

Cusip	411511223

Ticker	HAROX

Inception Date	01/02/2009

Net Expense Ratio	0.71%[a]

Total Net Assets (000s)	$13

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Strategic Markets

Harbor International Fund	11.9%

Harbor Large Cap Value Fund	10.3%

Harbor Capital Appreciation Fund	6.8%

Harbor International Growth Fund	5.0%

Harbor Commodity Real Return Strategy Fund	4.8%

Harbor Mid Cap Value Fund	4.6%

Harbor Mid Cap Growth Fund	3.1%

Harbor Small Cap Growth Fund	2.5%

Harbor Small Cap Value Fund	1.9%

Harbor Small Company Value Fund	1.9%

Fixed Income

Harbor Bond Fund	30.1%

Harbor High-Yield Bond Fund	9.8%

Harbor Real Return Fund	6.3%

Short-Term Investments

Harbor Money Market Fund	1.0%

23

Harbor Target Retirement 2025 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2010

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Target Retirement 2025 Fund
Institutional Class	9.75%	29.36%	N/A	21.61%	01/02/2009	$64,809
Comparative Indices
Russell 3000®	17.64%	40.90%	3.28%	28.06%	—	$69,452
MSCI EAFE (ND)	2.48%	34.43%	3.86%	22.19%	—	$65,256
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	6.66%	—	$54,470

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Target Retirement 2025 Fund
Administrative Class	9.75%	29.36%	N/A	21.61%	01/02/2009	$12,962
Investor Class	9.75%	29.36%	N/A	21.61%	01/02/2009	$12,962
Comparative Indices
Russell 3000®	17.64%	40.90%	3.28%	28.06%	—	$13,890
MSCI EAFE (ND)	2.48%	34.43%	3.86%	22.19%	—	$13,051
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	6.66%	—	$10,894

As stated in the Fund’s current prospectus, the expense ratios were 0.72% (Institutional Class), 0.97% (Administrative Class) and 1.09% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

24

Harbor Target Retirement 2025 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

HARBOR EQUITY FUNDS—48.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—31.1%
5,559	Harbor Capital Appreciation Fund	$190
11,145	Harbor Mid Cap Growth Fund	86
5,952	Harbor Small Cap Growth Fund	69
38,928	Harbor Large Cap Value Fund	287
11,776	Harbor Mid Cap Value Fund	129
2,790	Harbor Small Cap Value Fund	52
6,178	Harbor Small Company Value Fund	52

		865

HARBOR INTERNATIONAL EQUITY FUNDS—16.9%
6,043	Harbor International Fund	329
12,871	Harbor International Growth Fund	140

		469

TOTAL HARBOR EQUITY FUNDS (Cost $1,171)		1,334

HARBOR STRATEGIC MARKETS FUNDS—4.8%
(Cost $128)
19,004	Harbor Commodity Real Return Strategy Fund	135

HARBOR FIXED INCOME FUNDS—46.2%

Shares		Value (000s)

25,101	Harbor High-Yield Bond Fund	$273
66,893	Harbor Bond Fund	837
16,648	Harbor Real Return Fund	175

TOTAL HARBOR FIXED INCOME FUNDS (Cost $1,239)		1,285

SHORT-TERM INVESTMENTS—1.0%
(Cost $28)
27,755	Harbor Money Market Fund	28

TOTAL INVESTMENTS—100.0% (Cost $2,566)		2,782

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$2,782

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2025 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

25

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

A gradually improving economic environment provided a favorable backdrop for financial markets for the fiscal half-year ended April 30, 2010. Equities, fixed-income investments, and commodities all posted positive returns.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 17.64%. U.S. value stocks outperformed growth, but both segments posted solid double-digit returns. All of the major capitalization ranges had double-digit returns as well. Small cap stocks had the strongest performance, followed by mid caps and then large caps. International equities, burdened by fears of a fiscal crisis in Europe and a slowing rate of growth in China, had more modest results. For U.S.-based investors, returns of foreign equities were further weakened by changes in currency valuations, as the U.S. dollar rose versus most major currencies. The MSCI EAFE (ND) Index of stocks in developed international markets returned 2.48% in U.S. dollar terms.

High-yield bonds were the best performing fixed income category, with the BofA Merrill Lynch US High Yield Index posting a return of 11.65%. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. taxable bond market, returned 2.54%. Shorter-term fixed income investments continued to post unusually low returns, reflecting the ongoing impact of monetary easing policies aimed at keeping the economic recovery on a sustainable pace. Commodity prices fluctuated before ending the six-months with a return of 2.21%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities.

PERFORMANCE

Harbor Target Retirement 2030 Fund posted a return of 10.69% (Institutional Class) and 10.79% (Administrative and Investor Classes) for the six months ended April 30, 2010. The overall performance of the Fund benefited from the results of its underlying Harbor funds, as each of the Harbor funds making up the portfolio had a positive return during the period.

Equity funds were the largest contributors to Harbor Target Retirement 2030 Fund’s returns, led by Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, and Harbor Small Company Value Fund, which collectively represented about 20% of the portfolio. Other important contributors included Harbor Capital Appreciation Fund, Harbor International Fund and Harbor Mid Cap Growth Fund. Harbor Real Return Fund was the smallest contributor.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

26

Harbor Target Retirement 2030 Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2605

Cusip	411512700

Ticker	HARPX

Inception Date	01/02/2009

Net Expense Ratio	0.73%[a]

Total Net Assets (000s)	$28,642

ADMINISTRATIVE CLASS

Fund #	2705

Cusip	411512882

Ticker	HARQX

Inception Date	01/02/2009

Net Expense Ratio	0.73%[a]

Total Net Assets (000s)	$13

INVESTOR CLASS

Fund #	2805

Cusip	411512809

Ticker	HARTX

Inception Date	01/02/2009

Net Expense Ratio	0.73%[a]

Total Net Assets (000s)	$13

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Strategic Markets

Harbor International Fund	14.0%

Harbor Large Cap Value Fund	12.4%

Harbor Capital Appreciation Fund	8.2%

Harbor International Growth Fund	6.0%

Harbor Mid Cap Value Fund	5.6%

Harbor Commodity Real Return Strategy Fund	5.1%

Harbor Mid Cap Growth Fund	3.7%

Harbor Small Cap Growth Fund	3.0%

Harbor Small Cap Value Fund	2.3%

Harbor Small Company Value Fund	2.2%

Fixed Income

Harbor Bond Fund	23.6%

Harbor High-Yield Bond Fund	10.5%

Harbor Real Return Fund	3.4%

27

Harbor Target Retirement 2030 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2010

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Target Retirement 2030 Fund
Institutional Class	10.69%	32.61%	N/A	23.25%	01/02/2009	$65,973
Comparative Indices
Russell 3000®	17.64%	40.90%	3.28%	28.06%	—	$69,452
MSCI EAFE (ND)	2.48%	34.43%	3.86%	22.19%	—	$65,256
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	6.66%	—	$54,470

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Target Retirement 2030 Fund
Administrative Class	10.79%	32.61%	N/A	23.25%	01/02/2009	$13,195
Investor Class	10.79%	32.61%	N/A	23.25%	01/02/2009	$13,195
Comparative Indices
Russell 3000®	17.64%	40.90%	3.28%	28.06%	—	$13,890
MSCI EAFE (ND)	2.48%	34.43%	3.86%	22.19%	—	$13,051
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	6.66%	—	$10,894
As stated in the Fund’s current prospectus, the expense ratios were 0.76% (Institutional Class), 1.01% (Administrative Class) and 1.13% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

28

Harbor Target Retirement 2030 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

HARBOR EQUITY FUNDS—57.4%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—37.4%
68,857	Harbor Capital Appreciation Fund	$2,347
138,631	Harbor Mid Cap Growth Fund	1,069
74,766	Harbor Small Cap Growth Fund	872
479,329	Harbor Large Cap Value Fund	3,537
146,040	Harbor Mid Cap Value Fund	1,605
34,895	Harbor Small Cap Value Fund	650
77,271	Harbor Small Company Value Fund	644

		10,724

HARBOR INTERNATIONAL EQUITY FUNDS—20.0%
73,949	Harbor International Fund	4,023
156,863	Harbor International Growth Fund	1,710

		5,733

TOTAL HARBOR EQUITY FUNDS (Cost $12,216)		16,457

HARBOR STRATEGIC MARKETS FUNDS—5.1%
(Cost $1,277)
Shares		Value (000s)

204,608	Harbor Commodity Real Return Strategy Fund	$1,455

HARBOR FIXED INCOME FUNDS—37.5%
277,954	Harbor High-Yield Bond Fund	3,024
539,515	Harbor Bond Fund	6,749
93,601	Harbor Real Return Fund	983

TOTAL HARBOR FIXED INCOME FUNDS (Cost $9,963)		10,756

TOTAL INVESTMENTS—100.0% (Cost $23,456)		28,668

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$28,668

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2030 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

29

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

A gradually improving economic environment provided a favorable backdrop for financial markets for the fiscal half-year ended April 30, 2010. Equities, fixed-income investments, and commodities all posted positive returns.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 17.64%. U.S. value stocks outperformed growth, but both segments posted solid double-digit returns. All of the major capitalization ranges had double-digit returns as well. Small cap stocks had the strongest performance, followed by mid caps and then large caps. International equities, burdened by fears of a fiscal crisis in Europe and a slowing rate of growth in China, had more modest results. For U.S.-based investors, returns of foreign equities were further weakened by changes in currency valuations, as the U.S. dollar rose versus most major currencies. The MSCI EAFE (ND) Index of stocks in developed international markets returned 2.48% in U.S. dollar terms.

High-yield bonds were the best performing fixed income category, with the BofA Merrill Lynch US High Yield Index posting a return of 11.65%. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. taxable bond market, returned 2.54%. Shorter-term fixed income investments continued to post unusually low returns, reflecting the ongoing impact of monetary easing policies aimed at keeping the economic recovery on a sustainable pace. Commodity prices fluctuated before ending the six-months with a return of 2.21%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities.

PERFORMANCE

Harbor Target Retirement 2035 Fund posted a return of 11.59% (Institutional Class) and 11.69% (Administrative and Investor Classes) for the six months ended April 30, 2010. The overall performance of the Fund benefited from the results of its underlying Harbor funds, as each of the Harbor funds making up the portfolio had a positive return during the period.

Equity funds were the largest contributors to Harbor Target Retirement 2035 Fund’s returns, led by Harbor Large Cap Value Fund and Harbor Mid Cap Value Fund, which together represented about 20% of the portfolio. Other important contributors included Harbor Capital Appreciation Fund, Harbor Small Cap Growth Fund, Harbor Small Company Value Fund and Harbor International Fund. Harbor Real Return Fund was the smallest contributor.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

30

Harbor Target Retirement 2035 Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2606

Cusip	411512106

Ticker	HARUX

Inception Date	01/02/2009

Net Expense Ratio	0.75%[a]

Total Net Assets (000s)	$991

ADMINISTRATIVE CLASS

Fund #	2706

Cusip	411512304

Ticker	HARVX

Inception Date	01/02/2009

Net Expense Ratio	0.75%[a]

Total Net Assets (000s)	$13

INVESTOR CLASS

Fund #	2806

Cusip	411512205

Ticker	HARWX

Inception Date	01/02/2009

Net Expense Ratio	0.75%[a]

Total Net Assets (000s)	$13

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Strategic Markets

Harbor International Fund	16.6%

Harbor Large Cap Value Fund	14.5%

Harbor Capital Appreciation Fund	9.6%

Harbor International Growth Fund	7.1%

Harbor Mid Cap Value Fund	6.6%

Harbor Mid Cap Growth Fund	4.3%

Harbor Commodity Real Return Strategy Fund	4.2%

Harbor Small Cap Growth Fund	3.5%

Harbor Small Cap Value Fund	2.7%

Harbor Small Company Value Fund	2.6%

Fixed Income

Harbor Bond Fund	17.1%

Harbor High-Yield Bond Fund	9.5%

Harbor Real Return Fund	1.7%

31

Harbor Target Retirement 2035 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2010

The graph compares a $50,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Target Retirement 2035 Fund
Institutional Class	11.59%	35.00%	N/A	24.16%	01/02/2009	$66,620
Comparative Indices
Russell 3000®	17.64%	40.90%	3.28%	28.06%	—	$69,452
MSCI EAFE (ND)	2.48%	34.43%	3.86%	22.19%	—	$65,256
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	6.66%	—	$54,470

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Target Retirement 2035 Fund
Administrative Class	11.69%	35.00%	N/A	24.16%	01/02/2009	$13,324
Investor Class	11.69%	35.00%	N/A	24.16%	01/02/2009	$13,324
Comparative Indices
Russell 3000®	17.64%	40.90%	3.28%	28.06%	—	$13,890
MSCI EAFE (ND)	2.48%	34.43%	3.86%	22.19%	—	$13,051
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	6.66%	—	$10,894

As stated in the Fund’s current prospectus, the expense ratios were 0.78% (Institutional Class), 1.03% (Administrative Class) and 1.15% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

32

Harbor Target Retirement 2035 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

HARBOR EQUITY FUNDS—67.5%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—43.8%
2,866	Harbor Capital Appreciation Fund	$98
5,727	Harbor Mid Cap Growth Fund	44
3,083	Harbor Small Cap Growth Fund	36
20,002	Harbor Large Cap Value Fund	147
6,062	Harbor Mid Cap Value Fund	67
1,432	Harbor Small Cap Value Fund	27
3,164	Harbor Small Company Value Fund	26

		445

HARBOR INTERNATIONAL EQUITY FUNDS—23.7%
3,107	Harbor International Fund	169
6,585	Harbor International Growth Fund	72

		241

TOTAL HARBOR EQUITY FUNDS (Cost $559)		686

HARBOR STRATEGIC MARKETS FUNDS—4.2%
(Cost $40)
Shares		Value (000s)

6,109	Harbor Commodity Real Return Strategy Fund	$43

HARBOR FIXED INCOME FUNDS—28.3%
8,907	Harbor High-Yield Bond Fund	97
13,921	Harbor Bond Fund	174
1,591	Harbor Real Return Fund	17

TOTAL HARBOR FIXED INCOME FUNDS (Cost $272)		288

TOTAL INVESTMENTS—100.0% (Cost $871)		1,017

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$1,017

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2035 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

33

Harbor Target Retirement 2040 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

A gradually improving economic environment provided a favorable backdrop for financial markets for the fiscal half-year ended April 30, 2010. Equities, fixed-income investments, and commodities all posted positive returns.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 17.64%. U.S. value stocks outperformed growth, but both segments posted solid double-digit returns. All of the major capitalization ranges had double-digit returns as well. Small cap stocks had the strongest performance, followed by mid caps and then large caps. International equities, burdened by fears of a fiscal crisis in Europe and a slowing rate of growth in China, had more modest results. For U.S.-based investors, returns of foreign equities were further weakened by changes in currency valuations, as the U.S. dollar rose versus most major currencies. The MSCI EAFE (ND) Index of stocks in developed international markets returned 2.48% in U.S. dollar terms.

High-yield bonds were the best performing fixed income category, with the BofA Merrill Lynch US High Yield Index posting a return of 11.65%. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. taxable bond market, returned 2.54%. Shorter-term fixed income investments continued to post unusually low returns, reflecting the ongoing impact of monetary easing policies aimed at keeping the economic recovery on a sustainable pace. Commodity prices fluctuated before ending the six-months with a return of 2.21%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities.

PERFORMANCE

Harbor Target Retirement 2040 Fund posted a return of 12.62% (Institutional Class) and 12.51% (Administrative and Investor Classes) for the six months ended April 30, 2010. The overall performance of the Fund benefited from the results of its underlying Harbor funds, as each of the Harbor funds making up the portfolio had a positive return during the period.

Equity funds were the largest contributors to Harbor Target Retirement 2040 Fund’s returns, led by Harbor Large Cap Value Fund and Harbor Mid Cap Value Fund, which together represented about 25% of the portfolio. Other important contributors included Harbor Capital Appreciation Fund, Harbor Small Cap Growth Fund, Harbor International Fund and Harbor Mid Cap Growth Fund. Harbor Commodity Real Return Strategy Fund was the smallest contributor.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

34

Harbor Target Retirement 2040 Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2607

Cusip	411512403

Ticker	HARYX

Inception Date	01/02/2009

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$15,796

ADMINISTRATIVE CLASS

Fund #	2707

Cusip	411512601

Ticker	HARZX

Inception Date	01/02/2009

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$13

INVESTOR CLASS

Fund #	2807

Cusip	411512502

Ticker	HABBX

Inception Date	01/02/2009

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$13

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Strategic Markets

Harbor International Fund	18.9%

Harbor Large Cap Value Fund	16.7%

Harbor Capital Appreciation Fund	11.1%

Harbor International Growth Fund	8.1%

Harbor Mid Cap Value Fund	7.6%

Harbor Mid Cap Growth Fund	5.0%

Harbor Commodity Real Return Strategy Fund	4.1%

Harbor Small Cap Growth Fund	4.1%

Harbor Small Cap Value Fund	3.1%

Harbor Small Company Value Fund	3.0%

Fixed Income

Harbor Bond Fund	10.9%

Harbor High-Yield Bond Fund	7.1%

Harbor Real Return Fund	0.3%

35

Harbor Target Retirement 2040 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2010

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Target Retirement 2040 Fund
Institutional Class	12.62%	37.64%	N/A	25.03%	01/02/2009	$67,237
Comparative Indices
Russell 3000®	17.64%	40.90%	3.28%	28.06%	—	$69,452
MSCI EAFE (ND)	2.48%	34.43%	3.86%	22.19%	—	$65,256
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	6.66%	—	$54,470

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Target Retirement 2040 Fund
Administrative Class	12.51%	37.48%	N/A	25.02%	01/02/2009	$13,445
Investor Class	12.51%	37.48%	N/A	25.02%	01/02/2009	$13,445
Comparative Indices
Russell 3000®	17.64%	40.90%	3.28%	28.06%	—	$13,890
MSCI EAFE (ND)	2.48%	34.43%	3.86%	22.19%	—	$13,051
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	6.66%	—	$10,894

As stated in the Fund’s current prospectus, the expense ratios were 0.79% (Institutional Class), 1.04% (Administrative Class) and 1.16% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

36

Harbor Target Retirement 2040 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

HARBOR EQUITY FUNDS—77.6%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—50.6%
51,361	Harbor Capital Appreciation Fund	$1,751
103,405	Harbor Mid Cap Growth Fund	797
55,768	Harbor Small Cap Growth Fund	650
357,538	Harbor Large Cap Value Fund	2,639
108,932	Harbor Mid Cap Value Fund	1,197
26,028	Harbor Small Cap Value Fund	485
57,634	Harbor Small Company Value Fund	480

		7,999

HARBOR INTERNATIONAL EQUITY FUNDS—27.0%
55,159	Harbor International Fund	3,001
117,002	Harbor International Growth Fund	1,275

		4,276

TOTAL HARBOR EQUITY FUNDS (Cost $8,193)		12,275

HARBOR STRATEGIC MARKETS FUNDS—4.1%
(Cost $554)
Shares		Value (000s)

90,791	Harbor Commodity Real Return Strategy Fund	$646

HARBOR FIXED INCOME FUNDS—18.3%
102,882	Harbor High-Yield Bond Fund	1,119
139,070	Harbor Bond Fund	1,740
4,018	Harbor Real Return Fund	42

TOTAL HARBOR FIXED INCOME FUNDS (Cost $2,679)		2,901

TOTAL INVESTMENTS—100.0% (Cost $11,426)		15,822

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$15,822

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2040 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

37

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

A gradually improving economic environment provided a favorable backdrop for financial markets for the fiscal half-year ended April 30, 2010. Equities, fixed-income investments, and commodities all posted positive returns.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 17.64%. U.S. value stocks outperformed growth, but both segments posted solid double-digit returns. All of the major capitalization ranges had double-digit returns as well. Small cap stocks had the strongest performance, followed by mid caps and then large caps. International equities, burdened by fears of a fiscal crisis in Europe and a slowing rate of growth in China, had more modest results. For U.S.-based investors, returns of foreign equities were further weakened by changes in currency valuations, as the U.S. dollar rose versus most major currencies. The MSCI EAFE (ND) Index of stocks in developed international markets returned 2.48% in U.S. dollar terms.

High-yield bonds were the best performing fixed income category, with the BofA Merrill Lynch US High Yield Index posting a return of 11.65%. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. taxable bond market, returned 2.54%. Shorter-term fixed income investments continued to post unusually low returns, reflecting the ongoing impact of monetary easing policies aimed at keeping the economic recovery on a sustainable pace. Commodity prices fluctuated before ending the six-months with a return of 2.21%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities.

PERFORMANCE

Harbor Target Retirement 2045 Fund posted a return of 13.34% for the six months ended April 30, 2010. The overall performance of the Fund benefited from the results of its underlying Harbor funds, as each of the Harbor funds making up the portfolio had a positive return during the period.

Equity funds were the largest contributors to Harbor Target Retirement 2045 Fund’s returns, led by Harbor Large Cap Value Fund and Harbor Mid Cap Value Fund, which together represented nearly 30% of the portfolio. Other important contributors included Harbor Capital Appreciation Fund, Harbor Small Cap Growth Fund, Harbor Mid Cap Growth Fund and Harbor International Fund. Harbor Commodity Real Return Strategy Fund, accounting for about 3% of the portfolio, was the smallest contributor.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

38

Harbor Target Retirement 2045 Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2608

Cusip	411511181

Ticker	HACCX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$775

ADMINISTRATIVE CLASS

Fund #	2708

Cusip	411511173

Ticker	HADDX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$13

INVESTOR CLASS

Fund #	2808

Cusip	411511165

Ticker	HAEEX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$13

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Strategic Markets

Harbor International Fund	21.1%

Harbor Large Cap Value Fund	18.9%

Harbor Capital Appreciation Fund	12.7%

Harbor International Growth Fund	9.0%

Harbor Mid Cap Value Fund	8.6%

Harbor Mid Cap Growth Fund	5.7%

Harbor Small Cap Growth Fund	4.7%

Harbor Small Cap Value Fund	3.5%

Harbor Small Company Value Fund	3.5%

Harbor Commodity Real Return Strategy Fund	3.2%

Fixed Income

Harbor Bond Fund	5.5%

Harbor High-Yield Bond Fund	3.6%

39

Harbor Target Retirement 2045 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2010

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Target Retirement 2045 Fund
Institutional Class	13.34%	39.45%	N/A	25.39%	01/02/2009	$67,494
Comparative Indices
Russell 3000®	17.64%	40.90%	3.28%	28.06%	—	$69,452
MSCI EAFE (ND)	2.48%	34.43%	3.86%	22.19%	—	$65,256
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	6.66%	—	$54,470

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Target Retirement 2045 Fund
Administrative Class	13.34%	39.45%	N/A	25.39%	01/02/2009	$13,499
Investor Class	13.34%	39.45%	N/A	25.39%	01/02/2009	$13,499
Comparative Indices
Russell 3000®	17.64%	40.90%	3.28%	28.06%	—	$13,890
MSCI EAFE (ND)	2.48%	34.43%	3.86%	22.19%	—	$13,051
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	6.66%	—	$10,894

As stated in the Fund’s current prospectus, the expense ratios were 0.81% (Institutional Class), 1.06% (Administrative Class) and 1.18% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

40

Harbor Target Retirement 2045 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

HARBOR EQUITY FUNDS—87.7%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—57.6%
2,960	Harbor Capital Appreciation Fund	$101
5,945	Harbor Mid Cap Growth Fund	46
3,225	Harbor Small Cap Growth Fund	38
20,498	Harbor Large Cap Value Fund	151
6,308	Harbor Mid Cap Value Fund	69
1,505	Harbor Small Cap Value Fund	28
3,366	Harbor Small Company Value Fund	28

		461

HARBOR INTERNATIONAL EQUITY FUNDS—30.1%
3,098	Harbor International Fund	169
6,614	Harbor International Growth Fund	72

		241

TOTAL HARBOR EQUITY FUNDS (Cost $585)		702

HARBOR STRATEGIC MARKETS FUNDS—3.2%
(Cost $25)
Shares		Value (000s)

3,690	Harbor Commodity Real Return Strategy Fund	$26

HARBOR FIXED INCOME FUNDS—9.1%
2,683	Harbor High-Yield Bond Fund	29
3,491	Harbor Bond Fund	44

TOTAL HARBOR FIXED INCOME FUNDS (Cost $70)		73

TOTAL INVESTMENTS—100.0% (Cost $680)		801

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$801

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2045 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

41

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

A gradually improving economic environment provided a favorable backdrop for financial markets for the fiscal half-year ended April 30, 2010. Equities, fixed-income investments, and commodities all posted positive returns.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 17.64%. U.S. value stocks outperformed growth, but both segments posted solid double-digit returns. All of the major capitalization ranges had double-digit returns as well. Small cap stocks had the strongest performance, followed by mid caps and then large caps. International equities, burdened by fears of a fiscal crisis in Europe and a slowing rate of growth in China, had more modest results. For U.S.-based investors, returns of foreign equities were further weakened by changes in currency valuations, as the U.S. dollar rose versus most major currencies. The MSCI EAFE (ND) Index of stocks in developed international markets returned 2.48% in U.S. dollar terms.

High-yield bonds were the best performing fixed income category, with the BofA Merrill Lynch US High Yield Index posting a return of 11.65%. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. taxable bond market, returned 2.54%. Shorter-term fixed income investments continued to post unusually low returns, reflecting the ongoing impact of monetary easing policies aimed at keeping the economic recovery on a sustainable pace. Commodity prices fluctuated before ending the six-months with a return of 2.21%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities.

PERFORMANCE

Harbor Target Retirement 2050 Fund posted a return of 13.34% for the six months ended April 30, 2010. The overall performance of the Fund benefited from the results of its underlying Harbor funds, as each of the Harbor funds making up the portfolio had a positive return during the period.

Equity funds were the largest contributors to Harbor Target Retirement 2050 Fund’s returns, led by Harbor Large Cap Value Fund and Harbor Mid Cap Value Fund, which together represented nearly 30% of the portfolio. Other important contributors included Harbor Capital Appreciation Fund, Harbor Small Cap Growth Fund, Harbor Mid Cap Growth Fund and Harbor International Fund. Harbor Bond Fund, accounting for about 4% of the portfolio, was the smallest contributor.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

42

Harbor Target Retirement 2050 Fund

FUND SUMMARY—April 30, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2609

Cusip	411511157

Ticker	HAFFX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$16,214

ADMINISTRATIVE CLASS

Fund #	2709

Cusip	411511140

Ticker	HAGGX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2809

Cusip	411511132

Ticker	HAHHX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$14

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Strategic Markets

Harbor International Fund	22.0%

Harbor Large Cap Value Fund	19.3%

Harbor Capital Appreciation Fund	12.8%

Harbor International Growth Fund	9.3%

Harbor Mid Cap Value Fund	8.8%

Harbor Mid Cap Growth Fund	5.8%

Harbor Small Cap Growth Fund	4.8%

Harbor Small Cap Value Fund	3.5%

Harbor Small Company Value Fund	3.5%

Harbor Commodity Real Return Strategy Fund	3.1%

Fixed Income

Harbor Bond Fund	4.2%

Harbor High-Yield Bond Fund	2.9%

43

Harbor Target Retirement 2050 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2010

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Target Retirement 2050 Fund
Institutional Class	13.34%	39.59%	N/A	25.39%	01/02/2009	$67,492
Comparative Indices
Russell 3000®	17.64%	40.90%	3.28%	28.06%	—	$69,452
MSCI EAFE (ND)	2.48%	34.43%	3.86%	22.19%	—	$65,256
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	6.66%	—	$54,470

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2010

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2010
Harbor Target Retirement 2050 Fund
Administrative Class	13.34%	39.45%	N/A	25.39%	01/02/2009	$13,498
Investor Class	13.34%	39.45%	N/A	25.39%	01/02/2009	$13,498
Comparative Indices
Russell 3000®	17.64%	40.90%	3.28%	28.06%	—	$13,890
MSCI EAFE (ND)	2.48%	34.43%	3.86%	22.19%	—	$13,051
Barclays Capital U.S. Aggregate Bond	2.54%	8.30%	5.38%	6.66%	—	$10,894

As stated in the Fund’s current prospectus, the expense ratios were 0.81% (Institutional Class), 1.06% (Administrative Class) and 1.18% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

44

Harbor Target Retirement 2050 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2010 (Unaudited)

HARBOR EQUITY FUNDS—89.8%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—58.5%
61,010	Harbor Capital Appreciation Fund	$2,080
122,838	Harbor Mid Cap Growth Fund	947
66,251	Harbor Small Cap Growth Fund	773
424,712	Harbor Large Cap Value Fund	3,134
129,402	Harbor Mid Cap Value Fund	1,422
30,923	Harbor Small Cap Value Fund	576
68,473	Harbor Small Company Value Fund	570

		9,502

HARBOR INTERNATIONAL EQUITY FUNDS—31.3%
65,526	Harbor International Fund	3,565
138,992	Harbor International Growth Fund	1,515

		5,080

TOTAL HARBOR EQUITY FUNDS (Cost $9,776)		14,582

HARBOR STRATEGIC MARKETS FUNDS—3.1%
(Cost $425)
Shares		Value (000s)

70,100	Harbor Commodity Real Return Strategy Fund	$498

HARBOR FIXED INCOME FUNDS—7.1%
42,732	Harbor High-Yield Bond Fund	465
55,679	Harbor Bond Fund	697

TOTAL HARBOR FIXED INCOME FUNDS (Cost $1,060)		1,162

TOTAL INVESTMENTS—100.0% (Cost $11,261)		16,242

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$16,242

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at April 30, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2050 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

45

Harbor Target Retirement Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2010 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
ASSETS
Investments, at identified cost	$14,486	$1,648	$4,630	$18,727	$2,566	$23,456	$871	$11,426	$680	$11,261
Investments in affiliated funds, at value	$16,003	$1,683	$4,937	$21,922	$2,782	$28,668	$1,017	$15,822	$801	$16,242
Receivables for:
Capital shares sold	9	2	3	26	3	26	1	17	4	17
Prepaid registration fees	1	1	1	1	1	1	1	1	1	1
Total Assets	16,013	1,686	4,941	21,949	2,786	28,695	1,019	15,840	806	16,260
LIABILITIES
Payables for:
Due to custodian	1	1	1	1	1	1	1	1	1	1
Investments in affiliated funds purchased	8	2	3	26	3	26	1	17	4	17
Total Liabilities	9	3	4	27	4	27	2	18	5	18
NET ASSETS	$16,004	$1,683	$4,937	$21,922	$2,782	$28,668	$1,017	$15,822	$801	$16,242
Net Assets Consist of:
Paid-in capital	$13,803	$1,480	$4,250	$17,567	$2,449	$21,808	$838	$10,451	$651	$10,390
Undistributed/(accumulated) net investment income/(loss)	6	6	16	66	7	79	3	26	1	11
Accumulated net realized gain/(loss)	678	162	364	1,094	110	1,569	30	949	28	860
Unrealized appreciation/(depreciation) of investments	1,517	35	307	3,195	216	5,212	146	4,396	121	4,981
	$16,004	$1,683	$4,937	$21,922	$2,782	$28,668	$1,017	$15,822	$801	$16,242
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$15,980	$1,659	$4,913	$21,896	$2,756	$28,642	$991	$15,796	$775	$16,214
Shares of beneficial interest[1]	1,475	144	424	1,905	222	2,439	76	1,376	59	1,285
Net asset value per share[2]	$10.84	$11.50	$11.59	$11.49	$12.43	$11.74	$12.95	$11.48	$13.20	$12.62
Administrative Class
Net assets	$12	$12	$12	$13	$13	$13	$13	$13	$13	$14
Shares of beneficial interest[1]	1	1	1	1	1	1	1	1	1	1
Net asset value per share[2]	$10.83	$11.49	$11.59	$11.49	$12.43	$11.74	$12.95	$11.48	$13.20	$12.62
Investor Class
Net assets	$12	$12	$12	$13	$13	$13	$13	$13	$13	$14
Shares of beneficial interest[1]	1	1	1	1	1	1	1	1	1	1
Net asset value per share[2]	$10.83	$11.49	$11.59	$11.49	$12.43	$11.74	$12.95	$11.48	$13.20	$12.62

1	Par value $0.01 (unlimited authorizations)

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

46

Harbor Target Retirement Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2010 (Unaudited)

(All amounts in thousands)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
Investment Income
Dividends from affiliated funds	$313	$31	$108	$430	$44	$510	$12	$224	$7	$175
Total Investment Income	313	31	108	430	44	510	12	224	7	175
Operating Expenses
12b-1 fees:
Administrative Class[a]	—	—	—	—	—	—	—	—	—	—
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Transfer agent fees:
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Total expenses[a]	—	—	—	—	—	—	—	—	—	—
Other expenses waived[a]	—	—	—	—	—	—	—	—	—	—
Net Investment Income/(Loss)	313	31	108	430	44	510	12	224	7	175
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Affiliated funds	654	160	358	1,070	108	1,550	31	944	30	858
Distributions received from affiliated funds	25	2	7	25	2	21	—	6	—	3
Change in net unrealized appreciation/(depreciation) of:
Affiliated funds	(105)	(81)	(91)	130	35	566	42	593	39	825
Net gain/(loss) on investment transactions	574	81	274	1,225	145	2,137	73	1,543	69	1,686
Net Increase/(Decrease) in Net Assets Resulting from Operations	$887	$112	$382	$1,655	$189	$2,647	$85	$1,767	$76	$1,861

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

47

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2010 Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund
	November 1, 2009 through April 30, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through April 30, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through April 30, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through April 30, 2010	January 2, 2009[a] through October 31, 2009
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations
Net investment income/(loss)	$313	$202	$31	$14	$108	$50	$430	$251
Net realized gain/(loss) on affiliated funds	654	774	160	48	358	226	1,070	1,242
Net capital gain distributions received from affiliated funds	25	—	2	—	7	—	25	—
Net unrealized appreciation/(depreciation) of affiliated funds	(105)	1,622	(81)	116	(91)	398	130	3,065
Net increase/(decrease) in assets resulting from operations	887	2,598	112	178	382	674	1,655	4,558
Distributions to Shareholders
Net investment income:
Institutional Class	(327)	(182)	(39)	—	(142)	—	(615)	—
Administrative Class	—	—	—	—	—	—	—	—
Investor Class	—	—	—	—	—	—	—	—
Net realized gain on investments:
Institutional Class	(773)	—	(47)	—	(225)	—	(1,241)	—
Administrative Class	(1)	—	(1)	—	(1)	—	(1)	—
Investor Class	(1)	—	—	—	(1)	—	(1)	—
Total distributions to shareholders	(1,102)	(182)	(87)	—	(369)	—	(1,858)	—
Net Increase/(Decrease) Derived from Capital Share Transactions	(189)	13,992	233	1,247	135	4,115	2,802	14,765
Net increase/(decrease) in net assets	(404)	16,408	258	1,425	148	4,789	2,599	19,323
Net Assets
Beginning of period	16,408	—	1,425	—	4,789	—	19,323	—
End of period*	$16,004	$16,408	$1,683	$1,425	$4,937	$4,789	$21,922	$19,323
* Includes undistributed/(accumulated) net investment income/(loss) of :	$6	$20	$6	$14	$16	$50	$66	$251

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

48

Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund
November 1, 2009 through April 30, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through April 30, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through April 30, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through April 30, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through April 30, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through April 30, 2010	January 2, 2009[a] through October 31, 2009
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$44	$16	$510	$269	$12	$4	$224	$97	$7	$2	$175	$55
108	28	1,550	2,073	31	4	944	1,875	30	3	858	747
2	—	21	—	—	—	6	—	—	—	3	—
35	181	566	4,646	42	104	593	3,803	39	82	825	4,156
189	225	2,647	6,988	85	112	1,767	5,775	76	87	1,861	4,958

(52)	—	(700)	—	(13)	—	(295)	—	(8)	—	(219)	—
(1)	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

(28)	—	(2,073)	—	(5)	—	(1,872)	—	(5)	—	(746)	—
—	—	(1)	—	—	—	(2)	—	—	—	(1)	—
—	—	(1)	—	—	—	(2)	—	—	—	(1)	—
(81)	—	(2,775)	—	(18)	—	(2,171)	—	(13)	—	(967)	—
795	1,654	5,077	16,731	382	456	2,232	8,219	227	424	1,472	8,918
903	1,879	4,949	23,719	449	568	1,828	13,994	290	511	2,366	13,876

1,879	—	23,719	—	568	—	13,994	—	511	—	13,876	—
$2,782	$1,879	$28,668	$23,719	$1,017	$568	$15,822	$13,994	$801	$511	$16,242	$13,876
$7	$16	$79	$269	$3	$4	$26	$97	$1	$2	$11	$55

49

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2010 Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund
	November 1, 2009 through April 30, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through April 30, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through April 30, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through April 30, 2010	January 2, 2009[a] through October 31, 2009
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$1,329	$17,927	$1,212	$1,375	$1,404	$5,273	$2,699	$18,497
Reinvested distributions	1,100	182	86	—	367	—	1,856	—
Cost of shares reacquired	(2,620)	(4,137)	(1,067)	(148)	(1,638)	(1,178)	(1,755)	(3,752)
Net increase/(decrease) in net assets	$(191)	$13,972	$231	$1,227	$133	$4,095	$2,800	$14,745
Administrative Class
Net proceeds from sale of shares	$—	$10	$—	$10	$—	$10	$—	$10
Reinvested distributions	1	—	1	—	1	—	1	—
Net increase/(decrease) in net assets	$1	$10	$1	$10	$1	$10	$1	$10
Investor Class
Net proceeds from sale of shares	$—	$10	$—	$10	$—	$10	$—	$10
Reinvested distributions	1	—	1	—	1	—	1	—
Net increase/(decrease) in net assets	$1	$10	$1	$10	$1	$10	$1	$10
SHARES
Institutional Class
Shares sold	122	1,878	107	138	122	522	238	2,006
Shares issued due to reinvestment of distributions	105	17	8	—	33	—	169	—
Shares reacquired	(240)	(407)	(94)	(15)	(143)	(110)	(154)	(354)
Net increase/(decrease) in shares outstanding	(13)	1,488	21	123	12	412	253	1,652
Beginning of period	1,488	—	123	—	412	—	1,652	—
End of period	1,475	1,488	144	123	424	412	1,905	1,652
Administrative Class
Shares sold	—	1	—	1	—	1	—	1
Net increase/(decrease) in shares outstanding	—	1	—	1	—	1	—	1
Beginning of period	1	—	1	—	1	—	1	—
End of period	1	1	1	1	1	1	1	1
Investor Class
Shares sold	—	1	—	1	—	1	—	1
Net increase/(decrease) in shares outstanding	—	1	—	1	—	1	—	1
Beginning of period	1	—	1	—	1	—	1	—
End of period	1	1	1	1	1	1	1	1

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

50

Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund
November 1, 2009 through April 30, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through April 30, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through April 30, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through April 30, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through April 30, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through April 30, 2010	January 2, 2009[a] through October 31, 2009
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$961	$1,652	$4,373	$24,819	$384	$437	$1,087	$13,819	$290	$413	$1,802	$10,874
80	—	2,772	—	18	—	2,167	—	12	—	965	—
(248)	(18)	(2,070)	(8,108)	(20)	(1)	(1,026)	(5,620)	(75)	(9)	(1,297)	(1,976)
$793	$1,634	$5,075	$16,711	$382	$436	$2,228	$8,199	$227	$404	$1,470	$8,898

$—	$10	$—	$10	$—	$10	$—	$10	$—	$10	$—	$10
1	—	1	—	—	—	2	—	—	—	1	—
$1	$10	$1	$10	$—	$10	$2	$10	$—	$10	$1	$10

$—	$10	$—	$10	$—	$10	$—	$10	$—	$10	$—	$10
1	—	1	—	—	—	2	—	—	—	1	—
$1	$10	$1	$10	$—	$10	$2	$10	$—	$10	$1	$10

79	159	380	2,783	30	46	95	1,698	23	42	145	1,357
7	—	249	—	2	—	200	—	1	—	81	—
(21)	(2)	(179)	(794)	(2)	—	(89)	(528)	(6)	(1)	(105)	(193)
65	157	450	1,989	30	46	206	1,170	18	41	121	1,164
157	—	1,989	—	46	—	1,170	—	41	—	1,164	—
222	157	2,439	1,989	76	46	1,376	1,170	59	41	1,285	1,164

—	1	—	1	—	1	—	1	—	1	—	1
—	1	—	1	—	1	—	1	—	1	—	1
1	—	1	—	1	—	1	—	1	—	1	—
1	1	1	1	1	1	1	1	1	1	1	1

—	1	—	1	—	1	—	1	—	1	—	1
—	1	—	1	—	1	—	1	—	1	—	1
1	—	1	—	1	—	1	—	1	—	1	—
1	1	1	1	1	1	1	1	1	1	1	1

51

Harbor Target Retirement Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT INCOME FUND
	Institutional Class			Administrative Class				Investor Class
	6-Month Period Ended April 30, 2010	10-Month Period Ended October 31, 2009[e]		6-Month Period Ended April 30, 2010		10-Month Period Ended October 31, 2009[e]		6-Month Period Ended April 30, 2010		10-Month Period Ended October 31, 2009[e]
	(Unaudited)			(Unaudited)				(Unaudited)
Net asset value beginning of period	$11.01	$10.00		$11.01		$10.00		$11.01		$10.00
Income from Investment Operations
Net investment income/(loss)	0.21 [a]	0.14	[a]	0.21	[a]	0.14	[a]	0.21	[a]	0.14	[a]
Net realized and unrealized gains/(losses) on investments	0.38	1.00		0.37		1.00		0.37		1.00
Total from investment operations	0.59	1.14		0.58		1.14		0.58		1.14
Less Distributions
Dividends from net investment income	(0.22)	(0.13)		(0.22)		(0.13)		(0.22)		(0.13)
Distributions from net realized capital gains[1]	(0.54)	—		(0.54)		—		(0.54)		—
Total distributions	(0.76)	(0.13)		(0.76)		(0.13)		(0.76)		(0.13)
Net asset value end of period	10.84	11.01		10.83		11.01		10.83		11.01
Net assets end of period (000s)	$15,980	$16,386		$12		$11		$12		$11
Ratios and Supplemental Data (%)
Total return	5.60%[b,d]	11.42%[b,d]		5.51%[b,d]		11.42%[b,d]		5.51%[b,d]		11.42%[b,d]
Ratio of total expenses to average net assets[f]	—	—		0.25	[c]	0.30	[c]	0.37	[c]	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—		—		—		—		—
Ratio of net investment income to average net assets[f]	3.83 [a,c]	1.99	[a,c]	3.85	[a,c]	1.66	[a,c]	3.85	[a,c]	1.66	[a,c]
Portfolio turnover[g]	13 [d]	77	[d]	13	[d]	77	[d]	13	[d]	77	[d]

HARBOR TARGET RETIREMENT 2010 FUND
	Institutional Class			Administrative Class				Investor Class
	6-Month Period Ended April 30, 2010	10-Month Period Ended October 31, 2009[e]		6-Month Period Ended April 30, 2010		10-Month Period Ended October 31, 2009[e]		6-Month Period Ended April 30, 2010		10-Month Period Ended October 31, 2009[e]
	(Unaudited)			(Unaudited)				(Unaudited)
Net asset value beginning of period	$11.41	$10.00		$11.41		$10.00		$11.41		$10.00
Income from Investment Operations
Net investment income/(loss)	0.23 [a]	0.11	[a]	0.22	[a]	0.14	[a]	0.23	[a]	0.14	[a]
Net realized and unrealized gains/(losses) on investments	0.52	1.30		0.52		1.27		0.51		1.27
Total from investment operations	0.75	1.41		0.74		1.41		0.74		1.41
Less Distributions
Dividends from net investment income	(0.30)	—		(0.30)		—		(0.30)		—
Distributions from net realized capital gains[1]	(0.36)	—		(0.36)		—		(0.36)		—
Total distributions	(0.66)	—		(0.66)		—		(0.66)		—
Net asset value end of period	11.50	11.41		11.49		11.41		11.49		11.41
Net assets end of period (000s)	$1,659	$1,403		$12		$11		$12		$11
Ratios and Supplemental Data (%)
Total return	6.83%[b,d]	14.10%[b,d]		6.73%[b,d]		14.10%[b,d]		6.73%[b,d]		14.10%[b,d]
Ratio of total expenses to average net assets[f]	—	—		0.25	[c]	0.30	[c]	0.37	[c]	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—		—		—		—		—
Ratio of net investment income to average net assets[f]	3.49 [a,c]	2.06	[a,c]	3.81	[a,c]	1.66	[a,c]	3.82	[a,c]	1.66	[a,c]
Portfolio turnover[g]	72 [d]	49	[d]	72	[d]	49	[d]	72	[d]	49	[d]

See	page 56 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

52

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2015 FUND
	Institutional Class			Administrative Class				Investor Class
	6-Month Period Ended April 30, 2010	10-Month Period Ended October 31, 2009[e]		6-Month Period Ended April 30, 2010		10-Month Period Ended October 31, 2009[e]		6-Month Period Ended April 30, 2010		10-Month Period Ended October 31, 2009[e]
	(Unaudited)			(Unaudited)				(Unaudited)
Net asset value beginning of period	$11.56	$10.00		$11.56		$10.00		$11.56		$10.00
Income from Investment Operations
Net investment income/(loss)	0.23 [a]	0.12	[a]	0.24	[a]	0.15	[a]	0.25	[a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	0.62	1.44		0.61		1.41		0.60		1.41
Total from investment operations	0.85	1.56		0.85		1.56		0.85		1.56
Less Distributions
Dividends from net investment income	(0.32)	—		(0.32)		—		(0.32)		—
Distributions from net realized capital gains[1]	(0.50)	—		(0.50)		—		(0.50)		—
Total distributions	(0.82)	—		(0.82)		—		(0.82)		—
Net asset value end of period	11.59	11.56		11.59		11.56		11.59		11.56
Net assets end of period (000s)	$4,913	$4,765		$12		$12		$12		$12
Ratios and Supplemental Data (%)
Total return	7.64%[b,d]	15.60%[b,d]		7.64%[b,d]		15.60%[b,d]		7.64%[b,d]		15.60%[b,d]
Ratio of total expenses to average net assets[f]	—	—		0.25	[c]	0.30	[c]	0.37	[c]	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—		—		—		—		—
Ratio of net investment income to average net assets[f]	3.98 [a,c]	2.06	[a,c]	4.08	[a,c]	1.75	[a,c]	4.06	[a,c]	1.75	[a,c]
Portfolio turnover[g]	39 [d]	63	[d]	39	[d]	63	[d]	39	[d]	63	[d]

HARBOR TARGET RETIREMENT 2020 FUND
	Institutional Class			Administrative Class				Investor Class
	6-Month Period Ended April 30, 2010	10-Month Period Ended October 31, 2009[e]		6-Month Period Ended April 30, 2010		10-Month Period Ended October 31, 2009[e]		6-Month Period Ended April 30, 2010		10-Month Period Ended October 31, 2009[e]
	(Unaudited)			(Unaudited)				(Unaudited)
Net asset value beginning of period	$11.68	$10.00		$11.68		$10.00		$11.68		$10.00
Income from Investment Operations
Net investment income/(loss)	0.25 [a]	0.15	[a]	0.26	[a]	0.15	[a]	0.26	[a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	0.68	1.53		0.67		1.53		0.67		1.53
Total from investment operations	0.93	1.68		0.93		1.68		0.93		1.68
Less Distributions
Dividends from net investment income	(0.37)	—		(0.37)		—		(0.37)		—
Distributions from net realized capital gains[1]	(0.75)	—		(0.75)		—		(0.75)		—
Total distributions	(1.12)	—		(1.12)		—		(1.12)		—
Net asset value end of period	11.49	11.68		11.49		11.68		11.49		11.68
Net assets end of period (000s)	$21,896	$19,299		$13		$12		$13		$12
Ratios and Supplemental Data (%)
Total return	8.41%[b,d]	16.80%[b,d]		8.42%[b,d]		16.80%[b,d]		8.42%[b,d]		16.80%[b,d]
Ratio of total expenses to average net assets[f]	—	—		0.25	[c]	0.30	[c]	0.37	[c]	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—		—		—		—		—
Ratio of net investment income to average net assets[f]	4.19 [a,c]	2.17	[a,c]	4.27	[a,c]	1.77	[a,c]	4.28	[a,c]	1.77	[a,c]
Portfolio turnover[g]	18 [d]	56	[d]	18	[d]	56	[d]	18	[d]	56	[d]

See	page 56 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

53

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2025 FUND
	Institutional Class			Administrative Class				Investor Class
	6-Month Period Ended April 30, 2010	10-Month Period Ended October 31, 2009[e]		6-Month Period Ended April 30, 2010		10-Month Period Ended October 31, 2009[e]		6-Month Period Ended April 30, 2010		10-Month Period Ended October 31, 2009[e]
	(Unaudited)			(Unaudited)				(Unaudited)
Net asset value beginning of period	$11.81	$10.00		$11.81		$10.00		$11.81		$10.00
Income from Investment Operations
Net investment income/(loss)	0.26 [a]	0.10	[a]	0.27	[a]	0.15	[a]	0.27	[a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	0.87	1.71		0.86		1.66		0.86		1.66
Total from investment operations	1.13	1.81		1.13		1.81		1.13		1.81
Less Distributions
Dividends from net investment income	(0.33)	—		(0.33)		—		(0.33)		—
Distributions from net realized capital gains[1]	(0.18)	—		(0.18)		—		(0.18)		—
Total distributions	(0.51)	—		(0.51)		—		(0.51)		—
Net asset value end of period	12.43	11.81		12.43		11.81		12.43		11.81
Net assets end of period (000s)	$2,756	$1,855		$13		$12		$13		$12
Ratios and Supplemental Data (%)
Total return	9.75%[b,d]	18.10%[b,d]		9.75%[b,d]		18.10%[b,d]		9.75%[b,d]		18.10%[b,d]
Ratio of total expenses to average net assets[f]	—	—		0.25	[c]	0.30	[c]	0.37	[c]	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—		—		—		—		—
Ratio of net investment income to average net assets[f]	4.00 [a,c]	2.06	[a,c]	4.34	[a,c]	1.66	[a,c]	4.34	[a,c]	1.66	[a,c]
Portfolio turnover[g]	25 [d]	29	[d]	25	[d]	29	[d]	25	[d]	29	[d]

HARBOR TARGET RETIREMENT 2030 FUND
	Institutional Class			Administrative Class				Investor Class
	6-Month Period Ended April 30, 2010	10-Month Period Ended October 31, 2009[e]		6-Month Period Ended April 30, 2010		10-Month Period Ended October 31, 2009[e]		6-Month Period Ended April 30, 2010		10-Month Period Ended October 31, 2009[e]
	(Unaudited)			(Unaudited)				(Unaudited)
Net asset value beginning of period	$11.92	$10.00		$11.91		$10.00		$11.91		$10.00
Income from Investment Operations
Net investment income/(loss)	0.25 [a]	0.14	[a]	0.25	[a]	0.13	[a]	0.25	[a]	0.13	[a]
Net realized and unrealized gains/(losses) on investments	0.95	1.78		0.96		1.78		0.96		1.78
Total from investment operations	1.20	1.92		1.21		1.91		1.21		1.91
Less Distributions
Dividends from net investment income	(0.35)	—		(0.35)		—		(0.35)		—
Distributions from net realized capital gains[1]	(1.03)	—		(1.03)		—		(1.03)		—
Total distributions	(1.38)	—		(1.38)		—		(1.38)		—
Net asset value end of period	11.74	11.92		11.74		11.91		11.74		11.91
Net assets end of period (000s)	$28,642	$23,695		$13		$12		$13		$12
Ratios and Supplemental Data (%)
Total return	10.69%[b,d]	19.20%[b,d]		10.79%[b,d]		19.10%[b,d]		10.79%[b,d]		19.10%[b,d]
Ratio of total expenses to average net assets[f]	—	—		0.25	[c]	0.30	[c]	0.37	[c]	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—		—		—		—		—
Ratio of net investment income to average net assets[f]	3.89 [a,c]	1.92	[a,c]	3.98	[a,c]	1.51	[a,c]	3.98	[a,c]	1.51	[a,c]
Portfolio turnover[g]	17 [d]	66	[d]	17	[d]	66	[d]	17	[d]	66	[d]

See page 56 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

54

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2035 FUND
	Institutional Class			Administrative Class				Investor Class
	6-Month Period Ended April 30, 2010	10-Month Period Ended October 31, 2009[e]		6-Month Period Ended April 30, 2010		10-Month Period Ended October 31, 2009[e]		6-Month Period Ended April 30, 2010		10-Month Period Ended October 31, 2009[e]
	(Unaudited)			(Unaudited)				(Unaudited)
Net asset value beginning of period	$11.94	$10.00		$11.93		$10.00		$11.93		$10.00
Income from Investment Operations
Net investment income/(loss)	0.21 [a]	0.08	[a]	0.22	[a]	0.11	[a]	0.22	[a]	0.11	[a]
Net realized and unrealized gains/(losses) on investments	1.16	1.86		1.16		1.82		1.16		1.82
Total from investment operations	1.37	1.94		1.38		1.93		1.38		1.93
Less Distributions
Dividends from net investment income	(0.27)	—		(0.27)		—		(0.27)		—
Distributions from net realized capital gains[1]	(0.09)	—		(0.09)		—		(0.09)		—
Total distributions	(0.36)	—		(0.36)		—		(0.36)		—
Net asset value end of period	12.95	11.94		12.95		11.93		12.95		11.93
Net assets end of period (000s)	$991	$544		$13		$12		$13		$12
Ratios and Supplemental Data (%)
Total return	11.59%[b,d]	19.40%[b,d]		11.69%[b,d]		19.30%[b,d]		11.69%[b,d]		19.30%[b,d]
Ratio of total expenses to average net assets[f]	—	—		0.25	[c]	0.30	[c]	0.37	[c]	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—		—		—		—		—
Ratio of net investment income to average net assets[f]	3.00 [a,c]	1.47	[a,c]	3.46	[a,c]	1.24	[a,c]	3.46	[a,c]	1.24	[a,c]
Portfolio turnover[g]	12 [d]	17	[d]	12	[d]	17	[d]	12	[d]	17	[d]

HARBOR TARGET RETIREMENT 2040 FUND
	Institutional Class			Administrative Class				Investor Class
	6-Month Period Ended April 30, 2010	10-Month Period Ended October 31, 2009[e]		6-Month Period Ended April 30, 2010		10-Month Period Ended October 31, 2009[e]		6-Month Period Ended April 30, 2010		10-Month Period Ended October 31, 2009[e]
	(Unaudited)			(Unaudited)				(Unaudited)
Net asset value beginning of period	$11.94	$10.00		$11.95		$10.00		$11.95		$10.00
Income from Investment Operations
Net investment income/(loss)	0.19 [a]	0.08	[a]	0.19	[a]	0.08	[a]	0.19	[a]	0.08	[a]
Net realized and unrealized gains/(losses) on investments	1.20	1.86		1.19		1.87		1.19		1.87
Total from investment operations	1.39	1.94		1.38		1.95		1.38		1.95
Less Distributions
Dividends from net investment income	(0.25)	—		(0.25)		—		(0.25)		—
Distributions from net realized capital gains[1]	(1.60)	—		(1.60)		—		(1.60)		—
Total distributions	(1.85)	—		(1.85)		—		(1.85)		—
Net asset value end of period	11.48	11.94		11.48		11.95		11.48		11.95
Net assets end of period (000s)	$15,796	$13,970		$13		$12		$13		$12
Ratios and Supplemental Data (%)
Total return	12.62%[b,d]	19.40%[b,d]		12.51%[b,d]		19.50%[b,d]		12.51%[b,d]		19.50%[b,d]
Ratio of total expenses to average net assets[f]	—	—		0.25	[c]	0.30	[c]	0.37	[c]	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—		—		—		—		—
Ratio of net investment income to average net assets[f]	3.00 [a,c]	1.06	[a,c]	2.99	[a,c]	0.91	[a,c]	2.99	[a,c]	0.91	[a,c]
Portfolio turnover[g]	17 [d]	70	[d]	17	[d]	70	[d]	17	[d]	70	[d]

See	page 56 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

55

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2045 FUND
	Institutional Class			Administrative Class				Investor Class
	6-Month Period Ended April 30, 2010	10-Month Period Ended October 31, 2009[e]		6-Month Period Ended April 30, 2010		10-Month Period Ended October 31, 2009[e]		6-Month Period Ended April 30, 2010		10-Month Period Ended October 31, 2009[e]
	(Unaudited)			(Unaudited)				(Unaudited)
Net asset value beginning of period	$11.91	$10.00		$11.91		$10.00		$11.91		$10.00
Income from Investment Operations
Net investment income/(loss)	0.15 [a]	0.04	[a]	0.15	[a]	0.05	[a]	0.15	[a]	0.05	[a]
Net realized and unrealized gains/(losses) on investments	1.42	1.87		1.42		1.86		1.42		1.86
Total from investment operations	1.57	1.91		1.57		1.91		1.57		1.91
Less Distributions
Dividends from net investment income	(0.18)	—		(0.18)		—		(0.18)		—
Distributions from net realized capital gains[1]	(0.10)	—		(0.10)		—		(0.10)		—
Total distributions	(0.28)	—		(0.28)		—		(0.28)		—
Net asset value end of period	13.20	11.91		13.20		11.91		13.20		11.91
Net assets end of period (000s)	$775	$487		$13		$12		$13		$12
Ratios and Supplemental Data (%)
Total return	13.34%[b,d]	19.10%[b,d]		13.34%[b,d]		19.10%[b,d]		13.34%[b,d]		19.10%[b,d]
Ratio of total expenses to average net assets[f]	—	—		0.25	[c]	0.30	[c]	0.37	[c]	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—		—		—		—		—
Ratio of net investment income to average net assets[f]	2.16 [a,c]	0.68	[a,c]	2.37	[a,c]	0.55	[a,c]	2.37	[a,c]	0.55	[a,c]
Portfolio turnover[g]	17 [d]	15	[d]	17	[d]	15	[d]	17	[d]	15	[d]

HARBOR TARGET RETIREMENT 2050 FUND
	Institutional Class			Administrative Class				Investor Class
	6-Month Period Ended April 30, 2010	10-Month Period Ended October 31, 2009[e]		6-Month Period Ended April 30, 2010		10-Month Period Ended October 31, 2009[e]		6-Month Period Ended April 30, 2010		10-Month Period Ended October 31, 2009[e]
	(Unaudited)			(Unaudited)				(Unaudited)
Net asset value beginning of period	$11.91	$10.00		$11.91		$10.00		$11.91		$10.00
Income from Investment Operations
Net investment income/(loss)	0.15 [a]	0.05	[a]	0.15	[a]	0.05	[a]	0.15	[a]	0.05	[a]
Net realized and unrealized gains/(losses) on investments	1.39	1.86		1.39		1.86		1.39		1.86
Total from investment operations	1.54	1.91		1.54		1.91		1.54		1.91
Less Distributions
Dividends from net investment income	(0.19)	—		(0.19)		—		(0.19)		—
Distributions from net realized capital gains[1]	(0.64)	—		(0.64)		—		(0.64)		—
Total distributions	(0.83)	—		(0.83)		—		(0.83)		—
Net asset value end of period	12.62	11.91		12.62		11.91		12.62		11.91
Net assets end of period (000s)	$16,214	$13,852		$14		$12		$14		$12
Ratios and Supplemental Data (%)
Total return	13.34%[b,d]	19.10%[b,d]		13.34%[b,d]		19.10%[b,d]		13.34%[b,d]		19.10%[b,d]
Ratio of total expenses to average net assets[f]	—	—		0.25	[c]	0.30	[c]	0.37	[c]	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—		—		—		—		—
Ratio of net investment income to average net assets[f]	2.32 [a,c]	0.68	[a,c]	2.34	[a,c]	0.56	[a,c]	2.34	[a,c]	0.56	[a,c]
Portfolio turnover[g]	14 [d]	32	[d]	14	[d]	32	[d]	14	[d]	32	[d]

1	Includes both short-term and long-term capital gains.

a	Reflects the Distributor’s and Transfer Agent’s waiver, if any, or its 12b-1 and transfer agency fees, respectively.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period January 2, 2009 (inception) through October 31, 2009.

f	Ratio of net expenses to average net assets represents the net expenses paid by the Fund but does not include the acquired fund fees and expenses.

g	Amounts do not include the activity of the underlying funds.

The accompanying notes are an integral part of the Financial Statements.

56

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2010 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include a series of ten target retirement funds: Harbor Target Retirement Income Fund, Harbor Target Retirement 2010 Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund and Harbor Target Retirement 2050 Fund; (individually referred to as a “Fund” and collectively referred to as the “Funds” or the “Target Retirement Funds”). The Funds invest in a combination of other funds of the Trust (the “Underlying Funds”). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds. The Underlying Funds are managed by subadvisers, none of which are affiliated with the Adviser.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The Funds have adopted FASB ASC 105, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (the Codification), which is a single source of authoritative nongovernmental U.S. generally accepted accounting standards (US GAAP). All previous US GAAP standards issued by a standard setter are superseded by the Codification. The adoption of ASC 105 had no impact on the Funds’ net assets or results of operations.

Security Valuation

The assets of each Target Retirement Fund consist exclusively of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values.

Each Underlying Fund normally values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services.

When reliable market quotations are not readily available or when market quotations are considered unreliable, securities are priced at their fair value, calculated according to procedures adopted by the Board of Trustees, which may include utilizing an independent pricing service. An Underlying Fund may also use fair value pricing if the value of some or all of the Underlying Fund’s securities have been materially affected by events occurring before the Underlying Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by an Underlying Fund to calculate its NAV may differ from market quotations or official closing prices for the same securities. This means the Underlying Fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.

Fair Value Measurements

Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

57

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

The various inputs that may be used to determine the value of each Fund’s investments are summarized in three categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Valuations based on significant unobservable inputs may include the Funds’ own assumptions.

For fair valuations using significant unobservable inputs, ASC 820 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy and Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Description of the Underlying Funds

In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the statement of additional information, as well as the prospectuses of each of the Underlying Funds. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by these investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.

Investment Transactions and Income

Securities transactions are accounted for on the trade date (the day the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.

Distribution to Shareholders

Distributions are recorded on the ex-dividend date.

Expenses

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

Class Allocations

Income and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. The 12b-1 and transfer agent fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its

58

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

ASC 740, Income Taxes, establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the Funds’ current fiscal year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed the Funds’ tax positions expected to be taken on the 2009 federal income tax returns for purposes of implementing ASC 740. Management has concluded that no provision for income tax is required in the Funds’ financial statements.

Related Parties

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At April 30, 2010, each Fund held less than 10% of the outstanding shares of any Underlying Fund.

The Funds, in aggregate, held less than 20% of the total outstanding shares of any Underlying Fund.

New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update which will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements, as well as the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on the purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. Management is evaluating the implications of this change and believes the impact will be limited to expanded disclosures resulting from the adoption of this update.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of the Underlying Funds’ shares for the six-month period ended April 30, 2010 are as follows:

	Purchases	Sales
Harbor Target Retirement Income Fund	$2,173	$3,127
Harbor Target Retirement 2010 Fund	1,413	1,234
Harbor Target Retirement 2015 Fund	2,084	2,202
Harbor Target Retirement 2020 Fund	5,183	3,784
Harbor Target Retirement 2025 Fund	1,316	556
Harbor Target Retirement 2030 Fund	7,321	4,489
Harbor Target Retirement 2035 Fund	471	95
Harbor Target Retirement 2040 Fund	2,819	2,528
Harbor Target Retirement 2045 Fund	330	109
Harbor Target Retirement 2050 Fund	2,809	2,126

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.

59

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

An advisory agreement for the Funds was in effect during the six-month period ended April 30, 2010. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding the compensation of the Independent Trustees and certain other expenses such as extraordinary items and, for the Administrative and Investor Classes, 12b-1 fees and, for the Investor Class, certain transfer agent fees.

Distributor

Harbor Funds Distributors, Inc., a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays Harbor Funds Distributors compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate Harbor Funds Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by Harbor Funds Distributors on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses Harbor Funds Distributors may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if Harbor Funds Distributors’ actual expenses exceed the fee payable to Harbor Funds Distributors at any given time, the Funds will not be obligated to pay more than that fee. If Harbor Funds Distributors’ expenses are less than the fee it receives, Harbor Funds Distributors will retain the difference.

Harbor Funds Distributors voluntarily waived its 12b-1 fees for the Target Retirement Funds during the six-month period ended April 30, 2010. Fees incurred and the related waiver for these services are shown on each Fund’s Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Independent Trustees of the Funds and currently provides for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.00% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.00% of the average daily net assets of all Administrative Class shares.
Investor Class	0.12% of the average daily net assets of all Investor Class shares.

Harbor Services Group voluntarily waived its transfer agent fees for the Target Retirement Funds during the six-month period ended April 30, 2010. Fees incurred and the related waiver for these transfer agent services are shown on each Fund’s Statement of Operations.

60

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Shareholders

On April 30, 2010, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

Harbor Capital, Harbor Funds Distributors, and Harbor Services Group
Harbor Target Retirement Income Fund	7,598
Harbor Target Retirement 2010 Fund	7,419
Harbor Target Retirement 2015 Fund	7,515
Harbor Target Retirement 2020 Fund	7,715
Harbor Target Retirement 2025 Fund	7,299
Harbor Target Retirement 2030 Fund	14,655
Harbor Target Retirement 2035 Fund	7,202
Harbor Target Retirement 2040 Fund	8,199
Harbor Target Retirement 2045 Fund	16,154
Harbor Target Retirement 2050 Fund	8,447

Independent Trustees

The Independent Trustees received no remuneration from the Target Retirement Funds for the six-month period ended April 30, 2010.

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at April 30, 2010 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor Target Retirement Income Fund	$14,486	$1,517	$—	$1,517
Harbor Target Retirement 2010 Fund	1,648	36	(1)	35
Harbor Target Retirement 2015 Fund	4,630	307	—	307
Harbor Target Retirement 2020 Fund	18,727	3,195	—	3,195
Harbor Target Retirement 2025 Fund	2,566	216	—	216
Harbor Target Retirement 2030 Fund	23,456	5,212	—	5,212
Harbor Target Retirement 2035 Fund	871	146	—	146
Harbor Target Retirement 2040 Fund	11,426	4,396	—	4,396
Harbor Target Retirement 2045 Fund	680	121	—	121
Harbor Target Retirement 2050 Fund	11,261	4,981	—	4,981

NOTE 6—SUBSEQUENT EVENTS

Through the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented herein.

61

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2009 through April 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (November 1, 2009)	Ending Account Value (April 30, 2010)
Harbor Target Retirement Income Fund
Institutional Class	0.00%
Actual		$0.00	**	$1,000.00	$1,056.04
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,055.07
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,055.07
Hypothetical (5% return)		0.00		1,000.00	1,025.21

62

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—(Continued)

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (November 1, 2009)	Ending Account Value (April 30, 2010)
Harbor Target Retirement 2010 Fund
Institutional Class	0.00%
Actual		$0.00	**	$1,000.00	$1,068.27
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,067.34
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,067.34
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Harbor Target Retirement 2015 Fund
Institutional Class	0.00%
Actual		$0.00	**	$1,000.00	$1,076.41
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,076.41
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,076.41
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Harbor Target Retirement 2020 Fund
Institutional Class	0.00%
Actual		$0.00	**	$1,000.00	$1,084.15
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,084.24
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,084.24
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Harbor Target Retirement 2025 Fund
Institutional Class	0.00%
Actual		$0.00	**	$1,000.00	$1,097.53
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,097.53
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,097.53
Hypothetical (5% return)		0.00		1,000.00	1,025.21

63

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—(Continued)

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (November 1, 2009)	Ending Account Value (April 30, 2010)
Harbor Target Retirement 2030 Fund
Institutional Class	0.00%
Actual		$0.00	**	$1,000.00	$1,106.92
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,107.85
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,107.85
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Harbor Target Retirement 2035 Fund
Institutional Class	0.00%
Actual		$0.00	**	$1,000.00	$1,115.92
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,116.86
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,116.86
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Harbor Target Retirement 2040 Fund
Institutional Class	0.00%
Actual		$0.00	**	$1,000.00	$1,126.24
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,125.15
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,125.15
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Harbor Target Retirement 2045 Fund
Institutional Class	0.00%
Actual		$0.00	**	$1,000.00	$1,133.40
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,133.38
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,133.38
Hypothetical (5% return)		0.00		1,000.00	1,025.21

64

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—(Continued)

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (November 1, 2009)	Ending Account Value (April 30, 2010)
Harbor Target Retirement 2050 Fund
Institutional Class	0.00%
Actual		$0.00	**	$1,000.00	$1,133.37
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,133.37
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,133.37
Hypothetical (5% return)		0.00		1,000.00	1,025.21
*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses do not include acquired fund fees and expenses.

**	Transfer agent fees and 12b-1 fees were waived for the reporting period.

65

Harbor Target Retirement Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERD BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT FOR THE HARBOR TARGET RETIREMENT FUNDS

The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held February 7, 8 and 9, 2010, the Board, including the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital Advisors, Inc., (the “Adviser”), on behalf of the ten Harbor Target Retirement Funds (each, a “Target Retirement Fund” and collectively, the “Target Retirement Funds”), each a series of the Trust.

In evaluating the Target Retirement Funds’ Investment Advisory Agreement, the Trustees reviewed materials furnished by the Adviser, including information about its affiliates, personnel, and operations and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the approval of the Investment Advisory Agreement, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to services rendered by the Adviser.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement were fair and reasonable and approved the continuation for a one-year period of the Investment Advisory Agreement as being in the best interests of the respective Fund and its future shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the Target Retirement Funds’ proposed Investment Advisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

66

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

Among the factors considered by the Trustees in approving the Investment Advisory Agreement were the following:

•

the nature, extent, and quality of the services expected to be provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser to provide services to the Target Retirement Funds;

•	the favorable history, reputation, qualification and background of the Adviser;

•

the profitability of the Adviser with respect to each Target Retirement Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Target Retirement Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Target Retirement Funds’ principal underwriter, on such profitability;

•

while no fees were proposed to be charged by the Adviser for investment advisory services, the fact that the Adviser would benefit from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such funds by the Target Retirement Funds;

•	the fees and expense ratios of the Target Retirement Funds relative to the quality of service provided and the fees and expense ratios of similar investment companies;

•

the compensation to be received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each will provide to the Target Retirement Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Target Retirement Funds;

•	information received at regular meetings throughout the year related to Target Retirement Fund performance and services rendered by the Adviser; and

•

information contained in materials provided by the Adviser and compiled by Lipper as to the investment returns, advisory fees and total expense ratios of each share class of each Target Retirement Fund relative to those of benchmark indices, as well as other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of Funds compiled by Lipper.

Nature, Scope and Extent of Services

The Board evaluated the nature, scope and extent of the Adviser’s proposed services in light of the Board’s actual experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to the Harbor Funds generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Target Retirement Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper. The Trustees also received information explaining Lipper’s methodology, how information was compiled by Lipper, and what each comparison was intended to demonstrate.

In consideration of the Investment Advisory Agreement for each Target Retirement Funds (inception date of January 2, 2009 for each Target Retirement Fund), the Trustees noted that Lipper had selected 12 target date fund series as peers for the Target Retirement Funds that Lipper believes are the most comparable to the Target Retirement Funds. These 12 peer groups are: T. Rowe Price Retirement Funds, JPMorgan SmartRetirement Funds, Schwab Target Funds, Legg Mason Target Retirement Funds, Franklin Templeton Retirement Target Funds, Russell Retirement Strategy Funds, Hartford Target Retirement Funds, Oppenheimer Transition Funds, RiverSource Retirement Plus Funds, MFS Lifetime Funds, Principal LifeTime Funds and Columbia Retirement Portfolios. The Trustees further noted that the performance analysis conducted by Lipper included these 12 selected peers as the performance group and all target date funds as the performance universe.

The Trustees discussed the expertise of the Adviser in managing assets generally and in the target retirement asset class specifically, noting that the Adviser had maintained risk-based asset allocation options for retirement plans sponsored by its former corporate parent and other clients for more than 15 years prior to the 2009 launch of the Target Retirement Funds. The Trustees noted that the Target Retirement Funds totaled $103 million in assets, out of a firm-wide total of approximately $46.4 billion in assets under management.

67

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

The Trustees discussed the relatively short time period since the inception of the Target Retirement Funds. They also noted that the glidepaths for the Target Retirement Funds are generally more conservative compared to the peer funds in that the equity exposure for the Target Retirement Funds declines more steeply than it does in other target date fund families. The Trustees discussed how periods of strong equity market performance would negatively impact the performance of the Target Retirement Funds relative to their more aggressively positioned peer funds. The Trustees also considered the fact that the Adviser charged no management fee to the Funds and the extent to which the Adviser or an affiliate was waiving fees and/or reimbursing each of the Target Retirement Fund’s expenses to improve performance for shareholders and acknowledged that the reimbursements could be discontinued at any time. The Trustees noted that the Adviser’s profitability in managing the Target Retirement Funds was negative.

Harbor Target Retirement Income Fund. The Trustees noted the Fund’s underperformance relative to its universe medians for each of the one-, three- and six-month and since inception periods ended December 31, 2009 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the lowest in its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2010 Fund. The Trustees noted the Fund’s underperformance relative to its universe medians for each of the one-, three- and six-month and since inception periods ended December 31, 2009 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the lowest in its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2015 Fund. The Trustees noted the Fund’s underperformance relative to its universe medians for each of the one-, three- and six-month and since inception periods ended December 31, 2009 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the second lowest in its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2020 Fund. The Trustees noted the Fund’s underperformance relative to its Lipper universe medians for each of the one- and six-month and since inception periods ended December 31, 2009 but that the Fund had outperformed its three-month universe median as of December 31, 2009. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the third lowest in its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2025 Fund. The Trustees noted the Fund’s underperformance relative to its Lipper universe medians for each of the one- and six-month and since inception periods ended December 31, 2009 but that the Fund had performed at its three-month universe median as of December 31, 2009. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the fourth lowest in its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2030 Fund. The Trustees noted the Fund’s underperformance relative to its Lipper universe medians for each of the one- and six-month and since inception periods ended December 31, 2009 but that the Fund had outperformed its three-month universe median as of December 31, 2009. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the fourth lowest in its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2035 Fund. The Trustees noted the Fund’s underperformance relative to its Lipper universe medians for each of the one- and six-month and since inception periods ended December 31, 2009 but that the Fund had outperformed its three-month universe median as of December 31, 2009. The Trustees also considered the Lipper

68

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were at the peer group median. They also noted that the Fund’s underlying fund expenses were in the middle of its peer group. The actual total expense ratio of the Fund’s Institutional and Investor Classes was below the peer group and universe medians. The actual total expense ratios of the Fund’s Administrative Class were above the peer group median but below the universe median.

Harbor Target Retirement 2040 Fund. The Trustees noted the Fund’s outperformance relative to its universe medians for each of the one-, three- and six-month and since inception periods ended December 31, 2009 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were slightly above the peer group median. They also noted that the Fund’s underlying fund expenses were in the middle of its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2045 Fund. The Trustees noted the Fund’s outperformance relative to its universe medians for each of the one-, three- and six-month and since inception periods ended December 31, 2009 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were at the peer group median. They also noted that the Fund’s underlying fund expenses were in the middle of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and universe medians. The actual total expense ratio of the Fund’s Administrative Class was above the peer group median but below the universe median. The actual total expense ratio of the Fund’s Investor Class was at the peer group median but below the universe median.

Harbor Target Retirement 2050 Fund. The Trustees noted the Fund’s outperformance relative to its universe medians for each of the one-, three- and six-month and since inception periods ended December 31, 2009 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were at the peer group median. They also noted that the Fund’s underlying fund expenses were in the middle of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and universe medians. The actual total expense ratios of the Fund’s Administrative and Investor Classes were above the peer group medians but below the universe medians.

Advisory Fees and Profitability

The Trustees noted that the Adviser receives no fee from any of the Target Retirement Funds for the Adviser’s services in allocating the Target Retirement Funds’ assets among shares of the other Harbor Funds. They also noted that the Adviser would benefit indirectly from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such funds by the Target Retirement Funds and that the Board considers the issue of the Adviser’s profitability in operating these underlying funds at least annually as part of its annual investment advisory contract review process with respect to all of the Harbor Funds. The Board also noted that the Adviser was reimbursing each of the Target Retirement Fund’s expenses to improve performance for shareholders and that the Adviser was incurring a loss in operating the Target Retirement Funds.

Economies of Scale

As the Adviser does not receive a fee from any of the Target Retirement Funds for the Adviser’s services, the Trustees determined that it was unnecessary to consider economies of scale in this context. However, given that the Adviser benefits from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds, the Board noted that it considers the issue of breakpoints in the Harbor Funds’ fee schedules at least annually as part of its annual investment contract review process for all of the underlying Harbor Funds.

69

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2010)

The business and affairs of the Trust is managed by or under the direction of the Trustees, and they have all powers necessary or desirable to carry out that responsibility. The Trustees have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the best interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. Except as noted, the address of each Trustee and Officer is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (65) Trustee University of Chicago Booth School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	28	None

Howard P. Colhoun (74) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	28	None

John P. Gould (71) Trustee University of Chicago Booth School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-2006); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	28	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (69) Trustee 6 High Ridge Park Stamford, CT 06905	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-2009); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
INTERESTED TRUSTEE
David G. Van Hooser (63)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	28	None

70

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (40) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (38) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (35) Vice President and Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (41) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (51) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Jodie L. Crotteau (38) Assistant Secretary	Since 2005	Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), and Regulatory Compliance Specialist (2004-2005), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (57) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

71

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com.

We recommend that you read and retain this notice for your personal files

72

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch 1-3 Year US Treasury Index—The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index consisting of all public U.S. Treasury obligations having maturities from 1 to 2.99 years and reflects total return. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

73

Glossary—Continued

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

74

Glossary—Continued

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2500™ Value Index—The Russell 2500™ Value Index is composed of the smallest 2500 of the 3000 largest U.S. companies based on total market capitalization with lower price-to-book ratios and lower forecast growth values. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2500™ Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

75

Glossary—Continued

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

76

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60606-4180

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

06/2010/100	FD.SAR.T.0410

ITEM 2 – CODE OF ETHICS

Not applicable.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the prior Form N-CSR.

ITEM 11 – CONTROLS AND PROCEDURES

(a)	The Principal Executive and Financial Officers concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed this 21st day of June, 2010 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUNDS

By:	/s/ DAVID G. VAN HOOSER
David G. Van Hooser
Chairman, President, Trustee
And Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ DAVID G. VAN HOOSER	Chairman, President, Trustee	June 21, 2010
	David G. Van Hooser	and Chief Executive Officer

By:	/s/ ANMARIE S. KOLINSKI	Treasurer and Chief	June 21, 2010
	Anmarie S. Kolinski	Financial Officer

Exhibit Index

Number	Description

99.CERT1	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.CERT2	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).